Filed under Rule 497(c)

File Nos. 2-96408

and 811-04254

Prospectus     March 31, 2017

Share class (Symbol): A (ITCAX), C (SIMLX), FI (—), I (SICYX), IS (SICMX)

WESTERN ASSET

INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in this Prospectus on page 23 under the heading “Sales charges,” in the Appendix: Waivers and Discounts Available from Certain Service Agents on page 39 of this Prospectus and in the fund’s statement of additional information (“SAI”) on page 69 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1],2	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[3]	None	None	None	None
Small account fee[4]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.12	0.10	0.27[5]	0.18	0.07[5]
Total annual fund operating expenses	0.77	1.35	1.02	0.68	0.57
Fees waived and/or expenses reimbursed[6]	(0.02)	—	(0.17)	(0.08)	(0.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.35	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.
[3]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[4]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[5]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[6]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

2	Western Asset Intermediate Maturity California Municipals Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	464	642	1,158
Class C (with or without redemption at end of period)	137	427	739	1,623
Class FI (with or without redemption at end of period)	87	308	547	1,233
Class I (with or without redemption at end of period)	61	210	371	840
Class IS (with or without redemption at end of period)	56	181	316	711

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended

Western Asset Intermediate Maturity California Municipals Fund	3

Principal investment strategies cont’d

to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity may be more relevant than its duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

4	Western Asset Intermediate Maturity California Municipals Fund

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income and California State personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of

Western Asset Intermediate Maturity California Municipals Fund	5

Principal risks cont’d

municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments in California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recent economic downturn has had a severe and negative impact on the State of California, causing a significant deterioration in California’s economic base. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Western Asset Intermediate Maturity California Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.64    Worst Quarter (12/31/2010): (4.87)

Average annual total returns (%)
(for periods ended December 31, 2016)

Class A	1 year	5 years	10 years
Return before taxes	(3.77)	2.00	3.09
Return after taxes on distributions	(3.77)	2.00	3.09
Return after taxes on distributions and sale of fund shares	(1.01)	2.25	3.16

Other Classes (Return before taxes only)
Class C	(2.03)	1.87	2.71
Class I	(1.38)	2.61	3.49
Bloomberg Barclays California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	(0.74)	2.74	4.49
Lipper California Intermediate Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	(0.62)	2.48	3.45

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Intermediate Maturity California Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Fare has been a part of the portfolio management team for the fund since 1998. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[2]	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and California State personal income tax. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s website for more information.

8	Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities,” or other investments with similar economic characteristics.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

California municipal securities

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and California State personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and California State personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or California State personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and California State personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Western Asset Intermediate Maturity California Municipals Fund	9

More on the fund’s investment strategies, investments and risks cont’d

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and California State personal income taxes.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a means of changing investment characteristics of the fund’s portfolio

•	As a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

10	Western Asset Intermediate Maturity California Municipals Fund

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term

Western Asset Intermediate Maturity California Municipals Fund	11

More on the fund’s investment strategies, investments and risks cont’d interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the

12	Western Asset Intermediate Maturity California Municipals Fund

seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values

•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Western Asset Intermediate Maturity California Municipals Fund	13

More on the fund’s investment strategies, investments and risks cont’d

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same

14	Western Asset Intermediate Maturity California Municipals Fund

issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be

Western Asset Intermediate Maturity California Municipals Fund	15

More on the fund’s investment strategies, investments and risks cont’d cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will be exempt from regular federal income and California State personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the

16	Western Asset Intermediate Maturity California Municipals Fund

fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recession that ended in 2009 had a severe and negative impact on the State of California. California suffered job losses, significant foreclosures, a drop in housing prices and a severe contraction in new housing construction. Tax revenues declined precipitously, resulting in large budget deficits and cash shortfalls. Although California has been experiencing a gradual recovery, the State is still burdened with substantial debts and deferrals that were accumulated during and prior to the last recession. The State has indicated that, based on historic cycles, it expects the economy to contract within the coming years. In addition, a severe drought has recently challenged the State’s agricultural industry. Rising health care costs are increasing the State’s retirement benefit costs and the State faces mounting pension costs and unfunded pension liabilities. Failure to fund these costs in full is expected to increase the State’s future pension and retirement benefit obligations. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of California may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Western Asset Intermediate Maturity California Municipals Fund	17

More on the fund’s investment strategies, investments and risks cont’d

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset Intermediate Maturity California Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2016, LMPFA’s total assets under management were approximately $189.9 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2016, the total assets under management of Western Asset and its supervised affiliates were approximately $420.0 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2016, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $710.4 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Fare has been a part of the portfolio management team for the fund since 1998. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended November 30, 2016, the fund paid LMPFA an effective management fee of 0.48% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2016.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2018, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

Western Asset Intermediate Maturity California Municipals Fund	19

More on fund management cont’d

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Intermediate Maturity California Municipals Fund

Choosing a class of shares to buy

Individual investors who invest directly with the fund may purchase (i) Class A shares or (ii) in the case of investors who meet the $1,000,000 minimum initial investment, Class I shares. Individual investors can also invest in Class C shares. However, Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Individual investors who buy their shares through a Service Agent that has a direct transfer agent relationship with the fund (“Direct TA Accounts”) may acquire Class A shares of the fund through new purchases or incoming exchanges. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Class FI shareholders who invested directly with the fund through LMIS Accounts prior to March 31, 2017 were converted to Class A shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares.

If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

i. through a Service Agent or

ii. directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity California Municipals Fund	21

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•  No initial or contingent deferred sales charge

•  Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

22	Western Asset Intermediate Maturity California Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	Up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

Western Asset Intermediate Maturity California Municipals Fund	23

Sales charges cont’d

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the Appendix: Waivers and Discounts Available from Certain Service Agents.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange. Class C shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

24	Western Asset Intermediate Maturity California Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the Appendix: Waivers and Discounts Available from Certain Service Agents.

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity California Municipals Fund	25

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I and Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;

•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;

•	Clients of Eligible Financial Intermediaries; and

•	Other investors authorized by LMIS.

Class IS shares

Class IS shares may be purchased only in accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;

•	Clients of Eligible Financial Intermediaries (including Management Accounts); and

•	Other investors authorized by LMIS.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

26	Western Asset Intermediate Maturity California Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•   Class of shares being bought

•    Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	27

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

28	Western Asset Intermediate Maturity California Municipals Fund

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•    Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•    Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	29

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•    The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•   Class of shares being redeemed

•    Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•    Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

30	Western Asset Intermediate Maturity California Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and

•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make

Western Asset Intermediate Maturity California Municipals Fund	31

Other things to know about transactions cont’d

it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 877-721-1926 or 203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent with a direct transfer agency relationship with the fund.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges). The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the

32	Western Asset Intermediate Maturity California Municipals Fund

redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase.

Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable financial intermediary or Service Agent as being fee-based accounts.

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset Intermediate Maturity California Municipals Fund	33

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	California tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from personal income tax if from interest on California municipal securities
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

34	Western Asset Intermediate Maturity California Municipals Fund

For personal income tax purposes, California does not provide reduced tax rates for dividends and long-term capital gains.

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset Intermediate Maturity California Municipals Fund	35

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

36	Western Asset Intermediate Maturity California Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.01	$9.07	$8.67	$9.34	$8.78
Income (loss) from operations:
Net investment income	0.24	0.27	0.28	0.28	0.29
Net realized and unrealized gain (loss)	(0.32)	(0.06)	0.40	(0.67)	0.56
Total income (loss) from operations	(0.08)	0.21	0.68	(0.39)	0.85
Less distributions from:
Net investment income	(0.24)	(0.27)	(0.28)	(0.28)	(0.29)
Total distributions	(0.24)	(0.27)	(0.28)	(0.28)	(0.29)
Net asset value, end of year	$8.69	$9.01	$9.07	$8.67	$9.34
Total return[2]	(0.99)%	2.30%	7.95%	(4.25)%	9.87%
Net assets, end of year (000s)	$75,674	$69,400	$65,537	$67,499	$84,703
Ratios to average net assets:
Gross expenses	0.77%	0.78%	0.80%	0.80%	0.76%
Net expenses[3,4]	0.75	0.75	0.75	0.75	0.75
Net investment income	2.62	2.94	3.16	3.09	3.24
Portfolio turnover rate	8%	4%	11%	16%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

Western Asset Intermediate Maturity California Municipals Fund	37

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.00	$9.06	$8.66	$9.33	$8.76
Income (loss) from operations:
Net investment income	0.18	0.21	0.23	0.22	0.24
Net realized and unrealized gain (loss)	(0.32)	(0.06)	0.40	(0.67)	0.57
Total income (loss) from operations	(0.14)	0.15	0.63	(0.45)	0.81
Less distributions from:
Net investment income	(0.18)	(0.21)	(0.23)	(0.22)	(0.24)
Total distributions	(0.18)	(0.21)	(0.23)	(0.22)	(0.24)
Net asset value, end of year	$8.68	$9.00	$9.06	$8.66	$9.33
Total return[2]	(1.59)%	1.68%	7.32%	(4.83)%	9.34%
Net assets, end of year (000s)	$130,173	$102,681	$92,287	$96,766	$118,883
Ratios to average net assets:
Gross expenses	1.35%	1.36%	1.38%	1.38%	1.35%
Net expenses[3]	1.35	1.35 [4]	1.35 [4]	1.35 [4]	1.35 [4]
Net investment income	2.01	2.34	2.56	2.49	2.63
Portfolio turnover rate	8%	4%	11%	16%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.05	$9.10	$8.70	$9.38	$8.81
Income (loss) from operations:
Net investment income	0.25	0.28	0.29	0.29	0.31
Net realized and unrealized gain (loss)	(0.33)	(0.05)	0.41	(0.68)	0.57
Total income (loss) from operations	(0.08)	0.23	0.70	(0.39)	0.88
Less distributions from:
Net investment income	(0.25)	(0.28)	(0.30)	(0.29)	(0.31)
Total distributions	(0.25)	(0.28)	(0.30)	(0.29)	(0.31)
Net asset value, end of year	$8.72	$9.05	$9.10	$8.70	$9.38
Total return[2]	(0.94)%	2.56%	8.10%	(4.18)%	10.12%
Net assets, end of year (000s)	$32,989	$27,728	$23,128	$13,683	$19,322
Ratios to average net assets:
Gross expenses	0.68%	0.69%	0.74%	0.71%	0.66%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	2.77	3.09	3.28	3.23	3.37
Portfolio turnover rate	8%	4%	11%	16%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

38	Western Asset Intermediate Maturity California Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

MERRILL LYNCH (EFFECTIVE APRIL 10, 2017)

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) sales charge waivers available only through certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Intermediate Maturity California Municipals Fund	39

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Intermediate Maturity California Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0248ST 03/17

Filed under Rule 497(c)
File Nos. 2-96408
and 811-04254

Prospectus     March 31, 2017

Share class (Symbol): A (IMNYX), C (SINLX), FI (—), I (LMIIX), IS (SNYSX)

WESTERN ASSET

INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in this Prospectus on page 23 under the heading “Sales charges,” in the Appendix: Waivers and Discounts Available from Certain Service Agents on page 38 of this Prospectus and in the fund’s statement of additional information (“SAI”) on page 69 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1],2	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[3]	None	None	None	None
Small account fee[4]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.10	0.11	0.27[5]	0.17	0.07[5]
Total annual fund operating expenses	0.75	1.36	1.02	0.67	0.57
Fees waived and/or expenses reimbursed[6]	—	(0.01)	(0.17)	(0.07)	(0.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.35	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.
[3]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[4]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[5]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[6]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

2	Western Asset Intermediate Maturity New York Municipals Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	459	632	1,133
Class C (with or without redemption at end of period)	137	430	744	1,635
Class FI (with or without redemption at end of period)	87	308	547	1,233
Class I (with or without redemption at end of period)	61	207	366	827
Class IS (with or without redemption at end of period)	56	181	316	711

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended

Western Asset Intermediate Maturity New York Municipals Fund	3

Principal investment strategies cont’d

to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity may be more relevant than its duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

4	Western Asset Intermediate Maturity New York Municipals Fund

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax and New York State and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of

Western Asset Intermediate Maturity New York Municipals Fund	5

Principal risks cont’d

municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments in New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Western Asset Intermediate Maturity New York Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 5.44    Worst Quarter (12/31/2010): (4.03)

Average annual total returns (%)
(for periods ended December 31, 2016)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(3.31)	1.66	3.04
Return after taxes on distributions	(3.31)	1.66	3.03
Return after taxes on distributions and sale of fund shares	(0.62)	2.00	3.12

Other Classes (Return before taxes only)
Class C	(1.64)	1.51	2.63
Class I	(0.91)	2.27	N/A	3.27	04/01/2008
Bloomberg Barclays New York Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	(0.22)	2.34	4.25
Lipper New York Intermediate Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	(0.58)	1.76	2.97

[1]	For Class I shares, for the period from the class’ inception date to December 31, 2016, the average annual total return of the Bloomberg Barclays New York Intermediate Municipal Bond Index was 4.17%.
[2]	For Class I shares, for the period from March 31, 2008 to December 31, 2016, the average annual total return of the Lipper New York Intermediate Municipal Debt Funds Average was 3.00%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Intermediate Maturity New York Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Fare has been a part of the portfolio management team for the fund since 2004. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[2]	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New York State and New York City personal income tax. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s website for more information.

8	Western Asset Intermediate Maturity New York Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities,” or other investments with similar economic characteristics.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the

Western Asset Intermediate Maturity New York Municipals Fund	9

More on the fund’s investment strategies, investments and risks cont’d federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New York State and New York City personal income taxes.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as ”high yield” or ”junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a means of changing investment characteristics of the fund’s portfolio

•	As a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

10	Western Asset Intermediate Maturity New York Municipals Fund

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or New York state or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual

Western Asset Intermediate Maturity New York Municipals Fund	11

More on the fund’s investment strategies, investments and risks cont’d interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

12	Western Asset Intermediate Maturity New York Municipals Fund

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values

•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

Western Asset Intermediate Maturity New York Municipals Fund	13

More on the fund’s investment strategies, investments and risks cont’d

•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

14	Western Asset Intermediate Maturity New York Municipals Fund

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

Western Asset Intermediate Maturity New York Municipals Fund	15

More on the fund’s investment strategies, investments and risks cont’d

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will be exempt from regular federal income and New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit

16	Western Asset Intermediate Maturity New York Municipals Fund

fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, volatility in equity markets, fluctuations in energy prices, changes in real estate markets, and lower than projected employment levels and wages. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. Further reductions in federal funds could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Western Asset Intermediate Maturity New York Municipals Fund	17

More on the fund’s investment strategies, investments and risks cont’d

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset Intermediate Maturity New York Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2016, LMPFA’s total assets under management were approximately $189.9 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2016, the total assets under management of Western Asset and its supervised affiliates were approximately $420.0 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2016, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $710.4 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Fare has been a part of the portfolio management team for the fund since 2004. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended November 30, 2016, the fund paid LMPFA an effective management fee of 0.49% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2016.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2018, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

Western Asset Intermediate Maturity New York Municipals Fund	19

More on fund management cont’d

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Intermediate Maturity New York Municipals Fund

Choosing a class of shares to buy

Individual investors who invest directly with the fund may purchase (i) Class A shares or (ii) in the case of investors who meet the $1,000,000 minimum initial investment, Class I shares. Individual investors can also invest in Class C shares. However, Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Individual investors who buy their shares through a Service Agent that has a direct transfer agent relationship with the fund (“Direct TA Accounts”) may acquire Class A shares of the fund through new purchases or incoming exchanges. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Class FI shareholders who invested directly with the fund through LMIS Accounts prior to March 31, 2017 were converted to Class A shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares.

If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

i. through a Service Agent or

ii. directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity New York Municipals Fund	21

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•  No initial or contingent deferred sales charge

•  Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

22	Western Asset Intermediate Maturity New York Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	Up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

Western Asset Intermediate Maturity New York Municipals Fund	23

Sales charges cont’d

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the Appendix: Waivers and Discounts Available from Certain Service Agents.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange. Class C shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

24	Western Asset Intermediate Maturity New York Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the Appendix: Waivers and Discounts Available from Certain Service Agents.

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity New York Municipals Fund	25

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I and Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;

•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;

•	Clients of Eligible Financial Intermediaries; and

•	Other investors authorized by LMIS.

Class IS shares

Class IS shares may be purchased only in accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;

•	Clients of Eligible Financial Intermediaries (including Management Accounts); and

•	Other investors authorized by LMIS.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

26	Western Asset Intermediate Maturity New York Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•   Class of shares being bought

•    Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity New York Municipals Fund	27

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•    Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•    Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Western Asset Intermediate Maturity New York Municipals Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•    The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•   Class of shares being redeemed

•    Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•    Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•    You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity New York Municipals Fund	29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and

•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make

30	Western Asset Intermediate Maturity New York Municipals Fund

it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 877-721-1926 or 203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent with a direct transfer agency relationship with the fund.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges). The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the

Western Asset Intermediate Maturity New York Municipals Fund	31

Other things to know about transactions cont’d

redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase.

Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable financial intermediary or Service Agent as being fee-based accounts.

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

32	Western Asset Intermediate Maturity New York Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New York tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from personal income tax if from interest on New York municipal securities
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

Western Asset Intermediate Maturity New York Municipals Fund	33

Dividends, other distributions and taxes cont’d

For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

34	Western Asset Intermediate Maturity New York Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Intermediate Maturity New York Municipals Fund	35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.98	$9.05	$8.79	$9.45	$8.92
Income (loss) from operations:
Net investment income	0.26	0.27	0.28	0.28	0.30
Net realized and unrealized gain (loss)	(0.34)	(0.07)	0.26	(0.66)	0.53
Total income (loss) from operations	(0.08)	0.20	0.54	(0.38)	0.83
Less distributions from:
Net investment income	(0.26)	(0.27)	(0.28)	(0.28)	(0.30)
Total distributions	(0.26)	(0.27)	(0.28)	(0.28)	(0.30)
Net asset value, end of year	$8.64	$8.98	$9.05	$8.79	$9.45
Total return[2]	(0.96)%	2.19%	6.18%	(4.03)%	9.43%
Net assets, end of year (000s)	$139,752	$148,689	$146,780	$142,096	$157,270
Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.76%	0.76%	0.74%
Net expenses[3]	0.75	0.75	0.75 [4]	0.75 [4]	0.74 [4]
Net investment income	2.90	2.96	3.10	3.11	3.25
Portfolio turnover rate	19%	5%	9%	13%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

36	Western Asset Intermediate Maturity New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.99	$9.05	$8.79	$9.45	$8.92
Income (loss) from operations:
Net investment income	0.21	0.21	0.22	0.23	0.24
Net realized and unrealized gain (loss)	(0.34)	(0.06)	0.26	(0.66)	0.53
Total income (loss) from operations	(0.13)	0.15	0.48	(0.43)	0.77
Less distributions from:
Net investment income	(0.21)	(0.21)	(0.22)	(0.23)	(0.24)
Total distributions	(0.21)	(0.21)	(0.22)	(0.23)	(0.24)
Net asset value, end of year	$8.65	$8.99	$9.05	$8.79	$9.45
Total return[2]	(1.55)%	1.69%	5.55%	(4.61)%	8.77%
Net assets, end of year (000s)	$73,060	$69,753	$71,277	$82,540	$96,413
Ratios to average net assets:
Gross expenses	1.36%	1.35%	1.38%	1.36%	1.36%
Net expenses[3,4]	1.35	1.35	1.35	1.35	1.35
Net investment income	2.29	2.36	2.50	2.51	2.64
Portfolio turnover rate	19%	5%	9%	13%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.97	$9.03	$8.77	$9.43	$8.90
Income (loss) from operations:
Net investment income	0.27	0.28	0.29	0.30	0.31
Net realized and unrealized gain (loss)	(0.34)	(0.06)	0.26	(0.66)	0.53
Total income (loss) from operations	(0.07)	0.22	0.55	(0.36)	0.84
Less distributions from:
Net investment income	(0.27)	(0.28)	(0.29)	(0.30)	(0.31)
Total distributions	(0.27)	(0.28)	(0.29)	(0.30)	(0.31)
Net asset value, end of year	$8.63	$8.97	$9.03	$8.77	$9.43
Total return[2]	(0.81)%	2.46%	6.35%	(3.91)%	9.59%
Net assets, end of year (000s)	$48,278	$46,730	$33,621	$21,415	$27,321
Ratios to average net assets:
Gross expenses	0.67%	0.67%	0.72%	0.68%	0.63%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.04	3.11	3.23	3.26	3.39
Portfolio turnover rate	19%	5%	9%	13%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate Maturity New York Municipals Fund	37

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

MERRILL LYNCH (EFFECTIVE APRIL 10, 2017)

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) sales charge waivers available only through certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

38	Western Asset Intermediate Maturity New York Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Intermediate Maturity New York Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0247ST 03/17

Filed under Rule 497(c)
File Nos. 2-96408
and 811-04254

Prospectus     March 31, 2017

Share class (Symbol): A (SLMMX), C (SMALX), FI (—), I (LHMIX), IS (LHISX)

WESTERN ASSET

MASSACHUSETTS MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in this Prospectus on page 23 under the heading “Sales charges,” in the Appendix: Waivers and Discounts Available from Certain Service Agents on page 40 of this Prospectus and in the fund’s statement of additional information (“SAI”) on page 65 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1],2	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.19	0.20	0.34[6]	0.22	0.14[6]
Total annual fund operating expenses	0.84	1.40	1.09	0.72	0.64
Fees waived and/or expenses reimbursed[7]	(0.09)	(0.10)	(0.24)	(0.12)	(0.09)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.30	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

2	Western Asset Massachusetts Municipals Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	673	863	1,411
Class C (with redemption at end of period)	232	433	756	1,670
Class C (without redemption at end of period)	132	433	756	1,670
Class FI (with or without redemption at end of period)	87	323	578	1,307
Class I (with or without redemption at end of period)	61	218	388	883
Class IS (with or without redemption at end of period)	56	195	347	789

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in this Prospectus.

Western Asset Massachusetts Municipals Fund	3

Principal investment strategies cont’d

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in this Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity may be more relevant than its duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

4	Western Asset Massachusetts Municipals Fund

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or Massachusetts personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Western Asset Massachusetts Municipals Fund	5

Principal risks cont’d

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments in Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Western Asset Massachusetts Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 7.16    Worst Quarter (12/31/2008): (6.07)

Average annual total returns (%)
(for periods ended December 31, 2016)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(5.17)	1.99	3.25
Return after taxes on distributions	(5.17)	1.99	3.25
Return after taxes on distributions and sale of fund shares	(1.67)	2.34	3.38

Other Classes (Return before taxes only)
Class C	(2.46)	2.31	3.13
Class I	(0.72)	3.04	N/A	3.81	06/03/2008
Bloomberg Barclays Massachusetts Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	(0.19)	2.97	4.26
Lipper Massachusetts Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	(0.03)	2.87	3.28

[1]	For Class I shares, for the period from the class’ inception date to December 31, 2016, the average annual total return of the Bloomberg Barclays Massachusetts Municipal Bond Index was 4.27%.
[2]	For Class I shares, for the period from June 30, 2008 to December 31, 2016, the average annual total return of the Lipper Massachusetts Municipal Debt Funds Average was 3.86%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A shares will vary from returns shown for Class A shares. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Massachusetts Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Amodeo and Fare have been a part of the portfolio management team for the fund since 2006. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[2]	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and Massachusetts personal income tax. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s website for more information.

8	Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Massachusetts municipal securities

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Massachusetts personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Western Asset Massachusetts Municipals Fund	9

More on the fund’s investment strategies, investments and risks cont’d

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Massachusetts personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Massachusetts personal income taxes.

Maturity

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a means of changing investment characteristics of the fund’s portfolio

•	As a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors

•	As a substitute for buying or selling securities

•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

10	Western Asset Massachusetts Municipals Fund

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities

Western Asset Massachusetts Municipals Fund	11

More on the fund’s investment strategies, investments and risks cont’d held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

12	Western Asset Massachusetts Municipals Fund

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values

•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Western Asset Massachusetts Municipals Fund	13

More on the fund’s investment strategies, investments and risks cont’d

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same

14	Western Asset Massachusetts Municipals Fund

issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be

Western Asset Massachusetts Municipals Fund	15

More on the fund’s investment strategies, investments and risks cont’d cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will be exempt from regular federal income and Massachusetts personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the

16	Western Asset Massachusetts Municipals Fund

fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Employment levels, personal income and home prices contribute significantly to Massachusetts tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. The Commonwealth’s income tax rate has been reduced following scheduled reductions, and further scheduled reductions may have an additional negative impact on state revenues. Meanwhile, health care costs and the Commonwealth’s retirement benefit costs and pension liabilities continue to increase. Reductions in federal funds could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in the Commonwealth often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Massachusetts may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Western Asset Massachusetts Municipals Fund	17

More on the fund’s investment strategies, investments and risks cont’d

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset Massachusetts Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2016, LMPFA’s total assets under management were approximately $189.9 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2016, the total assets under management of Western Asset and its supervised affiliates were approximately $420.0 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2016, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $710.4 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Amodeo and Fare have been a part of the portfolio management team for the fund since 2006. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended November 30, 2016, the fund paid LMPFA an effective management fee of 0.40% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2016.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2018, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Western Asset Massachusetts Municipals Fund	19

More on fund management cont’d

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements. This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Massachusetts Municipals Fund

Choosing a class of shares to buy

Individual investors who invest directly with the fund may purchase (i) Class A shares or (ii) in the case of investors who meet the $1,000,000 minimum initial investment, Class I shares. Individual investors can also invest in Class C shares. However, Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Individual investors who buy their shares through a Service Agent that has a direct transfer agent relationship with the fund (“Direct TA Accounts”) may acquire Class A shares of the fund through new purchases or incoming exchanges. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Class FI shareholders who invested directly with the fund through LMIS Accounts prior to March 31, 2017 were converted to Class A shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares.

If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

i.	through a Service Agent or

ii.	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Massachusetts Municipals Fund	21

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•  No initial or contingent deferred sales charge

•  Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

22	Western Asset Massachusetts Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1 million or more

You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Western Asset Massachusetts Municipals Fund	23

Sales charges cont’d

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the Appendix: Waivers and Discounts Available from Certain Service Agents.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

24	Western Asset Massachusetts Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the Appendix: Waivers and Discounts Available from Certain Service Agents.

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Massachusetts Municipals Fund	25

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I and Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;

•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;

•	Clients of Eligible Financial Intermediaries; and

•	Other investors authorized by LMIS.

Class IS shares

Class IS shares may be purchased only in accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;

•	Clients of Eligible Financial Intermediaries (including Management Accounts); and

•	Other investors authorized by LMIS.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

26	Western Asset Massachusetts Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•   Class of shares being bought

•    Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same addresses. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Massachusetts Municipals Fund	27

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•    Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

28	Western Asset Massachusetts Municipals Fund

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•    Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•    Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Massachusetts Municipals Fund	29

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•    The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•   Class of shares being redeemed

•    Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•    Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•    You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

30	Western Asset Massachusetts Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and

•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make

Western Asset Massachusetts Municipals Fund	31

Other things to know about transactions cont’d

it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 877-721-1926 or 203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent with a direct transfer agency relationship with the fund.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring

32	Western Asset Massachusetts Municipals Fund

your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase.

Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable financial intermediary or Service Agent as being fee-based accounts.

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases

Western Asset Massachusetts Municipals Fund	33

Other things to know about transactions cont’d

and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

34	Western Asset Massachusetts Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Massachusetts tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from personal income tax if from interest on Massachusetts municipal securities
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain; a portion may be exempt from personal income tax

Western Asset Massachusetts Municipals Fund	35

Dividends, other distributions and taxes cont’d

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

36	Western Asset Massachusetts Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Massachusetts Municipals Fund	37

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.93	$12.90	$12.25	$13.72	$12.75
Income (loss) from operations:
Net investment income	0.39	0.44	0.48	0.49	0.50
Net realized and unrealized gain (loss)	(0.41)	0.02	0.65	(1.47)	0.97
Total income (loss) from operations	(0.02)	0.46	1.13	(0.98)	1.47
Less distributions from:
Net investment income	(0.39)	(0.43)	(0.48)	(0.49)	(0.50)
Total distributions	(0.39)	(0.43)	(0.48)	(0.49)	(0.50)
Net asset value, end of year	$12.52	$12.93	$12.90	$12.25	$13.72
Total return[2]	(0.25)%	3.65%	9.34%	(7.26)%	11.69%
Net assets, end of year (000s)	$58,664	$60,364	$56,221	$61,990	$87,775
Ratios to average net assets:
Gross expenses	0.84%	0.87%	0.87%	0.84%	0.80%
Net expenses[3,4]	0.75	0.75	0.75	0.75	0.75
Net investment income	2.97	3.39	3.79	3.77	3.75
Portfolio turnover rate	3%	15%	2%	7%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

38	Western Asset Massachusetts Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.91	$12.88	$12.24	$13.70	$12.73
Income (loss) from operations:
Net investment income	0.32	0.37	0.41	0.42	0.42
Net realized and unrealized gain (loss)	(0.41)	0.02	0.64	(1.46)	0.97
Total income (loss) from operations	(0.09)	0.39	1.05	(1.04)	1.39
Less distributions from:
Net investment income	(0.32)	(0.36)	(0.41)	(0.42)	(0.42)
Total distributions	(0.32)	(0.36)	(0.41)	(0.42)	(0.42)
Net asset value, end of year	$12.50	$12.91	$12.88	$12.24	$13.70
Total return[2]	(0.81)%	3.08%	8.67%	(7.71)%	11.10%
Net assets, end of year (000s)	$14,354	$14,215	$14,479	$16,348	$21,952
Ratios to average net assets:
Gross expenses	1.40%	1.42%	1.47%	1.42%	1.38%
Net expenses[3,4]	1.30	1.30	1.30	1.30	1.30
Net investment income	2.42	2.84	3.25	3.22	3.20
Portfolio turnover rate	3%	15%	2%	7%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.92	$12.89	$12.25	$13.72	$12.74
Income (loss) from operations:
Net investment income	0.41	0.46	0.50	0.51	0.52
Net realized and unrealized gain (loss)	(0.41)	0.02	0.63	(1.47)	0.98
Total income (loss) from operations	0.00 [2]	0.48	1.13	(0.96)	1.50
Less distributions from:
Net investment income	(0.41)	(0.45)	(0.49)	(0.51)	(0.52)
Total distributions	(0.41)	(0.45)	(0.49)	(0.51)	(0.52)
Net asset value, end of year	$12.51	$12.92	$12.89	$12.25	$13.72
Total return[3]	(0.11)%	3.80%	9.42%	(7.12)%	11.95%
Net assets, end of year (000s)	$37,069	$13,740	$9,113	$10,774	$10,374
Ratios to average net assets:
Gross expenses	0.72%	0.78%	0.86%	0.79%	0.73%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.11	3.53	3.93	3.94	3.90
Portfolio turnover rate	3%	15%	2%	7%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

Western Asset Massachusetts Municipals Fund	39

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

MERRILL LYNCH (EFFECTIVE APRIL 10, 2017)

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) sales charge waivers available only through certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

40	Western Asset Massachusetts Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Massachusetts Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0226ST 03/17

Filed under Rule 497(c)

File Nos. 2-96408

and 811-04254

March 31, 2017

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Class A (ITCAX), Class C (SIMLX), Class FI (—), Class I (SICYX) and Class IS (SICMX)

WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Class A (IMNYX), Class C (SINLX), Class FI (—), Class I (LMIIX) and Class IS (SNYSX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses for Western Asset Intermediate Maturity California Municipals Fund (the “California Fund”) and Western Asset Intermediate Maturity New York Municipals Fund (the “New York Fund” and, together with the California Fund, the “funds”), each dated March 31, 2017, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. Prior to October 5, 2009, the California Fund and the New York Fund were known as Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, respectively. Prior to August 1, 2012, the California Fund and the New York Fund were known as Legg Mason Western Asset Intermediate Maturity California Municipals Fund and Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of the annual and semi-annual reports for each fund may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting www.leggmason.com/mutualfundsliterature. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each fund is classified as non-diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

California Fund. The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

New York Fund. The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each fund.

California Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the

1

next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a

2

weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund may also invest in securities of other open-end or closed-end investment companies, including ETFs, that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its

3

full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. Tender option bonds represent securities issued by a special purpose trust formed for the purpose of holding securities (typically municipal bonds or other municipal securities) that are contributed to the trust by a fund or another third party. The trust typically issues two classes of securities: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are generally sold to third party investors (often money market funds), and residual interests (also referred to as “inverse floaters”), which are generally held by the fund that contributed securities to the trust. The short-term floating rate interests typically

4

have first priority on the cash flow from the municipal bonds or other securities held by the trust, and the remaining cash flow less certain expenses is paid to holders of the residual interests. If a fund is the seller of the municipal bonds or other securities to the trust, it receives the proceeds from the trust’s sale of the floating rate interests, less certain transaction costs. These proceeds are frequently used by a fund to invest in other securities.

Residual interests in tender option bond trusts in which a fund will invest will pay interest or income that, in the opinion of counsel to the trust, is exempt from regular federal income tax. Neither the funds, nor the manager, nor the subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by a fund, but will rely on the opinion of counsel to the applicable trust.

Typically, a liquidity provider is engaged to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the tender option bond trust, or certain regulatory or tax events. A fund participating in a tender option bond transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the floating rate interests. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds or other securities held by the tender option bond trust or to cause the tender option bond trust to sell the securities and distribute the proceeds to the liquidity provider.

Tender option bond transactions may be effected on a recourse or non-recourse basis. In a recourse transaction, a fund typically enters into an agreement, requiring such fund to pay the liquidity provider an amount equal to any loss suffered by the liquidity provider in connection with the transactions described above. The net economic effect of this agreement is to treat a fund as though it had entered into a special type of reverse repurchase agreement pursuant to which a fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events (such as a downgrading of securities held by the trust or a failed remarketing of the floating rate interests, which would most likely be due to an adverse change in interest rates) but not others (such as a default of the securities held by the trust). Such an arrangement may expose a fund to a risk of loss that exceeds its investment in the tender option bond residual interests.

In a non-recourse transaction, a fund would not be required to pay the liquidity provider in the event that it suffers a loss. However, a fund might incur a loss if the liquidity provider liquidates the tender option bond trust at an inopportune time. Even if a tender option bond transaction was entered into on a non-recourse basis, under certain circumstances it might be in a fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the trust at that time.

Transactions in the short-term floating rate interests of tender option bonds are generally facilitated by a remarketing agent for the tender option bond trust, which sets an interest rate for the securities, typically on a weekly basis. Holders of the floating rate securities usually have the right to require the trust or a specified third party acting as agent for the trust (such as the liquidity provider) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the tender option bond trust and to the fund, as described above. A fund participating in a tender option bond transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the tender option bond trust.

If a fund purchases all or a portion of the short-term floating rate securities sold by the trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the trust in exchange for a proportionate amount of the municipal bonds or other securities held by the trust.

5

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” These rules may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing tender option bond trust programs. If, in response to the Volcker Rule or otherwise, alternative structures for tender option bond financings are developed, new sponsors of tender option bond trusts are found or alternative forms of leverage become available to a fund, a fund may enter into transactions employing any or all of those new investment strategies. Using those strategies may be more or less advantageous to a fund than obtaining leverage through existing tender option bond transactions.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect a fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity.

Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be

6

received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable nature of the instruments, when prevailing interest rates decline, the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Custodial Receipts. Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments. Under a “stand-by commitment” a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

7

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

8

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities.

Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its

9

facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

10

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

11

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

California, New York and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California. The California Fund invests a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the California Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

12

It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the State of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The California Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. The New York Fund invests a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain agency debt payments and the Governor has warned that Puerto Rico will be unable to meet additional pending obligations, including under general obligation bonds, if it is unable to restructure its debt. If issuers of Puerto Rico municipal securities held by a fund default on their obligations, the fund may lose the value of those investments.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including

13

finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 161,786 in July 2015. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and most recently decreased to 7.7% in December 2014.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory have been downgraded due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 103,574 in July 2015.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Island’s gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries.

14

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks.

First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower- yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

15

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than

16

is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

17

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during

18

periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in a fund’s Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the funds. If the proposed rule is adopted and goes into effect, it could limit the ability of the funds to invest or remain invested in derivatives.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities

19

may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when a fund’s Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•

Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•

A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•

A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in

20

order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•

Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value which may result in increased payment requirements to counterparties or a loss of value to a fund.

•

Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.

•

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

•

Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

•

Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

•

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC

21

derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•

Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•

Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

22

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as

23

described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If a subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

24

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

25

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. A fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. See “Options on Swaps” below.

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A fund may write (sell) and purchase put and call swaptions. A fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. A fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

26

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the funds may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund

27

shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

A fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. The fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

A fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses. A fund monitors the portion of a fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to

28

an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

29

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in a fund’s Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser‘s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called

30

“high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments. Even though each fund does not generally invest in securities of issuers located in Europe, these events could negatively affect the value and liquidity of a fund’s investments due to the interconnected nature of the global economy and capital markets. Each fund may be susceptible to these events to the extent that the fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Equity Securities

Although the funds invest principally in fixed income securities and related investments, the funds may from time to time invest in or receive equity securities and equity-like securities. Equity securities may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

31

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptances or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Diversification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Each fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

32

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with

33

respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending, although they may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on a fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a fund’s systems.

Cybersecurity incidents affecting a fund’s manager, the subadviser, other service providers to a fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a fund and its shareholders, interference with a fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business and the fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the funds’ manager and the subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been

34

identified, as well as the rapid development of new threats. Furthermore, the funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the funds or their shareholders. A fund and its shareholders could be negatively impacted as a result.

Commodity Exchange Act Regulation

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the funds under the CEA. As a result, a fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, a fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

If a fund’s operators were to lose their ability to claim this exclusion with respect to the fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements, compliance obligations and expenses for a fund.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

35

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

8. Under normal circumstances, the fund invests at least 80% of its assets in its state’s investment grade municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain

36

circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

37

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries or groups of industries. The funds have been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the fundamental policy relating to investments in municipal securities set forth in (8) above, each fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policy

Each fund has adopted the following non-fundamental investment policy:

If at any time another registered open-end investment company that is part of the same group of investment companies as the fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

38

Portfolio Turnover

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2015 and November 30, 2016, each fund’s portfolio turnover rates were as follows:

Fund	2015 (%)	2016 (%)
California Fund	4	8
New York Fund	5	19

39

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds) (an “Independent Trustee”) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee and Chairman of the Board	Since 1989 (Chairman of the Board since 2016)	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	48	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	48	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)	48	None

40

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	48	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	48	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	48	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	48	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

41

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	48	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	48	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	48	None

42

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	144	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

†	Ms. Trust is an “interested person” of the funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

43

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Born 1978 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason

& Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

44

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel—U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer and Treasurer	Since 2011 and 2017	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

45

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took such office.

Each Trustee, except for Ms. Trust, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Ms. Trust, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act.

Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Ms. Trust is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Mr. Berv serves as Chair of the Board.

46

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees.

As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

47

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

48

The Board met 5 times during the funds’ fiscal year ended November 30, 2016. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in California Fund ($)	Dollar Range of Equity Securities in New York Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None
Jane F. Dasher	None	None	Over 100,000
Mark T. Finn	None	None	None
Stephen Randolph Gross	None	None	None
Richard E. Hanson, Jr.	None	None	Over 100,000
Diana R. Harrington	None	None	Over 100,000
Susan M. Heilbron	None	None	50,001-100,000
Susan B. Kerley	None	None	Over 100,000
Alan G. Merten	None	None	Over 100,000
R. Richardson Pettit	None	None	Over 100,000
Interested Trustee:
Jane Trust	None	None	Over 100,000

As of December 31, 2016, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

For serving as a trustee of the funds and other funds in the fund complex, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. They are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of trustee compensation periodically and trustee compensation may change from time to time. Ms. Trust, an “interested person” of the funds, as defined in the 1940 Act, does not receive compensation from the funds for her service as Trustee. Each fund pays its pro rata share of the Trustees’ fees and expenses based upon asset size.

Officers of the Trust receive no compensation from the funds.

49

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from the California Fund(1) ($)	Aggregate Compensation from the New York Fund(1) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Funds in the Fund Complex Overseen by Trustee(3)
Independent Trustees:
Elliott J. Berv	531	610	None	362,552	50
Jane F. Dasher	436	500	None	296,000	50
Mark T. Finn	436	500	None	296,000	50
Stephen Randolph Gross	464	533	None	316,000	50
Richard E. Hanson, Jr.	436	500	None	296,000	50
Diana R. Harrington	458	529	None	314,750	50
Susan M. Heilbron	464	533	None	316,000	50
Susan B. Kerley	464	533	None	316,000	50
Alan G. Merten	436	500	None	296,000	50
R. Richardson Pettit	436	500	None	296,000	50
Interested Trustee:
Jane Trust(4)	None	None	None	None	149

(1)	Information is for the fiscal year ended November 30, 2016.
(2)	Pursuant to prior retirement plans, California Fund and New York Fund made payments to former trustees for the fiscal year ended November 30, 2016 of $121 and $191, respectively.
(3)	Information is for the calendar year ended December 31, 2016.
(4)	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the manager.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of February 28, 2017, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each class of each fund.

To the knowledge of the funds, as of February 28, 2017, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of each fund:

Fund - Class	Name and Address	Percent of Class (%)
California Fund – A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	38.78

California Fund – A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	20.41

California Fund – A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	12.76

California Fund – A	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7.85

50

Fund - Class	Name and Address	Percent of Class (%)
California Fund – A	UBS FINANCIAL SERVICES INC. 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.72

California Fund – C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	38.86

California Fund – C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.56

California Fund – C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	11.31

California Fund – C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	10.05

California Fund – C	AMERICAN ENTERPRISE INVESTMENT SVC 2ND AVE S MINNEAPOLIS MN 55402-2405	6.18

California Fund – I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	23.44

California Fund – I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16.42

California Fund – I	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.53

California Fund – I	RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	9.33

California Fund – I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.19

California Fund – I	NATIONAL FINANCIAL SERVICES CORP 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.51

California Fund – I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.08

51

Fund - Class	Name and Address	Percent of Class (%)
California Fund – I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.85

California Fund – I	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.70

New York Fund – A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	43.69

New York Fund – A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.96

New York Fund – A	AMERICAN ENTERPRISE INVESTMENT SVC 2ND AVE S MINNEAPOLIS MN 55402-2405	8.18

New York Fund – A	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.74

New York Fund – A	NFS LLC FEBO CRAIG FARR RYE NY	6.71

New York Fund – A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.30

New York Fund – C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	34.79

New York Fund – C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.22

New York Fund – C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	13.80

New York Fund – C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.74

New York Fund – C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.83

52

Fund - Class	Name and Address	Percent of Class (%)
New York Fund – C	AMERICAN ENTERPRISE INVESTMENT SVC 2ND AVE S MINNEAPOLIS MN 55402-2405	5.37

New York Fund – I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	23.45

New York Fund – I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	20.01

New York Fund – I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19.14

New York Fund – I	NATIONAL FINANCIAL SERVICES CORP 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	15.20

New York Fund – I	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	13.31

New York Fund – I	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.65

On February 28, 2017, to the Trust’s knowledge, the following persons owned of record or beneficially 25% or more of the outstanding shares of a fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of a fund or who are otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.

Fund	Name and Address	Percent of Fund Held (%)
California Fund	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.74

New York Fund	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	37.49

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

53

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an investment management fee equal to 0.50% of each fund’s average daily net assets calculated daily and payable monthly. The manager may reimburse the fund or waive all or a portion of its management fees.

For the periods below, the funds paid management fees to the manager as follows:

Fund	Fiscal Year Ended November 30	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Fee Waivers/Expense Reimbursements) ($)
California Fund	2016	1,181,120	(42,957)	1,138,163
	2015	946,050	(51,602)	894,448
	2014	854,724	(89,282)	765,442
New York Fund	2016	1,360,774	(40,558)	1,320,216
	2015	1,296,694	(33,572)	1,263,122
	2014	1,192,894	(68,350)	1,124,544

54

Any expense limitation arrangements in place during a fund’s past three fiscal years can be found in a fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements.

Investment Professionals

The following tables set forth additional information with respect to the investment professionals responsible for the day-to-day management of the funds. Unless noted otherwise, all information is provided as of November 30, 2016.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

55

California Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (billions) ($)
Robert E. Amodeo	Registered investment companies	20	14.6	None	None
	Other pooled investment vehicles	1	0.13	None	None
	Other accounts	12	3.7	None	None
David T. Fare	Registered investment companies	17	13.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.4	None	None
S. Kenneth Leech	Registered investment companies	105	155.0	None	None
	Other pooled investment vehicles	273	90.3	7	1.6
	Other accounts	612	179.2	68	18.4

New York Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (billions) ($)
Robert E. Amodeo	Registered investment companies	20	14.5	None	None
	Other pooled investment vehicles	1	0.13	None	None
	Other accounts	12	3.7	None	None
David T. Fare	Registered investment companies	17	13.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	2	1.4	None	None
S. Kenneth Leech	Registered investment companies	105	155.0	None	None
	Other pooled investment vehicles	273	90.3	7	1.6
	Other accounts	612	179.2	68	18.4

Investment Professional Compensation

With respect to the compensation of a fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that

56

benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the

57

market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the funds as of November 30, 2016.

California Fund

Investment Professionals	Dollar Range of Ownership of Securities ($)
David T. Fare	None
Robert Amodeo	None
S. Kenneth Leech	None

New York Fund

Investment Professionals	Dollar Range of Ownership of Securities ($)
David T. Fare	None
Robert Amodeo	None
S. Kenneth Leech	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees;

58

voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the relevant fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or

59

“best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, Service Agents may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

LMIS has agreements in place with Service Agents defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by a fund. These Service Agents then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in a fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with a fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the Service Agents’ sales forces or to have access to third- party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or

60

other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund. LMIS, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular Service Agent. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. It is likely that Service Agents that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

A fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, a fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for Service Agents and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

As of December 31, 2016, LMIS, LMPFA or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund in the Legg Mason fund complex. This list of Service Agents will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2016 are not reflected.

61

Acadia Life Limited

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

AIG Advisor Group, Inc.

Ameriprise Financial Services, Inc.

AXA Equitable Life Insurance Company

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP d/b/a Commonwealth Financial Network

Delaware Life Insurance Company (F/K/A Sun Life Assurance Company of Canada (U.S.))

First MetLife Investors Insurance Company

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Goldman Sachs & Co.

The Guardian Insurance & Annuity Company, Inc.

H.D. Vest Investment Securities, Inc.

Hantz Financial Services, Inc.

Janney Montgomery Scott LLC

Jefferson National Life Insurance Company

JP Morgan Securities LLC

The Lincoln National Life Insurance Company

Lincoln Benefit Life Company

Lincoln Retirement Services Company LLC

Lincoln Variable Insurance Products Trust

Lincoln Life & Annuity Company of New York

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MetLife Insurance Company USA

MetLife Investors USA Insurance Company

Midland National Insurance Company

Minnesota Life Insurance Company

Morgan Stanley Smith Barney LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

The Ohio National Life Assurance Corporation

The Ohio National Life Insurance Company

Oppenheimer & Co. Inc.

Pacific Life Insurance Company

Pacific Life & Annuity Company

PFS Investments, Inc.

Principal Securities, Inc.

Protective Life Insurance Company

Raymond James and Associates, Inc.

Raymond James Financial Services, Inc.

Security Benefit Life Insurance Company

UBS Financial Services, Inc.

U.S. Bancorp Investments, Inc.

Voya Financial Partners, LLC

Voya Insurance and Annuity Company

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

62

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

Winterbotham Trust Company Limited

LMIS, LMPFA or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the funds. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from a fund and/or from LMIS, LMPFA and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of a fund.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds or a managed account strategy of which a fund is part. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
California Fund	A	0.15
	C	0.75
	FI	0.25
New York Fund	A	0.15
	C	0.75
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor,

63

Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred by the distributor (or others) pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the funds pursuant to the 12b-1 Plan in effect during the fiscal year ended November 30, 2016:

Fund/Class	Service and Distribution Fees Incurred ($)
California Fund
Class A	116,604
Class C	942,971
New York Fund
Class A	222,377
Class C	557,003

No information is presented for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2016.

64

For the fiscal year ended November 30, 2016, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund and Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
California Fund – Class A	115,829	0	56,068	132	172,029
California Fund – Class C	935,677	0	130,843	192	1,066,712
New York Fund – Class A	221,333	0	78,974	492	300,799
New York Fund – Class C	552,665	1,233	72,750	236	626,884

No information is presented for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2016.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

California Fund

For the fiscal years ended November 30	Total Commissions ($)	Amounts Retained by LMIS ($)
2016	143,327	12,620
2015	86,151	8,081
2014	104,925	10,562

New York Fund

For the fiscal years ended November 30	Total Commissions ($)	Amounts Retained by LMIS ($)
2016	83,060	6,026
2015	108,353	10,860
2014	96,713	9,107

65

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the distributor were as follows:

For the fiscal year ended November 30:

Class A Shares

California Fund

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2016	10,180
2015	4,973
2014	8,886

New York Fund

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2016	7,072
2015	1,023
2014	15,567

Class C Shares

California Fund

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2016	13
2015	0
2014	0

New York Fund

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2016	0
2015	917
2014	397

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified

66

custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the funds’ transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of clients. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics applicable to personnel of the funds, the manager, the subadviser, and the distributor and to the Independent Trustees of the Trust are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the

67

manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on www.leggmason.com/mutualfunds (click on the name of the fund) and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the Appendix to the Prospectus: Waivers and Discounts Available from Certain Service Agents.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund, as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 0.50% on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in certain circumstances. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C, Class FI, Class I and Class IS Shares. Class C, Class FI, Class I and Class IS shares are sold at net asset value without an initial sales charge and are not subject to contingent deferred sales charges upon redemption. Class C shares are not available for purchase through LMIS Accounts.

The following persons are eligible to purchase Class I shares directly from the fund: current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing

68

accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an eligible financial intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the applicable fund’s Prospectus.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from a fund or a Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse (including the surviving spouse of a deceased Board Member), parents, grandparents, children and grandchildren (including step-relationships)) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to employees of certain Service Agents having dealer, service or other selling agreements with a fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee- based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS;

69

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

(h) sales through financial intermediaries who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

(i) purchases of Class A shares by shareholders investing through LMIS Accounts;

(j) investors investing through certain retirement plans; and

(k) investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at net asset value prior to November 20, 2006, are permitted to purchase additional Class A shares at net asset value. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at net asset value.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or a fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1) $100,000
(2) $250,000
(3) $500,000

70

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

71

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement, and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 18 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) systematic withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred

72

sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager; and (i) Class A shares held through LMIS Accounts.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let a fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the net asset value of a share of each fund as of November 30, 2016:

California Fund

Class A (based on a net asset value of $8.69 and a maximum initial sales charge of 2.25%)…$8.89

New York Fund

Class A (based on a net asset value of $8.64 and a maximum initial sales charge of 2.25%)…$8.84

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

73

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds, excluding those shares held in Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Service Agent to determine if it offers a similar service.

Class A and Class C Shareholders. Class A and Class C shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by a fund’s transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying a fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting a fund. A fund, its transfer agent, and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of each fund’s Class FI, Class I and Class IS shares with an initial net asset value of $1,000,000 or more, or certain other shareholders authorized by LMIS, may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the funds’ website, www.leggmason.com/mutualfunds, by calling the fund at 1-877-721-1926, or by writing to the fund or a Service Agent. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the funds or a Service Agent. Each fund, its transfer agent, and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the net asset value per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax advisor before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

74

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before requesting an exchange.

75

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, a subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

76

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for a fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2016, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2016, 2015 and 2014, the funds paid aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions) as set out below:

Fund	Aggregate Brokerage Commissions Paid ($)
California Fund
2016	978
2015	1,892
2014	1,121
New York Fund
2016	1,141
2015	2,662
2014	1,550

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended November 30, 2016, 2015 and 2014, no fund paid any brokerage commissions to LMIS or its affiliates.

For the fiscal year ended November  30, 2016, neither fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

77

General Rules/Website Disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: www.leggmason.com/mutualfunds (click on the name of the fund).

Ongoing Arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub- custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 31, 2016, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Best Alternative Outsourcing Services LLP	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None

78

Recipient	Frequency	Delay Before Dissemination
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
Personal Trading Control Center	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
RBC Investor and Treasury Services	Daily	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s Prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with

79

the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of Policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

80

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated

81

in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more

82

than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Losses. As of November 30, 2016, the California Fund and New York Fund had capital losses of $6,837,190 and $5,074,649, respectively, that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These capital losses that are not subject to expiration must be utilized by the applicable fund before any of the fund’s capital loss carryforwards that are subject to expiration may be utilized.

As of November 30, 2016, the California Fund and New York Fund had unused capital loss carryforwards that are subject to expiration of $6,322,124 and $10,085,701, respectively. These amounts will be available to offset any future taxable capital gains of the applicable fund, after the utilization of any of the fund’s capital losses that are not subject to expiration. This ordering rule may cause a fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized. These carryforwards expire as follows:

Fund	Year of Expiration	Amount of Capital Loss Carryforward that Expires ($)
California Fund	November 30, 2017	2,907,290
	November 30, 2018	3,056,475
	November 30, 2019	358,359

New York Fund	November 30, 2017	3,833,887
	November 30, 2018	5,189,080
	November 30, 2019	1,062,734

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses

83

(including any capital loss carryforwards). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long- term capital gain over net short-term capital loss), if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The funds do not anticipate that any of their dividends paid will qualify for the dividends- received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

The funds intend to satisfy conditions that will enable them to pay “exempt-interest dividends” to their shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by a fund.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State,

84

New York City and the City of Yonkers personal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax or the federal or California “excess net passive income” taxes.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the applicable fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder

85

realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct a fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to noncorporate shareholders who fail to provide such fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

86

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. The 30% withholding tax also will not apply to dividends that a fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), each fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance.

A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise or income taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on

87

New York municipal securities. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two- thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the

88

Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or

89

employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of November 30, 2016, Statement of Operations for the year ended November 30, 2016, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2016, Financial Highlights for each of the years in the five-year period ended November 30, 2016, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on January 24, 2017; Accession Number 0001193125-17-016080 with respect to California Fund and 0001193125-17-016084 with respect to New York Fund).

90

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.3 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
[2]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
[3]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A-1

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

A-2

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

A-3

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise we impute; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

A-4

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note

A-5

rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary

A-6

ratings may also be assigned to the obligations of these entities. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

A-7

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project Finance Long-Term Obligation Ratings:

Ratings of structured and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

A-8

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.fitchratings.com.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial

A-9

maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Fitch Rating Watches and Rating Outlooks

Fitch takes certain actions in relation to its ratings. These actions can indicate a change in the relative credit quality of the rated entity or a relative change in servicing quality. In addition, actions regarding Outlooks or Watches provide an indication of a potential rating change, or other events (Data Actions) and indicate the likely direction of the rating.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent

A-10

with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

A-11

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

A-12

APPENDIX B

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

B-1

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

B-2

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

B-3

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

B-4

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

B-5

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

B-6

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement, relating to an offering of California bonds dated, October 18, 2016 (the “Official Statement”). The Funds have not verified the accuracy, completeness or timeliness of the information contained in the Official Statement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Official Statement and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth. California is by far the most populous state in the nation, nearly 50 percent larger than the second-ranked state according to the 2010 United States Census. The estimate of California’s population as of July 2015 was 39.1 million residents, which was 12 percent of the total United States population.

The State’s fiscal health has continued to improve since the end of the severe recession in 2009 (the “Great Recession”), which caused large budget deficits. The State’s General Fund budget has achieved structural balance for the last five fiscal years. Based on the 2016-17 Budget, by the end of fiscal year 2016-17, the Budget Stabilization Account (“BSA”), the State’s rainy day fund, is projected to have a balance of $6.7 billion.

In addition, in recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals which were accumulated to balance budgets during the Great Recession and years prior. Under the Proposition 2 requirements, the 2016-17 Budget includes the pay down of an additional $1.3 billion in various debts and liabilities in fiscal year 2016-17.

Despite the recent significant budgetary improvements, as of October 18, 2016, there remain a number of budget risks that threaten the financial condition of the State’s General Fund, including the threat of recession and the significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). In recent years, the State has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities. The State also has a significant unfunded liability with respect to other post-employment benefits.

There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State.

The State manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing, if required, and internal borrowing by the General Fund from over 700 special funds. The State ended fiscal year 2015-16 with a net borrowing of $646 million from special funds as of June 30, 2016. Similar to fiscal year 2015-16, the 2016 Budget Act projects the State will not have any need to use external cash flow borrowing in fiscal year 2016-17.

C-1

National Economy. The national economy continues to show improvement, with low inflation and the national unemployment rate declining. The U.S. unemployment rate has fallen below 5 percent, a level it had not reached since 2007. However, there are still risks to the economy. Economic expansions do not last forever. Since World War II, the average economic expansion length is almost five years and the longest expansion was ten years. The current economic expansion began in July 2009. There are few immediate signs of a contraction, but it would be a historical anomaly for the U.S. not to see another recession before 2020.

California Economy. California’s real GDP increased by 4.1 percent in 2015, and totaled $2.46 trillion at current prices, making California the 6th largest economy in the world. California has added jobs at a faster rate than the nation since 2012. The California economy is expected to continue making solid progress.

RECENT DEVELOPMENTS

The 2016-17 Governor’s Budget. On June 27, 2016, the Governor signed the 2016 Budget Act, and related legislation that had been passed by the California State Legislature, to implement the budget for fiscal year 2016-17.

Recent Cash Receipts. In October 2016, the Department of Finance reported that agency cash receipts (primarily tax receipts) for September were $32 million (0.3 percent) below the 2016 Budget Act forecast of $10.414 billion. Agency cash receipts for the first three months of the fiscal year, including revisions to prior months, were $217 million (0.9 percent) below the 2016 Budget Act forecast of $24.807 billion. Available actual cash results will be incorporated as part of the 2017-18 Governor’s Budget revenue forecast in January 2017.

In July 2016, the Department of Finance reported that, fiscal year 2015-16 cash receipts, which included revisions to prior months, ended the year at $119.229 billion, or $706 million (0.6 percent) below the 2016 Budget Act forecast of $119.934 billion.

Modified Managed Care Organization Tax. On May 17, 2016, the federal government approved the State’s plan to modify and continue the tax on managed care organizations for 3 years, which is expected to provide approximately $1.1 billion General Fund savings in fiscal year 2016-17 for Medi-Cal. The tax is expected to be implemented beginning fiscal year 2016-17.

California Drought. While the current drought is one of the most severe in California’s history, it is not expected to significantly impact any sectors of the State economy beyond the agricultural sector. Even so, the forecast assumes modest improvement in the agriculture sector. The California Administration has taken actions to address drought conditions, including encouraging water conservation, facilitating water management where possible, and providing funding for critical water infrastructure projects. The El Niño storms in California in the winter of 2015-16 provided some relief. A full recovery from the drought is expected to be slow and will require much more rain and snowfall.

Pension System Investment Returns for Fiscal Year 2015-16. On July 18, 2016, CalPERS reported a preliminary 0.6 percent net return on investments for the fiscal year ending June 30, 2016. At its August 15, 2016 Investment Committee meeting, CalPERS reported that the preliminary revised 3-, 5-, 10- and 20- year average rates of return reflecting the 0.6% annualized rate of return for fiscal year 2015-16 were 6.9%, 6.8%, 5.1% and 7.0%, respectively. The returns fall below the CalPERS’ actuarially assumed 7.5 percent rate of return.

CalSTRS reported a 1.6 percent gross return on investments for the fiscal year ending June 30, 2016, in a July 19, 2016 press release. CalSTRS reported that the preliminary revised 3-, 5-, 10- and 20-year average rates of gross return reflecting the 1.6% annualized rate of gross return for fiscal year 2015-16 were 8.1%, 7.9%, 5.9%, and 7.2 respectively. The 10- and 20-year rates of return fall below the CalSTRS’ actuarially assumed 7.5 percent rate of return

C-2

STATE BUDGET

General

The 2016 Budget Act, enacted June 27, 2016, includes a multi-year plan that is balanced through fiscal year 2018-19. The budget focuses on maintaining fiscal structural balance. Major new spending is restricted to one-time investment, such as infrastructure, affordable housing, and addressing the effects of the drought. In preparation for the next recession, the 2016 Budget Act accelerates the growth of the State’s rainy day fund by depositing an additional $2 billion into the BSA beyond the State’s constitutional requirements. The budget continues to pay down debt, as required by Proposition 2.

General Fund revenues and transfers for fiscal year 2016-17 are projected at $120.3 billion; an increase of $3.3 billion, or 2.8 percent, compared with a revised estimate of $117.0 billion in General Fund revenues and transfers for fiscal year 2015-16. These estimates include transfers to the BSA of $3.3 billion for fiscal year 2016-17 ($2 billion more than would be required by law) and $1.8 billion for fiscal year 2015-16. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the fiscal years by the amounts of the transfers.

General Fund expenditures for fiscal year 2016-17 are projected at $122.5 billion, an increase of $6.9 billion, or 6.0 percent, compared with a revised estimate of $115.6 billion in General Fund expenditures for fiscal year 2015-16. The main components of the increase in expenditures are: $1.7 billion in Health and Human Services costs, $1 billion for State office infrastructure needs, $0.5 billion for deferred maintenance and $1.8 billion in K-12 education costs.

The 2016-17 Budget has the following major expenditure components:

Proposition 98—includes $71.9 billion total funding for fiscal year 2016-17, of which $51.1 billion is from the General Fund, and the balance is primarily from local property taxes.

Higher Education—includes total State funding of $14.9 billion for all major segments of higher education, including $14.5 billion from the General Fund (both Non-Proposition 98 and Proposition 98). The remaining funds include special and bond funds.

Health and Human Services—includes $53.8 billion in State funding, of which $33.2 billion is from the General Fund and $20.6 billion is from the special funds.

Public Safety—includes total State funding of $13.3 billion, including $10.6 billion from the General Fund and $2.7 billion from special funds, for Corrections and Rehabilitation.

Fiscal Year 2015-16 Revised General Fund Estimates in the 2016-17 Budget

The 2016-17 Budget makes various revisions to General Fund estimates for fiscal year 2015-16 involving the beginning fund balance, revenues, expenditures, and ending General Fund reserve balance. The 2016-17 Budget estimates that the beginning fund balance for the General Fund at July 1, 2015 was $1 billion higher than had been assumed when the 2015 Budget Act was adopted, primarily due to lower than projected spending for Non-Proposition 98 expenditures in fiscal year 2014-15. These figures are preliminary estimates subject to further adjustment after receipt of additional information concerning final revenues and expenditures for fiscal year 2015-16.

Besides the gain in the beginning fund balance, the most significant change to the estimated results for fiscal year 2015-16 is an increase of $2 billion of revenues and transfers, primarily due to higher than projected tax revenues. This revenue increase was offset by a much smaller net increase of only $0.2 billion in total expenditures ($0.3 billion of that net increase is for Proposition 98 spending due to the increased revenues). The 2015 Budget Act projected an ending balance in the Special Fund for Economic Uncertainties (“SFEU”) of $1.1 billion for fiscal year 2015-16; the revised estimate is $3.9 billion.

C-3

Budget Risks

The 2016-17 Budget is based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. There can be no assurance that the financial condition of the State will not be materially and adversely affected by actual conditions or circumstances in fiscal year 2016-17 and beyond.

While the State is in a better financial position than in recent years, budget risks still exist. Risks with potentially significant General Fund impact include, but may not be limited to, the following:

•

Threat of Economic Recession—The economic forecast used in connection with the 2016 Budget Act assumed steady growth of the economy. The California Administration believes that another recession is inevitable. In addition, October 18, 2016, the effects of the British exit from the European Union are not known. In connection with the development of the 2016-17 Governor’s Budget, in December 2015, the Department of Finance prepared a model that assumed a recession of average magnitude occurs in fiscal year 2017-18. The model indicated that, absent corrective actions, such a recession could result in General Fund deficits in the tens of billions of dollars by the end of fiscal year 2019-20.

•

Federal Fiscal Challenges—As it has done in the past, the federal government could continue to shift its costs to the State in order to address its own fiscal challenges. It could also disapprove proposals in the health and human services areas that the State relies on as fiscal control measures. Changes in the federal government’s policies may also drive State program costs up significantly.

•

Capital Gains Volatility—Capital gains are the State’s most volatile revenue source. Under Proposition 2, some of this volatility is expected to be mitigated by requiring that spikes in capital gains be deposited in the BSA in anticipation of the next recession and to pay down the State’s debts and liabilities.

•

Health Care Costs—The Medi-Cal program is the budget’s second largest expenditure. Additionally, the State provides health benefits to its own employees and retirees. As the State implements federal health care reform, budgetary spending may become even more dependent upon the rate of health care inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars.

•

Debts and Liabilities—The State’s budget challenges have been exacerbated by an unprecedented level of debts, deferrals, and budgetary obligations accumulated over the prior decade, although the State has paid down a substantial amount of these debts in the past several years. In addition, the State faces hundreds of billions of dollars in other long-term cost pressures, debts, and liabilities, including State retiree pension and health care costs.

Summary of State Revenues and Expenditures

In addition to the SFEU, the 2016-17 Budget projects a cumulative balance of $6.7 billion in the BSA (rainy day fund), at June 30, 2017.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

As of July 1, 2016, the State had approximately $84.7 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2016, there were approximately $27.6 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, the State expects to be payable principally from the General Fund and approximately $3.6 billion of authorized and unissued lease-revenue bonds.

C-4

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The California State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under State law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the California State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is expected to pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program for the State is the veterans general obligation bonds, which are supported by mortgage repayments from housing loans made to military veterans of the State.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the California State Constitution, general obligation bonds cannot be used to finance State budget deficits.

As of October 18, 2016, an initiative measure to authorize $9 billion of general obligation bonds for K-12 school construction had received sufficient signatures to be placed on the November 2016 ballot.

Variable Rate General Obligation Bonds

The State’s general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of its long-term general obligation bonds outstanding. These bonds represented about 4.79 percent of the State’s total outstanding general obligation bonds. With respect to the $1,075,000,000 of variable rate general obligation bonds having mandatory tender dates, if these bonds cannot be remarketed on their respective scheduled mandatory tender dates, there is no default but the interest rate on the series of such bonds not remarketed on such date would be increased in installments thereafter until such bonds can be remarketed or refunded or are paid at maturity.

The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of bonds. As of October 18, 2016, it was the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for

C-5

voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds.” As of July 1, 2016, a total of $2.225 billion in principal amount of commercial paper notes was authorized under agreements with various banks, including an agreement for the direct purchase of up to $500 million of commercial paper notes by a bank.

Bank Arrangements

In connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to pay or repay any obligations thereunder (including reimbursement of drawings resulting from any failed remarketings). To the extent that VRDOs or CP offered to the public cannot be remarketed over an extended period (whether due to downgrades of the credit ratings of the institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and, with respect to VRDOs the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs may be further accelerated and payment of related CP, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

Lease-Revenue Obligations

In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the California State Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another State or local agency, or a joint powers authority issued bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University (“CSU”) or the Judicial Council under a long-term lease which provides the source of revenues, which are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the California State Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects (e.g., among other revenue sources, taxes, fees and/or tolls) and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California (“UC”) systems), housing, health facilities and pollution control facilities.

An initiative Constitutional amendment related to the issuance and sale of State revenue bonds has received sufficient signatures to be placed on the November 2016 ballot. If approved by a majority of voters in November

C-6

2016, this measure would require Statewide voter approval before any revenue bonds could be issued or sold by the State, a State agency or a joint agency created by or including the State for any “single project” having a cost of $2 billion or more. As many of the specific aspects of this initiative measure are not yet clear, including, for instance, what constitutes a “single project,” what exactly constitutes a revenue bond, and how the $2 billion threshold is calculated, it is impossible to predict what impact this measure, if approved, would have on the State’s ability to use revenue bonds to finance large infrastructure or other projects.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of October 18, 2016, none of the State’s BAB subsidy payments had been reduced because of such an offset.

Between April 2009 and December 2010, the State issued $13.5 billion of BAB general obligation bonds and the SPWB issued $551 million of BAB lease-revenue bonds (of which $150 million has been redeemed). The remaining aggregate amount of the subsidy payments expected to be received from fiscal year 2016-17 through the maturity of the outstanding BABs (mostly 20 to 30 years from issuance) based on the 35 percent subsidy rate is approximately $7.27 billion for the general obligation BABs and $186.1 million for the SPWB lease-revenue BABs.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. As of October 18, 2016, the impact on the State due to the reduction of the BAB subsidy payment has been less than $30 million annually and is scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and SPWB BABs, so this reduction is not expected to affect the State’s ability to pay its debt service on time, nor have any material impact on the State’s General Fund.

Future Issuance Plans; General Fund Debt Ratio

Based on estimates from the Department of Finance, as well as updates from the State Treasurer’s Office, approximately $4.1 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $307 million of lease-revenue bonds were expected to be issued in fiscal year 2016-17. These estimates will be updated by the State Treasurer’s Office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2016 Budget

C-7

and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 6.35 percent in fiscal year 2016-17 and 6.26 percent in fiscal year 2017-18.

The General Fund Debt Ratio is calculated based on the amount of debt service expected to be paid, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue Build America Bonds or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets, as of October 18, 2016, was estimated to equal approximately $1.6 billion for fiscal year 2016-17 and $1.6 billion for fiscal year 2017-18. Including the estimated offsets reduces the General Fund Debt Ratio to 5.07 percent in fiscal year 2016-17 and 5.01 percent in fiscal year 2017-18. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the California State Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments, subject to certain adjustments.

In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The California State Legislature is not obligated to make any General Fund appropriation so requested.

The credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2005, 2013, and 2015 with an outstanding principal amount of approximately $2.28 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request the California State Legislature for a General Fund appropriation in the event there were insufficient tobacco settlement revenues to pay debt service with respect to the enhanced bonds, and certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. This appropriation has been requested and approved by the California State Legislature but use of the appropriated moneys had never been required.

Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2016, the balance of the reserve fund for the enhanced bonds was approximately $153 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund may be required and at some point in the future the reserve fund may become fully depleted. The State is not obligated to replenish the reserve fund from the General Fund, or to request an appropriation to replenish the reserve fund.

Office of Statewide Health Planning and Development Guarantees

The Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bonds that finance and refinance construction and renovation projects for nonprofit and publicly-owned healthcare facilities. As of October 18, 2016, this program (“Cal-Mortgage Loan Insurance”) was authorized by statute to insure up to $3 billion for health facility projects.

C-8

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with State general obligation bonds. The Fund is liable for repayment to the General Fund of any money paid from the General Fund. As of October 18, 2016, all claims on insured loans had been paid from the Fund and no debentures had been issued.

As of May 31, 2016, OSHPD insured 93 loans to nonprofit or publicly owned health facilities throughout California with a current outstanding aggregate par amount of approximately $1.644 billion. The cash balance of the Fund was approximately $166.5 million as of May 31, 2016. The biennial actuarial study of the Fund as of June 30, 2014, was completed in July 2016 (the “2014 actuarial study”). Based upon a number of assumptions, the 2014 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the “expected scenario” to maintain a positive balance until at least fiscal year 2043-44. Even under the “most pessimistic scenario,” the 2014 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2014 would protect against any General Fund losses until at least fiscal year 2022-23, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2014 would protect against any General Fund losses until at least fiscal year 2019-20. There can be no assurances that the financial condition of the Fund has not materially declined since the 2014 actuarial study. More information on the program can be obtained from OSHPD’ s website.

Cash Management Borrowings

As part of its cash management program, prior to fiscal year 2015-16 the State has regularly issued short-term obligations to meet cash management needs.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2016-17, as in most years, the vast majority of the State’s General Fund revenues and transfers were projected to be derived from three sources: personal income taxes, corporation taxes, and sales and use taxes.

Personal Income Tax

California’s personal income tax is modeled after the federal income tax. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 12.3 percent. In addition, a 1-percent surcharge is imposed on taxable income above $1 million and the proceeds from this surcharge are dedicated to the Mental Health Services Fund. The personal income tax brackets, along with other tax law parameters, are adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is similar to the federal AMT. California’s personal income tax structure is highly progressive. For example, the State’s Franchise Tax Board indicates that the top 1 percent of California State income taxpayers paid 48 percent of the State’s total personal income tax in tax year 2014.

The 2016 Budget Act revenue projections include the revenue expected from Proposition 30. This measure provides for a 1 percent increase in the personal income tax rate for joint filing taxpayers with income above $500,000 and equal to or below $600,000; a 2 percent increase for incomes above $600,000 and equal to or below $1,000,000; and a 3 percent increase for incomes above $1,000,000. For single filers these tax rate increases start at incomes one-half those for joint filers. The brackets for these higher rates are indexed for inflation each year. The Proposition 30 income tax increases are in effect for calendar years 2012 through 2018.

C-9

The California Administration estimates the additional revenue from the higher income tax was $5.5 billion in fiscal year 2012-13, $5.8 billion in fiscal year 2013-14, $6.5 billion in fiscal year 2014-15 and $6.7 billion in fiscal year 2015-16, and is projected to be $6.9 billion in fiscal year 2016-17.

Personal income tax receipts over the past few years have been impacted by changes in federal tax legislation, including increases in the rate of taxation on capital gains and a surtax on certain unearned income which went into effect on January 1, 2013. These changes led to the acceleration of realization of some income into calendar year 2012, for fiscal year 2012-13, which might otherwise have been received in a later fiscal year.

Income taxes on capital gains realizations, which are linked to stock market and real estate performance, can add significant volatility to personal income tax receipts. For example, capital gains tax receipts accounted for almost 9 percent of General Fund revenues and transfers in fiscal year 2007-08, but dropped below 5 percent in fiscal year 2008-09, and below 4 percent in fiscal year 2009-10. The 2016 Budget Act projects that capital gains may account for 10.1 percent of General Fund revenues and transfers in fiscal year 2015-16, and 9.4 percent in fiscal year 2016-17. The volatility in these percentages is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers.

Sales and Use Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2016, the breakdown for the uniform statewide State and local sales and use tax (referred to herein as the “sales tax”) rate of 7.50 percent was as follows (many local jurisdictions have additional sales taxes for local purposes):

•	3.9375 percent imposed as a State General Fund tax;

•	0.25 percent dedicated to the Education Protection Account, per Proposition 30;

•	1.0625 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1.25 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 1.0 percent for city and county general-purpose use; and

Passage of Proposition 30 added a 0.25 percent additional sales tax rate from January 1, 2013 through December 31, 2016. Proposition 30 also constitutionally guarantees that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and explicitly states that this sales tax revenue does not constitute General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625 percent of the sales tax rate was expected to generate $6.5 billion in fiscal year 2015-16 and $6.9 billion in fiscal year 2016-17.

C-10

Existing law provides that 0.25 percent of the base State and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2016.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

•

The Franchise Tax and the Corporate Income Tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

•

Banks and other financial corporations are subject to the Franchise Tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

•	The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

•

A minimum Franchise Tax of up to $800 is imposed on corporations and Sub-Chapter S corporations. Limited partnerships are also subject to the $800 minimum franchise tax. New corporations are exempted from the minimum Franchise Tax for the first year of incorporation.

•	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

•	Fees and taxes paid by limited liability companies (“LLCs”), which accounted for 9.8 percent of corporation tax revenue in fiscal year 2014-15, are considered “corporation taxes.”

Legislation enacted in the Budget Acts of 2008, 2009, and 2010 significantly reduced corporation tax revenues beginning in fiscal year 2011-12. However, the passage of Proposition 39 in November 2012 reversed portions of the reductions in revenue due to those tax changes. Proposition 39 amended a provision giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their State tax liability on sales in California, it is estimated that State revenues will increase by $860 million in fiscal year 2015-16 and by $913 million in fiscal year 2016-17, and will further increase to over $1 billion by fiscal year 2018-19. The measure also, for fiscal years 2013-14 through 2017-18, dedicated 50 percent, up to $550 million, per year from the annual estimate of this increased revenue to funding of projects that create energy efficiency and clean energy jobs in California.

The legislative changes, offset by Proposition 39, are expected to reduce net revenue by $349 million in fiscal year 2015-16 and $330 million in fiscal year 2016-17.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

C-11

Chapter 2, Statutes of 2016, authorized a tax on the enrollment of Medi-Cal managed care plans and commercial health plans and also reduced insurance and corporation taxes paid by the health plan industry. The 2016-17 Budget Act forecasted that this new law will reduce insurance tax revenue by $210 million in fiscal year 2016-17, $350 million in fiscal year 2017-18, and $280 million in fiscal year 2018-19, while corporation tax revenue is forecasted to decrease by $90 million for each fiscal year 2016-17, 2017-18, and 2018-19.

Other Taxes

Other General Fund taxes and licenses include: Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees; and Trailer Coach License Fees.

Special Fund Revenues

The California State Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. While these funds are not directly available to repay State general obligation bonds, the General Fund may, when needed to meet cash flow needs, temporarily borrow from certain special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies, which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for certain services provided by the State government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle-related taxes and fees are projected to account for approximately 25 percent of all special fund revenues in fiscal year 2016-17. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2016-17, $11.1 billion of special fund revenues are projected to come from the ownership or operation of motor vehicles.

Taxes on Tobacco Products

The State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

•

Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs, pursuant to Proposition 10 (1998).

•

Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund, pursuant to Proposition 99 (1988). These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

•	Ten cents of the per-pack tax is allocated to the State’s General Fund.

•	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by the California State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

C-12

The State is prohibited from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and the change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

An estimate of the Appropriations Limit is included in the Governor’s Budget, and is thereafter subject to the budget process and established in the Budget Act.

K-12 Education under Proposition 98

General. California provides instruction and support services to roughly six million students in grades kindergarten through twelve in more than 10,000 schools throughout the State. K-12 education programs are primarily funded under Proposition 98, and is slated to receive funding of $51.3 billion from the General Fund for fiscal year 2016-17 (both Non-Proposition 98 and Proposition 98).

The passage of Proposition 30 created an additional temporary source of funds for K 14 education. Proposition 30 created the Education Protection Account (“EPA”), which is available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes.

Proposition 2, approved by the voters in November 2014, created the Public School System Stabilization Account (“PSSSA”), a special fund that serves as a Proposition 98 reserve, and requires a deposit in the PSSSA under specified conditions. These conditions are not anticipated to be met in fiscal year 2015-16 or fiscal year 2016-17. Therefore, no deposit into the PSSSA was anticipated as of October 18, 2016.

Funding for Fiscal Years 2015-16 and 2016-17 for K-12 and Community Colleges Under Proposition 98. The Proposition 98 minimum guarantee is estimated to grow moderately over the 2015 Budget Act estimates primarily due to increases in local property tax and General Fund revenues. The 2016 Budget Act estimates the Proposition 98 minimum guarantee to be $71.9 billion in fiscal year 2016-17, and $69.1 billion in fiscal year 2015-16, increases of $3.5 billion and $641 million, respectively, over the levels assumed in the 2015 Budget

C-13

Act. The General Fund share is $51.1 billion in fiscal year 2016-17 and $49.7 billion in fiscal year 2015-16, which includes approximately $8 billion each year in EPA General Fund revenues. Property taxes are estimated to increase significantly over the two-year period mostly due to increases in base property tax revenues, as well as other shifts of local property tax revenues back to schools and community colleges.

The 2016 Budget Act reflects Proposition 98 General Fund expenditures in fiscal years 2014-15 through 2016-17.

STATE EXPENDITURES

Local Government Impacts on State Finances

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10.2 million in Los Angeles County. The fiscal condition of local governments and the relationship between local and State government finances can have an impact on the State’s financial condition and flexibility.

Constitutional and Statutory Limitations on Local Government

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13 was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the California State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the California State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A of 2004 and Proposition 22 in 2010 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues declined between fiscal years 2009-10 and 2011-12. This arrangement is proposed to continue without change in the 2016-17 Budget.

C-14

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A (“Proposition 1A of 2004”). Proposition 1A of 2004 amended the California State Constitution to, among other things, reduce the California State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and prohibits any future borrowing by the State from local government funds, and generally prohibits the California State Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

Dissolved Redevelopment Agency Funds

Redevelopment agencies (“RDAs”) were dissolved on February 1, 2012, and their functions have been taken over by successor agencies tasked with winding down the RDAs’ affairs. Property tax revenue that would have gone to RDAs is now redirected to other local taxing entities, including cities, counties, school and community college districts, and special districts, after payments are made for (1) pre-existing “pass through” payments to local agencies, (2) the former RDAs’ debts (also known as enforceable obligations), and (3) limited administrative costs.

Revenues distributed to school and community college districts result in corresponding savings for the State’s General Fund. For the 2016-17 Budget, Proposition 98 General Fund savings are anticipated to be $1.3 billion in fiscal years 2015-16, 2016-17, and $1.5 billion in fiscal year 2017-18. Proposition 98 General Fund savings are anticipated to be at least $1 billion in each fiscal year after fiscal year 2017-18, with annual growth proportionate to the changes in property tax growth, and the rate at which the enforceable obligations of the former RDAs are retired.

Various local governments have disputed the implementation of the dissolution law and litigation is pending, as of October 18, 2016.

Property Tax Revenues

Although the property tax is a local revenue source, the amount of property tax generated each year has a substantial impact on the State budget because local property tax revenues allocated to K-14 schools typically offset General Fund expenditures.

Statewide property tax revenues are estimated to increase 5.9 percent in fiscal year 2015¬16 and 6.2 percent in fiscal year 2016-17. Property tax estimates used in the calculation of the guarantee are based on growth in statewide property taxes, but also include other factors such as excess tax, dissolved redevelopment agency funds, and the shift of property taxes from local governments to K-14 schools (Educational Revenue Augmentation Fund).

Realigning Services to Local Governments

The 2011 Budget Act included a major realignment of public safety programs from the State to local governments (“AB 109”). The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 moved lower-level offenders from State prisons to county supervision and reduced the number of parole violators in the State’s prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Realignment is funded through two sources: (1) a State special fund sales tax of 1.0625 percent (projected to total $6.9 billion in fiscal year 2016-17)

C-15

and (2) $624 2 million in vehicle license fees (for fiscal year 2016-17). As a result of realignment, General Fund savings have been over $2.0 billion annually from the realigned programs beginning in fiscal year 2011-12. The State estimates savings of $2.7 billion in fiscal year 2015-16, and $2.8 billion in fiscal year 2016-17.

Health and Human Services

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves approximately 36 percent of all Californians.

Average monthly caseload in Medi-Cal is estimated to be 13.5 million in fiscal year 2015-16. Caseload is expected to increase in fiscal year 2016-17 by approximately 648,200, or 4.8 percent, to 14.1 million people. The increase in caseload and expenditures in recent years is largely due to the implementation of federal health care reform.

As of October 18, 2016, litigation was pending with respect to certain cost reductions implemented by the State.

Health Care Reform

California continues implementation of the federal Affordable Care Act (ACA). Since January 1, 2014, approximately 6 million Californians have obtained health insurance, either through the State’s new insurance exchange (Covered California) or through the two part (mandatory and optional) expansion of Medi-Cal. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to get and stay on Medi-Cal.

The optional expansion of Medi-Cal extended eligibility to adults without children, and parent and caretaker relatives with incomes up to 138 percent of the federal poverty level. The 2016 Budget Act includes costs of $16.2 billion ($819.5 million General Fund) in fiscal year 2016-17 for the optional expansion. The federal government has committed to pay nearly 100 percent of the costs of this expansion for the first three years. Beginning January 1, 2017, California expects to assume 5 percent of these costs with California’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State has indicated it will pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is estimated to be $2.5 billion. The 2016 Budget Act projects the optional expansion caseload to be 3.8 million in fiscal year 2016-17.

Medi-Cal 1115 Waiver Renewal

California negotiated with the federal government to renew the Medi-Cal Section 1115 “Bridge to Reform” waiver, which was critical to the successful implementation of the ACA. The State received approval for the waiver renewal, called Medi-Cal 2020, effective January 1, 2016 through December 21, 2020. The total initial federal funding in the renewal is approximately $6.2 billion over five years.

In-Home Supportive Services (“IHSS”)

The IHSS program provides domestic and related services such as housework, transportation, and personal care services to eligible low-income aged, blind, or disabled persons. These services are provided to assist individuals to remain safely in their homes and prevent institutionalization.

C-16

CalWORKs

The California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, the State’s version of the federal Temporary Assistance for Needy Families (“TANF”) program, provides temporary cash assistance to low-income families with children to meet basic needs, such as shelter, food, and clothing. CalWORKs includes specific welfare-to-work requirements and provides supportive services, including child care, to enable adult participants to meet these requirements. Eligibility requirements and benefit levels are established by the State, but counties have flexibility in program design, services, and funding to meet local needs. The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals, and establishes certain work requirements. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

The State annually receives a TANF block grant allocation of $3.7 billion from the federal government. To qualify for the TANF funds, the State is required annually to expend a “Maintenance of Effort” amount, which was $2.9 billion as of October 18, 2016.

Under federal law, states are required to demonstrate a 50 percent work participation rate among all TANF-aided families. The federal government determined that California failed to meet this requirement for federal fiscal years (“FFYs”) 2007 through 2013, and the State is therefore subject to a penalty. The federal government waived the penalty for FFY 2007. As of October 18, 2016, the State was seeking relief from the FFYs 2008, 2009, 2010, 2011, 2012, and 2013 penalties, estimated to total approximately $1.3 billion. On June 24, 2014, the federal government approved the State’s corrective compliance plan, which requires California to meet or exceed federal work participation rate requirements by September 30, 2015, to avoid incurring fiscal penalties for FFYs 2008 through 2010. Preliminary data indicates the State exceeded the 50 percent threshold required for corrective compliance in FFY 2015. If compliance is confirmed by the federal government, penalties levied from FFYs 2008 through 2010, totaling approximately $341 million, are expected to be eliminated. A similar corrective compliance plan was submitted to the federal government in October 2015 to address the FFY 2011 and 2012 penalties, and in February 2016 to address the FFY 2013 penalty, which require the State to continue meeting or exceeding federal work participation rate requirements in FFY 2016.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2016 Budget Act includes approximately $2.9 billion for the SSI/SSP program from the General Fund for fiscal year 2016-17, 3.4 percent more than the revised fiscal year 2015-16 funding level. The year-over-year increase is primarily due to a 2.76-percent cost-of-living increase applied to the SSP portion of the SSI/SSP grant, effective January 1, 2017. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal years 2015-16 and 2016-17.

Replacement of the Managed Care Organization Tax

Since 2005, the State has levied a tax on Medi-Cal managed care plans to increase payments to Medi-Cal providers and offset health care costs that would otherwise be paid from the General Fund. The State’s current managed care organization (MCO) tax structure, which, as of October 18, 2016, was scheduled to expire on June 30, 2016, does not comply with certain federal guidance that such a tax be broad-based and not limited narrowly to Medi-Cal plans. In response, the California State Legislature passed a package of bills to modify and continue the MCO tax for 3 years to provide at least $1.1 billion annually for Medi-Cal. The bills also fund targeted provider payment increases for developmental disability services, debt reduction, and other purposes.

C-17

The bills were enacted on March 1, 2016, and the package was approved by the federal Centers for Medicare and Medicaid Services on May 17, 2016, with some minor adjustments. The modified MCO tax is expected to be implemented beginning in fiscal year 2016-17.

Public Safety

General—The California Department of Corrections and Rehabilitation (“CDCR”) operates 37 youth and adult correctional facilities and 44 youth and adult camps as well as numerous other facilities. The CDCR also contracts for multiple adult parolee service centers and community correctional facilities. The CDCR’s infrastructure includes more than 42 million square feet of building space on more than 24,000 acres of land (37 square miles) statewide. The 2016 Budget Act assumes an average daily adult inmate population of 128,821 in fiscal year 2016-17 and an average daily adult parole population of 42,601 in fiscal year 2016¬17.

The 2016 Budget Act includes total expenditures (excluding capital outlay) of $10.6 billion ($10.3 billion from the General Fund) for CDCR, including salaries and benefits of approximately $7.3 billion. The 2016 Budget Act continues to include savings from the implementation of Chapter 15, Statutes of 2011 (AB 109). This legislation shifted responsibility for short-term, lower-level offenders from the State to county jurisdictions. In addition, counties are responsible for community supervision of lower-level offenders upon completion of their prison sentences.

Prison Population—Pursuant to various rulings issued by a panel of three federal judges (some affirmed by the United States Supreme Court), the State was ordered to reduce its prison population to 137.5 percent of the system’s design capacity by February 28, 2016. In January 2015, CDCR met this court-ordered population benchmark because of successful implementation of a variety of court-ordered population reduction measures and approval of Proposition 47 by the voters in November 2014, which required reclassification of certain felonies to misdemeanors (and related resentencing).

Prison Medical Care—The federal receiver, the court appointed individual who oversees the CDCR’s medical operations (the “Receiver”), has plans for the design and construction of additional facilities and improvements to existing facilities for inmates with medical or mental health care needs. All of these projects are expected to be constructed at existing State correctional institutions.

The 2016 Budget Act includes $1.9 billion from the General Fund for the Receiver’s Medical Services and Pharmacy Programs, compared to the 2015 Budget Act, which totaled $1.8 billion from the General Fund.

Citing “significant progress” in improving California’s prison medical care, a federal District Court judge in January 2012 ordered California officials to begin planning for the end of the federal receivership of the State’s prison medical programs. On March 10, 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State. As of October 18, 2016 this transition process was ongoing.

Retiree Health Care Costs

In addition to a pension, the State also provides retiree health care and dental benefits to its retired employees and their spouses and dependents (when applicable), and, except as otherwise described below, utilizes a “pay-as-you-go” funding policy. These benefits are referred to as “Other Post-Employment Benefits” or “OPEB.”

As of June 30, 2015, approximately 173,244 retirees were enrolled to receive health benefits and 174,279 to receive dental benefits. Generally, employees vest for those benefits after serving 10 years with the State.

C-18

Pursuant to the Governmental Accounting Standards Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions, the State now reports on its liability for post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for the State’s OPEB may negatively affect the State’s financial condition and impact its credit rating if the State does not adequately manage such costs.

On January 26, 2016, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by the private actuarial firm, Gabriel, Roeder, Smith & Company (“GRS”), which was tasked with calculating the State’s liability for these benefits. The actuarial valuation contained in the report covers the cost estimates for existing employees, retirees and dependents. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years. The report was based on a variety of data and economic, demographic and healthcare trend assumptions described in the report. The primary assumption influencing annual OPEB costs and AAL is the assumed rate of return or discount rate on assets supporting the retiree healthcare liability. Based on the Pooled Money Investment Account’s (“PMIA”) historical returns, investment policy and expected future returns, a discount rate of 4.25 percent was selected for the pay-as-you-go funding policy. The economic assumptions for price and wage inflation are 2.75 percent and 3 percent, respectively.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the State’s OPEB actuarial valuation report, as of June 30, 2015, the pay-as-you go funding policy results in an AAL of $74.19 billion, of which $74.10 billion is unfunded. Additionally, the pay-as-you go funding policy results in an annual OPEB cost of $5.69 billion, estimated employer contributions of $1.97 billion and an expected net OPEB obligation of $26.20 billion for fiscal year 2015-16. The annual required contribution for fiscal year 2016-17 is estimated at $5.77 billion.

The actuarial liability increased from $71.81 billion as of June 30, 2014, to $74.19 billion as of June 30, 2015. If the previous assumptions had been realized, the actuarial liability would have increased to $75.69 billion as of June 30, 2015. The key factors contributing to the unexpected decrease in actuarial liabilities of $1.50 billion include:

•

During the year, favorable healthcare claims experience and plan design changes, including the new Medicare Advantage program effective January 1, 2016, decreased the actuarial liability by $1.71 billion. This change in accrued liability is mainly driven by the relationship between the assumed trend rate for claims cost in 2015 used in last year’s valuation and the trend rate for 2015 based on actual experience.

•	Demographic experience did not change the actuarial liabilities significantly. There were most likely offsetting gains and losses that led to this minimal change.

•

Subsequent to the June 30, 2015, GASB No. 45 actuarial valuation, GRS performed an experience review for the period July 1, 2007 to June 30, 2014, where all healthcare related assumptions were reviewed. Many of these assumptions were updated to reflect actual experience over the seven-year period. These changes have been adopted by the SCO for this valuation. The assumption changes decreased liabilities by approximately $1.83 billion.

•

Trend rates for the June 30, 2015, valuation were reviewed and updated since the last valuation. As of October 18, 2016 the trend rates are assumed to be 8.00 percent beginning in 2017 graded down to an ultimate rate of 4.50 percent beginning in 2022. This assumption change increased the liabilities by approximately $1.78 billion.

C-19

The valuation depended primarily on the interest discount rate assumption of 4.25% used to develop the present value of future benefits and on the assets available to pay benefits. The State Controller’s Office plans to issue an actuarial valuation report annually.

The State anticipates that these costs will continue to grow in the future. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward each retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Generally, with 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula. CSU employees fully vest for the 100/90 formula at 5 years of service. An agreement between the CSU Board of Trustees and the California Faculty Association doubles the vesting period for CSU faculty hired after July 1, 2017 from 5 years to 10 years. Employees in Bargaining Unit 12, hired after January 1, 2011, are subject to a longer vesting period. Bargaining Units 9 and 10 hired after January 1, 2016 also will be subject to a longer vesting schedule and an 80/80 contribution formula. Employees in Bargaining Units 6, 7, and state-level judicial branch employees hired after January 1, 2017 will be subject to a longer vesting schedule and an 80/80 contribution formula.

In accordance with State law, the Bureau of State Audits periodically identifies what it believes to be “high risk” issues facing the State. The funding of OPEB liabilities has been identified as a high-risk issue in the California State Auditor Report 2013-601 dated September 2013.

Ongoing Efforts

In 2015, the Administration initiated a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years by increasing prefunding shared equally between State employers and employees and reducing the cost structure of employee and retiree healthcare benefits. The California Administration is pursuing the prefunding strategy, as well as changes to retiree health benefits for new employees, through the collective bargaining process. Statutory language passed as part of the 2015-16 Budget contains the funding policy and framework designed to support the elimination of the unfunded AAL.

The centerpiece of the strategy is a collective bargaining proposal to negotiate contributions for OPEB prefunding equivalent to the normal costs of those benefits. The goal is to have the additional contributions equally shared between employers and employees and phased in over a three-year period. As of October 18, 2016, collective bargaining was underway for expired contracts, and recent negotiated contracts include memoranda of understanding requiring matching contributions to an OPEB trust fund to set aside 100 percent of the actuarially determined “normal costs.” The funding schedule for these agreements is to be phased in over three years beginning July 1, 2017. Additionally, new employees will be subject to a lower employer contribution for future retiree health benefits, and a longer vesting period to qualify for the retiree health care contribution. These initial agreements represent the template for contract renewals with the outstanding bargaining units as well as for those expiring in the future.

As of October 18, 2016, the California Administration continues to actively bargain with the remaining bargaining units whose memorandum of understanding expired in July 2016. The Department of Finance estimates that the State’s share of prefunding for Executive Branch employees will be approximately $600 million annually once fully implemented. (The “Executive Branch” generally excludes employees in the legislative and judicial branches of the State government, as well as employees of CSU and UC).

The funding plan to eliminate the OPEB unfunded actuarial accrued liability assumes that the State continues to pay for retiree health benefits on a pay-as-you-go basis while assets are accumulated in a trust fund, and that no investment income will be used to pay for benefits until the plan is fully funded. Statutory language passed as part

C-20

of the 2015-16 Budget contains the framework for this funding plan preventing the use of investment income from the retiree health care trust fund for the payment of retiree health benefits until the earlier of:

1. The date the State Bargaining Unit subaccount within the trust fund reaches a 100 percent funded ratio.

2. July 1, 2046—the date the actuarial calculation of the California Administration’s prefunding plan is expected to reach a 100 percent funded ratio.

Pension Systems

The principal retirement systems in which the State participates or to which it contributes funds are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS are included in the financial statements of the State as fiduciary funds.

The University of California (“UC”) maintains a separate retirement system. The 2016 Budget Act does not allocate any of UC’s appropriation specifically to fund its employer retirement costs, but directs $171 million in one-time Proposition 2 funds to help pay down the unfunded liability of the UC’s retirement system.

The obligation of the State to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. As of October 18, 2016 CalPERS and CalSTRS each had unfunded liabilities in the tens of billions of dollars. Retirement-related costs payable from the General Fund are expected to increase in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments and, in the case of CalSTRS, statutory changes to contribution levels.

Pension Reform

PEPRA

In 2012, the State enacted The Public Employees’ Pension Reform Act (“PEPRA”), a comprehensive pension reform package affecting State and local government, which increased the retirement age and lowered retirement benefits for most new State and local government employees hired on or after January 1, 2013. PEPRA also includes provisions to increase current employee contributions. Though PEPRA covers most public employees in State government, cities, counties, special districts, school districts, and community colleges, the following discussion relates only to PEPRA’s impact on State employee retirement. PEPRA excludes judges, the University of California, and charter cities with independent pension systems from the new retirement plans; however, newly elected or appointed judges are subject to the new cost-sharing provisions.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that are expected to gradually reduce normal costs. Other provisions reduce the risk of the State incurring additional unfunded liabilities, including prohibiting retroactive benefits increases, generally prohibiting contribution holidays, and prohibiting purchases of additional non-qualified service credit (“air time”). Key changes to retirement plans affecting the State include (1) lower defined-benefit formulas that increase retirement ages; (2) caps imposed on pensionable income for new public employees hired on or after January 1, 2013; and (3) a new standard that new employees must pay for at least 50 percent of the normal costs of their pensions.

Costs for retiree health and dental benefits (“OPEB”) are not addressed in PEPRA; however, later retirement ages will reduce OPEB liabilities in the long term. Provisions in PEPRA affecting CalSTRS did not change the State’s statutory contribution rate. However, potential additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system’s unfunded liabilities and potentially on State contribution levels in the long term.

C-21

CalSTRS Funding Solution

The funding of the CalSTRS Defined Benefit Plan (the “DB Program”) is based on contribution rates set by statute instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program which has been a concern in recent years. As one example, the funding status of the DB Program was identified as a high risk issue in the California State Auditor report 2013 601 dated September 2013 because, as stated in the report, the DB Program assets were projected to be depleted in 31 years (33 years based on the June 30, 2013 CalSTRS Valuation) assuming existing contribution rates continue, and other significant actuarial assumptions are realized.

In 2014, the California State Legislature enacted AB 1469 (Chapter 47, Statutes of 2014), a comprehensive funding solution intended to eliminate the current CalSTRS unfunded liability on the DB Program by 2046. The plan started modestly in fiscal year 2014-15 and is expected to phase in, providing the State, schools, and teachers sufficient time to prepare for future increases in contributions.

Teacher (member) contributions are to increase from 8 percent to a total of 10.25 percent of creditable compensation for members not subject to PEPRA and 9.205 percent for members subject to PEPRA, school (employer) contributions are to increase from 8.25 percent to a total of 19.1 percent of creditable compensation, and the State’s total contribution to the DB Program is to increase from approximately 3.5 percent on July 1, 2014 to 6.3 percent of payroll on July 1, 2016 and thereafter. In addition, the State plans to pay 2.5 percent of payroll annually for a supplemental inflation protection program—for a total of 8.8 percent.

CalPERS

CalPERS administers a total of 13 funds, including four defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). (These plans, as well as the other plans administered by CalPERS, are described in the comprehensive financial reports of CalPERS, which can be found on CalPERS’ website at www.calpers.ca.gov. Such information is not incorporated by reference herein.) The PERF, LRF, JRF, and JRF II are defined benefit pension plans which provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries.

Members and Employers. CalPERS is a multiple-employer defined benefit retirement system. In addition to the State, employer participants include more than 3,000 public agencies and school districts. CalPERS acts as the common investment and administrative agent for the member agencies. The State and schools (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in CalPERS. Other public agencies can elect whether or not to participate in CalPERS or administer their own plans. Members of CalPERS generally become fully vested in their retirement benefits earned, as of October 18, 2016, after five years of credited service. Separate accounts are maintained for each employer participating in CalPERS, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefit formula selected by the employer and the individual plan’s proportionate share of CalPERS assets.

Retirement Benefits. Generally, annual pension benefits depend on employment category, years of service credit, final compensation, and age of retirement. Annual pension benefits generally range from 2 percent of final compensation at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to 3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Pension benefits are subject to annual cost of living adjustments (generally ranging from 2-3 percent) and an additional adjustment intended to preserve the “purchasing power” of the pension benefit. Additional pension benefits also generally include disability and death benefit provisions. A detailed description of the pension benefits payable by PERF to State employees is set forth in CalPERS actuarial valuations.

C-22

Member Contributions. The pension benefits for State employees in CalPERS are funded by contributions from members, the State, and earnings from investments. Member and State contributions are a percentage of applicable member compensation and are determined annually on an actuarial basis. Member contribution rates are defined by law and vary by bargaining units within the same employee classification. The required contribution rates of active CalPERS members are based on a percentage of their salary ranging from 3 to 13 percent.

Actuarial Valuation; Determination of Required Contributions. The required State contributions to PERF are determined on an annual basis by the CalPERS Chief Actuary. The actuary uses demographic and other data (such as employee age, salary, and service credits) and various assumptions (such as estimated salary increases, interest rates, employee turnover, and mortality and disability rates) to determine the amount that the State must contribute in a given year to provide sufficient funds to PERF to pay benefits when due. The actuary then produces a report, called the “actuarial valuation,” in which the actuary reports on the assets, liabilities, and required contribution for the following fiscal year. State law requires the State to make the actuarially-required contribution to PERF each year.

A portion of the actuarial valuations performed by CalPERS actuaries are audited each year by an independent actuarial firm. The actuarial valuations specific to State employees are audited every three years. The most recent audit was for the June 30, 2012 actuarial valuation and was completed on February 24, 2014.

The market value of assets measures the value of the assets available in the pension plan to pay benefits and is used to determine the required employer contributions. At the April 16 and 17, 2013 meetings, the CalPERS Board approved a plan to replace the then current 15-year asset-smoothing policy with a 5-year direct-rate smoothing process and replace the then current 30-year rolling amortization of unfunded liabilities with a 30-year fixed amortization period.

The Chief Actuary stated that the approach provides a single measure of funded status and unfunded liabilities, less volatility in extreme years, a faster path to full funding, and more transparency to employers about future contribution rates. As of October 18, 2016, these changes were expected to accelerate the repayment of unfunded liabilities (including fiscal year 2008-09 investment losses) of State plans in the near term. Under the CalPERS Board action, actual rates for the State were not set using the new methods until fiscal year 2015-16, reflecting the June 30, 2014 valuation.

Actuarial Assumptions. The CalPERS Chief Actuary considers various factors in determining the assumptions to be used in preparing the actuarial report. Demographic assumptions are based on a study of the actual history of retirement, rates of termination/separation of employment, years of life expectancy after retirement, disability, and other factors. This experience study is generally done once every four years. The most recent experience study was completed in 2014 in connection with the preparation of actuarial recommendations by the CalPERS Chief Actuary.

On February 20, 2014, the CalPERS Board of Administration adopted new mortality and retirement assumptions as part of a regular review of demographic experience. Key assumption changes included longer post-retirement life expectancy, earlier retirement ages, and higher-than-expected wage growth for State Peace Officers/Firefighters and California Highway Patrol. The impact of the assumption changes is being phased in over three years, with a 20-year amortization, beginning in fiscal year 2014-15.

On November 18, 2015, the CalPERS Board adopted a Funding Risk Mitigation Policy that seeks to reduce funding risk over time. It establishes a mechanism whereby CalPERS investment performance that significantly outperforms the discount rate triggers adjustments to the discount rate, expected investment return, and strategic asset allocation targets. Reducing the volatility of investment returns is expected to increase the long-term sustainability of CalPERS pension benefits for members. However, CalPERS has signaled it would not incorporate a new risk management approach into State contribution rates until fiscal year 2017-18 at the earliest.

C-23

Funding Status. Funding progress is measured by a comparison of the State’s share of PERF assets to pay State employee benefits with plan liabilities.

In September 2016, CalPERS released the June 30, 2015 State Actuarial Valuation, which showed an increase in State employer contribution rates for fiscal year 2016-17 and a decline in funded status due to less than assumed investment performance, and other demographic factors. The unfunded liability allocable to State employees (excluding judges and elected officials) was $49.6 billion as of June 30, 2015 an increase of $6.3 billion from the June 30, 2014 valuation. The funded ratio decreased to 69.4 percent as of June 30, 2015, as compared to 72.1 percent in the June 30, 2014 valuation.

State Contributions. State contributions are made from the General Fund, special funds, and non -governmental cost funds. The State has made the full amount of actuarially required contribution each year.

Prospective Funding Status; Future State Contributions. The level of future required contributions from the State depends on a variety of factors, including future investment portfolio performance, actuarial assumptions, and additional potential changes in retirement benefits. There can be no assurances that the required annual contribution to CalPERS will not continue to significantly increase and that such increases will not materially adversely affect the financial condition of the State.

In accordance with State law, the actuarial valuation for the fiscal year ended June 30, 2015 included a sensitivity analysis of discount rates. The analysis shows that employer contribution rates are highly sensitive to changes in the discount rate and that employer contribution rates would be significantly reduced if a higher discount rate is used, and employer contribution rates would significantly increase if a lower discount rate is used. The actuarial report for the year ended June 30, 2015 contains information concerning the specific impact on employer contribution rates and unfunded liability resulting from these different discount rate assumptions.

Other Retirement Plans. In addition to PERF, CalPERS also administers JRF, JRF II, LRF, and the 1959 Survivor Benefit program, which are defined benefit plans.

In the JRF actuarial reports for the year ended June 30, 2015, CalPERS reported that JRF had an unfunded actuarial liability of approximately $3.3 billion. For the same year, the JRF II and the LRF reported funding surpluses of $2.3 million and $15.7 million, respectively. In the 1959 Survivor Benefit program actuarial report for the year ended June 30, 2015, CalPERS reported that the program had an unfunded actuarial liability of approximately $33.2 million. The State’s fiscal year 2016-17 retirement contributions from the General Fund are estimated to be $201.8 million for JRF and $68.2 million for JRF II, $4.9 million for the 1959 Survivor Benefit Program, and $1.0 million for LRF.

CalSTRS

General. CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (kindergarten through community college). CalSTRS is the administrator of multiple-employer, cost-sharing defined benefit plans, a tax-deferred defined contribution plan, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

The largest CalSTRS fund, the State Teachers’ Retirement Plan (the “STRP”), is a multiple employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (referred to in the State’s 2015 Financial Statements and in this appendix as the “DB Program”), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (the “SBMA”) which provides purchasing power protection for retired members.

C-24

The State is not an employer (with certain very limited exceptions) in any of CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members of CalSTRS, the employers, and the State. Contribution rates for the members and employers to fund the DB Program are not adjusted to reflect or offset actual investment returns or other factors which affect the funded status of the DB Program. The same is true for the contribution rates for the State. For contributions from employers and the State, the CalSTRS Board was provided new limited rate setting authority under the provisions of AB 1469.

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The Purchasing Power Protection Program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

Members and Employers. As of June 30, 2015, the DB Program included 1,690 employers.

Retirement Benefits. Member benefits are determined by statute in the Education Code and are generally based on a member’s age, final compensation, and years of credited service. Members are 100 percent vested in retirement benefits after five years of credited service and are eligible for normal retirement at age 60 and for early retirement at age 55 or at age 50 with 30 years of credited service. The normal retirement benefit is 2 percent of final compensation (as defined in the Education Code) for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 60), and members who retired on or after January 1, 2001 with 30 or more years of service by December 31, 2010 receive monthly bonus payments of up to $400 per month. Pension reform legislation signed in 2012 increased the retirement age for new CalSTRS members hired on or after January 1, 2013. New members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (up to 2.4 percent of final compensation for members retiring after age 62).

Benefits are increased by 2 percent (a simple, not a compounded, cost-of-living increase) of the initial allowance, on each September 1 following the first anniversary of the effective date of the benefit.

Funding for the DB Program. The DB Program is funded with a combination of investment income and contributions from members, employers, and the State. Although specific amounts vary from year to year, approximately 53 percent of DB Program assets were derived from investment returns, according to CalSTRS. The contribution rates of the members, employers, and the State are determined by statute in the Education Code instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program which has been a concern in recent years.

On June 24, 2014, the Governor signed AB 1469, a comprehensive long-term funding solution intended to eliminate then existing CalSTRS unfunded liability on the DB Program by 2046. The changes in contribution rates for members, employers and the State required by AB 1469 are described below. While the plan is intended to eliminate the unfunded liability of the DB Program by 2046, the State has indicated that there is no assurance that it will be eliminated by that date. Accordingly, there can be no assurances that the required amounts annually payable among the members, employers, and State will not significantly increase in the future.

Member Contributions. Members are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation of the member. However, for services performed between January 1, 2000 and December 31, 2010, the member contribution to the DB Program was 6 percent because 2 percent was directed to the Defined Benefit Supplement Program (to which the State does not contribute).

Under AB 1469, member contributions are expected to increase over time on July 1, 2014, 2015 and 2016 to 10.25 percent for members not subject to PEPRA and to 9.205 percent for members subject to PEPRA.

C-25

Employer Contributions. Employers are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation plus 0.25 percent to pay costs of the unused sick leave credit; provided that a portion of the employers’ contributions has in the past and may in the future be transferred to the Medicare Premium Program which has the effect of further reducing aggregate annual contributions to the DB Program.

Under AB 1469, employer contributions are expected to increase over time on each July 1 of 2014 through 2020 to 19.1 percent of creditable compensation in fiscal year 2020-21 through fiscal year 2045-46. Beginning in fiscal year 2021-22 through fiscal year 2045-46, AB 1469 authorizes the CalSTRS Board to adjust the employer contribution up or down 1 percentage point each year, but no higher than 20.25 percent total and no lower than 8.25 percent, to eliminate the remaining unfunded obligation that existed on July 1, 2014.

State Contributions. The State’s General Fund contribution to the DB Program is 2.017 percent of creditable compensation from two fiscal years prior. For example, for fiscal year 2011-12, the State’s contribution was based on creditable compensation from fiscal year 2009-10. Before fiscal year 2014-15, the State also contributed an additional 0.524 percent of creditable compensation from two fiscal years prior when there is an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990. Under the prior structure, the percentage was adjusted up to 0.25 percent per year to reflect the contributions required to fund the unfunded obligation or the normal cost deficit. However, the supplemental contribution could not exceed 1.505 percent of creditable compensation from two fiscal years prior.

Under AB 1469, the State is expected to increase its supplemental contribution to the July 1, 1990 benefit obligation and it was slated to be phased in over a three year period. Starting in fiscal year 2014-15, the supplemental contribution increased to 1.437 percent, in fiscal year 2015-16 it increased to 2.874 percent, and in fiscal year 2016-17 through 2045-46 it will increase to 4.311 percent. Beginning fiscal year 2017-18 through fiscal year 2045-46, the CalSTRS Board is authorized to adjust the supplemental State contribution up 0.50 percent each year to eliminate the unfunded obligation for benefits in place as of July 1, 1990. If there is no unfunded obligation, the supplemental contribution shall be reduced to zero.

Actuarial Valuation. According to CalSTRS and as reflected in the 2015 CalSTRS Valuation, the biggest source of funding of the DB Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added, and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on DB Program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 3.0 percent.

Actual market returns are taken into account but to reduce rate volatility, actual market gains and losses are spread or “smoothed” over a three-year period. That is, one third of the difference between the expected actuarial value of assets and the fair market value of assets is taken into account to determine the actuarial value of assets. According to the 2015 CalSTRS Valuation, due to the asset smoothing method, approximately one-third of the approximately $3.6 billion investment gain was not recognized. GASB Statements 67 and 68, beginning in fiscal year 2013-14 for pension plans and fiscal year 2014-15 for employers, requires State and local governments with pension liabilities to recognize the differences between expected and actual investment returns over a closed 5-year period instead of the 3-year period used by CalSTRS, as of October 18, 2016. CalSTRS is expected to continue to use 3-year period for valuation purposes and the 5-year period for financial reporting purposes.

Funding Status. Funding progress is measured by a comparison of DB Program assets with DB Program liabilities. According to CalSTRS, the market value of the entire DB Program investment portfolio (including the SBMA assets) was $180.6 billion as of June 30, 2015, an increase from $179.7 billion (or 0.5 percent) on June 30, 2014.

C-26

Prospective Funding Status; Future Contributions The CalSTRS Consulting Actuary concluded in the 2013 CalSTRS Valuation (prior to the enactment of AB 1469) that the unfunded actuarial obligation of the DB Program will not be amortized over any future period and that the DB Program is projected to have its assets depleted in about 33 years. On June 24, 2014, the Governor signed AB 1469, a comprehensive funding solution intended to eliminate the CalSTRS unfunded liability on the DB Program by 2046.

According to the 2015 CalSTRS Valuation, future revenues from contributions and appropriations for the DB Program are projected to be sufficient to finance its obligation by 2046.

The plan also provides the CalSTRS Board with limited authority to increase or decrease the school and State contributions based on changing conditions. The plan is intended to eliminate the unfunded liability of the DB Program by 2046. However, while AB 1469 provides for significant increases in the statutorily required contributions to CalSTRS from the State, employers and members, it does not provide that such statutory rates be adjusted to equal actuarially required amounts from time to time. Actuarially required amounts will vary from time to time based on a variety of factors, including actuarial assumptions, investment performance and member benefits. To the extent rates established pursuant to AB 1469 are less than actuarially required amounts from time to time, such circumstances could materially adversely affect the funded status of CalSTRS.

Funding for the SBMA. The Supplemental Benefit Maintenance Account (“SMBA”) is a separate account within the DB Program that is funded with a combination of investment income and contributions from the State. The contribution rate for the State’s funding of the SBMA is also determined by statute in the Education Code. The Purchasing Power Protection Program funded from the SBMA provides quarterly payments to retired and disabled members and beneficiaries to restore purchasing power to beneficiaries if the purchasing power of their initial retirement or disability allowances have fallen below a specified percentage. The Purchasing Power Protection Program payments are made only to the extent funds are available in the SBMA and are not a vested benefit.

State Contributions. The State’s General Fund contribution to the SBMA is 2.5 percent of creditable compensation of the fiscal year ending in the prior calendar year, less $70 million for the fiscal year ended June 30, 2010, $71 million for the fiscal year ended June 30, 2011 and $72 million thereafter.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have reduced the State’s budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of tax revenues.

For example, Proposition 13, passed in 1978, makes it more difficult for the State to raise taxes by requiring that any change in State taxes enacted for the purpose of increasing revenues, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the California State Legislature. More recently, in 2010 the voters approved Proposition 26, which specifies that a two-thirds vote of both houses of the California State Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by majority vote. Proposition 26 also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. A related measure, Proposition 4, approved in 1979, limits government spending by establishing an annual limit on the appropriation of proceeds of taxes.

Several initiatives have earmarked certain taxes or funds for specific expenditures. For example, in 2012, voters approved Proposition 30, which provided temporary increases in personal income tax rates for

C-27

high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-12 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund the “realignment” program for many services including housing criminal offenders.

Proposition 98, enacted in 1988, directs a minimum portion of General Fund revenues to support K-12 schools and community colleges. In 2002, the voters approved Proposition 49 which requires the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and expenditures can only be reduced in certain low revenue years.

In 1998, Proposition 10 raised taxes on tobacco products and mandated how the additional revenues would be expended. In 2004, the voters approved Proposition 63 which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the California State Legislature or the Governor from redirecting these funds or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Another measure affecting tax receipts was Proposition 39 (2012).

Proposition 2, passed in 2014, directs the transfer of specified amounts of General Fund revenues to the BSA and to pay down specified debts and liabilities.

State Pension Systems and Retiree Health Care Costs

The two main State pension funds (CalPERS and CalSTRS) each face unfunded future liabilities in the tens of billions of dollars. General Fund pension contributions to CalPERS and CalSTRS are estimated to be approximately $3.1 billion and $2.5 billion, respectively, for fiscal year 2016-17. The combined contributions, which include contributions for California State University (“CSU”), represent about 4.6 percent of all General Fund expenditures in fiscal year 2016-17.

As of October 18, 2016, legislation with respect to both CalPERS and CalSTRS and changes in actuarial assumptions and funding methodologies are expected to result in significant annual increases in the amount the State is required to pay from the General Fund. The actual amount of any increases will depend on a variety of factors, including but not limited to, investment returns, actuarial assumptions, experience and retirement benefit adjustments.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. These benefits are referred to as “Other Post-Employment Benefits” or “OPEB.” As reported in the State’s OPEB Actuarial Valuation Report, the State has an Actuarial Accrued Liability (“AAL”) relating to OPEB estimated at $74.2 billion as of June 30, 2015 (virtually all unfunded) as compared to an AAL of $71.8 billion estimated as of June 30, 2014.

In 2015, the California Administration initiated a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years with increased prefunding shared equally between State employers and employees. The California Administration is pursuing the prefunding strategy, as well as changes to retiree health benefits for new employees, through the collective bargaining process. Statutory language passed as part of the 2015-16 Budget contains the funding policy and framework designed to support the elimination of the unfunded AAL.

C-28

DEBTS AND LIABILITIES UNDER PROPOSITION 2

Voters approved Proposition 2 in November 2014, which revised the State’s method of funding the BSA, the State’s “rainy day fund.” Starting in fiscal year 2015-16, 1.5 percent of annual General Fund revenues, plus the excess of capital gains tax receipts above a certain level, not necessary to fund Proposition 98, will be applied equally to funding the BSA and paying down State debts and liabilities. Debts and liabilities eligible under Proposition 2 include certain budgetary borrowing accumulated over a number of years and specified payments over and above the base payments for State pensions and retiree health costs. The two main retirement systems managed by State entities, CalPERS and CalSTRS, each have substantial unfunded liabilities. The State also has a substantial unfunded liability relating to post employment healthcare benefits for State employee retirees.

The 2016-17 Budget proposed to repay loans from special funds ($454 million), repay prior years of Proposition 98 underfunding (referred to as “settle up,” $218 million), repay pre-Proposition 42 (2002) transportation loans ($173 million), prefund State retiree health care benefits ($278 million), and help pay down the unfunded liability associated with the University of California’s retirement system ($171 million). The primary strategy within the multi-year forecast period is to continue to pay down budgetary borrowing and use increased revenues for one-time expenditures. The California Administration estimated that borrowing from pre-Proposition 42 transportation funds is expected to be repaid by the end of fiscal year 2019-20, and most of the loans from special funds and from underfunding of Proposition 98 (settle up payments) are expected to be repaid by the end of fiscal year 2019-20.

CASH MANAGEMENT

Traditional Cash Management Tools

General. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing (see “—Internal Borrowing”) and by issuing short-term notes in the capital markets when necessary (see “—External Borrowing”).

External Borrowing. External borrowing is typically done with revenue anticipation notes (“RANs”) that are payable not later than the last day of the fiscal year in which they are issued. Prior to fiscal year 2015-16, RANs had been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. No RANs were issued in fiscal year 2015-16 or are planned in fiscal year 2016-17. The State also is authorized under certain circumstances to issue revenue anticipation warrants (“RAWs”) that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990’s and early 2000’s.

RANs and RAWs are both payable from any “Unapplied Money” in the State’s General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of State revenues in support of the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the California State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the California State Constitution, enacted by Proposition 30; (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to Government Code Sections 16310 or 16418; and (v) payment of State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the California State Constitution to be paid with State warrants that can be cashed immediately.

C-29

Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “special funds” and each a “special fund”). Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The California State Legislature may from time to time adopt legislation establishing additional authority to borrow from special funds. As of the 2016 Budget Act, the General Fund is projected to have up to approximately $31 billion of internal funds (excluding the BSA and the SFEU) available during fiscal year 2016-17.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, which, as of October 18, 2016, was projected to be funded at $6.7 billion by the end of fiscal year 2016-17. The State also may transfer funds into the General Fund from the SFEU, which is not a special fund.

Cash Management in Fiscal Years 2015-16 and 2016-17

The State’s cash position was strong entering fiscal year 2015-16, as the General Fund ended the previous year with a positive cash balance of $2.529 billion. The State’s cash flow projections for fiscal year 2015-16 indicate that internal borrowings would be sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion at all times of at least $2.5 billion. Accordingly, the State did not plan to issue any RANs in fiscal year 2015-16, only the second time this has occurred since the commencement of annual RANs borrowings in the early 1980s.

The State entered fiscal year 2016-17 in a strong cash position, with General Fund internal loans at June 30, 2016 of only $646 million. As of October 18, 2016, cash flow projections for the balance of the fiscal year showed no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $20 billion at the end of each month. As of October 18, 2016, taking into account intra-month cash flows, the State Controller’s Office estimated that the State is expected to have a cash cushion of at least $15 billion at any time during the year (including the availability of $3.4 billion to $6.7 billion in the BSA).

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.

Other Cash Management Tools

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years, but, as of October 18, 2016, none of them is planned to be used in fiscal year 2016-17.

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation was enacted increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected.

•	The issuance of registered warrants (commonly referred to as “IOUs”) because of insufficient cash resources (last occurred in 2009).

From time to time, the California State Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year in

C-30

order to more closely align the State’s revenues with its expenditures. This technique has been used several times in the last few fiscal years. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage.

LITIGATION

The State is a party to numerous litigation matters. The following describes only those litigation matters that are pending with service of process on the State accomplished and that have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State’s General Fund or the amount of State funds available to be borrowed by the General Fund. The State makes no representation regarding the likely outcome of these litigation matters.

The following description was developed by the State with the participation of the Office of the Attorney General and other State entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or State court litigation filings to identify pending litigation matters, and no inquiry has been made into administrative claims and matters.

There may be claims and matters with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Actions Challenging Cap and Trade Program Auctions

In two consolidated matters, California Chamber of Commerce, et al. v. California Air Resources Board, (Sacramento County Superior Court, Case No. 34-2012-80001313) and Morning Star Packing Co., et al. v. California Air Resources Board (Sacramento County Superior Court, Case No. 34-2013-80001464), petitioners challenge the authority of the California Air Resources Board to conduct auctions under the State’s cap and trade program and allege that the auction revenues are an unconstitutional tax under the California State Constitution. The trial court ruled for the Board. As of October 18, 2016, Petitioners had appealed (Court of Appeal, Third Appellate District, Case Nos. C075930, C075954).

Action Challenging School Financing

Plaintiff in California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-11-554698), challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills. The amended complaint also contends that changes to the statutes that control how education mandates are directed and funded violate the requirements of the California State Constitution that the State pay local school districts for the costs of State-mandated programs. After bifurcating the case, the trial court issued a ruling in favor of the State that addressed certain of plaintiff’s claims, and subsequently dismissed the remaining claims. If the court had declared that the State had failed to properly pay for mandated educational programs, the State would be limited in the manner in which it funded education going forward. As of October 18, 2016, Plaintiff had appealed (Court of Appeal, First Appellate District, Case No. A148606).

C-31

Actions Challenging Statutes That Reformed California Redevelopment Law

There are over 100 pending actions that challenge the statutory process for winding down the affairs of the redevelopment agencies (“RDAs”), asserting a variety of claims, including constitutional claims. Some of the pending cases contend that various obligations incurred by the RDAs are entitled to payment from certain property tax revenues. For example, in Affordable Housing Coalition v. Sandoval (Sacramento County Superior Court, Case No. 34-2012-80001158), plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward. The court denied a motion for class action status, and subsequently ruled against plaintiffs in this matter and ordered that judgment be entered for the State.

Tax Cases

Six actions were filed contending that the California State Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, was invalid and/or unconstitutional. These matters have been consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contended that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact (“Compact”) and therefore could not be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court ruled for the State, but, on appeal, the trial court judgment was reversed (Court of Appeal, First Appellate District, Case No. A130803). On December 31, 2015, the California Supreme Court reversed the Court of Appeal’s decision, holding that the Compact did not bar the California State Legislature from unilaterally amending the corporate tax apportionment formula specified in Section 25128. The United States Supreme Court denied a petition for review (United States Supreme Court, Case No. 15-1442).

A pending case challenges the fee imposed by former Revenue and Taxation Code Section 17942 upon the plaintiff and a purported class of similarly situated limited liability companies (“LLCs”) registered in California, alleging that the fee violates the federal and State constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). The purported class action is on behalf of all LLCs operating both in and out of California during the years at issue. A second virtually identical lawsuit also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). In each case, the individual plaintiff seeks a refund of $56,000 for itself and alleges a purported class of over 50,000 members. The cases are coordinated for hearing in San Francisco as the Franchise Tax Board LLC Tax Refund Cases, Judicial Council Proceeding No. 4742. The coordination trial judge denied the plaintiffs’ joint motion for class certification and the plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A140518). If the trial court order is reversed and plaintiffs prevail on the merits on behalf of themselves and the purported classes, the potential refunds could total $1.2 billion.

Two pending cases challenge the State’s right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board (San Diego County Superior Court, Case No. 37-2001-00100846-CU-MC-CTL, Court of Appeal, Fourth Appellate District, Case No. D064241) and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board (Fresno County Superior Court, Case No. 12 CE CG 03408) challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson ruled for the State; the Court of Appeal reversed and remanded the matter to the trial court. The California Supreme Court denied plaintiff’s petition for review of a separate issue (California Supreme Court, Case No. S227652). The Harley-Davidson matter is set for trial in March 2017. In the Abercrombie matter, plaintiff proposed an alternative method of calculating tax, which the Board estimated would have a possible one-time fiscal impact on corporate tax revenue of $5 billion and

C-32

$1.5 billion annually thereafter. The Board argued plaintiff’s proposed method was unsupported by existing law. In any event, at the trial of the Abercrombie matter, the court granted the Board’s motion for judgment in its favor at the close of plaintiff’s presentation of its evidence. An appeal is possible. As of October 18, 2016, it was unknown what future fiscal impact a potential adverse final ruling on the merits would actually have on corporation taxes (including potential rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant. The Harley Davidson case also raises the issue raised in the Gillette case regarding modification of the apportionment formula for multistate businesses; resolution of this issue in Harley Davidson has been deferred pending resolution of the issue in Gillette.

A pending case challenges the validity of a Board of Equalization regulation (Cal. Code Regs., tit. 18, § 1585) that requires the sales tax on mobile telephones to be based on the full “unbundled” price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. Board of Equalization (Sacramento County Superior Court, Case No. 34-2015-80002242), petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. Petitioners have filed a second action, a class action lawsuit seeking refunds of any excess sales tax paid, should the court in the first action rule that the regulation is invalid. The second action, Bekkerman et al. v. Board of Equalization, et al. (Sacramento County Superior Court, Case No. 34-2016-80002287) could result in an order requiring sales tax refunds, potentially exceeding $1 billion. The second action has been removed to federal court (United States District Court, Eastern District of California, Case No. 2:16-cv-00709-MCE-EFB).

Environmental Matters

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG) (coordinated for hearing in San Bernardino County Superior Court, Case No. JCPDS4720), environmental and mining interests challenge the State’s regulation of suction dredge gold mining. The California State Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. As of October 18, 2016, following a hearing on certain of plaintiffs’ claims, the trial court had stayed the matters pending a California Supreme Court ruling in a separate pending matter, addressing whether federal law preempts state environmental regulation of suction dredge gold mining. The California Supreme Court issued its decision, holding that federal law does not preempt state regulation. A petition for writ of certiorari in the United States Supreme Court is possible.

The Southern California Gas Leak Cases (Judicial Council Coordination Proceeding No. 4861, coordinated in Los Angeles County Superior Court) involved a Southern California Gas Company (“SCG”) well in the Aliso Canyon Natural Gas Storage Facility that began leaking in October 2015 and continued leaking for nearly four months. In these cases, individuals and business entities seek damages from the SCG as well as from the California Department of Conservation’s Division of Oil, Gas, and Geothermal Resources (“Division”). Plaintiffs allege that the Division failed to carry out a mandatory duty to require SCG to provide certain information to it, and approved the gas storage injection project without that information. Plaintiffs allege that the Division’s failure to carry out this mandatory duty led to damages to their property and persons. Some plaintiffs also allege an inverse condemnation cause of action. The plaintiffs seek to hold the Division jointly and severally liable with SCG. Although the complaints do not specify the damages that plaintiffs seek, administrative claims filed on behalf of approximately 30,000 claimants as a prerequisite to bringing the litigation against the State allege damages of approximately $3.5 million per claimant.

Action Regarding Special Education

Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education (United States District Court, Eastern District of California, Case No. 2:11-cv-3471-KJM), challenge the oversight and

C-33

operation by the California Department of Education (“CDE”) of the federal Individuals with Disabilities Education Act (“IDEA”). The complaint alleges that CDE, as the designated State Education Agency, has failed to monitor, investigate, and enforce the IDEA statewide. Under the IDEA, local school districts are the Local Educational Agencies responsible for delivering special education directly to eligible students. The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State.

Prison Healthcare Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care and mental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; and Coleman v. Brown (U.S. District Court, Eastern District, Case No. CIV S-90-0520 KJM KLN P) is a class action regarding mental health care. A third case, Armstrong v. Brown (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases. As of October 18, 2016, ongoing costs of remedial activities had been incorporated into the State’s budget process. However, it is unknown what future financial impact this litigation may have on the State’s General Fund. In March 2015, the Plata court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State. As of October 18, 2016, this transition process was ongoing.

In Plata and Coleman, a three-judge panel issued orders requiring the State to meet a final population-reduction benchmark by February 28, 2016, and to implement a number of measures designed to reduce the prison population. In January 2015, the State met this court-ordered population benchmark. As of October 18, 2016, the three-judge panel’s order required ongoing oversight until the State demonstrates that compliance with the population benchmark is durable. The State has agreed not to pursue further court appeals.

High-Speed Rail Litigation

In Transportation Solutions Defense and Education Fund v. California Air Resources Board (Sacramento County Superior Court, Case No. 34-2014-80001974), a transit-advocacy group seeks to reverse a decision of the California Air Resources Board to include the California high-speed rail project as a greenhouse gas reduction measure in the State’s AB 32 Scoping Plan Update. Petitioner seeks a declaration that appropriations by the California State Legislature to fund the high-speed rail project from the Greenhouse Gas Reduction Fund (“GGRF”) are invalid and an injunction or writ restraining the Board, the Authority and State Controller from expending funds from the GGRF for the construction of the high-speed rail project.

In the event of a final decision that prevents the use of cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds consistent with the federal grant agreement. As of June 2016, the amount of unmatched federal spending on the project that the State may have to reimburse is approximately $1.1 billion.

Action Regarding State Mandates

Petitioners in Coast Community College District, et al. v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2014-80001842) assert that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of State community colleges are

C-34

State-mandated costs that must be reimbursed by the State. The trial court denied the petition. Petitioners appealed (Court of Appeal, Third Appellate District, Case No. C080349). The potential amount of reimbursement for such costs could not be determined, as of October 18, 2016.

*    *    *    *

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

C-35

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated June 29, 2016, as updated on December 19, 2016. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

The U.S. economy staged a modest rebound in the third quarter of calendar year 2016, growing 3.2 percent following three quarters of sub-par growth averaging a mere 1.0 percent. However, as of December 19, 2016, the data revealed a pullback in household spending, declines in both residential and business equipment investment, and a one-time anomaly in the export data, all of which suggested that growth in the neighborhood of 3 percent was not sustainable. A strong dollar and slowing job and housing markets suggested slower growth over the near-term. The State Division of Budget (“DOB”) was projecting, as of December 19, 2016, economic growth closer to 2 percent for the fourth quarter and 1.5 percent for calendar year 2016, 0.3 of a percentage point below the Enacted Budget Financial Plan forecast.

The available data as of December 19, 2016 reinforced the slowdown in the national labor market since the second half of calendar year 2015. Monthly private sector job gains averaged a still solid 162,000 over the first eleven months of 2016, but down from 221,000 in 2015. However, the job numbers tell only a part of the story. Forty-six percent of the job growth as of December 19, 2016 had been concentrated in three relatively low-wage/low productivity sectors: healthcare and social assistance; leisure and hospitality; and wholesale and retail trade; their share of recent gains far outstripped their 39 percent share of the workforce overall. Moreover, the share of the workforce employed part-time remained elevated relative to pre-recession levels. These labor market characteristics were consistent with the weak output growth observed since the fourth quarter of 2015. The DOB’s outlook called for total nonagricultural employment growth of 1.7 percent for 2016, a significant deceleration from 2.1 percent growth in 2015.

Consumer spending had shown improvement over the life of the economic expansion, but that improvement had been insufficient to propel overall economic growth beyond 2 percent on a sustained basis. After two weak quarters, real growth in household spending rebounded to an impressive 4.3 percent during the second quarter of 2016, followed by 2.8 percent in the third quarter of 2016. As of December 19, 2016, real household spending growth of 2.6 percent was estimated for the entire calendar year 2016. The light vehicle sales data, as of December 19, 2016, signaled that unit sales were likely to be flat at best relative to 2015. The DOB expected moderate growth averaging about 2.4 percent going forward, consistent with solid but slowing job growth and measured wage gains of just above 4 percent.

After a prolonged period of activist monetary policy around the globe, there were signs that global growth prospects had stabilized. Legal developments could stall the anticipated adverse impact of Brexit on both the U.K. and E.U. economies, while the deceleration in the growth of the Chinese economy appeared to have subsided. Real growth in U.S. exports for 2016 was estimated at 0.5 percent, following 0.1 percent growth in 2015. The post-election strengthening of the U.S. dollar is likely to put further downward pressure on global demand for U.S. exports going forward. Consistent with weak export growth and oil prices hovering close to $45 per barrel for much of 2016, the DOB estimated that real non-residential fixed investment will have contracted 0.1 percent in 2016. However, as of December 19, 2016, coordinated action among the world’s oil producers, both within and outside of OPEC, created upside risk to both oil prices and investment spending within the nation’s own domestic energy sector.

Consumer prices related to shelter, medical care, and education have been on the rise. The DOB estimated consumer price inflation of 1.2 percent for 2016, marginally below the Enacted Budget Financial Plan forecast. But with the outlook for both domestic and global growth still tepid, inflation expectations were still expected to remain, on average, below the Federal Reserve Board’s target rate over the medium-term. Indeed, the Federal Reserve’s well-anticipated December 2016 federal funds rate hike was the first in 12 months. As of December 19, 2016, with persistently weak business investment spending, a slow-growing global economy, and only modest improvement in wage growth, the DOB expects the Federal Reserve to implement only two rate hikes in 2017.

Although the DOB expects a subdued pace of growth going forward, there are still significant risks to this forecast. If the value of the U.S. dollar remained at levels as of December 19, 2016, slower export and corporate profits growth than reflected in this forecast could result and even weaker equity market growth could follow. If the labor market should slow more significantly and domestic demand decelerate further than anticipated, the current expansion’s growth engine—the U.S. consumer—could run out of steam, compounding the impact from slow growth abroad. Impacts of the future policies of the new presidential administration added further uncertainty. In contrast, if the actions of central banks around the globe to stimulate their economies are more effective than expected, export, profits, and equity market growth could be stronger than projected. Finally, the response of both domestic and global financial markets to the unwinding of the Federal Reserve’s unprecedentedly accommodative policies would continue to pose a risk, possibly resulting in a return of the extreme volatility observed in the first quarter of 2016.

The New York State Economy

As of December 19, 2016, New York private sector labor market growth continued to hold steady, despite a weak national and global backdrop. As of December 19, 2016, the data indicated continued robust growth in transportation and warehousing, construction and real estate services, health care, education, and professional and business services. As a result, the DOB had revised the estimate for private sector job growth for 2016 slightly upward to 1.7 percent. With the data indicating stronger than expected public sector job growth, total employment growth for 2016 was also revised upward to 1.6 percent.

Continued strong job growth left non-bonus wage growth virtually unchanged at 4.3 percent for fiscal year 2017, but financial market turbulence had altered the near-term bonus outlook. Financial market conditions deteriorated substantially before exhibiting a post-election rebound. Moreover, policy-related uncertainty is likely to result in even more volatility going forward, making the existing environment less auspicious for initial public offerings (“IPOs”) and other critical revenue generating activity. Consequently, as of December 19, 2016, the DOB had revised fiscal year 2017 bonus growth downward to 0.6 percent, following a decline of 8.4 percent for fiscal year 2016. Overall wage growth for fiscal year 2017 had been correspondingly revised down to 4.1 percent.

As of December 19, 2016, the performance of the State’s private-sector labor market remained robust, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. If equity market and finance industry revenue growth prove to be weaker than anticipated, bonus payouts for the 2016-2017 bonus season could be much lower than anticipated. Moreover, under the still evolving regulatory environment, the pattern of Wall Street bonus payouts continues to shift, with payments more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable.

Finally, events leading up to and immediately following the presidential election demonstrated how sensitive financial markets can be to shifting expectations surrounding future fiscal and monetary policy, the regulatory environment, and national and global economic growth. These events further heightened the uncertainty surrounding bonus projections for fiscal year 2017.

Update on Storm Recovery

In recent years, New York State had sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presented economic and financial risks to the State. Reimbursement claims for costs of the immediate response were being processed, and both recovery and future mitigation efforts had begun, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. It was anticipated that New York State, the Metropolitan Transportation Authority (“MTA”), and New York State localities may receive approximately one-half of this amount for response, recovery, and mitigation costs. As of December 19, 2016, a total of $17 billion had been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across New York State. There can be no assurance that all anticipated Federal disaster aid will be provided to the State and its affected entities over the coming years.

OVERVIEW OF THE UPDATED FINANCIAL PLAN

As of December 19, 2016, the DOB estimated that the General Fund would remain balanced on a cash basis in fiscal year 2017. The Updated Financial Plan reflects a reduction in expected tax collections that is fully offset in the current year by lower estimated spending and an increase in available resources. Consistent with the Enacted Budget Financial Plan, the General Fund is expected to maintain $1.8 billion in rainy day reserves, $500 million for debt management, and smaller balances in other reserves. In addition, the General Fund reserves $4.4 billion from monetary settlements, including $1.1 billion that had not yet been appropriated, an increase of $395 million compared to the First Quarterly Update to the Financial Plan, and an increase of $425 million compared to the Enacted Budget Financial Plan. As of December 19, 2016, the DOB expected that the fiscal year 2018 Executive Budget proposal would include a plan for the use of these settlement resources.

Receipts

In the First Quarterly Update to the Financial Plan dated August 29 2016 (the “First Quarterly Update”), the DOB reduced the estimate for General Fund personal income tax collections by $600 million in each year of the Financial Plan. The personal income tax collections have continued to be lower than forecasted, with actual General Fund personal income tax collections through September 2016 falling $404 million below the estimate in the First Quarterly Update to the Financial Plan, and more than $1.2 billion below the estimate in the Enacted Budget Financial Plan. Weakness in personal income tax collections had been observed in both the withholding component, which largely come from current wages, and the estimated payment component, which is typically from investment and business income. Accordingly, with the Updated Financial Plan as of December 19, 2016, the DOB again lowered its estimates for personal income tax collections in each year of the Financial Plan, based on both actual experience and updated economic information. In fiscal year 2017, the annual estimate for personal income tax collections had been reduced by an additional $775 million since the First Quarterly Update to the Financial Plan, and a total of $1.4 billion since the Enacted Budget Financial Plan. Collections growing from a lower fiscal year 2017 tax base resulted in additional corresponding outyear reductions since the First Quarterly Update to the Financial Plan in projected personal income tax receipts of $826 million in fiscal year 2018, $883 million in fiscal year 2019, and $938 million in fiscal year 2020. As of December 19, 2016, other taxes were generally on track with initial projections and no substantive revisions to the annual estimates were included in the Updated Financial Plan.

Disbursements

The downward revisions to estimated personal income tax receipts were offset by substantial downward revisions to General Fund disbursements, including General Fund transfers to Other Funds. Based on a review of operating results through the first half of fiscal year 2017 and updated data on State programs and activities, the DOB had lowered its spending estimates in several areas, including mental hygiene, preschool special education, and higher education. General Fund disbursements in 2017 were also being reduced across Financial Plan categories, reflecting the refinement of estimates included with the First Quarterly Update to the Financial Plan to create an informal reserve against risks such as those that appeared to be materializing with tax receipts. In addition, expected General Fund transfers to the Capital Projects Fund had been reduced, reflecting both lower capital spending for the year to date, and the reimbursement of bond-eligible costs from prior years with bond proceeds. As of December 19, 2016, Medicaid was expected to remain within the limits set by the Medicaid Global Spending Cap (the “Global Cap”) with State-share costs from growth in Essential Plan (“EP”) enrollment expected to be offset later in the current fiscal year with Federal reimbursement.

Other Notable Developments

Since enactment of the fiscal year 2017 Budget, the State finalized labor agreements with the New York State Public Employees Federation (“PEF”) for fiscal year 2016 and the New York State Police Investigators Association (“NYSPIA”) in the Division of State Police for the period of fiscal year 2012 through fiscal year 2018 that provide salary increases for PEF-represented employees in fiscal year 2016 and for NYSPIA-represented employees in fiscal years 2015-2018. As a result, spending is expected to increase by approximately $150 million in fiscal year 2017, covering both the costs of the retroactive increases and the current year costs of the salary increases, with $75 million in recurring spending annually thereafter. The retroactive costs are expected to be covered with the General Fund balance set aside for this purpose, and the prospective salary increases are expected to be funded within agency operating budgets, consistent with the treatment of other negotiated salary increases covering the fiscal year 2012—fiscal year 2016 period.

As of December 19, 2016, the State and PEF had reached an agreement on a three-year labor contract that had been ratified by PEF members, and which must be approved by the Legislature (in the form of a pay bill). The ratified agreement provides for a 2 percent annual increase in general salary for fiscal year 2017, fiscal year 2018 and fiscal year 2019. As of December 19, 2016, the DOB estimated that the contract, if approved by the

Legislature in separate legislation to increase pay that is referred to as a “pay bill”, would increase costs by $75 million in the first year of the contract, $151 million in the second year, and $229 million in the third year and each year thereafter. The Updated Financial Plan identifies $90 million in the General Fund balance available for potential labor contracts. If a pay bill is passed, a revised estimate of financial impacts will be reflected in the Updated Financial Plan.

As of December 19, 2016, the State was in active negotiations with all other employee unions whose contracts concluded in fiscal year 2016, including the Civil Service Employees Association (“CSEA”), the United University Professions (“UUP”), the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), Council 82, District Council 37 (“DC-37 Housing”) and the Graduate Student Employees Union (“GSEU”). Negotiations also continued with the Police Benevolent Association of New York State (“PBANYS”), whose last salary increase was at the end of fiscal year 2015. The State was prepared to negotiate fiscally responsible successor agreements with all of these unions. For illustrative purposes, the DOB estimated that if the terms of the ratified PEF contract were to be applied to all of the State’s employee unions and unrepresented management/confidential (“M/C”) employees, it would result in new costs of $270 million in the first year of the contract, $537 million in the second year, and $820 million in the third year and each year thereafter. These estimates include the cost of the PEF agreement discussed above.

In the regular legislative session that ended in June 2016, the Governor and Legislature approved an enhanced pension benefit for public sector veterans that enabled eligible members to receive up to three years of extra pension service credit for their active military service, the cost of which the DOB estimates would total roughly $400 million over the next five years.

The Legislature continued to deliver bills passed in the 2016 legislative session to the Governor for his review. On September 6, 2016, the Governor approved legislation that requires periodic testing of drinking water in public schools for lead contamination and authorizes additional State aid to reimburse school districts for a portion of the expenses associated with testing and remediation. As of December 19, 2016, the Updated Financial Plan assumed that the costs of such investment would be accommodated within the currently planned level of School Aid. A limited number of other bills with a potential fiscal impact are expected to be delivered to the Governor in the coming months, and any that are approved are expected to be reflected in future Financial Plan updates, as appropriate.

Pursuant to a partial settlement agreement entered into in June 2016 by the New York State Attorney General and other state attorneys general with Volkswagen AG, Audi and Porsche Affiliates (collectively, “Volkswagen”), Volkswagen made a monetary payment to New York State of over $30 million to resolve certain claims related to violations of emissions standards and State consumer protection laws as described with more particularity in the partial settlement agreement. In addition, subject to court approval, satisfaction of requirements contained within the United States Department of Justice Partial Consent Decree, and approval of a court-appointed trustee, the State is expected to be eligible to receive up to approximately $117 million for eligible mitigation action expenditures as set forth in the United States Department of Justice Partial Consent Decree, and the DOB expects that any such funds received by the State for eligible mitigation action expenditures will be administered outside of the State’s All Governmental Funds budget.

As of December 19, 2016, the Updated Financial Plan reflects State receipts from two recent monetary settlements. In August 2016, pursuant to a consent order entered into by the State Department of Financial Services (“DFS”) and Mega International Commercial Bank Co., Ltd. and Mega International Commercial Bank Co. Ltd.—New York Branch (collectively “Mega Bank”), Mega Bank paid the State $180 million in monetary penalties. This consent order pertained to Mega Bank’s failure to maintain effective complaint and compliance programs, its failure to report the discovery of certain misconduct, and for other violations of New York Banking Law. In November 2016, pursuant to a consent order entered into by DFS and the Agricultural Bank of China Limited and Agricultural Bank of China, New York Branch (collectively “Agricultural Bank of China”), the Agricultural Bank of China had paid the State $215 million in civil monetary penalties. This consent order pertained to the Agricultural Bank of China’s serious and persistent compliance failures. The Updated Financial Plan as of December 19, 2016 does not reflect the November 2016 consent order between DFS and PHH Mortgage Corporation, pursuant to which PHH Mortgage Corporation had paid the State a $28 million fine for violations of Federal and State laws designed to protect homeowners from fraudulent mortgage origination and servicing practices. The Updated Financial Plan also does not reflect the December 2016 settlements between the State DFS and Intesa Sanpaola and between the Office of the Attorney General of the State of New York and Deutsche Bank Securities Inc.

The presidential election in the United States took place on November 8, 2016 with a new presidential administration taking office on January 20, 2017. It is not possible at this time to assess the potential fiscal impact of policies that may be proposed and adopted by the new presidential administration and Congress. Certain financial projections concerning Federal aid, and the assumptions on which they are based, are subject to significant revision in future Financial Plan updates as more information becomes available about the new administration’s proposals for health care, infrastructure, and other activities.

State Spending

As of December 19, 2016, State Operating Funds spending for fiscal year 2017 was expected to remain at a level that is 2 percent greater than State Operating Funds spending results for fiscal year 2016, consistent with the spending benchmark. The DOB is expected to continue to manage expenses with the goal of maintaining spending at the 2 percent benchmark.

The Updated Financial Plan projections for fiscal year 2018 and thereafter were based on an assumption that the Governor would continue to propose, and the Legislature would continue to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. The General Fund operating projections for fiscal year 2018, fiscal year 2019, and fiscal year 2020 were calculated based on this assumption. The spending benchmark was calculated using the cash basis of accounting. It is therefore affected by the prepayment of expenses across fiscal years.

Projections as of December 19, 2016 reflect a General Fund budget gap of $689 million in fiscal year 2018, $2.1 billion in fiscal year 2019 and $1.7 billion in fiscal year 2020 if State spending growth were to continue at a rate of 2 percent in future years. The higher projected budget gaps in fiscal year 2019 and fiscal year 2020 are due to several factors, including the planned reversion of the top personal income tax rate to 6.85 percent from the current rate of 8.82 percent at the end of calendar year 2017, and the multi-year income tax reductions for middle-class taxpayers enacted in fiscal year 2017. Since the adoption of the Enacted Budget Financial Plan, the projected General Fund budget balances in the outyears have declined by $1.0 billion in fiscal year 2018, $1.2 billion in fiscal year 2019 and $1.3 billion in fiscal year 2020. The changes, since the Enacted Budget Financial Plan, to the level of projected General Fund budget balance in the outyears were largely driven by downward revisions in projected personal income tax receipts.

As of December 19, 2016, the Governor was expected to propose an Executive Budget for fiscal year 2018 in January 2017 that would be balanced on a cash basis in the General Fund, as required by law, and limit the projected growth in State Operating Funds spending to 2 percent, consistent with the spending growth benchmark.

Fiscal Year 2017 Financial Plan

As of December 19, 2016, the DOB estimates that the Updated Financial Plan provides for balanced operations in the General Fund in fiscal year 2017. General Fund disbursements were projected to exceed receipts by $172 million. The difference was funded with $87 million from the fiscal year 2016 undesignated General Fund balance, $75 million from the balance set aside for prior-year labor settlements, and $10 million from the Community Projects Fund.

As of December 19, 2016, the State expected to end fiscal year 2017 with a General Fund cash balance of $6.9 billion, a decrease of $2 billion from fiscal year 2016 results. The decline was due to the change in monetary settlements on hand. The DOB intended to make transfers of monetary settlements on an as-needed basis over the next five years as spending occurs. Legislation included with the fiscal year 2017 Enacted Budget provides transfer authority from the General Fund to the Dedicated Infrastructure Investment Fund (“DIIF”) for five years.

General Fund Cash-Basis Financial Plan

Receipts

As of December 19, 2016, General Fund receipts, including transfers from other funds, were projected to total $67.8 billion in fiscal year 2017, an increase of $1.5 billion (2.2 percent) from fiscal year 2016 results. Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, were estimated to total $63.9 billion in fiscal year 2017, an increase of $1.3 billion (2.1 percent) from fiscal year 2016 results.

As of December 19, 2016, General Fund personal income tax receipts, including transfers after payment of debt service on State Personal Income Tax Revenue Bonds, were expected to total $43.5 billion, an increase of $1.4 billion (3.2 percent) from fiscal year 2016 results. This primarily reflects an increase in withholding and the acceleration of tax refund payments from fiscal year 2017 into fiscal year 2016.

As of December 19, 2016, General Fund consumption/use tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $12.6 billion in fiscal year 2017, an increase of $306 million (2.5 percent) from fiscal year 2016 results, reflecting projected growth in taxable consumption.

As of December 19, 2016, General Fund business tax receipts were estimated at $5.8 billion in fiscal year 2017, an increase of $128 million (2.3 percent) from fiscal year 2016 results. The estimate reflects increased bank tax receipts stemming from a reduced number of prior period adjustments, slightly offset by declines across all other statutorily imposed business tax components.

As of December 19, 2016, other tax receipts in the General Fund were expected to total $2 billion in fiscal year 2017, a decrease of $507 million (20.2 percent) from fiscal year 2016 results. This primarily reflects an extraordinary level of estate tax collections in fiscal year 2016 that are not expected to recur.

As of December 19, 2016, General Fund non-tax receipts and transfers were estimated at $4.0 billion in fiscal year 2017, an increase of $207 million from fiscal year 2016 results. The increase was primarily due to transfers from a variety of accounts that have accumulated resources in prior years.

General Fund receipts were affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors.

Disbursements

As of December 19, 2016, General Fund disbursements, including transfers to other funds, were expected to total $68 billion in fiscal year 2017, an increase of $1.7 billion (2.5 percent) from fiscal year 2016. Local assistance grants were expected to total $45.4 billion in fiscal year 2017, an annual increase of $2.1 billion (4.8 percent) from fiscal year 2016, including $955 million for School Aid (on a State fiscal year basis), $395 million for Medicaid and the EP, and $148 million for education programs outside of School Aid. Other increases reflect anticipated payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between financial plan categories and across fund types.

As of December 19, 2016, disbursements for agency operations, including fringe benefits and fixed costs, in the General Fund were expected to total $13.8 billion in fiscal year 2017, an increase from fiscal year 2016 of $474 million (3.6 percent). Most executive agencies were expected to hold spending at fiscal year 2016 levels. This increase reflected expected increases for employee health insurance costs and the State’s annual pension payment, as well as costs for the Department of Health (“DOH”) to operate the New York State of Health (“NYSOH”) health benefit exchange, continue the transition of administrative functions from local service districts to the State, and operate the new EP. In addition, operating costs for many agencies are charged to several funds, as well as affected by offsets and accounting reclassifications.

As of December 19, 2016, General Fund transfers to other funds were estimated to total $8.8 billion in fiscal year 2017, a decrease of $875 million from fiscal year 2016. This change was comprised mainly of a lower level of transfers for debt service, which was primarily due to fiscal year 2016 payments of fiscal year 2017 expenses.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

Closing Balance for Fiscal Year 2017

As of December 19, 2016, the DOB projected that the State would end fiscal year 2017 with a General Fund cash balance of $6.9 billion, a decrease of $2 billion from fiscal year 2016. The balance from monetary settlements was expected to total $4.4 billion, a decrease of $1.9 billion from fiscal year 2016. The decrease reflects the expected pace of disbursements for initiatives funded with settlements. The General Fund cash balance excluding settlements was estimated to be $2.5 billion, or $172 million lower than fiscal year 2016 results. The change reflected use of Community Projects Fund resources to support estimated spending ($10 million), balance set aside for prior-year labor settlements ($75 million) and resources carried forward from fiscal year 2016 ($87 million).4

As of December 19, 2016, balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve and the Rainy Day Reserve, were expected to remain unchanged in fiscal year 2017.

As of December 19, 2016, the Updated Financial Plan maintained a reserve of $500 million for debt management purposes in fiscal year 2017, unchanged from the level held at the end of fiscal year 2016. The DOB is expected to decide on the use of these funds based on market conditions, Updated Financial Plan needs, and other factors. As of December 19, 2016, the Fund balance for labor agreements is likely to be used if a pay bill is passed by the Legislature, following the ratification of the PEF agreement.

Cash Flow

As of December 19, 2016, the State authorized the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (“STIP”). Money may be borrowed for up to four months, or to the end of the fiscal year, whichever period is shorter. As of December 19, 2016, the State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

[4]	As of December 19, 2016, the undesignated fund balance carried forward from fiscal year 2016 totaled $237 million of which $87 million was planned for use in fiscal year 2017 and $150 million was set aside for potential costs of labor agreements ($60 million has been used leaving $90 million remaining).

As of December 19, 2016, the DOB expected that the State would have sufficient liquidity in fiscal year 2017 to make all planned payments as they became due. The State continued to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax Revenue bonds and Sales Tax bonds, continued to be set aside as required by law and bond covenants.

APRIL – SEPTEMBER 2016 OPERATING RESULTS

General Fund receipts, including transfers from other funds, totaled $34 billion through September 2016. Receipts through September 2016 were $836 million below the Enacted Budget Financial Plan estimate. Tax collections were $963 million below the Enacted Budget Financial Plan estimate, with a $1.2 billion shortfall in personal income tax receipts offset in part by stronger results in other taxes. All other receipts had been slightly better than expected.

General Fund disbursements, including transfers to other funds, totaled $33.4 billion through September 2016. Spending for the six months of fiscal year 2017 had been higher than expected in the Enacted Budget Financial Plan, due almost exclusively to timing associated with the Medicaid and EP programs that are expected to neutralize in the remaining months of fiscal year 2017. In the First Quarterly Update to the Financial Plan, the DOB lowered the annual estimate for disbursements in fiscal year 2017 by $728 million compared to the Enacted Budget Financial Plan. Of this amount, $450 million was due to a change in the timing of a planned transfer of settlement money to the New York State Thruway Authority (“NYSTA”) (originally planned in the current year but now expected in fiscal year 2018) and the remaining amount reflected downward revisions to a range of spending estimates.

The State ended September 2016 with a General Fund closing balance of $9.6 billion, approximately $1.2 billion below the Enacted Budget Financial Plan estimate, largely due to lower personal income tax receipt collections than estimated in the Enacted Budget Financial Plan. Monetary settlements accounted for $6.2 billion of the $9.6 billion General Fund balance.

General Fund Results

General Fund receipts, including transfers from other funds, totaled $34 billion through September 2016. Receipts through September 2016 were $836 million below the Enacted Budget Financial Plan estimate. Tax collections were $963 million below the Enacted Budget Financial Plan estimate, with a $1.2 billion shortfall in personal income tax receipts that was primarily driven by weaker than expected estimated payments and withholding growth through September 2016, offset in part by stronger results in other taxes. All other tax receipts had been slightly better than expected, with stronger than expected sales tax collections related to the timing of refunds. The DOB lowered the annual estimate for tax receipts by $600 million for fiscal year 2017 in the First Quarterly Update to the Financial Plan, primarily reflected in personal income tax receipts due to underlying weakness in base tax growth.

General Fund disbursements, including transfers to other funds, totaled $33.4 billion through September 2016. Spending during the six month period had been higher than expected in the Enacted Budget Financial Plan, due almost exclusively to timing associated with the Medicaid and EP programs that are expected to neutralize in the remaining months of the fiscal year. In the First Quarterly Update to the Financial Plan, the DOB lowered the annual estimate for disbursements in fiscal year 2017 by $728 million compared to the Enacted Budget Financial Plan. Of this amount, $450 million was due to a change in the timing of a planned transfer of settlement money to the NYSTA (originally planned in the current year but now expected in fiscal year 2018), and the balance reflecting downward revisions to a range of spending estimates.

The State ended September 2016 with a General Fund closing balance of $9.6 billion, approximately $1.2 billion below the Enacted Budget Financial plan estimate, largely due to lower personal income tax receipt collections than estimated in the Enacted Budget Financial Plan. Monetary settlements accounted for $6.2 billion of the $9.6 billion General Fund balance. The amount includes the August 2016 payment of $180 million from Mega Bank.

Compared to the revised projections in the First Quarterly Update to the Financial Plan, personal income tax receipts continued to fall below projections ($404 million).

Through September 2016, General Fund disbursements, including transfers to other funds, were $413 million higher than initially projected, reflecting the net impact of higher spending for local assistance ($1.2 billion) and agency operations ($133 million), partly offset by lower transfers to other funds ($949 million).

Local assistance spending above plan was primarily driven by Medicaid and EP payments, partly offset by lower spending for education, social services and other local aid programs. Spending for Medicaid was above planned levels through September 2016 in part due to routine variances in the receipt of certain offsets and audit recoveries, which were expected to be received in later months. In addition, costs for the EP, which is funded in the first instance with Federal money, had been higher than expected due to both the increase in enrollment and the timing of Federal reimbursement. In total, State costs for both Medicaid and the EP were expected to be managed within the Medicaid Global Cap, consistent with the Enacted Budget Financial Plan.

As of December 19, 2016, higher agency operations spending included retroactive salary payments associated with the PEF and the Bureau of Criminal Investigation (NYSPIA) (“BCI”) prior year collective bargaining agreements approved earlier this year, as well as higher fixed costs related to court of claims expenses.

Transfers to other funds were lower than initially planned primarily due to Capital transfers related to the timing of the utilization of bond proceeds for Thruway projects including the New NY Bridge, as well as reduced need due to underspending across the economic development, transportation, and higher education functional areas.

In the First Quarterly Update to the Financial Plan, projected General Fund spending was reduced by $728 million, primarily for lower transfers to capital projects in relation to the updated timing assumptions for Thruway New NY Bridge financing.

Compared to the revised projections, spending was $360 million higher, largely due to higher Medicaid spending within the DOH Global Cap driven by the continued EP enrollment increases, and additional timing related factors.

State Operating Funds Results

The State ended September 2016 with a closing balance of $13.9 billion in State Operating Funds, or $698 million below the initial projection reflected in the Enacted Budget Financial Plan. The lower balance was comprised of lower receipts ($358 million), higher spending ($1.4 billion), and higher financing from other sources ($1.1 billion). Compared to projections in the First Quarterly Update to the Financial Plan, the closing balance in State Operating Funds was $235 million below plan.

Through September 2016, total receipts were $358 million lower than the Enacted Budget Financial Plan. Tax collections were $952 million below the Enacted Budget Financial Plan, consistent with the General Fund results. Miscellaneous receipts exceeded Enacted Budget Financial Plan projections due to the monetary settlement payment from Mega Bank ($180 million), higher hospital surcharge collections in the Health Care Reform Act (“HCRA”) ($133 million) being driven by increasing levels of health care service utilization, and higher than anticipated State University of New York (“SUNY”) revenue levels ($129 million).

In the First Quarterly Update to the Financial Plan, projected State Operating Funds receipts were revised downward by $200 million, largely due to reduced personal income tax collections, partly offset by the monetary settlements from Mega Bank. Compared to these revised estimates, total State Operating Funds receipts were $371 million higher than planned. State Operating Funds spending was $1.4 billion above the Enacted Budget Financial Plan primarily due to higher spending in both local assistance ($1.2 billion) and agency operations ($251 million) and are consistent with the General Fund results.

In addition to the General Fund variances, School Tax Relief (“STAR”) payments were lower than anticipated due to updated claiming from school districts ($91 million), as well as typical variances across all program areas.

In the First Quarterly Update to the Financial Plan, projected State Operating Funds spending projections were revised upward by $34 million.

Compared to the revised projections, State Operating Funds spending was $646 million above plan, resulting mainly from higher Medicaid spending consistent with the General Fund results.

Other Financing Sources, which represent the difference between transfers to and from State Operating Funds, were $1.1 billion above initial estimates due to lower transfers from the General Fund to Capital Projects Funds driven by updated spending assumptions and the timing of the utilization of bond financing for NYSTA projects.

All Governmental Funds Results

The State ended September 2016 with an All Governmental Funds closing balance of $13.4 billion, $727 million below the amount projected in the Enacted Budget Financial Plan, reflecting the net impact of lower receipts ($975 million) and lower net spending ($257 million). Compared to the revised projection, the All Governmental Funds closing balance was $177 million lower than planned.

Through September 2016, total All Governmental Funds receipts were $975 million below the initial projections, reflecting the lower personal income tax collections, as well as lower receipts from Federal Grants, which was directly attributable to lower Federal spending.

Through September 2016, All Funds spending was $257 million lower than planned. Lower spending for both Capital Projects and Federal operating assistance was partly offset by the higher State Operating Funds spending variance. The largest areas of Federal underspending were Medicaid ($563 million), which was in part driven by delayed rate approvals which have temporarily shifted spending for Medicaid spending Federal funds to State funds, and delayed Federal education payments related to the timing claim from submissions ($416 million).

Compared to the First Quarterly Update to the Financial Plan, All Governmental Funds spending was $181 million lower than projections, which in addition to the State Operating Funds and Capital Projects variances, included lower spending for Federal Medicaid ($936 million) and Education ($303 million), offset by higher than projected disbursements in Federal Public Assistance programs ($231 million).

All Governmental Funds Annual Change

All Governmental Funds results, as compared to the same period during the prior year, included a higher opening balance ($2.5 billion), a decline in receipts ($164 million), and higher spending ($1.2 billion). The combination of these annual changes resulted in $1.1 billion increase in overall balance.

All Funds tax receipts during the time period of April 2016 through September 2016 were $1.3 billion lower than results for the same time period of the prior year, primarily as the result of lower personal income tax receipts ($735 million) due to declines in tax year 2015 extension payments and quarterly estimated tax payments. Business taxes declined ($365 million) due primarily to tax cuts enacted as part of corporate tax reform. The year-over-year decline for Other Taxes ($367 million) was primarily the result of the continued phase-in of the estate tax cut enacted in 2014 and an unusual number of non-recurring super-large (over $25 million) estate tax payments in fiscal year 2016.

Miscellaneous receipts were $1 billion below the prior year, largely due to the receipt of one-time settlement proceeds in fiscal year 2016, including over $1.3 billion from BNP Paribas alone.

Federal grants were $2.2 billion higher than last year and were consistent with Federal spending.

Through September 2016, All Funds spending was $1.2 billion higher than the prior year, which was comprised of higher spending for both Federal Operating Funds ($1 billion) and Capital Projects Funds ($376 million), partly offset by a reduction in State Operating Funds ($183 million).

State Operating Funds spending for the first half of fiscal year 2017 was $183 million or 0.4 percent lower than the same period in the prior year. The largest contributor to this variance was the conversion to an updated financial management system in October 2015, which required the acceleration of certain payments into the month of September, including School Aid and Debt Service, to ensure obligations were met in accordance with statute. Absent this unique timing impact, spending in certain program areas had grown, with Medicaid driving the majority of the growth. Medicaid spending growth was largely driven by significant increases in EP enrollment levels, a program covered within the Medicaid Global Cap, and the other timing variances which have driven higher State Funds expenses through the first six months of the current fiscal year.

Federal spending growth was largely driven by Medicaid spending ($1.3 billion), consistent with budgeted growth and the escalating cost impact of associated various Federal health care transformation initiatives (including new spending for the EP). Significant spending declines relative to fiscal year 2016 are Education ($292 million) and Public Assistance ($284 million).

Growth in capital projects spending was primarily attributable to the continued implementation of several projects funded from DIIF, where initial spending did not occur until July 2016.

All Funds Receipts

Updated Financial Plan receipts included a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts, as well as collection of a payroll mobility tax on businesses in the MTA region. The multi-year tax and miscellaneous receipts estimates were prepared by the DOB with the assistance of the Department of Taxation and Finance (“DTF”) and other agencies which collect State receipts, and were predicated on economic analysis and forecasts.

Overall base growth in tax receipts was dependent on many factors. In general, base tax receipts growth rates were determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes could influence taxpayer behavior, which often alters base tax receipts. State taxes accounted for approximately half of total All Funds receipts.

As of December 19, 2016, the projections of Federal receipts generally corresponded to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities, including extraordinary aid.

Spending Changes

Agency Operations

Operating costs for State agencies include salaries, wages, fringe benefits, and non-personal service (“NPS”) costs (e.g., supplies, utilities). Redesign and cost-control efforts were expected to continue to reduce spending compared to current service projections. Reductions from the prior projections for agency operations, included with the fiscal year 2017 Executive Budget, contributed $340 million to the General Fund gap-closing plan. Specifically:

•

Executive Agencies: Compared to the current service projections, savings were due to holding most agency operating budgets at a constant level across the Financial Plan period; the continued transition of individuals from mental hygiene institutions to appropriate community settings; and the alignment of certain operating and equipment costs with capital and Federal financing sources. Agencies were expected to continue to use less costly forms of service deliveries, improve administrative practices, and pursue statewide solutions, including the utilization of a management system known as “Lean” which applies a series of principles to streamline operations and management.

•

On a State Operating Funds basis, and excluding the 27th institutional payroll in fiscal year 2016 and certain repayments to the New York Power Authority (“NYPA”), Executive agency operational costs were expected to total $10.0 billion in fiscal year 2017, slightly lower than fiscal year 2016. In fiscal year 2018 and beyond, spending is expected to increase by $60 million to $80 million annually. Agencies with growth include the DOH, reflecting the NYSOH benefit exchange and the new EP program; Corrections; State Police; Gaming; Office of Mental Health (“OMH”); Office for People with Developmental Disabilities (“OPWDD”); and Office for Children and Family Services (“OCFS”).

•

Fringe Benefits/Fixed Costs: Estimates for fringe benefits and fixed costs have been lowered to reflect the payment of the fiscal year 2017 Employees’ Retirement System (“ERS”) and Police and Fire Retirement System (“PFRS”) pension bill in April 2016 rather than on the March 1, 2017 due date. In addition, resources were expected to be provided directly to the State Insurance Fund (“SIF”) to offset the State’s cost for workers’ compensation claims over the next four years ($140 million in fiscal year 2017; $100 million in both fiscal year 2018 and 2019, and $35 million in fiscal year 2020). Increasing fringe benefit costs associated with updated baseline growth in health insurance rate renewals and workers’ compensation costs offset these savings in future years.

•	University Systems: Spending on SUNY operations are expected to be reduced through the discontinuation of previous legislative additions.

Local Assistance

Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Reductions from the prior projections for local assistance spending were expected to generate $1.8 billion in General Fund savings.5 Savings are expected from both targeted actions and continuation of prior-year cost containment. Specifically:

Higher Education: Savings include revisions to scholarship awards due to updates in both enrollment patterns and average award amounts.

Mental Hygiene: The spending had been reduced to reflect revised timelines for ongoing transformation efforts in the mental hygiene system and the Federal government’s extension of the timeframe to disburse funding from the Balancing Incentive Program (“BIP”).

Health Care: Spending estimates have been reduced for the Child Health Plus (“CHP”) program as a result of Federal funding under the Affordable Care Act (“ACA”). Savings also reflect additional

[5]	Local assistance includes payments for School Aid, School Tax Relief (“STAR”), Medicaid, public assistance, child welfare, local government assistance and a range of other purposes.

HCRA resources that lower General Fund spending. Furthermore, additional means to offset costs under the Medicaid Global Cap are available through the Medicaid integrity and efficiency initiative authorized in the fiscal year 2017 Enacted Budget. This voluntary initiative permits the DOH and local social service districts to formulate a joint plan to achieve new audit recoveries, efficiencies and other cost avoidance measures to provide Financial Plan savings.

STAR: The Enacted Budget Financial Plan reflects the gradual transformation of the STAR benefit to a refundable personal income tax credit. While the new credit becomes effective in the 2016 tax year, the change only applies to new housing transactions, i.e., new homebuyers and homeowners who move.[6] This transformation reduces State spending and more appropriately reflects the program costs as a tax expenditure, which is the current basis of the program, and provides more transparency regarding school tax levy growth. In addition, the State indicated that the New York City personal income tax STAR credit will be converted to a New York State personal income tax STAR credit, a simple reporting change that eliminates the need to reimburse costs paid by New York City.

Human Services: Savings reflect the use of Temporary Assistance to Needy Families (“TANF”) funding sources to reduce the OCFS Child Care General Fund spending. They also reflect a one-time revision to the Pay For Success program based on timing, and updated spending forecasts in several programs, including OCFS spending on detention reconciliation, the Committee on Special Education, and Medicaid-related foster care spending. These savings were partially offset by revised costs for public assistance, based on an update to the DOB’s caseload models as well as spending in the Bridges to Health program and the reinvestment of State savings gained from Federal rule changes in post-adoption and primary preventive services. This reinvestment was required in order to continue Federal provision of Title IV-E funds.

Updated Aid Claims: Savings were expected due to updated claims for expense-based aid programs submitted by school districts and the STAR program, including claims for transportation, building aid and special education.

All Other: Savings were expected from additional lottery/Video Lottery Terminal (“VLT”) receipts available to fund School Aid; use of available Mortgage Insurance Fund (“MIF”) resources to fund initiatives addressing housing and homelessness programs; special education programs and grant spending based on updated information; funding certain local government programs with available resources earmarked for municipal restructuring; and spending revisions based on utilization trends in other local assistance programs.

Debt Management

Savings reflect the prepayment of $710 million of fiscal year 2017 expenses in fiscal year 2016 and $60 million of fiscal year 2018 expenses in fiscal year 2017, as well as expected refundings, continued use of competitive bond sales, and other debt management resources.

Capital Projects

General Fund support for capital projects was lower due to the use of accumulated resources, such as the use of available bond proceeds, and as a result of lower than anticipated capital spending.

Initiatives/Investments

During budget negotiations, the Executive and Legislature agreed to $663 million in new spending additions beyond the Executive Budget proposal.

[6]	Transforming the STAR benefit to a refundable credit is expected to result in lower STAR spending with a comparable decrease in personal income tax receipts. This change has no impact on the STAR benefits received by homeowners.

The Enacted Budget included the Executive-recommended spending increases for SUNY State-operated campuses and City University of New York (“CUNY”) senior colleges; charter school tuition; homelessness, poverty reduction; the State subsidy to maintain Verrazano Bridge toll levels; victim services; upstate transit infrastructure; violence prevention; and aging. It also reflected debt service costs for new capital initiatives to be funded with bonds.

Resource Changes

Tax Revisions: The estimate for annual tax receipts had been revised to reflect the updated forecast for the U.S. and State economies and results as of June 29, 2016. In addition, the reconciliation of prior year tax collections from mobile telecommunication services companies was expected to reduce sales tax collections.

Federal Designated State Health Program (“DSHP”) Resources: Fiscal year 2017 resources have been reduced by $250 million to remove previously expected Federal DSHP revenue to support transformational changes in the Mental Hygiene service delivery system while the State pursues the matter with the Centers for Medicare & Medicaid Services (“CMS”).

Sales Tax Asset Receivable Corporation (“STARC”) Debt Refunding Savings: The Enacted Budget included a provision that permits the State to realize refunding savings on debt funded exclusively with State resources. In 2004, STARC issued $2.6 billion in debt (STARC bonds) to refinance certain obligations related to the New York City fiscal crisis. The STARC bonds are secured by $170 million in annual State sales tax payments to STARC through 2034. In October 2014, STARC refunded the STARC bonds, generating about $650 million in debt service savings that, due to structuring provisions, accrued to New York City. Given the unique structure of the STARC bonds, the State is expected to recoup from New York City the savings on the refunding of the STARC bonds over the next three State fiscal years through the adjustment of sales tax receipts otherwise payable to New York City.

STAR Program Conversion: The conversion of the NYC personal income tax STAR credit to a State credit, and the conversion of the STAR benefit to a tax credit for new and relocated homeowners, is expected to result in lower General Fund tax collections in upcoming fiscal years. There is expected to be no impact on the level of benefits for taxpayers covered by the change.

Other Resource Changes: Other changes include updated estimates of various miscellaneous receipts and accumulated transfers from other funds, including revenue transfers from the collection of franchise operator fees for gaming facilities, Federal health care reimbursements, and NYPA to support annual energy-related program activity, with no additional contributions expected.

Tax Actions

Middle Class Tax Cuts: Effective in fiscal year 2018, the Enacted Budget provides reduced personal income tax rates over the course of eight years for New York’s middle-income families and small businesses. When fully phased-in, the range of marginal tax rates on middle incomes are expected to be reduced from between 5.9 percent and 6.65 percent to between 5.5 percent and 6 percent, providing annual savings of $4.2 billion for 6 million middle-class taxpayers when fully phased in 2025. Without this legislation, these taxpayers would have faced an increased marginal tax rate of 6.85 percent after the end of tax year 2017. The cost of this tax law change grows from $236 million in fiscal year 2018 to $1.5 billion in fiscal year 2020, on a cash basis.

Other Tax Extenders/Credits: Other significant tax actions include enhancing the Urban Youth Jobs Program Tax Credit and the extension of other tax credits.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

General

The State’s Updated Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. The DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. In addition, projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund.

The DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State’s 2 percent spending growth benchmark.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impacts of: national and international events; ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; cybersecurity attacks, major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

Among other factors, the Updated Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets, and current assumptions, as of December 19, 2016, with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Updated Financial Plan were subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which were not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from projections as of December 19, 2016. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.

The Updated Financial Plan projections for the outyears assume that School Aid and Medicaid disbursements will be limited to the annual growth in New York State personal income and the ten-year average growth of the medical component of the consumer price index (“CPI”), respectively. However, the budgets enacted for fiscal years 2014 through 2017 authorized spending for School Aid to increase above personal income growth that would otherwise be used to calculate the school year increases. The fiscal year 2017 Enacted Budget Financial Plan includes a 6.5 percent School Aid increase, compared to the personal income indexed rate of 3.9 percent.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the Updated Financial Plan. Over the past five years, the DOH State Funds Medicaid spending levels have been maintained at or below indexed levels. However, Medicaid program spending is sensitive to a number of factors including fluctuations in economic conditions, which may increase caseload. The Commissioner’s powers are intended to limit the rate of annual growth in the DOH State Funds Medicaid spending to the levels estimated for the current fiscal year, through actions which may include reducing rates to providers. However, these actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. It should further be noted that the Medicaid Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and therefore General Fund spending remains sensitive to revenue performance in the State’s HCRA fund (which finances approximately one-quarter of the DOH State-share costs of Medicaid).

The forecast contains specific transaction risks and other uncertainties including, but not limited to: the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at levels currently projected. Such risks and uncertainties, if they were to materialize, could adversely impact the Updated Financial Plan in current or future years.

In developing the Updated Financial Plan, the DOB attempted to mitigate the financial risks from volatility, litigation, and unexpected costs, with a particular emphasis on the General Fund. It did this by, among other things, calculating total General Fund disbursements cautiously (i.e., to a level they are unlikely to reach) and managing the accumulation of financial resources that could be used to offset new costs (including, but not limited to, fund balances not needed in a given year, acceleration of tax refunds above the level budgeted in a given year, and prepayment of expenses). There can be no assurance that the tools available to mitigate risks are sufficient to address risks that may materialize in a given fiscal year.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to, and recovery from, severe weather events and other disasters. Many of the policies that drive this Federal aid are subject to change following the new presidential administration and Congress taking office in January of 2017. It is not possible, as of December 19, 2016, to assess the potential fiscal impact of policies that may be proposed and adopted by the new administration and Congress. However, certain financial projections concerning Federal aid, and the assumptions on which they are based, are subject to revision in future Financial Plan updates as more information becomes available about the proposals for health care, infrastructure, taxation, the Budget Control Act of 2011 (as amended) and other issues that may be addressed by the next administration and Congress.

Reductions in Federal funding levels could have a materially adverse impact on the Updated Financial Plan. In addition, the Updated Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Medicaid Redesign Team (“MRT”) Medicaid Waiver

As of December 19, 2016, the Federal CMS and the State had reached an agreement authorizing up to $8 billion in new Federal funding, over several years, to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (“IAAF”), the Delivery System Reform Incentive Payment (“DSRIP”) Program, Health Homes, and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the ACA, New York State has been eligible for enhanced Federal Medical Assistance Percentage (“FMAP”) funding associated with childless adults. The DOH continues to work with the CMS, and to refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.

Federal Debt Ceiling

In October 2013, an impasse in Congress caused a temporary Federal government shutdown and raised concern for a time that the Federal debt ceiling would not be raised in a timely manner. Including the temporary suspension of the debt limit that ended that standoff in 2013, Congress had passed three suspensions of the debt limit since then, the most recent extending through March of 2017.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Updated Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Affordable Care Act—Excise Tax on High-Cost Employer Sponsored Health Coverage (“Cadillac Tax”)

The “Cadillac Tax” is a 40 percent excise tax to be assessed on the portion of the premium for an employer-sponsored health insurance plan that exceeds a certain annual limit. The tax was passed into law in 2010 as a component of the Federal ACA. That law was amended in December 2015 to delay the effective date of the tax from calendar year 2018 to calendar year 2020. As of December 19, 2016, final guidance from the Internal Revenue Service was pending. As of December 19, 2016, the DOB had no current estimate as to the potential financial impact on the State from this Federal excise tax.

Current Labor Negotiations (Current Contract Period)

As of December 19, 2016, PEF ratified a three-year labor agreement that includes general salary increases of 2 percent in each year (fiscal year 2017, fiscal year 2018 and fiscal year 2019). This agreement follows the one-year retroactive labor agreement authorizing payment of a 2 percent general salary increase to members for the period April 1, 2015 through March 31, 2016.

As of December 19, 2016, NYSPIA achieved a multi-year collective bargaining agreement patterned after the State’s 2015 legislative session deals with the State Police Troopers and Commissioned- and Non-Commissioned Officers. The recently enacted NYSPIA pay bill is expected to provide the same schedule of general salary increases provided to the New York State Police Benevolent Association (“NYSPBA”) members; specifically, a 2 percent general salary increase for each of fiscal year 2015 and fiscal year 2016, in their entirety, and a 1.5 percent general salary increase for each of fiscal year 2017 and fiscal year 2018, respectively.

As of December 19, 2016, the State was in active negotiations with all other employee unions, whose contracts concluded in fiscal year 2016, including the CSEA, UUP, the NYSCOPBA, Council 82, DC-37 Housing and GSEU. Negotiations also continued with the PBANYS, whose last salary increase was at the end of fiscal year 2015.

As of December 19, 2016, the State was prepared to negotiate fiscally responsible successor agreements with all of these unions. The State Operating Funds cost of providing a 1 percent general salary increase effective in fiscal year 2017 for PEF, PBANYS, CSEA, UUP, NYSCOPBA, Council 82, DC-37 Housing and GSEU and unrepresented M/C employees was approximately $130 million annually.

On June 27, 2016, the CUNY Board of Trustees approved collective bargaining agreements between CUNY and unions representing almost all of the CUNY’s faculty and staff. For CUNY senior colleges, these agreements were estimated to cost approximately $250 million for retroactive payments and $150 million in ongoing annual costs. At the request of CUNY, to make resources available for retroactive payments in the academic year ending June 2017, the State expects to advance its planned payment, from October 2017 to June 2017, of approximately $250 million in planned State support for CUNY senior colleges.

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

The State is required to begin repayment on each new amortization in the fiscal year immediately following the year in which the deferral was made. The full amount of each amortization, with interest, must be repaid within ten years, but the amount can be paid off sooner. The annual interest rate on each new amortization is determined by the Office of the State Comptroller (“OSC”), and is fixed for the entire term of the deferral. Legislation included in the fiscal year 2017 Enacted Budget authorizes the State to prepay annual installments of principal associated with an amortization, prior to the expiration of the amortization repayment schedule, and thus only be required to make the related interest payments during the subsequent fiscal years associated with such prepayments. This option does not allow the State to extend the ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.

For amounts amortized in fiscal year 2011 through fiscal year 2016, the State Comptroller set interest rates of 5 percent, 3.75 percent, 3 percent, 3.67 percent, 3.15 percent and 3.21 percent, respectively. The normal annual employer contribution to the New York State and Local Retirement System (“NYSLRS”) is based on rates established by the NYSLRS Actuary using the annual fund valuation and actuarially prescribed policies and procedures. Employer contribution rates are established for both the ERS and the PFRS. These rates are then applied to the State-employee salary base for each respective employee group. The State’s normal annual contribution is the total bill, excluding payments for deficiency, group life, previous amortizations, incentive costs, administrative costs, and prior-year adjustments.

The amortization rates (i.e., the graded rates) for ERS and PFRS are determined by a formula enacted in the 2010 legislation. The respective graded rates always move toward their system’s average normal rate by up to 1 percentage point per year. When the average normal rate is more than 1 percentage point greater than the graded rate, the use of the amortization program reduces the portion of the normal contribution that is payable immediately. The balance of the normal contribution may be amortized. However, when the graded rate equals or exceeds the normal average rate, amortization is not allowed. Additionally, when the graded rate is more than 1 percentage point greater than the average normal rate, the employer is required to pay the graded rate. Any additional contributions are first used to pay off existing amortizations. If all amortizations have been paid, any excess is deposited into a reserve account and used to offset future increases in contribution rates. As of December 19, 2016, the amortization threshold was projected to approximate the normal rate in upcoming fiscal years. Therefore, as of December 19, 2016, the Updated Financial Plan no longer assumes amortization of State and the Office of Court Administration (“OCA”) pension costs beyond fiscal year 2016.

Outyear Projections

All projections are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.

The fiscal year 2017 ERS/PFRS pension estimate of $2.2 billion incorporates the most recent estimate prepared by OSC as of October 2016. This includes payment of prior amortizations totaling $432 million and additional interest savings from paying the majority of the non-Judiciary and Judiciary pension bills in April 2016. Total payment estimates include both the non-Judiciary and Judiciary components, and reflect payment of the entire pension bill, with no additional amortization.

As of December 19, 2016, the DOB estimated the cost to the State for ERS (including the costs covered for local ERS) to be $82 million in fiscal year 2017; $100 million in fiscal year 2018; $79 million in fiscal year 2019; and $49 million in fiscal year 2020. Additionally, the State expects ongoing costs of $7 million beginning in fiscal year 2021 as new cohorts of veterans become eligible to purchase the credit.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State and are enrolled in the New York State Health Insurance Program (“NYSHIP”), or are enrolled in the NYSHIP opt-out program at the time they reached retirement and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for fiscal year 2016, the State’s Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for fiscal year 2016, the unfunded actuarial accrued liability for fiscal year 2016 is $77.9 billion ($63.426 billion for the State and $14.427 billion for SUNY), an increase of $494 million from fiscal year 2015 (attributable entirely to SUNY). The unfunded actuarial accrued liability for fiscal year 2016 used an actuarial valuation of OPEB liabilities as of April 1, 2014 for the State, and for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and were amortized over an open period of 30 years using the level percentage of projected payroll amortization method. Driving a significant portion of the annual growth in the State’s unfunded actuarial accrued liability was the adoption of new generational mortality projection tables developed by the Society of Actuaries, reflecting an improvement in life expectancy in future years, and resulting in increases to accrued liabilities and the present value of projected benefits.

Also driving a portion of the annual growth were the expected increases in NYSHIP costs due to health care cost trends and utilization increases.

The actuarially determined annual OPEB cost for fiscal year 2016 totaled $4.2 billion ($3.246 billion for the State and $926 million for SUNY), an increase of $1.166 billion from fiscal year 2015 ($959 million for the State and $207 million for SUNY). The actuarially-determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $2.567 billion ($1.905 billion for the State and $662 million for SUNY) greater than the cash payments for retiree costs made by the State in fiscal year 2016. This difference between the State’s PAYGO costs, and the actuarially-determined ARC under GASB Statement 45, reduced the State’s net asset condition at the end of fiscal year 2016 by $2.6 billion.

GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding was assumed for this purpose in the Updated Financial Plan. As of December 19, 2016, the State continued to fund these costs, along with all other employee health care expenses, on a PAYGO basis.

There was no provision in the Updated Financial Plan to fund the ARC for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. However, as of December 19, 2016, it is not expected that the State will alter its current PAYGO funding practice.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Updated Financial Plan.

Climate Change Adaptation

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities were expected to be needed for adapting existing infrastructure to climate change risks.

Financial Condition of New York State Localities

The financial demands on State aid may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews, and providing grants and loans as a condition of implementing recommended efficiency initiatives.

Bond Market

Implementation of the Updated Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or the

STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales is expected to, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt.

Debt Reform Act Limit

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only, and for maximum terms of 30 years. The Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in fiscal year 2001, and was fully phased in at 4 percent of personal income during fiscal year 2011. The cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in fiscal year 2001, and was fully phased in at 5 percent during fiscal year 2014.

The statute requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior fiscal year are below the caps at this time, State-supported debt may continue to be issued. However, if either the debt outstanding or debt service caps are met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and debt is found to be within the applicable limitations.

For fiscal year 2016, the cumulative debt outstanding and debt service caps were 4.00 and 5.00 percent, respectively. The actual levels of debt outstanding and debt service costs continued to remain below the statutory caps. From April 1, 2000 through March 31, 2016, the State had issued new debt resulting in $40.8 billion of debt outstanding applicable to the debt reform cap. This was about $5.6 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $4.1 billion in fiscal year 2016, or roughly $3.5 billion below the statutory debt service limitation.

The DOB projected that debt outstanding and debt service would continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $5.9 billion in fiscal year 2017 to $1.5 billion in fiscal year 2020. This includes the estimated impact of the bond-financed portion of increased capital commitment levels. In addition, the projected room under the debt cap is dependent on the expected growth rate for personal income. The available capacity under the debt outstanding cap increased since the first quarterly update to the AIS as a result of an increase in personal income forecasted, and the realization of a lower amount of State-supported bond issuance through the first six months of fiscal year 2017. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) were not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2016, there were approximately $257 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continued to deteriorate. Of the remaining financially distressed hospitals, one is experiencing significant operating losses that have impaired its ability to remain current on its loan agreement with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in fiscal year 2014 when $12 million was paid, and again in fiscal year 2015 and fiscal year 2016 when $24 million and $19 million were paid, respectively. DASNY also estimates the State will pay debt service costs of approximately $25 million in fiscal year 2017, and approximately $14 million annually in fiscal year 2018 through fiscal year 2021. These amounts were based on the actual experience, as of December 19, 2016, of the participants in the program, and would cover the debt service costs for the hospital that was not meeting the terms of its loan agreement with DASNY, a second financially distressed hospital whose debt service obligation was discharged in bankruptcy but is paying rent which offsets a portion of the debt service, and a third hospital that is now closed. As of December 19, 2016, the State had estimated additional exposure of up to $24 million annually, if all financially distressed hospitals failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and the Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn. In 2012, DASNY issued tax exempt State Personal Income Tax Revenue Bonds to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposal (“RFP”) seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property. The structure of the settlement also increased the likelihood that sufficient proceeds from the transaction would be available to support defeasance of the Personal Income Tax Revenue Bonds by setting a minimum purchase price.

In accordance with the settlement, Holdings had entered into a purchase and sale agreement with FPG Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis Property Group, LLC (“Fortis”) (also party to the agreement), which proposed to purchase the LICH property, and with New York University (“NYU”) Hospitals Center which would provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015 and on September 3, 2015, sale proceeds of approximately $120 million were transferred to the trustee for the Personal Income Tax Revenue Bonds which were paid and legally defeased from such proceeds. Title to 17 of the 20 properties was conveyed to the special purpose entities formed by the Purchaser to hold title.

The next closing, when title to the New Medical Site (“NMS”) portion of the LICH property is to be conveyed to NYU Hospitals Center (the “NMS Closing”) was anticipated to occur within 30 days after all buildings on the NMS were fully demolished and all environmental issues remediated by the Purchaser. The external demolition of the buildings had been the subject of a court ordered restraint that was removed as of October 29, 2015. In its efforts to complete the demolitions and environmental remediation, the Purchaser has continued to deal with challenges raised by adjoining property owners and community groups. As of

December 19, 2016, these challenges have delayed, and may continue to delay, demolition and environmental remediation.

As the NMS Closing did not occur on or before June 30, 2016, NYU Hospitals Center has the right to terminate its obligations under the purchase and sale agreement upon 30 days prior notice to Purchaser and Holdings. There can be no assurance that NYU Hospitals Center will not exercise its right to terminate. If NYU Hospitals Center terminates its obligations under the purchase and sale agreement, it has the contractual right to close its interim emergency department services immediately, but that right would be subject to obtaining regulatory approval for the closure. Also, if NYU Hospitals Center terminates its obligations under the purchase and sale agreement, the Purchaser has the ability under the purchase and sale agreement to continue with the final closing if, among other things, the Purchaser can identify a replacement provider with a confirming letter of interest to provide certain of the healthcare services expected to be provided by NYU Hospitals Center.

As of December 19, 2016, Holdings has received no indication that NYU Hospitals Center intends to terminate its obligations under the purchase and sale agreement. As an alternative to termination, in light of the delays, each of Holdings and NYU Hospitals Center has the contractual right at any time to take over and complete the demolition and environmental remediation at the Purchaser’s sole cost and expense. If Holdings elects to take over the demolition and environmental remediation, it may do so directly or through a designee (i.e., a contractor).

As of December 19, 2016, the final closing was anticipated to occur within 36 months after the NMS Closing. At the final closing, title to the two remaining portions of the LICH properties were expected to be conveyed to special purpose entities of Fortis, and Holdings was expected to receive the balance of the purchase price, $120 million less the remaining down payment. The final closing was conditioned upon completion of the construction of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

Receipts Revisions

As of December 19, 2016, the following describe the notable receipts revisions since the Enacted Budget Financial Plan.

•

Tax Receipts: Personal income tax receipts through the first half of the fiscal year were considerably lower than expected, mainly for withholding and estimated payments, which had led to a downward adjustment to projected personal income tax receipts of $1.4 billion in the current year and similar, but larger, reductions in the following years of the plan. After accounting for potential timing issues, performance across most of the State’s other taxes had been consistent with Enacted Budget Financial Plan estimates, thus requiring only modest changes. The largest change was an upward revision of $25 million in business taxes for fiscal year 2017 only.

•

Non-Tax Receipts: Certain reimbursements and transfers from other State funds had been revised based on results as of December 19, 2016, and updated programmatic forecasts and information. The most significant changes included a reduction in debt service costs due to actual bond sale results as of December 19, 2016 and the refunding of certain outstanding debt that is expected to increase the transfer of personal income tax receipts back to the General Fund in fiscal year 2018 and fund sweeps from other funds with available balances based on updated information.

•

Bank Settlements: The following settlements, occurring during fiscal year 2017, have been set aside, along with other settlements that have not yet been appropriated, as an undesignated reserve in the General Fund.

•

Volkswagen paid the State over $30 million in monetary recoveries in accordance with a partial settlement agreement entered into in June 2016 between the Office of the Attorney General (among others) and Volkswagen. This settlement agreement pertained to Volkswagen’s violations of emissions standards and state consumer protection laws.

•

Mega Bank paid the State a $180 million monetary penalty in accordance with an August 19, 2016 consent order between DFS and Mega Bank. This consent order pertained to Mega Bank’s failure to maintain effective complaint and compliance programs, its failure to report the discovery of certain misconduct, and for other violations of New York Banking Law.

•

The Agricultural Bank of China paid the State a $215 million civil monetary penalty in accordance with a November 4, 2016 consent order between DFS and the Bank. This consent order pertained to the Agricultural Bank of China’s serious and persistent compliance failures which indicate a fundamental lack of recognition of the need for vigorous compliance infrastructure, and inadequate attention to the state of compliance.

Disbursements Revisions

The revisions to General Fund disbursements were based on a review of operating results as of December 19, 2016 and updated information on programs and activities. Significant revisions are summarized below by Financial Plan category.

•

Local Assistance: As of December 19, 2016, projected General Fund disbursements for local assistance had been lowered in each year of the Financial Plan, with significant downward revisions in fiscal year 2017 and fiscal year 2018 in a number of areas gradually offset by costs in health care related to the scheduled increases in the minimum wage. The notable revisions reflect the DOB’s cautious estimation of General Fund disbursements and include:

•

Health Care Revenue: Based on experience as of December 19, 2016 and trends in health care use, the estimates for hospital surcharge and provider assessment revenue had been revised upward in each year of the Financial Plan, which permitted an increase in Medicaid costs that could be funded from HCRA instead of the General Fund.

•	Preschool Special Education: Costs were growing more slowly than expected. This was primarily the result of lower than expected utilization of the program.

•

Office for People with Developmental Disabilities (“OPWDD”): Downward revisions reflected increased recoupments from providers due to retroactive implementation of Intermediate Care Facility rates, which were pending with the Federal government beyond the effective date.

•

Higher Education: Projected spending had been revised downward due to updated enrollment and participation data for SUNY community colleges and the Higher Education Services Corporation (“HESC”) administered programs including the Tuition Assistance Program (“TAP”), certain scholarships, and loan forgiveness programs.

•

Lottery/Video Lottery Terminal (“VLT”)/Gaming Revenue: Based on experience as of December 19, 2016 and upward revisions to projected revenues, a higher share of the education costs could be funded outside of the General Fund.

•

Minimum Wage: The Updated Financial Plan estimates for the direct State costs of the minimum wage reflected the impact of legislation (Chapter 56 of the Laws of 2016) which ensures that rates for the total compensation for home health care workers in Westchester, New York, Nassau, and Suffolk counties would be increased commensurate to the schedule of statutory minimum wage increases. In addition, an updated analysis of wage data within the health care sector, including a review of actual experience, demonstrated a need for additional funding to support higher levels of incremental wage growth.

In addition, the estimated cost of the human services Cost-of-Living Adjustment (“COLA”) had been revised downward, based on updated inflation data, affecting the local aid estimates for mental hygiene, health care, and social service agencies.

•

Agency Operations (including Fringe Benefits): Projected General Fund disbursements for agency operations, including fringe benefits, had been increased in each year of the Financial Plan. The increase in operations in fiscal year 2017 and fiscal year 2018 was mainly due to the recurring cost of new public safety initiatives. Growth in fiscal year 2019 and fiscal year 2020 reflected updated costs for pensions and judgments and claims.

•	Public Safety: The increased costs reflect the addition of new recruits to the March 2016 and October 2016 State Police Academy classes, and heightened security at bridges, tunnels, and airports.

•

Fringe Benefits/Fixed Costs: The October 2016 pension bill was higher than projected for fiscal year 2017 and the fiscal year 2018 estimate. Pension costs were projected to grow in the later years of the Plan, reflecting the DOB’s expectations concerning the salary base and investment returns. These additional costs were partly offset by lower health care spending in fiscal year 2017 and fiscal year 2018. The cost estimate for the Veterans’ Pension Credit had also been revised downward to reflect a two-year lag in the billing of the PFRS normal costs, rather than an upfront payment of the past service liability, as well as an updated schedule of veterans opting into the credit based on experience to date. Court settlements were also expected to be higher than planned based on updated information from the Attorney General’s Office.

•

Transfers to Capital Projects Funds: General Fund transfers to Capital Projects Funds were expected to be $191 million lower than anticipated in the First Quarterly Update to the Financial Plan, mainly due to higher than expected capital reimbursements from bond proceeds in fiscal year 2017 and reduced levels of spending. This decrease was partly offset by an increase to support Department of Transportation (“DOT”) operations in fiscal year 2018 and beyond, including costs related to rest area maintenance, and snow and ice management. Additionally, capital spending had been added for the City of Newburgh water contamination and remediation, the purchase of homes in the Mohawk Valley that were damaged by flooding, and a grant program intended to assist businesses impacted by the attempted terrorist bombing in New York City to be administered by the Department of Homeland Security & Emergency Services (“DHSES”).

•

Transfers to Other Funds: Federal revenue was increased to reflect Medicaid rate adjustments for services to individuals with intellectual and/or developmental disabilities. As a result of the new Federal revenue, General Fund operating transfers to support OPWDD services was expected to decline by a commensurate amount. Additionally, based on a OPWDD provider survey, there was a modest reduction in the direct cost of minimum wage for OPWDD-funded voluntary service providers. In addition, a reduction in debt service costs due to actual bond sale results as of December 19, 2016 and the refunding of certain outstanding debt was expected to decrease transfers in fiscal year 2018 and certain reimbursements and transfers to other State funds had been reduced based on results as of December 19, 2016 and updated financing requirements.

Change in Reserves

•

Use of Collective Bargaining Reserve: The Updated Financial Plan assumed that $60 million of the General Fund balance set aside for prior labor settlements was expected to be used to fund the retroactive (i.e., fiscal year 2016 and earlier) costs of the PEF and the BCI labor agreements. The recurring costs were expected to be covered by efficiencies within agency operating budgets, consistent with the practice for other labor agreements covering the fiscal year 2011-2016 period.

•

Set Aside Volkswagen Settlement: Proceeds received by the State from the Volkswagen settlement were expected to be added to the existing balance of monetary settlements that had not been appropriated. After this addition, the total balance set aside is expected to total $695 million.

•	Timing of Dedicated Infrastructure and Investment Fund (“DIIF”) Transfers: The timing of expected transfers from DIIF had been updated based on the anticipated funding needs of the Thruway Authority.

•

Set Aside Mega Bank and Agricultural Bank of China Settlements: Proceeds received by the State from the Mega Bank and Agricultural Bank of China settlements were expected to be added to the existing balance of monetary settlements that had not been appropriated. After this addition, the total balance set aside was expected to total $1.1 billion.

Spending Changes

Many of the disbursement changes in the General Fund described above have a corresponding impact on State Operating Funds, with the exception of the transfers to the Mental Hygiene program due to increased Federal revenue.

STATE FINANCIAL PLAN PROJECTIONS

Fiscal Years 2017 through 2020

This section presents the State’s multi-year Updated Financial Plan projections for receipts and disbursements, reflecting the impact of forecast revisions in fiscal years 2017 through fiscal year 2020, with an emphasis on the fiscal year 2017 projections.

The State’s cash-basis budgeting system, complex fund structure, and practice of earmarking certain tax receipts for specific purposes complicate the discussion of the State’s receipts and disbursements projections. Therefore, to minimize the distortions caused by these factors and, equally important, to highlight relevant aspects of the projections, the DOB had adopted the following approaches in summarizing the projections:

•

Receipts: The detailed discussion of tax receipts covers projections for both the General Fund and State Funds (including capital projects). The State Funds perspective reflects estimated tax receipts before their diversion among various funds and accounts, including tax receipts dedicated to capital projects funds (which fall outside of the General Fund and State Operating Funds accounting perspectives). The DOB believes this presentation provides a clearer picture of projected receipts, trends, and forecast assumptions, by factoring out the distorting effects of earmarking certain tax receipts.

•

Disbursements: Roughly 40 percent of projected State-financed spending for operating purposes (excluding transfers) is accounted for outside of the General Fund, concentrated primarily in the areas of health care, School Aid, higher education, transportation, and mental hygiene. To provide a clearer picture of spending commitments, the multi-year projections and growth rates are presented, where appropriate, on both a General Fund and State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish, the further removed such estimates and projections are from the date of this Updated Financial Plan. Accordingly, in terms of outyear projections, the first “outyear” of the fiscal year 2017 budget, fiscal year 2018, is the most relevant from a planning perspective.

Summary

The Updated Financial Plan reflects a 2 percent annual growth in State Operating Funds, consistent with the expectation of adherence to a 2 percent spending growth benchmark.

As of December 19, 2016, the projections for fiscal year 2018 and thereafter set forth in the Updated Financial Plan reflect the savings that the DOB estimates would be realized if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. Such savings will be developed and proposed in future budgets. If the State exceeds the 2 percent State Operating Funds spending benchmark in fiscal year 2017, fiscal year 2018, fiscal year 2019, and fiscal year 2020, the projected budget gaps would be higher.

Annual Spending Growth

As of December 19, 2016, the DOB estimated that spending in State Operating Funds would grow at 2.0 percent from fiscal year 2016 to fiscal year 2017, consistent with the 2 percent spending growth benchmark adopted by the Governor in fiscal year 2012.

As of December 19, 2016, All Funds spending, which includes spending from capital funds and Federal funds, was expected to increase by 2.7 percent from fiscal year 2016 to fiscal year 2017, excluding extraordinary Federal aid related to disaster-related costs and Federal health care transformation.

Receipts As of December 19, 2016, Updated Financial Plan receipts included a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts, as well as collection of a payroll mobility tax on businesses in the MTA region. The multi-year tax and miscellaneous receipts estimates were prepared by the DOB with the assistance of the DTF and other agencies which collect State receipts, and were predicated on economic analysis and forecasts.

Overall base growth in tax receipts was dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes could influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

The projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities, including extraordinary aid.

All Funds Receipts Projections

As of December 19, 2016, All Funds receipts in fiscal year 2017 were projected to total $153.7 billion, 0.3 percent below fiscal year 2016 results.

As of December 19, 2016, State tax receipts were expected to increase 1.5 percent in fiscal year 2017. The increase in personal income tax receipts was primarily due to withholding growth and a decline in refunds, while the decline in other taxes was the result of one-time factors affecting fiscal year 2016 and the continued phase-in of the estate tax cut. The miscellaneous receipts decline in fiscal year 2017 was primarily due to the substantial decline in monetary settlement payments from financial institutions.

Consistent with the projected growth in the New York economy over the multi-year financial plan period beyond fiscal year 2017, all tax categories are projected to exhibit growth. The “other taxes” category is expected to display a near term decline due to tax cuts enacted in 2014, but is expected to resume growth in the long term.

After controlling for the impact of tax law changes, base tax revenue increased 5.5 percent in fiscal year 2016, and is projected to increase by 1.8 percent in fiscal year 2017 and 5.3 percent in fiscal year 2018.

Personal Income Tax

As of December 19, 2016, All Funds personal income tax receipts for fiscal year 2017 were projected to be $48.1 billion, an increase of $1 billion (2.2 percent) from fiscal year 2016 results. This increase included growth in withholding and delinquency collections, coupled with a moderate decline in total refunds related to the decrease of the administrative refund cap in January to March 2017. Growth in these categories was partially offset by declines in final returns, extension payments attributable to the 2015 tax year and estimated payments related to the 2016 tax year.

As of December 19, 2016, withholding in fiscal year 2017 was estimated to be $38 billion (4 percent) higher than fiscal year 2016 results, driven by moderate wage growth. Extension payments related to tax year 2015 were estimated to decrease by $489 million (10.7 percent), primarily due to payment-timing differences relative to tax year 2014 payments (taxpayers paid a higher percentage of their tax year 2015 liability through estimated payments and a lower percentage through extensions). Estimated payments for tax year 2016 were projected to be $366 million (3.2 percent) lower, primarily due to the combination of a decline in net capital gains income and a correction for overpayment of tax year 2015-related estimated payments. As of December 19, 2016, final return payments and delinquencies were projected to be $10 million (0.4 percent) lower and $48 million (3.7 percent) higher than fiscal year 2016 results, respectively.

As of December 19, 2016, the projected decrease in total refunds of $379 million (4 percent) included a $93 million decline (1.8 percent) in prior (tax year 2015) refunds, a $100 million (16.2 percent) increase in previous (tax year 2014 and earlier) refunds, an $801 million (31.4 percent) decline in current (tax year 2016) refunds (due to a decrease in the January to March 2017 administrative refund cap), a $312 million (54.6 percent) increase in advanced credit payments related to tax year 2016, and a $103 million (15.3 percent) increase in the state-city offset. The advanced credit payment forecast included $98 million in payments attributable to the conversion of the STAR homeowners’ benefit to a personal income tax credit.

As of December 19, 2016, General Fund personal income tax receipts were net of deposits to the STAR Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State Personal Income Tax Revenue bonds. General Fund personal income tax receipts for fiscal year 2017 of $32.8 billion are estimated to increase by $882 million (2.8 percent) from fiscal year 2016 results, mainly reflecting the increase in All Funds receipts. RBTF deposits were projected to be $12 billion and the STAR transfer is projected to be $3.2 billion.

As of December 19, 2016, All Funds personal income tax receipts for fiscal year 2018 of $50.3 billion were projected to increase by $2.2 billion (4.7 percent) from fiscal year 2017 estimates. Gross receipts were projected to increase 5.8 percent, reflecting withholding that was projected to grow by $1.4 billion (3.6 percent) and estimated payments related to tax year 2017 that were projected to grow by $1.1 billion (10 percent). The relatively weak growth in withholding was attributable to the combination of the newly-enacted middle income tax cuts and the scheduled decline of the current top marginal tax rate from 8.82 percent to 6.85 percent, both effective for tax year 2018. Payments from extensions for tax year 2016 were projected to increase by $585 million (14.4 percent) and final returns were expected to increase $221 million (8.4 percent). Delinquencies were projected to increase $38 million (2.8 percent) from the prior year. Total refunds were projected to increase by $1.1 billion (11.9 percent) from the prior year. The aforementioned figures included a $236 million reduction in withholding attributable to the personal income tax rate reductions, and a $281 million increase in total refunds attributable to the STAR program changes included with the fiscal year 2017 Enacted Budget legislation.

As of December 19, 2016, General Fund personal income tax receipts for fiscal year 2018 of $34.8 billion were projected to increase by $1.9 billion (5.9 percent). RBTF deposits were projected to be $12.6 billion, and the STAR transfer was projected to be $3 billion.

As of December 19, 2016, All Funds personal income tax receipts in fiscal year 2019 were projected to decrease by $77 million to $50.3 billion, while General Fund personal income tax receipts were projected to total $34.8 billion. Projected near-flat growth in fiscal year 2019 receipts was due to the aforementioned expiration of the current top income tax rate at the end of tax year 2017, combined with continued phase-in of the just enacted middle income tax cuts. Legislation included in the fiscal year 2017 Enacted Budget was projected to reduce fiscal year 2019 collections by $1.7 billion.

As of December 19, 2016, All Funds income tax receipts were projected to increase by $2 billion (3.9 percent) in fiscal year 2020 to reach $52.2 billion, while General Fund receipts were projected to total $36.3 billion.

Consumption/Use Taxes

As of December 19, 2016, All Funds consumption/use tax receipts for fiscal year 2017 were estimated to be $16.1 billion, an increase of $403 million (2.6 percent) from fiscal year 2016 results. Sales tax receipts were estimated to increase $507 million (3.8 percent) from the prior year, resulting from 4.7 percent base (i.e., absent law changes) growth. This base growth stems from estimated moderate disposable income, employment, and consumption growth. The estimate has been reduced to account for agreements between certain mobile telecommunications providers and the State to allow such providers to remit less sales tax for a period in lieu of receiving State refunds due to them under Tax Law Section 184. These agreements resulted from acknowledgement by DTF that a mobile telecommunications provider was not subject to the Tax Law Section 184 franchise tax imposed on them between 2005 and 2014. Cigarette and tobacco tax collections were estimated to decline $30 million (2.4 percent), primarily reflecting trend declines in taxable cigarette consumption, partially offset by a decrease in cigar tax refunds resulting in part from an Administrative Law Judge Determination (Matter of Davidoff of Geneva, Inc.). Highway use tax collections were estimated to decrease by $74 million (46.8 percent) due to refunds resulting from the Independent Owner Operator Drivers Association v. New York Department of Taxation and Finance court decision as well as a reduction in continuing registration fees resulting from the same litigation. Motor fuel tax collections were estimated to increase $3 million (0.6 percent), reflecting slight growth in both taxable motor fuel consumption and diesel fuel consumption. Taxicab surcharge receipts were estimated to decline by $8 million (11 percent) as the result of consumers choosing alternative transportation services not subject to the surcharge.

General Fund sales and use tax receipts were net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on State sales and use tax revenue bonds. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, were transferred back to the General Fund.

As of December 19, 2016, General Fund consumption/use tax receipts for fiscal year 2017 were estimated to total nearly $7.1 billion, an increase of $257 million (3.8 percent) from fiscal year 2016 results. This increase largely reflects the All Funds sales, cigarette, and tobacco tax trends.

As of December 19, 2016, All Funds consumption/use tax receipts for fiscal year 2018 were projected to be nearly $16.9 billion, an increase of $735 million (4.6 percent) from the current fiscal year. The projected $701 million (5.1 percent) increase in sales tax receipts reflects sales tax base growth of 3.5 percent, due to projected disposable income, employment, and consumption growth. The All Funds consumption/use tax receipts increase was offset slightly by trend declines in cigarette tax collections.

As of December 19, 2016, General Fund consumption/use tax receipts were projected to total $7.4 billion in fiscal year 2018, a $339 million (4.8 percent) increase from the current year. The projected increase largely reflects the All Funds sales and cigarette tax trends.

As of December 19, 2016, All Funds consumption/use tax receipts were projected to increase to nearly $17.5 billion (3.5 percent growth) in fiscal year 2019 and to $18 billion (3.1 percent growth) in fiscal year 2020, largely representing base growth in sales tax receipts, offset slightly by trend declines in cigarette tax collections.

As of December 19, 2016, General Fund consumption/use tax receipts were projected to total $7.7 billion (3.9 percent growth) in fiscal year 2019 and nearly $8 billion (3.5 percent growth) in fiscal year 2020, reflecting the All Funds trends.

Business Taxes

As of December 19, 2016, All Funds business tax receipts for fiscal year 2017 were estimated at $8 billion, an increase of $134 million (1.7 percent) from fiscal year 2016 results. The estimate primarily reflects an increase in the bank tax of $504 million, partially offset by a combined decrease of $370 million among all other business taxes.

As of December 19, 2016, corporation franchise tax receipts were estimated to decrease $224 million (4.9 percent) in fiscal year 2017, primarily reflecting tax year 2016 corporate tax reform tax cuts: a reduction in the business income tax rate from 7.1 percent to 6.5 percent and the first year of the capital tax base phase-out. These reductions were partially offset by an increase in expected audit receipts of $274 million.

As of December 19, 2016, corporation and utilities tax receipts were estimated to decrease $36 million (4.7 percent) in fiscal year 2017. Gross receipts were expected to increase from fiscal year 2016 results, while audits were expected to decline. In fiscal year 2016 several telecommunication audit cases were closed. This was not expected to recur in fiscal year 2017.

As of December 19, 2016, insurance tax receipts for fiscal year 2017 were estimated to decrease $78 million (4.9 percent) from fiscal year 2016 results. Projected growth in insurance tax premiums and a positive prior period adjustment resulting from the resolution of an IRS case was more than offset by the first full year impact of the tax credit for assessments paid to the Life Insurance Guaranty Corporation (“LIGC”). It is expected that taxpayers will lower their 2016 estimated payments to reflect this non-refundable tax credit. The LIGC exists to protect policyholders from the insolvency of their life insurers. Audits and refunds were expected to reflect historical trends.

As of December 19, 2016, receipts from the repealed bank tax (all from prior liability periods) were estimated to increase by $504 million in fiscal year 2017. The increase stemmed from an estimated reduction in prior period adjustments and an increase in audit receipts ($197 million) from fiscal year 2016 results.

As of December 19, 2016, Petroleum Business Tax (“PBT”) receipts were estimated to decrease $32 million (2.8 percent) in fiscal year 2017, primarily due to the 5 percent decrease in the PBT rate index effective January 2016, and the estimated 5 percent decrease effective January 2017. These declines were partially offset by estimated slight growth in both taxable motor fuel and diesel fuel consumption.

As of December 19, 2016, General Fund business tax receipts for fiscal year 2017 of $5.8 billion were estimated to increase $128 million (2.3 percent) from fiscal year 2016 results, reflecting the All Funds trends.

As of December 19, 2016, All Funds business tax receipts for fiscal year 2018 of $8.3 billion were projected to increase by $322 million (4 percent) from the current year. The increase in corporation franchise tax receipts of $477 million (11.1 percent) reflects projected growth in corporate profits following nearly full implementation of corporate tax reform changes as well as higher audit receipts. The corporation and utilities tax receipts decline of $6 million (0.8 percent) reflects lower telecommunications receipts partially offset by a modest increase in utility tax revenue.

As of December 19, 2016, insurance tax receipts for fiscal year 2018 of $1.6 billion were projected to increase $70 million (4.7 percent) from the current year. Projected growth in insurance tax premiums combined with lower expected LIGC credit claims contributed to year-over-year growth. Bank tax receipts were projected to decrease by $193 million (50.4 percent), due to lower projected audit receipts. PBT receipts were projected to decline $26 million (2.4 percent) in fiscal year 2018, primarily due to the estimated 5 percent decrease in the PBT rate index effective January 2017 and a projected slight decline in taxable motor fuel consumption, partially offset by the projected 5 percent increase in the PBT rate index effective January 2018 and projected growth in diesel fuel consumption.

As of December 19, 2016, General Fund business tax receipts for fiscal year 2018 of $6.1 billion were projected to increase $303 million (5.2 percent), reflecting the All Funds trends.

As of December 19, 2016, All Funds business tax receipts for fiscal year 2019 and fiscal year 2020 reflected projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. All Funds business tax receipts were projected to increase to $8.5 billion (2 percent growth) in fiscal year 2019, and increase to $8.9 billion (4.8 percent growth) in fiscal year 2020. General Fund business tax receipts were projected to increase to $6.2 billion (1.3 percent growth) in fiscal year 2019 and $6.5 billion (6.2 percent growth) in fiscal year 2020.

Other Taxes

As of December 19, 2016, All Funds other tax receipts for fiscal year 2017 were estimated to be slightly below $2.2 billion, a $511 million (18.9 percent) decrease from fiscal year 2016 results. This largely reflects an estimated decline in estate tax receipts of $487 million (32 percent) from the continued phase-in of the increased filing threshold, and an expected decline in the number of super large payments (i.e., payments over $25 million) to historical levels. Additionally, real estate transfer tax receipts were projected to decrease $25 million (2.1 percent) primarily due to the combination of a small estimated decrease in the volume of transactions in New York City and a large estimated decrease in housing starts statewide. The transaction decline was partially due to a building permit shift from fiscal year 2017 into fiscal year 2016 caused by the uncertainty that surrounded the extension of New York City property tax abatement legislation.

As of December 19, 2016, General Fund other tax receipts were estimated to be slightly above $1 billion in fiscal year 2017, a $486 million (31.6 percent) decrease from fiscal year 2016 results, reflecting the decrease in estate tax receipts.

As of December 19, 2016, All Funds other tax receipts for fiscal year 2018 were projected to be just under $2.2 billion, an $18 million (0.8 percent) decrease from the current year. Estate tax receipts were projected to decrease by $84 million (8.1 percent) reflecting the continued phase-in of the increased filing threshold, partially offset by projected growth in household net worth. Real estate transfer tax receipts were projected to increase by $66 million (5.8 percent), reflecting projected growth in housing prices.

As of December 19, 2016, General Fund other tax receipts for fiscal year 2018 were projected to decrease by $84 million (8 percent), due to the projected decline in estate tax receipts.

As of December 19, 2016, All Funds other tax receipts for fiscal year 2019 and fiscal year 2020 reflect projected trends in household net worth, housing starts, housing prices and changes in the estate tax filing threshold. The incremental impact of the filing threshold change ends after fiscal year 2019. All Funds other tax receipts were projected to increase by $16 million (0.7 percent increase) in fiscal year 2019, and by $101 million (4.6 percent increase) in fiscal year 2020. General Fund other tax receipt estimates for fiscal year 2019 were projected to decrease by 3.9 percent and increase by 5.5 percent in fiscal year 2020, respectively, due to the final change in the estate tax filing threshold affecting fiscal year 2019.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, tribal-state compact revenue, monetary settlements and a variety of fees and licenses.

As of December 19, 2016, All Funds miscellaneous receipts were projected to total $25 billion in fiscal year 2017, a decrease of 8.2 percent from fiscal year 2016 results. This decrease was primarily due to the impact of extraordinary monetary settlements received in the General Fund during fiscal year 2016. In addition to the impact of monetary settlements, declining fiscal year 2017 miscellaneous receipts were driven in part by year-to-year variations in health care surcharges and other HCRA resources, bond proceeds, and tuition income revenue.

As of December 19, 2016, All Funds miscellaneous receipts were projected to increase by $1.1 billion (4.3 percent) in fiscal year 2018, largely reflecting the projected timing of bond proceed reimbursement for capital expenditures, and remained relatively flat in fiscal year 2019 and fiscal year 2020.

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, school aid, public health, transportation, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, the DOB typically projected Federal reimbursements were expected to be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from the projections.

As of December 19, 2016, All Funds Federal grants were expected to grow to $57 billion by fiscal year 2020, primarily reflecting the continuation of growth in Federal Medicaid spending related to Federal health care transformation initiatives, partly offset by the projected phase-down of Federal disaster assistance aid. All Federal receipts were subject to continuing administration and Congressional authorization, appropriations and budget action.

Many of the policies that drive Federal aid are subject to change following the new presidential administration and Congress taking office in January 2017. It is not possible, as of December 19, 2016, to assess the potential fiscal impact of policies that may be proposed and adopted by the new administration and Congress.

Monetary Settlements

Uses of Certain Monetary Settlements

As of December 19, 2016, the Updated Financial Plan reflects the Executive’s intention to continue applying the majority of the settlements to fund capital investments and nonrecurring expenditures, consistent with the Enacted Budget Financial Plan. The Enacted Budget Financial Plan reflects the authorized transfer of monetary settlements over a five-year period to the DIIF to finance various appropriated purposes ($6.4 billion), as well as $120 million to the Environmental Protection Fund (“EPF”). The Updated Financial Plan does not reflect any changes to how these funds have been programmed with the Enacted Budget Financial Plan.

Other uses include $850 million to resolve Federal OPWDD disallowances in fiscal year 2016 and a portion of the monetary settlements was being used to support General Fund operations, as previously planned, as well as operational costs of the Department of Law’s Litigation Services Bureau.

As of December 19, 2016, the DOB expected to use monetary settlements received to fund projects and activities over several years, allowing the State to carry a large, by historical standards, cash balance available in fiscal year 2017 and fiscal year 2018. The State plans to use these resources to make cash advances for certain capital programs in fiscal year 2017 ($1.3 billion) and fiscal year 2018 ($500 million). The cash advances are expected to be reimbursed fully with bond proceeds by the end of fiscal year 2019. These bond-financed programs include higher education, economic development, and transportation programs.

As of December 19, 2016, the following purposes were expected to be funded with $6.5 billion of monetary settlement collections from capital appropriations.7

[7]	The funding of $6.5 billion is reflected in the multi-year totals for transfers to the Dedicated Infrastructure Investment Fund ($6.39 billion) and the Environmental Protection Fund ($120 million).

•

Thruway Stabilization ($2.0 billion): The Enacted Budget Financial Plan continues to reflect investments in Thruway infrastructure adding $700 million to last year’s commitment of $1.3 billion. The investment is expected to support both the New NY Bridge project and other transportation infrastructure needs for the rest of the Thruway system.

•

Upstate Revitalization Program ($1.7 billion): Funding for the Upstate Revitalization Initiative (“URI”). In 2015, $1.5 billion was awarded to the three Upstate regions selected as URI best plan awardees. The Enacted Budget Financial Plan includes an additional $200 million ($170 million from monetary settlements) to support projects in the remaining four eligible Upstate regions.

•

Affordable and Homeless Housing ($640 million): The Enacted Budget Financial Plan supports a multi-year investment in affordable housing services, and provides housing opportunities for individuals and families who are homeless or at risk of homelessness. Funds are expected to be invested over the next five years to create new housing opportunities for individuals and families in need of supportive services, as well as to assist vulnerable populations in securing stable housing.

•

Broadband Initiative ($500 million): Funding is included in the Enacted Budget Financial Plan for the New NY Broadband Fund Program to expand the availability and capacity of broadband across the State, or the development of other telecommunication infrastructure. This program is intended to expand the creation of high-speed networks and promote broadband adoption.

•

Health Care/Hospitals ($400 million): The Enacted Budget Financial Plan provides $355 million in grants to essential health care providers that facilitate mergers, consolidation, acquisition, or other significant corporate restructuring activities, to create a financially sustainable system of care intended to promote a patient-centered model of health care delivery. An essential health care provider is a hospital or hospital system that offers health services in a region deemed by the Health Commissioner to be underserved. Funding may be used to restructure debt obligations or fund capital improvements to facilitate mergers and consolidations of hospitals in rural communities. The Enacted Budget Financial Plan also funds capital expenses of the Roswell Park Cancer Institute ($15.5 million); a community health care revolving loan ($19.5 million); and information technology (“IT”) and other infrastructure costs associated with the inclusion of behavioral health services in the Medicaid Managed Care benefit package ($10 million).

•

Penn Station Access ($250 million): The MTA Penn Station Access project, which is slated to open a new Metro-North link directly into Penn Station, is expected to provide enhanced system resiliency, improvement in regional mobility, and construction of four new Metro-North stations in the Bronx.

•	Transportation Capital Plan ($200 million): The Enacted Budget Financial Plan allocates funds to transportation infrastructure projects across the State.

•

Municipal Restructuring and Consolidation Competition ($170 million): The Enacted Budget Financial Plan includes $20 million in funding for a new Municipal Consolidation Competition to encourage the reduction of costs through a competitive process to be administered by the Department of State (“DOS”). This funding is in addition to $150 million allocated last year to assist and encourage local governments and school districts to implement shared services, cooperation agreements, mergers, and other actions that permanently reduce operational costs and property tax burdens.

•

Resiliency, Mitigation, Security, and Emergency Response ($150 million): The Enacted Budget Financial Plan funds preparedness and response efforts related to severe weather events, as well as efforts to prevent, prepare for, and respond to acts of terrorism, other public safety and health emergencies, and natural and man-made disasters.

•

Transformative Economic Development Projects ($150 million): The Enacted Budget Financial Plan includes funds for investment that are intended to catalyze private investment, spurring significant economic development and job creation to help strengthen the economies in the communities in Nassau and Suffolk counties.

•

Environmental Protection Fund (“EPF”) ($120 million): The Enacted Budget Financial Plan directs monetary settlement resources to the EPF. These and other EPF resources would provide dedicated funding to communities throughout New York State to improve the environment, combat climate change, and reduce greenhouse gas emissions.

•

Infrastructure Improvements ($115 million): Funding is included in the Enacted Budget Financial Plan for infrastructure improvements to support transportation, upstate transit, rail, airport, port, and other projects.

•

Economic Development ($85 million): The Enacted Budget Financial plan continues to reflect funding for the economic development strategy of creating jobs, strengthening and diversifying economies, and generating economic opportunities across the State, including investments in infrastructure.

•

Southern Tier/Hudson Valley Farm Initiative ($50 million): Funding is included in the Enacted Budget Financial Plan to help landowners in the Southern Tier and Hudson Valley maintain and develop farming, agricultural, and related businesses.

•

Empire State Poverty Reduction Initiative (“ESPRI”) ($25 million): To combat poverty throughout the State, the Enacted Budget Financial Plan includes $25 million for the ESPRI. This program will bring together State and local government, nonprofits, and community groups to design and implement coordinated solutions for addressing poverty in 16 municipalities: Albany, Binghamton, the Bronx, Buffalo, Elmira, Hempstead, Jamestown, Newburgh, Niagara Falls, Oneonta, Oswego, Rochester, Syracuse, Troy, Utica, and Watertown.

As of December 19, 2016, monetary settlement resources were expected to be used as a temporary advance to: (i) meet initial funding requirements for the Javits expansion project and (ii) support $1.3 billion of bond-financed capital disbursements.

•

Javits Expansion: Spending for the Javits expansion is expected to be supported by settlement funds in the first instance, beginning in fiscal year 2018. Subsequently, these expenses are expected to be reimbursed by proceeds from bonds that are planned to be issued in fiscal years 2020 and 2021.

•

Management of Debt Issuances: A total of $1.3 billion of capital spending for higher education, transportation and economic development will be funded initially from the settlement fund balances set aside in the General Fund. These funds are expected to be made available for the projects appropriated from DIIF when the State reimburses the $1.3 billion of spending with bond proceeds anticipated in fiscal year 2018 ($800 million) and fiscal year 2019 ($500 million). As a result of these reimbursements, it is anticipated that transfers from the General Fund to support the Capital Projects Fund will be lower in fiscal years 2018 and 2019 by $800 million and $500 million, respectively.

Disbursements

As of December 19, 2016, total disbursements in fiscal year 2017 were estimated at $70.3 billion in the State’s General Fund (including transfers) and $96.2 billion in total State Operating Funds. School Aid, Medicaid, pensions, debt service, and health benefits are significant drivers of annual spending growth.

The multi-year disbursements projections take into account various factors, including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that were estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated pursuant to the Enacted Budget were disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds have been adjusted downward in all fiscal years, based on typical spending patterns and the observed variance between estimated and actual results over time. A corresponding downward adjustment was also made to miscellaneous receipts.

Local Assistance Grants

Local Assistance spending included payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. As of December 19, 2016, local assistance spending in State Operating Funds was estimated at $64.7 billion in fiscal year 2017, approximately two-thirds of total State Operating Funds spending. Education and health care spending account for nearly three-quarters of State Operating Funds local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as pre-kindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 - June 30)

As of December 19, 2016, School Aid was expected to increase by $1.51 billion (6.5 percent) in School Year 2017. This increase included $627 million for additional Foundation Aid and $434 million for full restoration of the Gap Elimination Adjustment (“GEA”) for all 674 school districts. In total, $175 million is provided to facilitate the transformation of schools in high-need districts into community hubs offering expanded services to children and their families, including $100 million as a set-aside within Foundation Aid and $75 million in new Community Schools Grants. The latter is expected to be awarded to school districts with failing and persistently failing schools, based on a plan developed by the State Education Department (“SED”), to support the operating and capital costs associated with the conversion of such schools into community schools. In addition, another $344 million supports increased reimbursement in expense-based aid programs such as transportation, Boards of Cooperative Educational Services (“BOCES”), school construction, and other miscellaneous aid categories.
The Updated Financial Plan also included $28 million for new competitive grants, including $22 million to expand pre-kindergarten access for three-year-old children. In addition, the Updated Financial Plan reflects the continuation of $340 million in recurring annual funding to support the statewide Universal Full-Day Pre-kindergarten program.

As of December 19, 2016, School Aid was projected to increase by an additional $1.11 billion (4.5 percent) in School Year 2018, consistent with the Personal Income Growth Index in statute. School Year growth in the level of School Aid funding approved by the Legislature with the State budgets enacted between Fiscal Years 2014 - 2017 exceeded the Personal Income Growth Index.

State Fiscal Year

The State finances School Aid from General Fund and Lottery Fund receipts, including VLTs, which are accounted for and disbursed from a dedicated account. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

State fiscal year spending for School Aid is projected to total $24.4 billion in fiscal year 2017. In future years, receipts available to finance this category of aid from core lottery sales are projected to decline. In addition to State aid, school districts receive more than $3 billion annually in Federal aid.

It is expected that State aid payments for School Aid will be supplemented by commercial gaming revenues in fiscal year 2017 following the State’s receipt of one-time licensing fees in fiscal year 2016. These receipts were expected to increase in fiscal year 2018 and the outyears with gaming revenues shared with the State by commercial gaming facilities. Three casino resorts were recommended by the State’s Gaming Facility Location Board (the “Location Board”) in December 2014, and approved by the State Gaming Commission in December 2015. A fourth casino was recommended by the Location Board in October 2015, and approved by the State Gaming Commission in August 2016. In the event that casino revenue resources did not materialize at the level expected, or as timely as expected, then the additional School Aid projected to be funded from casino revenue resources becomes a General Fund obligation. One casino opened in fiscal year 2017, and it is expected that the remaining three casinos will be operational in fiscal year 2018.

Other Education Funding

In addition to School Aid, the State provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Pre-kindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Pre-kindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses for the major cultural institutions of the State Archives, the State Library, and the State Museum as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a “one-stop” source for all their employment needs, and were made aware of the full range of services available in other agencies.

Projected fiscal year 2017 and fiscal year 2018 Special Education spending was below historical growth rates primarily due to a moderation in cost and enrollment growth for the preschool special education program in the last three claim years. The increase in All Other Education spending in fiscal year 2017 is driven primarily by supplemental State payments to charter schools, investments in new programs such as the My Brother’s Keeper initiative, increased funding for existing programs including non-public schools and higher education opportunity programs, and one-time costs associated with targeted aid and grants.

In fiscal year 2018, the decrease in total projected other education spending was primarily attributable to the expiration of a two-year appropriation provided to non-public schools to reimburse them for State-mandated services provided in prior years. This decrease in nonpublic school spending was largely offset by projected increases in State reimbursement for special education programs, which were expected to continue to drive outyear growth.

School Tax Relief (“STAR”) Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. Lower-income senior citizens receive a $65,300 exemption in fiscal year 2017. The DTF oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate share of total spending in fiscal year 2017 are: the basic school property tax exemption for homeowners with income under $500,000 (54 percent); the enhanced school property tax exemption for senior citizen homeowners with incomes under $84,550 (29 percent); and a flat refundable credit and rate reduction for income-eligible resident New York City personal income taxpayers (17 percent).

Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues. The STAR exemption program is expected to gradually shift from a spending program into a refundable pre-paid personal income tax credit, with this change applying to first-time homebuyers and to homeowners who move. Further reductions in STAR spending is expected to be achieved by the conversion of the New York City personal income tax STAR credit into a New York State personal income tax credit. These changes have no impact on the STAR benefits received by homeowners.

Higher Education

Local assistance for higher education spending includes funding for CUNY, SUNY, and the HESC.

SUNY and CUNY administer 47 four-year colleges and graduate schools with a total enrollment of 403,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving 324,000 students. State funds are used to support a significant portion of SUNY and CUNY operations, including employee fringe benefit costs. The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. As of December 19, 2016, State debt service payments for capital projects at SUNY and CUNY were expected to total about $1.2 billion in fiscal year 2017 (not reflected in annual spending totals for the universities).

HESC administers TAP, which provides financial awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers were funded by the State and the Federal governments.

In total, as of December 19, 2016, State Operating Funds local assistance spending was projected to increase by 1.0 percent from fiscal year 2016 to fiscal year 2017. This increase was distributed across CUNY and SUNY programs with HESC projecting a slight decline in spending from fiscal year 2016 to fiscal year 2017 based on revised TAP participation projections and a moderation in projected spending on certain scholarship and loan forgiveness programs. Spending on these programs was projected to grow in the outyears as participation increases. CUNY Senior College spending was also projected to grow in the outyears due to employee benefits costs. Spending for SUNY community colleges was expected to decrease in fiscal year 2018 as enrollment continues to decline.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The State DOH works with local health departments and social services departments, including those located in New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but a number of programs are also supported through multi-agency efforts.

As of December 19, 2016, the DOH was also engaged in a multi-year initiative to implement the DSRIP program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the MRT reforms. The DSRIP program is expected to promote community-level collaborations and focus on system reform, specifically a goal to achieve 25 percent reduction in avoidable hospital use over five years. The Enacted Budget Financial Plan reflects the impact of the DSRIP program through additional Federal funds disbursements of more than $7 billion through fiscal year 2020, with the remaining funds expected to be disbursed beyond fiscal year 2020. A portion of DSRIP funding flows through the SUNY hospital system and other State-operated health care facilities.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In fiscal year 2012, legislation was enacted to limit the year-to-year growth in the DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Global Cap also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. Certain authorizations exist which allow the Governor to take actions to reduce Medicaid spending in order to maintain spending within the Global Cap limit.

The Updated Financial Plan reflects the continuation of the Medicaid spending cap through fiscal year 2018, and the projections assumed that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.4 percent for fiscal year 2017. Reflecting projected medical CPI growth, as of December 19, 2016, the DOB forecasts allowable cap growth at 3.2 percent in fiscal year 2018, and has updated forecast projections to assume growth of 3.1 percent in fiscal year 2019 and 2.9 percent in fiscal year 2020. The revised medical CPI projections included in the Updated Financial Plan is expected to raise the statutory spending limits by $14 million and $33 million in fiscal year 2019 and fiscal year 2020, respectively.

The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through the DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid administration, increased Federal financial participation pursuant to the ACA that became effective in January 2014, as well as the statewide minimum wage increases authorized in the fiscal year 2017 Enacted Budget. The State share of Medicaid spending also appears in the Updated Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, and education aid.

The State share of the DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, and provider assessment revenue.

The Enacted Budget Financial Plan included additional funding to support the increased cost of Medicaid associated with the regionally-based multi-year phase-in of statewide minimum wage increases, with total cost assumptions revised as part of the Updated Financial Plan. The DOB had updated its estimates for the direct State costs of the minimum wage to reflect the impact of legislation (Chapter 56 of the Laws of 2016) which ensures that rates for the total compensation for home health care workers in Westchester, New York, Nassau, and Suffolk counties would be increased commensurate to the schedule of statutory minimum wage increases.8 In addition, an updated analysis of wage data, as of December 19, 2016, within the health care sector, including a review of actual experience, demonstrates a need for additional funding to support higher levels of incremental wage growth. Minimum wage initiatives, inclusive of revised forecast assumptions, were expected to increase annual Medicaid spending above statutory Global Cap limits by $44 million in fiscal year 2017; $255 million in fiscal year 2018; $579 million in fiscal year 2019; and $838 million in fiscal year 2020.

[8]	Home health care workers in these counties receive a benefit portion of total compensation in addition to their wage-based compensation rate levels ($4.09 for New York; $3.22 for Westchester, Nassau, and Suffolk), resulting in total compensation which would have otherwise exceeded minimum wage levels and therefore was not factored into previous cost analysis. The impact of this legislation, however, effectively exempts the benefit portion of total compensation from the minimum wage calculation and ensures that home health care workers in these counties will receive incremental growth in wage compensation commensurate to the new minimum wage schedule.

The fiscal year 2017 Financial Plan also reflects a continuation of the MRT initiative, which focuses on implementing various investments and efficiencies within the statewide Medicaid program in order to achieve improved health care service delivery and cost efficiency within the statutory spending limits of the Medicaid Global Cap. The DOH proposed a number of initiatives to reduce spending within the Global Cap, including certain efficiencies within the managed care program; realigning the capital and operating components of the Supportive Housing program; and a new penalty for extreme generic drug pricing, in order to discourage such practices and limit cost increases.

The MRT savings initiatives were expected to offset a number of increased cost pressures and program investments within the Global Cap, including increases in Medicare Part D “clawback” expenses as a result of rising drug prices; Medicare Part B increases due to Federal requirements for states to hold certain beneficiaries harmless for premium increases when COLAs were not included in social security plans; and additional funding for fiscally distressed hospitals. In total, the Enacted Budget Financial Plan included net savings of $44 million in fiscal years 2017 and 2018, which are expected through implementation of the various MRT initiatives, and in particular through the transfer of certain supportive housing costs to the Capital Projects Fund.

Additional means to offset rising costs within the Medicaid Global Cap are available through the Medicaid integrity and efficiency initiative which was authorized in the fiscal year 2017 Enacted Budget. Upon election by a local service district to participate in this initiative, the DOH and such local service district may formulate a plan to achieve new audit recoveries, efficiencies and other cost avoidance measures to provide savings. The Updated Financial Plan savings associated with the Medicaid program are realized through the Mental Hygiene Global Cap Adjustment, which finances certain OPWDD-related Medicaid costs available under the Global Cap.

Fluctuation in enrollment, costs of provider health care services, and health care utilization levels are among the factors that drive higher Medicaid spending within the Global Cap. The number of Medicaid recipients exceeded 6.1 million by the end of fiscal year 2016, a slight decrease from fiscal year 2015 caseload of nearly 6.2 million. This decline was mainly attributable to the transition from Medicaid to the EP of certain legally residing immigrants

Many of the policies that drive Federal aid are subject to change following the new presidential administration and Congress taking office in January 2017. It is not possible, as of December 19, 2016, to assess the potential fiscal impact of policies that may be proposed and adopted by the new administration and Congress.

The Essential Plan (“EP”)

The EP is a health insurance program which receives Federal subsidies authorized through the ACA. The fiscal year 2015 Enacted Budget authorized the State to participate in the EP, which includes health insurance coverage for certain legally residing immigrants previously receiving State-only Medicaid coverage. Individuals who meet the EP eligibility standards are expected to be enrolled through the NYSOH health benefit exchange, with the cost of insurance premiums subsidized by the State and Federal governments. When fully implemented, approximately 90 percent of program expenditures were expected to be paid by the Federal government.

The Updated Financial Plan included increased program spending due to increased enrollment levels, including State Funds cost increases under the Global Cap of $332 million in fiscal year 2017 and $87 million in fiscal year 2019. Based on experience as of December 19, 2016, the program enrollment timeline was expected to both accelerate and result in an enrollment base nearly twice that of previously forecasted levels. These increased program costs were anticipated to be partially or fully offset in future years as growth in the NYSOH index premium that was linked to Federal Basic Health Plan Trust Fund contribution was expected to exceed the growth rate of State-funded EP premium reimbursement, thus further reducing the need for additional State funds support for EP.

The State’s program costs associated with the EP program, and related savings, were managed within the total available resources of the Medicaid Global Cap. This includes a portion of spending associated with increasing EP enrollment, reflecting the transition of certain individuals from the Medicaid program to the EP program based on changes in income levels.

Many of the policies that drive Federal aid are subject to change following the new presidential administration and Congress taking office in January 2017. It is not possible, as of December 19, 2016, to assess the potential fiscal impact of policies that may be proposed and adopted by the new administration and Congress.

Public Health/Aging Programs

Public Health includes the CHP program that finances health insurance coverage for children of low-income families, up to the age of 19; the General Public Health Work (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services; the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors; and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three, with disabilities or developmental delays. Many public health programs, such as EI and GPHW programs, were run by county health departments that were reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health costs. In addition, a significant portion of HCRA spending was included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging (“AAA”) and local providers.

The Enacted Budget Financial Plan included $106 million in savings, from the CHP program ($70 million) and HCRA program ($36 million), by leveraging enhanced Federal funding for children’s health care programs serving populations meeting expanded income thresholds.

As of December 19, 2016, the Updated Financial Plan included approximately $14 million in increased funding for the EI Program in fiscal year 2017. The increase in funding for the EI program was related to growing enrollment as well as an increase in service costs. From fiscal year 2014 to fiscal year 2016, the EI program increased spending by 12 percent on children with autism spectrum disorder.

As of December 19, 2016, annual GPHW spending projections, which included funding related to protective measures in combatting the Zika virus and other emerging health care needs, reflects current core service claiming patterns.

As of December 19, 2016, HCRA Program spending, which was declining overall in fiscal year 2017 in part through the use of $15 million in available balances in the Excess Medicaid Malpractice Liability Pool, had been updated to reflect full utilization of State and Federal costs sharing opportunities for Diagnostic and Treatment Centers (“D&TCs”) related to uncompensated care costs incurred by clinics.

HCRA Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including Family Health Plus (FHP) and CHP. HCRA has also provided additional funding for the health care industry, including investments in worker recruitment and retention, and Doctors Across New York program. The HCRA authorization was extended through fiscal year 2017, pursuant to legislation included in the fiscal year 2015 Enacted Budget.

HCRA receipts included surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources are used to fund roughly 25 percent of the State share of Medicaid, as well as CHP, the NYSOH, EPIC, Physician Excess Medical Malpractice Insurance, and Indigent Care payments (the latter of which provided funding to hospitals serving a disproportionate share of individuals without health insurance).

HCRA closed fiscal year 2016 with a balance of $78 million, which was the result of an advanced deposit of April 2016 revenue into March 2016. This impact is a matter of timing, and is reflected in the Updated Financial Plan estimates.

After adjusting for the timing of receipts deposits advanced to March 2016, total HCRA receipts were forecasted to grow significantly in fiscal year 2017 in relation to higher surcharge collections generated from an increase of Upper Payment Limit (“UPL”) disbursements, as well as continued growth in utilization levels. Relative to previous assumptions, and based on experience as of December 19, 2016, this growth had been reflected as part of the Mid-Year Financial Plan update to recognize additional surcharge collections of $100 million in fiscal year 2017, and more modest assumptions of $50 million annually thereafter. Cigarette taxes had been revised upward by $4 million in each year based on collections. The level of annual growth forecasted for total HCRA revenue through the remainder of the multi-year planning period mainly reflects anticipation of increased collections due to expanded health insurance coverage through the ACA, and increases consistent with historic collection patterns. Continued declines for cigarette tax collections, which were attributable to declining taxable consumption, reduced annual HCRA receipts growth.

As of December 19, 2016, HCRA spending was expected to total $5.7 billion in fiscal year 2017. The most significant area of spending growth included additional financing of the State share of Medicaid costs, which was partly offset by a significant decrease in spending for CHP as the availability of Federal resources through the ACA will increase. HCRA Program Account spending is expected to increase in fiscal year 2017 to reflect full utilization of State and Federal funding for D&TCs related to uncompensated care costs incurred by clinics. To receive the maximum Federal match, the full appropriated value of the D&TC Bad Debt and Charity Care (“BDCC”) program was being leveraged.

HCRA was expected to remain in balance over the multi-year projection period. As of December 19, 2016, under the HCRA appropriation structure, spending reductions are expected to occur if resources were insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA were expected to fund Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of the OPWDD, the OMH, the Office of Alcoholism and Substance Abuse Services (“OASAS”), the Developmental Disabilities Planning Council (“DDPC”), and the Justice Center for the Protection of People with Special Needs. Services are administered to adults with serious mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their clients through State-operated facilities, and indirectly through community service providers. The costs associated with providing these services were supported by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues were pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance infrastructure improvements at State mental hygiene facilities, with the remaining revenue used to support State operating costs.

Local assistance spending accounts for over 40 percent of total mental hygiene spending from State Operating Funds, and, as of December 19, 2016, was projected to grow by an average rate of 9 percent annually.

The main factor driving this level of growth was enhancement of community mental health services; enhancing community-based employment and residential opportunities for individuals with disabilities; maximizing payments from third-party payers; and providing cost-of-living increases and new funding to not-for-profit providers for the minimum wage increase authorized as part of the fiscal year 2017 Enacted Budget agreement.

As of December 19, 2016, the fiscal year 2017 Enacted Budget provided approximately $200 million in increased local assistance funding for mental hygiene agencies. The spending increase was largely related to new community investments in OPWDD and OMH, as individuals were transitioned from State-operated services to community-integrated settings; new service investments in the OPWDD system; new residential beds opening in OMH; and funding in OASAS for the package of heroin initiatives.

This funding increase was offset by technical adjustments to the Medicaid Global Cap ($258 million), as a greater share of OPWDD-related spending is expected to be financed from Global Cap resources, and recognition of one-time costs in fiscal year 2016 for a 53rd weekly Medicaid Cycle ($37 million). These technical adjustments have no impact on service delivery or operations of OMH, OPWDD, OASAS or the Justice Center.

The Updated Financial Plan also included updated assumptions, as of December 19, 2016, to reflect revised timelines for ongoing transformation efforts in the mental hygiene service delivery system, and the Federal government’s extension of the timeframe to disburse funding from BIP. Authorized under the ACA, BIP is an optional program that provides additional Federal funding to qualifying states to encourage the shift from institutional to community services. It is expected that BIP will enable the State to engage a broad network of providers, advocates and community leaders to develop systematic improvements to delivery systems leading to enhanced community integration for individuals with intellectual and/or developmental disabilities and individuals with mental illness.

As part of the Mid-Year Financial Plan Update, the Human Services COLA trend rate was updated from 2.5 percent to 0.8 percent based on Bureau of Labor Statistics Consumer Price Index - Urban (“CPIU”) for the 12 month period ending in July 2016, reducing estimated costs for the mental hygiene agencies by approximately $73 million in fiscal year 2018 through fiscal year 2020. In addition, estimated direct costs for minimum wage had been revised slightly downward to reflect provider survey information collected by OPWDD.

The Updated Financial Plan reflected $39 million in savings in fiscal year 2018 and $17 million in fiscal year 2019 due to enhancing the OMH payment reconciliation and recoupment process. Additional savings of $69 million in fiscal year 2017 and $15 million in fiscal year 2018 resulted from prior year provider rate adjustments for services delivered by OPWDD.

Social Services

Office of Temporary and Disability Assistance (“OTDA”)

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, funded by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, funded by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

As of December 19, 2016, OTDA spending for SSI was projected to increase between fiscal year 2016 and fiscal year 2017 and to continue to increase gradually over the course of the multi-year financial plan due to updated caseload projections. Public Assistance benefits spending was projected to increase from fiscal year 2016 to fiscal year 2017 based on an update to the DOB’s caseload models, with the DOB projecting a total of

557,159 recipients in fiscal year 2017. Approximately 238,388 families are expected to receive benefits through the Family Assistance program in fiscal year 2017, a decrease of 2.2 percent from fiscal year 2016. In the Safety Net program an average of 115,259 families are expected to be helped in fiscal year 2017, a decrease of 2.1 percent from fiscal year 2016. The caseload for single adults/childless couples supported through the Safety Net program was projected at 203,512 in fiscal year 2017, an increase of 0.2 percent from fiscal year 2016. Spending in Public Assistance and All Other Initiatives is expected to increase from fiscal year 2016 to fiscal year 2017 due to the implementation of new programs including several to address homelessness, as well as the expansion of HIV/AIDS Services Administration (“HASA”) benefits to all Public Assistance recipients living in New York City. Growth was expected to be more gradual in the outyears.

Office of Children and Family Services (“OCFS”)

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

As of December 19, 2016, OCFS State Operating Funds spending was projected to decline from fiscal year 2016 through fiscal year 2018, primarily due to the use of Federal TANF to maintain funding for child care subsidies, a statutory reduction in the fiscal year 2018 Human Services COLA, as well as revised projections in the Pay For Success program in fiscal year 2018. Spending was projected to increase beginning in fiscal year 2019 due to a variety of factors including a projected increase in child welfare services claims and increased costs to fund statutory Human Services COLA increases.

Transportation

In fiscal year 2017, the State is expected to provide approximately $4.9 billion in operating aid to mass transit systems. The aid was funded mainly from dedicated taxes and fees. The MTA, the nation’s largest transit and commuter rail system, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (MCTD). The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. As of December 19, 2016, the General Fund provided additional annual support, subject to appropriation, to the MTA to make up the lost revenue.

As of December 19, 2016, projected operating aid to the MTA and other transit systems reflects the current receipts forecast and timing associated with the availability of resources. The Updated Financial Plan included revised spending estimates for transit assistance in each year to reflect the current receipts forecast.

Beginning in fiscal year 2017, the portion of dedicated mass transit aid that supports capital-related spending is expected to be shifted from State special revenue funds to capital financing sources.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

As of December 19, 2016, State Operating Funds spending for AIM efficiency incentive grants is expected to decline from fiscal year 2016 to fiscal year 2017 due to the timing of grants and the use of settlement money appropriated in DIIF for local government purposes.

Agency Operations

Agency operating costs consist of Personal Service (“PS”), NPS, and General State Charges (“GSCs”). PS includes the salaries of State employees of the Executive, Legislative, and Judicial branches, as well as the salaries of temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (i.e., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. GSCs reflect the cost of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operating costs of DOT and the Department of Motor Vehicles (“DMV”) were included in the capital projects fund type and were not reflected in State Operating Funds. The PS estimates reflect current negotiated collective bargaining agreements.

As of December 19, 2016, approximately 94 percent of the State workforce was unionized. The largest unions include the CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; the PEF, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); the UUP, which represents faculty and nonteaching professional staff within the State University system; and the NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

As of December 19, 2016, operating costs for PS/NPS were projected to grow modestly over the financial plan period from $18.7 billion in fiscal year 2017 to $19.2 billion in fiscal year 2020. Most executive agencies were expected to hold spending at fiscal year 2016 levels. The annual increase reflects expected increases for employee health insurance costs and the State’s annual pension payment, as well as costs for the DOH to operate the NYSOH health benefit exchange, continue the transition of administrative functions from local service districts to the State, and operate the new EP.

As of December 19, 2016, the State and the New York State PEF reached a three-year labor agreement that had been ratified by PEF members that included general salary increases of 2 percent in each year (fiscal year 2017, fiscal year 2018 and fiscal year 2019). This agreement followed the one-year retroactive labor agreement authorizing payment of a 2 percent general salary increase to members for the period April 1, 2015 through March 31, 2016. If a pay bill is passed, a revised estimate of financial impacts was, as of December 19, 2016, expected to be reflected with the Updated Financial Plan to be issued in January 2017.

As of December 19, 2016, NYSPIA achieved a multi-year collective bargaining agreement patterned after the State’s 2015 legislative session deals with the State Police Troopers and Commissioned- and Non-Commissioned Officers. The NYSPIA pay bill is expected to provide the same schedule of general salary increases provided to NYSPBA members; specifically, a 2 percent general salary increase for each of fiscal year 2015 and fiscal year 2016, in their entirety, and a 1.5 percent general salary increase for each of fiscal year 2017 and fiscal year 2018, respectively.

As of December 19, 2016, the State was in active negotiations with all other employee unions whose contracts concluded in fiscal year 2016, including the CSEA, UUP, the NYSCOPBA, Council 82, DC-37 Housing and the GSEU. Negotiations also continued with the PBANYS, whose last salary increase was at the end of fiscal year 2015.

As of December 19, 2016, the State was prepared to negotiate fiscally responsible successor agreements with all of these unions. The State Operating Funds cost of providing a 1 percent general salary increase effective in fiscal year 2017 for PEF, PBANYS, CSEA, UUP, NYSCOPBA, Council 82, DC-37 Housing and GSEU and unrepresented M/C employees was approximately $130 million annually.

On June 27, 2016, the CUNY Board of Trustees approved collective bargaining agreements between CUNY and unions representing almost all of CUNY’s faculty and staff. For CUNY senior colleges, these agreements were estimated to cost approximately $250 million for retroactive payments and $150 million in ongoing annual costs. At the request of CUNY, to make resources available for retroactive payments in the academic year ending June 2017, the State expects to advance its planned payment from October 2017 to June 2017, of approximately $250 million planned State support for CUNY senior colleges.

As of December 19, 2016, executive agency operational costs were expected to total $10.1 billion in fiscal year 2017. In fiscal year 2018 spending was expected to increase by $316 million mainly due to increased costs in Medicaid Administration and EP and the Department of Corrections and Community Supervision (“DOCCS”), and repayment to the NYPA. Higher costs in IT Services were the result of the continued statewide IT consolidation.

The most significant changes include:

•

Medicaid Admin/EP: Growth in Medicaid Admin/EP reflects the transitioning of certain functions from the local services districts to the State as part of the ongoing statewide Medicaid Admin takeover initiative, and the implementation of the NYSOH health benefit exchange, the State’s centralized marketplace for health plan shopping and enrollment in accordance with the ACA.

•

State Police: Additional State Police spending was driven by the addition of recruits to the March 2016 and October 2016 State Police Academy classes and overtime costs related to the deployment of additional troopers to New York City for enhanced bridge and tunnel security.

•

Information Technology Services: Increases in IT Services from fiscal year 2017 to fiscal year 2020 are attributable to agency transfers for the continuous statewide IT consolidation, which is offset by efficiencies realized through the IT consolidation.

•

Mental Hygiene: Lower Mental Hygiene agency spending in fiscal year 2017 is the result of there being 26 institutional payrolls in fiscal year 2017 versus the 27 institutional payrolls that occurred in fiscal year 2016.

•	NYPA Repayment: Annual payments to NYPA are pursuant to funding schedules agreed upon by the State and NYPA, and are consistent with Enacted Budget Financial Plan assumptions.

•	State University: Higher SUNY spending reflects anticipated operating needs at SUNY campuses and hospitals supported through campus revenues, State support and hospital revenues.

•	Judiciary: Increases from fiscal year 2017 to fiscal year 2020 reflect salary increases authorized by the New York State Commission on Legislative, Judicial, and Executive Compensation.

•

Division of Military and Naval Affairs (“DMNA”): Increases in DMNA reflected increased security at bridges, tunnels, and airports and the activation of additional National Guard soldiers as a temporary “surge” response to the Chelsea bombing.

Workforce

In fiscal year 2017, $13 billion or 13.5 percent of the State Operating Funds budget was projected to be spent on PS costs. This funding supports roughly 98,000 Full-Time Equivalent (“FTE”) employees under direct Executive control; individuals employed by SUNY and CUNY (43,982) and Independent Agencies (18,276); employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of all Executive agency PS spending occurs in three areas: SUNY, the mental hygiene agencies, and the DOCCS.

General State Charges

Employee fringe benefit payments, many of which were mandated by statute or collective bargaining agreements, include employer contributions for pensions, the State’s employer-share of Social Security, health insurance, workers’ compensation, unemployment insurance, survivors’ benefits fund, employee benefits funds, and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations in the GSCs budget.9 The Judiciary pays its fringe benefit costs directly.

Employee fringe benefits that are paid through GSCs are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include fixed costs for several categories including State payments in lieu of taxes (“PILOT”), payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.

As of December 19, 2016, GSCs were projected to increase at an average annual rate of 5.4 percent over the Updated Financial Plan period, driven primarily by cost increases for workers’ compensation, growing pension contribution levels, and the employer share of costs for employee and retiree health insurance benefits.

In fiscal year 2017, State Operating Funds spending for GSCs was projected to increase by $255 million (3.4 percent). Health insurance increases reflected rising prescription drug costs, greater use of more expensive specialty drugs for chronic conditions, generic drug price inflation, increased outpatient utilization, and increased inpatient/outpatient utilization in Mental Health. Pension cost increases were driven by actual and forecasted salary base assumptions and the repayment of prior-year amortizations, partially offset by an increase in lower cost Tier 6 entrants.

Growth in GSC base spending in fiscal year 2017 had been offset by gap-closing savings of approximately $228 million included as part of the Enacted Budget Financial Plan. The savings were primarily driven by $140 million in lower projected workers’ compensation payments, reflecting the use of available reserves which will be transferred directly to the SIF; and approximately $59 million in interest savings achieved by paying the full State pension bill in April 2016, rather than on the due date of March 1, 2017, net of the final fiscal year 2017 bill issued by OSC in October 2016.

In addition to the actions described above, fringe benefit and fixed cost spending estimates reflect a mix of increasing costs associated with updated baseline growth in health insurance rate renewals and workers’ compensation liabilities, and other downward adjustments which reflect the timing of certain payments from prior years.

As of December 19, 2016, the Updated Financial Plan adjusts anticipated pension expenses from legislation passed in June 2016 which enables eligible members to receive up to three years of extra pension service credit for their active military service. Current year cost estimates had been reduced to $82 million from an initial estimate of $144 million, primarily due to the removal of PFRS costs, which is expected to be incorporated into the base pension bill on a two-year lag (costs incurred in fiscal year 2017 are expected to be billed in fiscal year 2019). The updated estimate also reflects data from the retirement system on actual costs incurred through the end of September 2016. In fiscal year 2017, the State is expected to be billed for ERS costs for State employees and other local employees who participate in Section 25 of the Retirement and Social Security Law (“RSSL”), provided they were honorably discharged, have five years of creditable service, and agree to pay the employee share of such service credit prior to retirement. The State is required to fund the full present value of the benefit as State and local ERS members opt in. The law permits the State to amortize the first year cost of ERS credits over five years at an interest rate determined by the retirement system, which had been set at a rate of 7 percent; however, as of December 19, 2016, the State did not plan to amortize these costs.

[9]	As of July 2015, SUNY Teachers Insurance and Annuity Association - College Retirement Equities Fund (“TIAA-CREF”) and other SUNY fringe benefit costs are no longer paid directly by SUNY, and have been shifted to the central statewide appropriation.

As of December 19, 2016, additional changes reflected in the Updated Financial Plan include updated pension and litigation cost assumptions. Increased pension costs in fiscal year 2017 and fiscal year 2018 were based on the October 2016 pension estimate prepared by OSC and were reflective of increases in the salary base. Outyear pension costs had increased based on a model that reflects updated salary base information and assumes continuation of modest investment returns, as experienced in the past year. Court of Claims and Public Officer’s Law estimates had also been revised upward over the Financial Plan period to reflect updated information on current caseloads and pending payments.

Transfers to other Funds (General Fund Basis)

General Fund transfers help finance the State’s share of Medicaid costs for mental hygiene facilities, debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

A significant portion of the capital and operating expenses of the DOT and DMV were funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”), which received various dedicated tax and fee revenues, including statutory allocations of PBT, motor fuel tax, and highway use taxes. As of December 19, 2016, the Updated Financial Plan included transfers from the General Fund that effectively subsidized the expenses of the DHBTF, as the cumulative expenses of the fund (DOT and DMV capital and operating expenses, and certain debt service on transportation bonds) exceeded current and projected revenue deposits and bond proceeds.

As of December 19, 2016, General Fund transfers to other funds were expected to total $11.1 billion in fiscal year 2017, a $261 million decrease from fiscal year 2016. This decrease was primarily driven by the fiscal year 2016 use of transfers related to multi-year OPWDD disallowance repayments, lower levels of transfers for debt service primarily due to fiscal year 2016 prepayments of fiscal year 2017 expenses, and projected increased capital reimbursements from bond proceeds in fiscal year 2017 resulting in decreased support to capital projects funds from General Fund transfers.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as Empire State Development (“ESD”), the DASNY, and the NYSTA, subject to appropriation. Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of December 19, 2016, total State Operating/All Funds debt service was projected at $5.1 billion in fiscal year 2017, of which approximately $703 million was paid from the General Fund via transfers, and $4.4 billion from other State funds supported by dedicated tax receipts. The General Fund transfer finances debt service payments on General Obligation and service contract bonds. Debt service for the State’s revenue bonds was paid directly from other State funds, subject to appropriation, including Personal Income Tax Revenue and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.

The Updated Financial Plan estimates for debt service spending had been reduced by $132 million in fiscal year 2018 to reflect actual bond sale results and assumed refunding savings. Fiscal year 2017 debt service spending estimates continued to assume the prepayment of $60 million of debt service due during fiscal year 2018.

PRIOR FISCAL YEARS

Cash-Basis Results

General Fund Fiscal Years 2014 through 2016

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

The State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2016

The State ended fiscal year 2016 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $69.7 billion in fiscal year 2016, an increase of $1.8 billion (2.6 percent) from the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $68.0 billion in fiscal year 2016, an increase of $5.2 billion (8.3 percent) from the prior fiscal year, including growth in the level of School Aid ($1.7 billion), growth in General Fund transfers to support Capital Projects ($1.5 billion), growth in local assistance for Medicaid combined with growth in the level of General Fund transfers to support other Medicaid funding ($1.1 billion) and higher costs associated with operating mental hygiene facilities in lieu of reduced Federal revenue ($691 million).

Fiscal Year 2015

The State ended fiscal year 2015 in balance on a cash basis in the General Fund. Aside from variances due to the timing of monetary settlements, General Fund receipts and disbursements in fiscal year 2015 were close to planned levels. The State made the maximum allowable deposit to its rainy day reserves at the close of the year. General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2015, an increase of $6.1 billion (9.8 percent) from the prior year, reflecting the one-time receipt of monetary settlements with financial institutions. General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2015, an increase of $1.6 billion (2.6 percent).

Fiscal Year 2014

The State ended fiscal year 2014 in balance on a cash basis in the General Fund, and maintained a closing balance of $2.24 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $350 million in the Rainy Day Reserve, $87 million in the Community Projects Fund, $21 million in the Contingency Reserve, $45 million reserved for potential retroactive labor settlements, $58 million that has been transferred to a fiduciary fund to account for proceeds realized from a settlement between J.P. Morgan and the State, and $543 million in an undesignated fund balance. The fiscal year 2014 closing balance was $625 million greater than the fiscal year 2013 closing balance, reflecting an increase in the level of available resources to the State.

General Fund receipts, including transfers from other funds, totaled $61.9 billion in fiscal year 2014, an increase of $3.1 billion (5.2 percent) from the prior fiscal year. Tax receipts, including the transfer of tax receipts to the General Fund after payment of debt service, were $3.2 billion (5.8 percent) higher than in the prior fiscal year, reflecting an increase in all major tax categories. Miscellaneous receipts and Federal grants were $347 million lower than the prior fiscal year, reflecting one-time receipts from settlements during fiscal year 2013. Non-tax transfers were $242 million greater than the prior fiscal year, due to the timing of certain transactions.

General Fund disbursements, including transfers to other funds, totaled $61.2 billion in fiscal year 2014, an increase of $2.3 billion (3.9 percent) from the prior fiscal year. This reflected expected growth in various local assistance programs, including education and Medicaid; increased transfers in support of capital projects and debt service; partly offset by reduced costs for agency operations.

State Operating Funds Fiscal Years 2014 through 2016

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Fiscal Year 2016

State Operating Funds receipts totaled $96.6 billion in fiscal year 2016, an increase of $1.6 billion over the fiscal year 2015 results. Disbursements totaled $94.3 billion in fiscal year 2015, an increase of $1.9 billion from the fiscal year 2015 results. The State ended fiscal year 2016 with a State Operating Funds cash balance of $12.6 billion.

Fiscal Year 2015

State Operating Funds receipts totaled $95.0 billion in fiscal year 2015, an increase of $6.1 billion over the fiscal year 2014 results. Disbursements totaled $92.4 billion in fiscal year 2015, an increase of $1.8 billion from the fiscal year 2014 results. The State ended fiscal year 2015 with a State Operating Funds cash balance of $9.9 billion.

Fiscal Year 2014

State Operating Funds receipts totaled $88.9 billion in fiscal year 2014, an increase of $3.9 billion over the fiscal year 2013 results. Disbursements totaled $90.6 billion in fiscal year 2014, an increase of $1.8 billion from the fiscal year 2013 results. The State ended fiscal year 2014 with a State Operating Funds cash balance of $4.8 billion. In addition to the $2.2 billion General Fund balance described above, the State’s special revenue funds had a closing balance of $2.3 billion and the debt service funds had a closing balance of $234 million. The special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the preservation of moneys needed for debt service payments to bond holders.

All Funds Fiscal Years 2014 through 2016

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

Fiscal Year 2016

All Funds tax receipts were $3.6 billion higher than prior year results, including personal income tax collections ($3.3 billion) due to growth in extension payments attributable to tax year 2014 and estimated fiscal year 2015 tax year payments, withholding, and final returns; other taxes ($572 million) from extraordinary growth in large estate tax payments and New York City real estate transfer tax payments; and consumption/use taxes ($340 million) primarily from an increase in taxable auto sales and food and lodging establishments, partly offset by a large, non-recurring refund. An annual decline in business taxes ($619 million) primarily reflects the first year of corporate tax reform. Miscellaneous receipts were $2.2 billion below the prior year due mainly to a larger amount of settlement funds received in fiscal year 2015 ($1.3 billion) and a decline in SIF assessment reserves transferred to the State per the terms of legislation included in the fiscal year 2014 Budget ($750 million). The $2.7 billion annual growth in Federal grants reflects the impact of spending variances, and other timing-related factors.

Through March 2016, All Funds spending was $6.8 billion above the prior year, comprised of State Operating Funds ($1.9 billion), Federal Operating Funds ($3.5 billion), and Capital Projects Funds ($1.4 billion). State Operating Funds local assistance growth includes increases in education ($1.7 billion) mainly for school aid increases, health care ($590 million), and social services ($113 million); offset by decreases in Mental Hygiene agencies ($277 million), DFS ($143 million), higher education ($137 million), and the impact of downward spending reclassifications to account for an increase in Medicaid payments to SUNY Hospitals ($136 million). Higher agency operations’ spending includes an additional institutional payroll ($169 million) and higher PS costs in SUNY ($123 million), State Police ($47 million) and Judiciary ($30 million), as well as budgeted fringe benefit cost increases for pension, health insurance, and litigation ($419 million). The decline in debt service spending from the prior year ($585 million) was largely due to the prepayment of fiscal year 2016 costs in fiscal year 2015. Federal spending growth includes increased spending for health care ($3.7 billion), consistent with the impact of the ACA and new health care costs under the EP, and for education ($472 million), partly offset by a spending decline in Homeland Security and Emergency Services due to lower disaster-related costs ($519 million). Growth in capital projects spending is primarily attributable to the capital infrastructure projects funded with monetary settlement funds ($723 million), ESD ($240 million) for Buffalo Billion projects, and projects related to State and Municipal facilities ($166 million).

Fiscal Year 2015

All Funds tax receipts through March 2015 reflect annual growth in all major tax categories, including personal income tax ($749 million), primarily due to growth in withholding and current estimated payments; consumption/use taxes ($286 million) due to an increase in taxable purchases; business taxes ($244 million) related to higher bank audits; and the payroll tax assessed on businesses located within the MTA region ($66 million). The year-over-year increase of $5.2 billion in miscellaneous receipts was largely attributable to $4.1 billion in additional fines, penalties, and forfeitures (including one-time monetary settlements paid to the State from financial institutions); a $741 million increase in business assessments (including $750 million of SIF assessment reserves transferred to the State pursuant to legislation included in the fiscal year 2014 Enacted Budget); higher bond proceeds receipts to finance Capital Projects ($479 million); and higher abandoned property collections ($120 million). These increases were offset by lower Tribal State Compact Revenue ($321 million) due to the lump sum payments received from the tribal nations immediately following the fiscal year 2014 agreements; a one-time fiscal year 2014 receipt from the State of New York Mortgage Agency (“SONYMA”) ($104 million) from excess MIF reserves; and the continued phase-out of the temporary utility assessment ($178 million). The $4.8 billion increase in Federal grants was a result of increased Federal program spending.

Through March 2015, All Funds spending increased by $6.4 billion over the prior year, derived from a $1.8 billion increase in State Operating Funds spending, a $4.8 billion increase in Federal Operating Funds spending, and a $204 million decrease in Capital Projects Funds spending. The increase in State Operating Funds spending was mainly due to $1.6 billion in higher local assistance spending. The local assistance growth includes higher spending for education ($1.3 billion) and health care ($211 million). The $368 million increase in operational spending was derived from growth in executive-controlled agencies ($164 million), mainly attributable to the fiscal year 2015 2 percent salary increase and higher correctional facility expenses, primarily overtime and inmate medical and prescription drug cost; higher fringe benefit costs ($86 million); increased Judiciary spending

($80 million); and higher SUNY spending ($32 million). Lower debt service spending in fiscal year 2015 was attributable to the continued practice of paying debt service obligations due in future years. The Federal Operating Funds spending increase was primarily attributable to $5.2 billion in higher health care spending as a result of both expanded Medicaid coverage under the ACA, and DSRIP/IAAF payments associated with the recently approved Medicaid waiver. In addition, homeland security spending was $437 million higher, due mainly to a lump-sum pass-through payment to the Long Island Power Authority (“LIPA”). Spending declined in the areas of education ($494 million), due to administrative delays in claims submitted by school districts (primarily New York City), and social welfare ($213 million), mainly due to higher payments occurring in fiscal year 2014. Lower Capital Projects spending occurred in the areas of health care ($322 million); parks and environment ($179 million), due mainly to the timing of payments to the Environmental Facilities Corporation (“EFC”) for the State Revolving Fund Loan program; and higher education ($166 million). This lower spending was partially offset by additional transportation spending ($393 million).

The All Governmental Funds balance through March 2015 was $9.4 billion, $5.3 billion higher than the March 2014 balance. This higher balance was attributable to a combination of a higher opening balance ($159 million), growth in receipts ($11.4 billion), increased financing from other sources ($131 million), and higher spending ($6.4 billion).

Fiscal Year 2014

All Funds receipts for fiscal year 2014 totaled $137.7 billion, an increase of $4.5 billion over fiscal year 2013 results. All Funds tax receipts during fiscal year 2014 were $3.4 billion higher than receipts collected during the prior year, with 80 percent of the growth attributable to higher personal income tax collections ($2.7 billion), due largely to strength in withholding as a result of a strong bonus season in the financial sector, as well as higher extension payments due to taxpayers accelerating income into the 2012 tax year in order to avoid increased Federal rates in 2013. The overall gains in year-over-year personal income tax collections were partly offset by growth in refunds and other offsets related to tax year 2012. Other growth in tax receipts includes higher user tax collections ($484 million) associated with recurring and non-recurring taxable purchases such as auto sales, entertainment activities, and expenses for post-Sandy repair work; and higher other taxes ($375 million), which is attributable to growth in real estate transfer tax liability (particularly in New York City) and growth in estate tax receipts, both in terms of volume and average amount. Decreased business tax receipts ($205 million) were driven by lower gross collections for insurance and bank taxes due to weak 2013 liability payments. Growth in miscellaneous receipts were mainly attributable to the additional Tribal-State revenues pursuant to the recently settled compact agreements ($482 million); partly offset by lower abandoned property collections ($181 million) and the loss of Medicaid payments from Monroe County ($151 million), which entered the State’s Medicaid local cap program in February 2013, thereby eliminating the need for the State to intercept a portion of the county’s sales tax collections in lieu of payment. The remaining growth in receipts is in Federal grants ($946 million), and is generally a result of increased Federal program spending.

All Funds disbursements for fiscal year 2014 totaled $137.5 billion, an increase of $4.4 billion over fiscal year 2013 results. More than half of the $4.4 billion annual increase in All Funds spending during fiscal year 2014 was attributable to higher Federal spending ($2.4 billion), mainly in the areas of Medicaid ($908 million), driven by typical growth factors and increased Federal spending due to the impact of the ACA that went into effect on January 1, 2014; disaster assistance ($525 million) associated with Sandy-related storm recovery activities; public assistance programs ($586 million) as a result of spend out of higher prior year grant awards; and education ($520 million), where payments assumed for fiscal year 2013 were not paid until the early part of fiscal year 2014.

Growth in State Operating Funds local assistance spending was driven mainly by budgeted spending growth in the areas of Medicaid ($363 million) and school aid ($257 million); as well as for transit operating aid costs ($419 million) based on the timing of available resources; and for higher education spending ($185 million) due to the timing of certain payments and increased support for CUNY fringe benefits. Partly offsetting the overall local spending growth was reduced annual costs associated with OPWDD payments ($831 million), primarily reflecting the shifting of certain Medicaid-related program costs to the DOH to be managed under the Global Cap; a shift which was integrated into the fiscal year 2014 Enacted Budget in order to mitigate the impact of reduced Federal reimbursement rates for Medicaid eligible expenses incurred at OPWDD-operated facilities that went into effect April 1, 2013.

Agency operations spending growth reflects higher NPS costs ($284 million) due largely to increased spending by SUNY as a result of the expansion of services being provided at campuses and teaching hospitals; and higher fringe benefits costs ($521 million) generated by higher pension costs from a $119 million prepayment in fiscal year 2014 and a one percent increase in the State’s amortization contribution rate. The debt service annual increase ($262 million) reflects prepayment of fiscal year 2015 debt costs in fiscal year 2014 in order to generate savings. Capital projects spending increased by $211 million from the prior year, which was attributable to growth associated with economic development initiatives; initial grants awarded for the State and Municipal Facilities program; the updating of mental hygiene facilities; the ongoing development of infrastructure within the mental hygiene provider community; and spending to remediate storm-related damage.

The State ended fiscal year 2014 with an All Funds cash balance of $4.0 billion. The $4.8 billion State Operating Funds balance described above was partly offset by a negative capital project funds closing balance of roughly $629 million. The negative balance in the capital projects fund results from outstanding intra-year loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

The fiscal year 2017 Enacted Capital Plan outlines the anticipated capital spending over a five-year period. The total commitment and disbursement levels reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to the fiscal year 2016.

Fiscal Year 2017 Capital Projects Spending

Spending on capital projects was projected to total $12.7 billion in fiscal year 2017, which includes $803 million in “off-budget spending” directly from the proceeds of bonds issued by public authorities. Overall, capital spending in fiscal year 2017 is projected to increase by $3.2 billion (33 percent) from fiscal year 2016.

In fiscal year 2017, transportation capital spending was projected to total $5.2 billion, which represents 41 percent of total capital spending, with economic development comprising the next largest share at 13 percent. Higher education capital spending represents 12 percent of total capital spending and capital spending for parks and the environment represents 6 percent of total capital spending. Other capital spending, which included Special Infrastructure Account investments, accounts for 11 percent of total capital spending. The remaining 17 percent of total capital spending was comprised of spending for health, mental hygiene, social welfare, public protection, education, and general government.

Transportation capital spending was projected to increase by $724 million (16 percent) in fiscal year 2017 due to the implementation of the new DOT capital plan as well as disbursements made by the MTA from the previous transit capital plan.

Parks and environment capital spending is expected to increase $106 million (16 percent) in fiscal year 2017 reflecting spending from additional capital authority provided in the SPIF, Hazardous Waste Remediation Fund, and EPF; as well as spending for drinking water and clean water infrastructure upgrades.

Economic development and government oversight capital spending is projected to increase by $844 million (115 percent). This spending reflects the continued implementation of programs created to promote regional economic development including spending for the Buffalo Billion, the URI, Regional Economic Development Councils, construction of the Nano Utica facility, and SUNY and CUNY 2020 Challenge Grants.

Capital spending for health care is projected to increase by $165 million (154 percent) in fiscal year 2017. The increase is due to initial grant awards for the Health Care Restructuring Program, expected in fiscal year 2017, as well as the phase-in of spending related to the Health Care Facility Transformation Program.

Capital spending for social welfare is projected to increase by $123 million (81 percent) due, primarily, to the implementation of the new Affordable and Homeless Housing Program.

Education capital spending is projected to increase by $361 million (782 percent) in fiscal year 2017. The increase is due to initial spending from the Smart Schools Bond Act, which was approved by voters in November 2014.

Higher education capital spending is projected to increase by $110 million (8 percent). This growth was primarily driven by additional maintenance investments in senior and community college projects.

Capital spending for public protection was projected to increase by $30 million (7 percent) in fiscal year 2017, which is mainly attributable to spending on correctional facilities.

Mental hygiene capital spending is anticipated to increase by $201 million (60 percent). The increase was attributable to the reclassification of $82 million in existing PS and fringe benefit costs of employees whose duties relate to the maintenance and preservation of capital assets at State operated mental hygiene facilities and programs, as well as the ongoing costs related to the reconstruction of the South Beach Psychiatric Center in Staten Island.

General governmental capital spending is projected to increase by $12 million, which is attributable to an increase in the Office of General Services (“OGS”) infrastructure projects, as well as development of IT systems for the Workers’ Compensation Board.

Capital spending for agencies in the All Other category is projected to increase by $501 million (53 percent). The increase is related to projected spending on Special Infrastructure Account investments, including a sizable contribution to the ongoing construction of the New NY Bridge and other capital projects for the State Thruway.

Financing Fiscal Year 2017 Capital Projects Spending

In fiscal year 2017, the State plans to finance 53 percent of capital projects spending with long-term bonds, most of which were expected to be issued on behalf of the State through public authorities (48 percent) and the remainder of which were expected to be issued as General Obligation bonds (5 percent). This measure of authority bonds does not include debt issued by authorities backed by their own non-State resources or on behalf of private clients. Federal aid is expected to fund 14 percent of the State’s fiscal year 2017 capital spending, primarily for transportation. State cash resources, including monetary settlements, were expected to finance the remaining 33 percent of capital spending. Year-to-year, total PAYGO support is projected to increase $825 million, with State PAYGO increasing by $1.1 billion and Federal PAYGO support decreasing by $239 million. Bond-financed spending is projected to increase by $2.4 billion, with authority bond spending increasing by $1.8 billion and General Obligation bond spending increasing by $550 million.

Financing Plan

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks sixth in the U.S. in state debt per capita, behind Connecticut, Massachusetts, Hawaii, New Jersey, and Washington. As of March 31, 2016, total State-related debt outstanding totaled $52.1 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.6 percent of New York personal income. The State’s debt levels are typically measured by the DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits—General Obligation bonds, Personal Income Tax Revenue Bonds, and Sales Tax Revenue Bonds.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”)-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by the DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (“TBTA”) or MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by the DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of the DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for Personal Income Tax Revenue Bonds are NYSTA, DASNY, ESD, the EFC, and the New York State Housing Finance Agency (“HFA”) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new

State-supported debt and State-related debt, approval is required by the State Legislature, the DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (“PACB”) and the State Comptroller.

As of June 29, 2016, the State had never defaulted on any of its General Obligation indebtedness, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes General Obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features. The Debt Reform Act limits the amount of new State supported debt issued since April 1, 2000.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation required 25 percent of State personal income tax receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds.

Legislation enacted in 2007 increased the amount of personal income tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2016, approximately $31.3 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $4.4 billion annually over the next four years, personal income tax coverage is expected to decline from 3.8 times in fiscal year 2017 to 2.9 times in fiscal year 2020. The projected Personal Income Tax Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the Personal Income Tax Revenue Bond program or the Sales Tax Revenue Bond Program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with Personal Income Tax Revenue bonds or Sales Tax Revenue Bonds, but are not counted towards debt service coverage. While the DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the projected coverage below.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created a new Sales Tax Revenue Bond program. This new bonding program replicates certain credit features of personal income tax and the LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that is expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is expected to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements were transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to personal income tax and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

The first Sales Tax Revenue Bonds were issued on October 24, 2013 and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. As of March 31, 2016, $4.3 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 5.0 times in fiscal year 2017 to 3.9 times in fiscal year 2020. While the DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and the State as of June 29, 2016, has no bonds outstanding with a remaining final maturity that was more than 30 years.

General Obligation debt, as of June 29, 2016, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Enacted Capital Plan was authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. The DOB projects that spending authorizations from the remaining bond acts will be virtually depleted by the end of the Enacted Capital Plan.

As of March 31, 2016, approximately $2.7 billion of General Obligation bonds were outstanding. The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2016, approximately $2.1 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to

New York City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by the New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel related-taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2017, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 29, 2016, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings.

Dedicated Highway and Bridge Trust Fund (“DHBTF”) Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2016, approximately $2.5 billion of DHBTF bonds were outstanding. As of June 29, 2016, the State indicated that it had no plans to issue additional DHBTF bonds.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2016, approximately $1.1 billion of Mental Health Facilities Improvement bonds were outstanding. As of June 29, 2016, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement bonds.

A major source of patient revenues for these bonds are Federal Medicaid payments for services delivered by OPWDD. As of June 29, 2016, debt service coverage for fiscal year 2017 was projected at approximately 6.6 times for existing Mental Health Facilities Improvements Revenue Bonds. As noted previously, the Federal CMS engaged the State regarding claims for services provided to individuals in developmental centers operated by OPWDD. In addition to the reduction in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health and Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for Individuals with Developmental Disabilities (“ICF/DD”). As a result of this review, in July 2014, CMS issued the State a disallowance notification in the amount of $1.26 billion. On March 20, 2015, the State and CMS entered into a settlement agreement that resolves the $1.26 billion pending disallowance for fiscal year 2011, and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State has adjusted and will continue to adjust the Federal/State share of future Medicaid costs to reimburse the Federal government $850 million in April 2015, and $100 million annually for each of the next 11 years beginning in fiscal year 2017. The State used $850 million in monetary settlement payments previously set aside for financial risks, to finance the fiscal year 2016 cost of the Federal disallowance settlement.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, will not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of such an extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, the DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $60 million is not included in State debt service payments reported in this Appendix. Annual debt service related to the Lease Revenue Bonds was $94 million in fiscal year 2016. As of March 31, 2016, approximately $682 million of Lease Revenue Bonds were outstanding, which relate to projected annual debt service payments of $65 million in fiscal year 2017, $61 million in fiscal year 2018, $56 million in fiscal year 2019, and $51 million in fiscal year 2020.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt, and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation. The bankruptcy and deteriorating financial conditions of certain hospitals in the Secured Hospital Program (described below) resulted in the State paying approximately $19 million of debt service payments in fiscal year 2016.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between

DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2016, there was approximately $257 million of bonds outstanding for this program.

Tobacco Settlement Financing Corporation (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the MBBA, through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carry a final nominal maturity of 19 years and have an expected final maturity of 13 years, based on optional redemptions (i.e., an expected final maturity in calendar year 2018). The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. Various manufacturers, including the original participating manufacturers, made reduced payments annually starting in 2006 to states and territories, or have deposited payments into a special disputed payments account. The amounts deposited into the special disputed payments account have been on average ten percent of annual tobacco settlement payments due to the State. On September 11, 2013, an arbitration panel found that the State was “diligent” in enforcing its qualifying statute relating to the first payment that was withheld. As a result of the arbitration decision, the State received approximately $50 million in April 2014.

On October 20, 2015, the State and the participating manufacturers announced a settlement of all outstanding disputes between them concerning Non-Participating Manufacturers (“NPM”) Adjustments and related deposits in the disputed payment account relating to all prior sales years under the Master Settlement Agreement. As a result of the settlement, the State received approximately $300 million in April 2016, which is expected to be used to redeem outstanding tobacco bonds. Going forward, the settlement results in a discount to annual payments tied to total in-state sales of cigarettes manufactured and sold on Native American reservations to New York consumers. The settlement eliminates future deposits into the special disputed payments account and eliminates any arbitration proceedings. The DOB does not expect the discount related to the settlement to affect the repayment of the TSFC bonds. As of March 31, 2016, approximately $1.4 billion of TSFC bonds were outstanding. The DOB does not anticipate that the State will be called upon to make any payment, pursuant to the contingency contract in fiscal year 2017.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 29, 2016, there had never been a payment default on any moral obligation debt of any public authority. The DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. As of June 29, 2016, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2017. As of March 31, 2016, approximately $2 million of moral obligation debt was outstanding.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of June 29, 2016, the State indicated that it had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2016, JDA had approximately $6 million of bonds outstanding. The DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2017.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances totaling $4.5 billion are planned to finance new capital project spending in fiscal year 2017, an increase of $1.3 billion (42 percent) from fiscal year 2016, that includes large capital programs for healthcare and the Smart Schools Bond Act that are expected to begin spending in fiscal year 2017. It was anticipated that the State will finance capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in fiscal year 2017. Personal Income Tax and Sales Tax issuances were expected to include capital projects previously financed through the DHBTF Bonds credit and Mental Health Facilities Improvement Revenue Bonds credit.

The bond issuances were expected to finance capital commitments for transportation infrastructure ($1.3 billion), education ($1.3 billion), mental hygiene and health care facilities ($533 million), economic development ($732 million), the environment ($283 million), and State facilities and equipment ($287 million).

As of June 29, 2016, the State indicated that over the next four years, new debt issuances were projected to total $25.1 billion. New issuances were primarily for transportation infrastructure ($7.4 billion), education facilities ($7.3 billion), economic development ($4.1 billion), the environment ($1.6 billion), mental hygiene and health care facilities ($3.0 billion), and State facilities and equipment ($1.6 billion).

As of June 29, 2016, the State expected to finance all of its bond-financed capital needs in fiscal year 2017 through only three highly-rated programs - Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation bonds.

State-Related Debt Service Requirements

As of June 29, 2016, State-related debt service was projected at $5.7 billion in fiscal year 2017, a decrease of $463 million (7.5 percent) from fiscal year 2016. This was due, in large part, to debt service prepayments which resulted in higher debt service requirements in fiscal year 2016, when the payments occurred, and lower debt service costs in fiscal year 2017. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances, and may also elect to make payments earlier than contractually required. In fiscal year 2017 and beyond, the State expects to use three principal bonding programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds—to fund all bond-financed capital spending. Other bonding programs are expected to be phased out over time.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 29, 2016, the limit on debt instruments which resulted in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements were also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $50.2 billion as of March 31, 2016 resulted in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding State-supported debt). As of March 31, 2016, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2016, the State’s Authorized issuers had a notional amount of $1.8 billion in interest rate exchange agreements. Overall, the State’s swap exposure was expected to decline from 3.6 percent in fiscal year 2016 to 2.2 percent in fiscal year 2020.

As of June 29, 2016, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement resulted in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). If the variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty offset each other, the State is left with the synthetic fixed rate payment. The two variable rate components do not always precisely offset each other, which may result in an amount owed by the State in addition to the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

As of June 29, 2016, the State indicated that it had no plans to increase its swap exposure.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.3 percent of outstanding debt from fiscal year 2016 through fiscal year 2020. The debt that is charged against the variable rate cap represented the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap— $1.8 billion— were not included in the variable rate cap.

As of June 29, 2016, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 29, 2016, the State indicated that it had no plans to issue additional variable rate debt.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the fiscal year 2017 Enacted Budget, statutory bond authorizations on State-supported debt were raised by $8.7 billion across multiple programmatic purposes. The bonded indebtedness (and related capital spending) from the new authorizations is expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report (“CAFR”). Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2015 (with respect to the JDA as of March 31, 2016), each of the 19 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $179 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted post-2004 includes 26 special acts authorizing bond issuances to finance local government operating deficits, most recently for the Village of Suffern. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within localities.

The Buffalo Fiscal Stability Authority exercised Control Period powers with respect to the City of Buffalo from 2004 through Buffalo’s 2012 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. Since that court’s determination, NIFA had exercised Control Period powers over Nassau County.

As a result of past fiscal difficulties, Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which, as of December 19, 2016, perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. As of December 19, 2016, the impact on the State of any possible requests made by localities in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Updated Financial Plan projections.

The City of Yonkers (“Yonkers”) no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “Yonkers School District”) is fiscally dependent upon Yonkers as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized Yonkers, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the Yonkers School District’s general fund as of June 30, 2014. Subject to certain conditions that were satisfied, the fiscal year 2015 Enacted Budget provided an additional $28 million to Yonkers over other education aid provided by the State for the support of the Yonkers School District for Yonkers fiscal year 2015. Legislation enacted in 2015, provided another $25 million to Yonkers for the support of the Yonkers School District for Yonkers fiscal year ending 2017, subject to Yonkers submitting a comprehensive financial plan that provided for continuity of educational services and receiving approval of that plan from the Director of the Budget. As of December 19, 2016, the plan had been submitted and approved by the State Director of the Budget.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of December 19, 2016, the Restructuring Board was reviewing or has completed reviews for seventeen municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

The OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 59 local governments (10 counties, 11 cities, 20 towns, 18 villages) and 82 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2015. The vast majority of entities scored by OSC (93 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in fiscal year 2017 or thereafter.

For the purpose of this “Litigation and Arbitration” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold described above. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the second paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2016 or thereafter. The Basic Financial Statements for fiscal year 2016, which the OSC expected to issue by July 29, 2016, is expected to report possible and probable awarded and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2017 Financial Plan. The State believes that the Fiscal Year 2017 Enacted Budget includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2017. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2017 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2017 Enacted Budget.

Real Property Claims

There were several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff.

During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims:

City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the United States Supreme Court denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. See 132 S. Ct. 452 (2011).

The Oneidas petitioned the US government to have the Department of the Interior (“DOI”) take lands into trust that it had purchased on the open market, which lie within the bounds of the former reservation. An administrative decision by the DOI granted this request, taking about 17,000 acres into trust. This administrative action was thereafter challenged in an affirmative federal Administrative Procedure Act (“APA”) action, State of New York v. Jewell, No. 08-cv-644 (N.D.N.Y.), by the State, the Counties, local governments, and some citizen’s groups in a number of consolidated APA lawsuits. On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement placed a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement had been approved by the State Legislature, and was approved by the Federal Court on March 4, 2014 in State of New York v. Jewell, No. 08-cv-644, 2014 U.S. Dist. LEXIS 27042 (N.D.N.Y. Mar. 4, 2014).

There were three cases challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al. (Sup. Ct., Albany Co.), the plaintiffs are citizen taxpayers, voters, and two towns. The defendants answered and moved for summary judgment which was granted in a Decision/Order/Judgment on June 27, 2014 dismissing all claims in the complaint and denying plaintiffs’ cross-motion to amend. Plaintiffs filed a Notice of Appeal on March 17, 2015. In an opinion and order entered December 17, 2015, the Appellate Division, Third Department affirmed Supreme Court’s judgment upholding the settlement agreement and dismissing the action. On March 1, 2016, the Appellate Division, Third Department denied plaintiffs’ motion for re-argument or leave to appeal. Plaintiffs thereafter moved in the Court of Appeals for leave to appeal. The Court of Appeals denied Plaintiff’s motion for leave to appeal, with costs, on June 9, 2016. This case has concluded.

In Schulz v. New York State Executive, et al., (Sup. Ct., Albany Co.), plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution. In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days. The counties disputed whether they were properly served and the tribes appeared to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court. On November 5, 2014, the court dismissed the remainder of the action in its entirety.

The petitioner appealed. By opinion and order entered April 7, 2016, the Appellate Division, Third Department affirmed the dismissal of the action. On May 2, 2016, petitioner appealed to the Court of Appeals, asserting a significant constitutional question. On June 23, 2016, the Court of Appeals dismissed the appeal on the ground that no substantial constitutional question was directly involved. This case has concluded.

In Kaplan v. State of New York (Sup. Ct., Oneida Co.), plaintiff is a citizen taxpayer and voter who claims that the settlement agreement violates the State Constitution by delegating the State’s taxing power. On July 16, 2015, the State filed a motion to dismiss the complaint on several grounds, including laches, comity and failure to state a claim. Defendants’ motion to dismiss was fully briefed and argued on September 16, 2015. The Oneida County Supreme Court dismissed the plaintiff’s claims and issued declaratory judgment in favor of the State on February 19, 2016, finding that the State did not violate the State Constitution by contracting away its power to tax when it entered into the Oneida Settlement Agreement. On March 17, 2016, plaintiff filed a notice of appeal.

Plaintiff filed his brief in the Appellate Division, Fourth Department, on June 14, 2016. The State’s responding brief was filed August 17, 2016 and plaintiff’s reply brief was filed August 30, 2016.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga, and Oneida was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which was expected to proceed through discovery and additional motion practice.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. As of December 19, 2016, the land claim had been stayed through at least February 22, 2017 to allow for settlement negotiations.

On May 28, 2014, the State, the NYPA and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

In Shinnecock Indian Nation v. State of New York, et al. (EDNY), plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants’ motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The Shinnecock appeal to the Second Circuit was reinstated and, on October 28, 2015, the Second Circuit affirmed the District Court’s decision dismissing plaintiff’s claim. On March 25, 2016, plaintiff filed a petition for a writ of certiorari in the United States Supreme Court from the Second Circuit’s decision. On June 27, 2016, the Supreme Court denied plaintiff’s petition for certiorari.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of Article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. The parties submitted their proposed findings of fact on October 28, 2015. Plaintiffs’ memorandum of law was filed on November 27, 2015 and defendants’ memorandum of law was filed on January 25, 2016. Plaintiffs’ reply memorandum was submitted on February 9, 2016. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016 with the Appellate Division, Third Department.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. As of December 19, 2016, the State’s appeal was pending. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights v. New York, discussed below.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law § 2023-a (the “Tax Cap Law”), which imposes a 60 percent super-majority requirement on school districts which seek to raise their tax levies above the previous year’s levy by the lesser of 2 percent or the rate of inflation violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statute would interfere with local control of education financing and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants moved to dismiss the First Amended Complaint and plaintiffs moved to further file and serve a Second Amended Complaint to add a challenge to newly enacted Education Law § 2023-b (“Tax Freeze Law”).

On September 23, 2014, Supreme Court Justice McGrath issued a Decision and Order which (1) granted defendants’ motion to dismiss the First Amended Complaint which challenged the constitutionality of the Tax Cap Law; and (2) granted the plaintiffs’ leave to serve a Second Amended Complaint to add a challenge to the Tax Freeze Law. Defendants then moved to dismiss the Second Amended Complaint and, by order to show cause, plaintiffs have moved for a preliminary injunction, but not a temporary restraining order, seeking to enjoin enforcement of the Tax Cap Law and the Tax Freeze Law. Both motions were argued on February 24, 2015. By Decision and Order dated March 16, 2015, Supreme Court granted the defendants’ motion to dismiss the Second Amended Complaint, and denied the plaintiffs’ motion for a preliminary injunction.

Plaintiffs filed a Notice of Appeal to the Third Department on March 24, 2015. The case had been fully briefed and was argued in the January 2016 term. By opinion and order entered May 5, 2016, the Appellate Division, Third Department (with one judge concurring in part and dissenting in part) affirmed the dismissal of the complaint. On May 25, 2016, plaintiffs filed a notice of appeal to the Court of Appeals. On October 20, 2016, that Court dismissed the appeal on the ground that it did not directly involve a substantial constitutional question.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenged legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed GEAs decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State had an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the GEA and caps on State aid and local property tax increases were unconstitutional. The Plaintiffs sought an injunction requiring the State to eliminate the GEAs and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs seek to enjoin defendants from enforcing: (1) the GEA set forth in N.Y. Education Law § 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law §§ 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education Law § 3602(1)(dd) & 18. On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By Decision and Order dated August 8, 2014, the Court granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.

By letter dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. By separate order dated November 17, 2014, Supreme Court, New York County also granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding. Defendants filed Notices of Appeal of both November 17, 2014 decisions on December 15, 2014. Defendants filed Answers to the Amended Complaint and to Yonkers’ Intervenor Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.

Plaintiffs moved for partial summary judgment, pre-discovery, on May 29, 2015. Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015. Defendants also moved for a stay of the litigation pending the outcomes of the pending appeals. Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015. The court denied both parties’ motions for partial summary judgment on November 20, 2015. The court also denied defendants’ motion for a stay on November 20, 2015. The court held a preliminary conference on February 3, 2016. On April 5, 2016, following the submission of a stipulation by the parties, the court stayed the case pending the outcome of the appeal before the First Department.

On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and NYSER could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. As of December 19, 2016, the parties had entered into a stay of trial proceedings pending disposition of the appeal.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the “reserve bed patient day adjustment”, which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The Supreme Court directed the defendant to re-compute Medicaid rates for the plaintiff’s facilities, and that re-computation was completed in October 2013. The parties were conducting discovery. Plaintiffs brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by the DOH staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff. The State had filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. As of December 19, 2016, the motion had been granted and the State had filed a notice of appeal.

In April and May 2015, the Supreme Court, New York County, administratively consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al. With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, the DOH performed additional rate calculations that incorporated Petitioners’ reserved bed day interpretation and similar calculations by the DOH for additionally consolidated cases, referred to under the heading of the Lead Petitioner (Cabrini), were also performed by the DOH.

In March 2016, over 600 nursing home facilities, including all of the Kateri plaintiffs, entered a “universal settlement” with the State, resolving all issues concerning nursing home rate reimbursement unless specifically excluded from the settlement by agreement of the parties. The Kateri plaintiffs and the State agreed to exclude one issue, called “facility specific rebasing claims,” and agreed to cap potential liability for that issue at no more than $15 million inclusive of all fees and costs. The parties filed a stipulation on June 22, 2016 setting forth a proposed briefing schedule for a motion to determine that issue with all papers due by August 12, 2016, and the next scheduled court conference was adjourned to September 21, 2016. Pending completion of settlement discussions of the remaining “facility specific rebasing claims” issue, the parties anticipate agreeing to defer the briefing schedule and the next court date is December 21, 2016.

Family Assistance

In Velez v. Roberts (Sup. Ct., New York Co.), plaintiffs allege violations of Social Services Law §350(1)(a) and the State APA and seek judgment that OTDA is failing to meet its statutory obligation to provide an adequate shelter allowance because that allowance and the Family Eviction Prevention Supplement (“FEPS”), used to supplement shelter allowance benefits, have not been increased since 2005 and 2004, respectively. On February 16, 2016, the State defendants moved to dismiss the State APA claims on statute of limitations grounds and three of the four requests for declaratory relief based on lack of justiciability and separation of powers. The State defendants also have sought joinder of the New York City Human Resources Administration as a necessary party. The motion was fully submitted to the Supreme Court on May 4, 2016. On May 30, 2016, plaintiffs served their first documents requests and interrogatories. As of December 19, 2016, the parties were engaged in settlement negotiations.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiff’s motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State has moved for summary judgment in the Northern and Western District cases. The plaintiffs have moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that were not the legitimate direct and indirect costs of the Insurance Department. By decision and order dated March 25, 2015, plaintiffs’ motion for summary judgment was denied, defendant’s motion for summary judgment was granted, and plaintiffs’ third amended complaint was dismissed. On March 27, 2015, the State received plaintiffs’ notice of appeal. On October 27, 2016, the Appellate Division, Third Department affirmed the Supreme Court’s judgment dismissing the third amended complaint. On November 22, 2016, plaintiffs moved for reargument or leave to appeal to the Court of Appeals, which the State has opposed. The motion was submitted to the Court on December 12, 2016.

The State had entered into a settlement with the intervenor-plaintiffs pursuant to which it had agreed to reduce the amount of the challenged assessments by $120 million over the next ten years. On May 14, 2015, a stipulation of discontinuance of the action by the intervenor plaintiffs was filed.

Canal System Financing

American Trucking Association v. New York State Thruway Authority, 13-CV-8123 (SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of the United States Constitution because of the Thruway Authority’s use of revenues from Thruway Authority tolls to maintain and improve the State’s canal system. The District Court granted defendant’s motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to District Court for further proceedings.

Following the Second Circuit’s remand, plaintiffs filed a motion for partial summary judgment on December 9, 2015. Defendants filed an opposition and cross-motion for summary judgment on February 15, 2016. Briefing on the motion and cross-motion were fully submitted as of April 1, 2016. In an August 10, 2016 decision, the District Court concluded that the claims were not barred by limitations or laches and that, to the extent that the tolls collected from interstate truckers were used to maintain the canal system, the incorporation of those expenses into the Thruway’s toll rates, and their collection from the plaintiffs, violates the dormant commerce clause of the United States Constitution.

As of December 19, 2016, discovery was underway. Plaintiffs’ motion for class action certification was filed with the District Court on September 6, 2016. Defendants’ response was filed on November 18, 2016 and plaintiffs’ reply, if any, was due by February 3, 2017. A trial on the issue of damages was scheduled to begin in March 2017.

* * * * *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Filed under Rule 497(c)
File Nos. 2-96408
and 811-04254

March 31, 2017

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Class A (SLMMX), Class C (SMALX), Class FI (—), Class I (LHMIX) and Class IS (LHISX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of Western Asset Massachusetts Municipals Fund (the “fund”), dated March 31, 2017, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. Prior to October 5, 2009, the fund was known as “Legg Mason Partners Massachusetts Municipals Fund.” Prior to August 1, 2012, the fund was known as “Legg Mason Western Asset Massachusetts Municipals Fund.”

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/mutualfundsliterature. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The fund is classified as non-diversified under the 1940 Act.

The fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of the fund’s investment strategies in its Prospectus.

Investment Objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of the fund.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years.

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

1

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated

2

industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

Tender option bonds represent securities issued by a special purpose trust formed for the purpose of holding securities (typically municipal bonds or other municipal securities) that are contributed to the trust by a fund or another third party. The trust typically issues two classes of securities: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are generally sold to third party investors (often money market funds), and residual interests (also referred to as “inverse floaters”), which are generally held by the fund that contributed securities to the trust. The short-term floating rate interests typically have first priority on the cash flow from the municipal bonds or other securities held by the trust, and the remaining cash flow less certain expenses is paid to holders of the residual interests. If a fund is the seller of the municipal bonds or other securities to the trust, it receives the proceeds from the trust’s sale of the floating rate interests, less certain transaction costs. These proceeds are frequently used by the fund to invest in other securities.

Residual interests in tender option bond trusts in which a fund will invest will pay interest or income that, in the opinion of counsel to the trust, is exempt from regular federal income tax. Neither the fund, nor the manager, nor the subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the fund, but will rely on the opinion of counsel to the applicable trust.

Typically, a liquidity provider is engaged to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as the failure to remarket a certain percentage of the

3

floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the tender option bond trust, or certain regulatory or tax events. A fund participating in a tender option bond transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the floating rate interests. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds or other securities held by the tender option bond trust or to cause the tender option bond trust to sell the securities and distribute the proceeds to the liquidity provider.

Tender option bond transactions may be effected on a recourse or non-recourse basis. In a recourse transaction, the fund typically enters into an agreement, requiring the fund to pay the liquidity provider an amount equal to any loss suffered by the liquidity provider in connection with the transactions described above. The net economic effect of this agreement is to treat the fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events (such as a downgrading of securities held by the trust or a failed remarketing of the floating rate interests, which would most likely be due to an adverse change in interest rates) but not others (such as a default of the securities held by the trust). Such an arrangement may expose the fund to a risk of loss that exceeds its investment in the tender option bond residual interests.

In a non-recourse transaction, a fund would not be required to pay the liquidity provider in the event that it suffers a loss. However, a fund might incur a loss if the liquidity provider liquidates the tender option bond trust at an inopportune time. Even if a tender option bond transaction was entered into on a non-recourse basis, under certain circumstances it might be in a fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the trust at that time.

Transactions in the short-term floating rate interests of tender option bonds are generally facilitated by a remarketing agent for the tender option bond trust, which sets an interest rate for the securities, typically on a weekly basis. Holders of the floating rate securities usually have the right to require the trust or a specified third party acting as agent for the trust (such as the liquidity provider) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the tender option bond trust and to the fund, as described above. A fund participating in a tender option bond transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the tender option bond trust.

If a fund purchases all or a portion of the short-term floating rate securities sold by the trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the trust in exchange for a proportionate amount of the municipal bonds or other securities held by the trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” These rules may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing tender option bond trust programs. If, in response to the Volcker Rule or otherwise, alternative structures for tender option bond financings are developed, new sponsors of tender option bond trusts are found or alternative forms of leverage become available to a fund, a fund may enter into transactions employing any or all of those new investment strategies. Using those strategies may be more or less advantageous to a fund than obtaining leverage through existing tender option bond transactions.

4

Tender option bond transactions constitute an important component of the municipal bond market.

Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect a fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

5

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable nature of the instruments, when prevailing interest rates decline, the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Custodial Receipts

The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

6

The fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and

7

demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to

8

claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

9

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

10

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Massachusetts and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

Massachusetts. The fund invests a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

11

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the Commonwealth of Massachusetts’ credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. Recently, Puerto Rico has defaulted on certain agency debt payments and the Governor has warned that Puerto Rico will be unable to meet additional pending obligations, including under general obligation bonds, if it is unable to restructure its debt. If issuers of Puerto Rico municipal securities held by a fund default on their obligations, the fund may lose the value of those investments.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 161,786 in July 2015. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and most recently decreased to 7.7% in December 2014.

12

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory have been downgraded due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 103,574 in July 2015.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Island’s gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries.

Other Debt and Fixed Income Securities

The fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

13

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults

14

from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a

15

decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has,

16

however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. The fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash

17

necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in its Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility otherwise adversely affect their performance or disrupt markets.

In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule is adopted and goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

18

•

Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•

The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•

The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•

Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund.

19

•

Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter ( “OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

•

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

•

Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

•

Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

•

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•

Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and

20

manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss. For example, if the market price of

21

the security underlying a put option written by the fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by the fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for the fund to enter into any closing transaction.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at

22

a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of the fund’s portfolio. If the subadviser wishes to shorten the duration of the fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of the fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for

23

the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. The fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. See “Options on Swaps” below.

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the

24

preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The fund may write (sell) and purchase put and call swaptions. The fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the fund’s use of options.

Depending on the terms of the particular option agreement, the fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that the fund may be engaged in at any time, the segregation of assets does not reduce the risks to the fund of entering into transactions in Financial Instruments.

Turnover. The fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may

25

cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value

26

depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. The fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Illiquid Assets

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on the fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

27

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

The fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may borrow on a secured or on an unsecured basis. If the fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the fund’s portfolio. In a reverse repurchase transaction, the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI,

28

the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may

29

limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments. Even though the fund does not generally invest in securities of issuers located in Europe, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets. The fund may be susceptible to these events to the extent that the fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Equity Securities

Although the fund invests principally in fixed income securities and related investments, the funds may from time to time invest in or receive equity securities and equity-like securities. Equity securities may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may

30

temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptances or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for the fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Diversification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

31

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

32

Commodity Exchange Act Regulation

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

If the fund’s operators were to lose their ability to claim this exclusion with respect to the fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements, compliance obligations and expenses for the fund.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the fund’s systems.

Cybersecurity incidents affecting the fund’s manager, the subadviser, other service providers to the fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the fund and its shareholders, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business and the fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental

33

and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the fund’s manager and the subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

34

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

(8) Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

35

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

36

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries or groups of industries. The fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities set forth in (8) above, the fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund has adopted the following non-fundamental investment policies:

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The fund monitors the portion of the fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

If at any time another registered open-end investment company that is part of the same group of investment companies as the fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

37

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2015 and November 30, 2016, the fund’s portfolio turnover rates were as follows:

2015 (%)	2016 (%)
15	3

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund) (an “Independent Trustee”) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Elliott J. Berv Born 1943	Trustee and Chairman of the Board	Since 1989 (Chairman of the Board since 2016)	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	48	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	48	None

38

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)	48	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	48	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	48	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	48	None

39

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	48	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	48	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

40

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)	48

Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology)

(2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology)

(1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	48	None

41

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	144	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Ms. Trust is an “interested person” of the fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Born 1978 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel—U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

43

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer and Treasurer	Since 2011 and 2017	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each Trustee, except for Ms. Trust, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Ms. Trust, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the fund, with a view to ensuring continuity of representation by board members of

44

predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the fund, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Ms. Trust is an interested person of the fund. Independent Trustees constitute more than 75% of the Board. Mr. Berv serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The

45

Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the subadviser.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

46

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment programs and business affairs. The Board has emphasized to the fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall oversight of the Board or the applicable committee, the fund, or the manager, the fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as the fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 5 times during the fund’s fiscal year ended November 30, 2016. Each of the Audit, Governance and Performance Committees met 4 times during the fund’s last fiscal year.

47

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None
Jane F. Dasher	None	Over 100,000
Mark T. Finn	None	None
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over 100,000
Diana R. Harrington	None	Over 100,000
Susan M. Heilbron	None	50,001-100,000
Susan B. Kerley	None	Over 100,000
Alan G. Merten	None	Over 100,000
R. Richardson Pettit	None	Over 100,000

Interested Trustee:
Jane Trust	None	Over 100,000

As of December 31, 2016, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

For serving as a trustee of the fund and other funds in the fund complex, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. They are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of trustee compensation periodically and trustee compensation may change from time to time. Ms. Trust, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for her service as Trustee. The fund pays its pro rata share of the Trustees’ fees and expenses based upon asset size.

Officers of the Trust receive no compensation from the fund.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from the Fund(1) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Funds in the Fund Complex Overseen by Trustee(3)
Independent Trustees:
Elliott J. Berv	236	None	362,552	50
Jane F. Dasher	194	None	296,000	50
Mark T. Finn	194	None	296,000	50
Stephen Randolph Gross	206	None	316,000	50
Richard E. Hanson, Jr.	194	None	296,000	50
Diana R. Harrington	204	None	314,750	50
Susan M. Heilbron	206	None	316,000	50

48

Name of Trustee	Aggregate Compensation from the Fund(1) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Funds in the Fund Complex Overseen by Trustee(3)
Susan B. Kerley	206	None	316,000	50
Alan G. Merten	194	None	296,000	50
R. Richardson Pettit	194	None	296,000	50

Interested Trustee:
Jane Trust(4)	None	None	None	149

(1)	Information is for the fiscal year ended November 30, 2016.

(2)	Pursuant to prior retirement plans, the fund made payments to former trustees for the fiscal year ended November 30, 2016 of $121.

(3)	Information is for the calendar year ended December 31, 2016.

(4)	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the manager.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

As of February 28, 2017, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of each class of the fund.

To the knowledge of the fund, as of February 28, 2017, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Class (%)
A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	32.04

A	AMERICAN ENTERPRISE INVESTMENT SVC 2ND AVE S MINNEAPOLIS MN 55402-2405	15.37

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	11.61

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.73

A	NFS LLC FEBO PHYLLIS G REDSTONE BOSTON MA 02210-2256	5.93

49

Class	Name and Address	Percent of Class (%)
C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	27.53

C	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	17.23

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	14.99

C	LPL FINANCIAL OMNIBUS CUSTOMER 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.08

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.43

I	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	43.81

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	17.08

I	NATIONAL FINANCIAL SERVICES CORP 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	15.05

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.86

I	LPL FINANCIAL OMNIBUS CUSTOMER 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.22

On February 28, 2017, to the Trust’s knowledge, the following persons owned of record or beneficially 25% or more of the outstanding shares of the fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the fund or who are otherwise deemed to “control” the fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.

50

Name and Address	Percent of Fund Held (%)
MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	27.00

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund and provides certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a subadvisory agreement, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

51

For its services under the Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets ($)	Fee Rate (% of average daily net assets) (%)
First 500 million	0.50
Over 500 million	0.48

The manager may reimburse the fund or waive all or a portion of its management fees.

For the fiscal years below, the fund paid management fees to the manager as follows:

Fiscal Year Ended	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Fee Waivers/Expense Reimbursements) ($)
November 30, 2016	525,379	(102,154)	423,225
November 30, 2015	416,506	(105,913)	310,593
November 30, 2014	407,064	(119,667)	287,397

Any expense limitation arrangements in place during the fund’s past three fiscal years can be found in the fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser pursuant to a subadvisory agreement (the “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

The Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any

52

investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by the fund, net of any waivers and expense reimbursements.

Investment Professionals

The following table sets forth additional information with respect to the investment professionals responsible for the day-to-day management of the fund. Unless noted otherwise, all information is provided as of November 30, 2016.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (billions) ($)
Robert E. Amodeo	Registered investment companies	20	14.7	None	None

	Other pooled investment vehicles	1	0.13	None	None

	Other accounts	12	3.7	None	None

David T. Fare	Registered investment companies	17	14.0	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	2	1.4	None	None

S. Kenneth Leech	Registered investment companies	105	155.2	None	None

	Other pooled investment vehicles	273	90.3	7	1.6

	Other accounts	612	179.2	68	18.4

Investment Professional Compensation

With respect to the compensation of the fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with

53

total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or

54

the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the fund by each investment professional responsible for the day-to-day management of the fund as of November 30, 2016.

Investment Professional	Dollar Range of Ownership of Securities ($)
Robert E. Amodeo	None
David T. Fare	None
S. Kenneth Leech	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees;

55

audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’

56

written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, Service Agents may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

LMIS has agreements in place with Service Agents defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These Service Agents then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund. LMIS, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular Service Agent. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of

57

their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. It is likely that Service Agents that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for Service Agents and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

As of December 31, 2016, LMIS, LMPFA or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund in the Legg Mason fund complex. This list of Service Agents will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2016 are not reflected.

Acadia Life Limited

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

AIG Advisor Group, Inc.

Ameriprise Financial Services, Inc.

AXA Equitable Life Insurance Company

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP d/b/a Commonwealth Financial Network

Delaware Life Insurance Company (F/K/A Sun Life Assurance Company of Canada (U.S.))

First MetLife Investors Insurance Company

58

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Goldman Sachs & Co.

The Guardian Insurance & Annuity Company, Inc.

H.D. Vest Investment Securities, Inc.

Hantz Financial Services, Inc.

Janney Montgomery Scott LLC

Jefferson National Life Insurance Company

JP Morgan Securities LLC

The Lincoln National Life Insurance Company

Lincoln Benefit Life Company

Lincoln Retirement Services Company LLC

Lincoln Variable Insurance Products Trust

Lincoln Life & Annuity Company of New York

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MetLife Insurance Company USA

MetLife Investors USA Insurance Company

Midland National Insurance Company

Minnesota Life Insurance Company

Morgan Stanley Smith Barney LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

The Ohio National Life Assurance Corporation

The Ohio National Life Insurance Company

Oppenheimer & Co. Inc.

Pacific Life Insurance Company

Pacific Life & Annuity Company

PFS Investments, Inc.

Principal Securities, Inc.

Protective Life Insurance Company

Raymond James and Associates, Inc.

Raymond James Financial Services, Inc.

Security Benefit Life Insurance Company

UBS Financial Services, Inc.

U.S. Bancorp Investments, Inc.

Voya Financial Partners, LLC

Voya Insurance and Annuity Company

Voya Retirement Advisors, LLC

Voya Retirement Insurance and Annuity Company

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

Winterbotham Trust Company Limited

LMIS, LMPFA or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the funds. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

59

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the fund.

Dealer Commissions and Concessions

From time to time, the fund’s distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund or a managed account strategy of which the fund is part. Such concessions provided by the fund’s distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the fund’s distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.70% of the average daily net assets of the fund attributable to Class C shares and not to exceed 0.25% of the average daily net assets of the fund attributable to Class FI shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund also may make payments to the distributor, Service Agents, and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred by the distributor (or others) pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

60

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the fund pursuant to the 12b-1 Plan in effect during the fiscal year ended November 30, 2016:

Class	Service and Distribution Fees Incurred ($)
Class A	93,805
Class C	103,266

No information is presented for Class FI shares of the fund because no Class FI shares of the fund were outstanding during the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Class A	93,397	0	33,779	284	127,460
Class C	89,387	11,960	15,683	68	117,098

No information is presented for Class FI shares of the fund because no Class FI shares of the fund were outstanding during the fiscal year ended November 30, 2016.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

For the fiscal years ended November 30	Total Commissions ($)	Amounts Retained by LMIS ($)
2016	113,022	12,186
2015	77,767	5,143
2014	76,932	5,495

61

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2016	20,000
2015	0
2014	3,908

Class C Shares

For the fiscal years ended November 30	Amounts Retained by LMIS ($)
2016	3,509
2015	229
2014	1,176

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights.

62

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first, and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of clients. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics applicable to personnel of the fund, the manager, the subadviser and the distributor and to the Independent Trustees of the Trust are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the fund. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and the fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on www.leggmason.com/mutualfunds (click on the name of the fund) and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

63

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the Appendix to the Prospectus: Waivers and Discounts Available from Certain Service Agents.

The distributor and Service Agents may receive a portion of the sales charge as described in the fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). For additional information regarding waivers of contingent deferred sales charges, see “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold at net asset value without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. Class C shares are not available for purchase through LMIS Accounts. See “Contingent Deferred Sales Charge Provisions.”

Class FI, Class I and Class IS Shares. Class FI, Class I and Class IS shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an eligible financial intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the

64

option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse (including the surviving spouse of a deceased Board Member), parents, grandparents, children and grandchildren (including step-relationships), and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to employees of certain Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS;

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

(h) sales through financial intermediaries who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

(i) purchases of Class A shares by shareholders investing through LMIS Accounts;

(j) investors investing through certain retirement plans; and

(k) investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

65

All existing retirement plan shareholders who purchased Class A shares at net asset value prior to November 20, 2006, are permitted to purchase additional Class A shares at net asset value. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at net asset value.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired

66

under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you

67

had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) systematic withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager; and (i) Class A shares held through LMIS Accounts.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

68

To have a contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of November 30, 2016.

Class A (based on a net asset value of $12.52 and a maximum initial sales charge of 4.25%)….$13.08

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of the fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Service Agent to determine if it offers a similar service.

Class A and Class C Shareholders. Class A and Class C shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund’s transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will

69

be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent, and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the fund’s Class FI, Class I and Class IS shares with an initial net asset value of $1,000,000 or more, or certain other shareholders authorized by LMIS, may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the fund’s website, www.leggmason.com/mutualfunds, by calling the fund at 1-877-721-1926, or by writing to the fund or a Service Agent. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent, and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the net asset value per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax advisor before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

70

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before requesting an exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday, except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

71

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to

72

minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2016, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2016, 2015, and 2014, the fund paid the following aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions):

2016 ($)	2015 ($)	2014 ($)
413	904	585

LMIS is an underwriter of the fund under the 1940 Act. For the fiscal years ended November 30, 2016, 2015, and 2014, the fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended November 30, 2016, the fund held no securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: www.leggmason.com/mutualfunds (click on the name of the fund).

Ongoing Arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a

73

legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 31, 2016, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Best Alternative Outsourcing Services LLP	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
Personal Trading Control Center	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

74

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
RBC Investor and Treasury Services	Daily	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s Prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

75

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of Policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains

76

from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

77

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that

78

it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Losses. As of November 30, 2016, the fund had capital losses of $3,493,942 that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These capital losses that are not subject to expiration must be utilized by the fund before any of the fund’s capital loss carryforwards that are subject to expiration may be utilized.

As of November 30, 2016, the fund had unused capital loss carryforwards that are subject to expiration of $2,893,045. This amount will be available to offset any future taxable capital gains of the fund, after the utilization of any of the fund’s capital losses that are not subject to expiration. This ordering rule may cause the fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized. These carryforwards expire as follows:

Expiration Date	Amount of Capital Loss Carryforwards that Expire ($)
November 30, 2017	2,027,117
November 30, 2018	865,928

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Other distributions from the fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

79

Dividends and distributions from the fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. The fund also does not expect any distributions to be treated as “qualified dividend income,” which is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

The fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the fund.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors to determine whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S.

80

federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to noncorporate shareholders who fail to provide the fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup

81

withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and

82

provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Massachusetts Taxation. Individual shareholders of the fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the fund to the extent the dividends are attributable to interest on U.S. government securities.

Other distributions from the fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the Trust. Prior thereto, the fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series

83

or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by

84

the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance

85

with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments as of November 30, 2016, Statement of Operations for the year ended November 30, 2016, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2016, Financial Highlights for each of the years in the five-year period ended November 30, 2016, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on January 24, 2017; Accession Number 0001193125-17-016681).

86

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.3 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

[1]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

[2]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
[3]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise we impute; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D”if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1)Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present†.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present†.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk†.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk†.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project Finance Long-Term Obligation Ratings:

Ratings of structured and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.fitchratings.com.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Fitch Rating Watches and Rating Outlooks

Fitch takes certain actions in relation to its ratings. These actions can indicate a change in the relative credit quality of the rated entity or a relative change in servicing quality. In addition, actions regarding Outlooks or Watches provide an indication of a potential rating change, or other events (Data Actions) and indicate the likely direction of the rating.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Information Statement dated November 1, 2016 (the “Information Statement”). Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion by the State in, and as of the date of the Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of such information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer. The Fund has not verified the accuracy, completeness or timeliness of the information contained in the Information Statement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Information Statement and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate. State unemployment rates have typically remained below the national average with the exception of a slight increase during the recession of the early 1990s and a seventeen-month stretch between 2006 and 2007. As of November 1, 2016, Massachusetts unemployment had tracked faster than the national average and stood at 3.3 percent, compared to the national rate of 4.8 percent. In 2014, Massachusetts was ranked second in the U.S. according to the American Human Development Index, modeled after the United Nations Human Development Index, which compares health, income and education outcomes.

Personal Income

Real per capita income levels in Massachusetts have varied over time. Between 1992 and 1997, real per capita income levels in the Commonwealth increased faster than the national average. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.5 percentage points. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. Following a significant decline in 2009, Massachusetts, New England, and the U.S. steadily increased until 2012. Overall, between 2006 and 2012, Massachusetts personal income increased considerably faster than the nation during the recession and its aftermath. In 2013, Massachusetts, New England and the U.S. all experienced a slight decline in real income. From 2014 to 2015, real per capita income rose in the State, New England, and the nation. In recent years, Massachusetts per capita personal income rose higher than New England and continued to outpace the nation. At the state level in 2015, only the District of Columbia and Connecticut have higher levels of per capita personal income.

Massachusetts saw steady growth in average annual pay for most of the past fifteen years, adjusted for inflation. It lost ground in 2009, but resumed growth in 2010. Payroll data are reported to the Quarterly Census of Employment and Wages (QCEW) by all employers covered under the Unemployment Insurance programs, and summary data are released. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees from the data in the QCEW. Since 2005, average annual wages in the State have grown at an annual rate of 0.9 percent, compared to 0.7 percent for the nation. The level of average annual pay in Massachusetts in 2015 was 26 percent higher than the national average: $66,692 compared to $52,942.

Wage and salary disbursements by place of work is a component of personal income and measures monetary disbursements to employees. This includes compensation of corporate officers, commissions, tips, bonuses, and receipts in-kind. Although the data are recorded on a place-of-work basis, they are then adjusted to a place-of-residence basis so that the personal income of the recipients whose place of residence differs from their place of work will be correctly assigned to their state of residence. Between 1998 and 2000, the Massachusetts share of New England and overall U.S. totals increased. In subsequent years, the Massachusetts share of New England and the U.S. decreased slightly until 2006. Since then, Massachusetts’ share of New England has risen steadily while its share of the U.S has stayed roughly the same. In 2015, the shares were 52.4 and 3.0 percent respectively.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. The latest available data for September 2016 show that the Consumer Price Index for all Urban Consumers (“CPI-U”) for Boston area increased at a rate of 2.3 percent over September 2015. The U.S. index increased at a rate of 1.5 percent over the same period. In 2009, the Boston metropolitan area and U.S. experienced their first monthly year-over-year declines in the CPI-U since 1954 and 1955, respectively. The 2015 U.S. CPI-U increased 8.7 percent since 2010 while Boston’s CPI-U increased 8.1 percent during that period. Between 2014 and 2015, Boston’s CPI increased by 0.6 percent while in the United States as a whole, CPI-U increased only by 0.1%, the smallest change since before the recession.

Consumer Confidence, Present Situation, and Future Expectations

These three measures offer multiple insights into consumer attitudes. The U.S. measures are compiled from a national monthly survey of 5,000 households and are published by The Conference Board, Inc. The survey for Massachusetts is conducted in a similar manner and the results are published by MassInsight, based on quarterly polling of 450 adult residents of Massachusetts. The “Present Situation” index measures consumers’ appraisal of business and employment conditions at the time of the survey. The “Future Expectations” index focuses on consumers’ expectations for six months hence regarding business and employment conditions, as well as expected family income. The overall “Consumer Confidence” index is a weighted average of the two sub-indices. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston, the numbers are generally comparable. A score of 100 is considered neutral.

According to the Conference Board, consumer confidence nationally reached a six-year high of 111.9 in July 2007, followed by an all-time low of 25.3 in February 2009. The Massachusetts index has generally been higher than the U.S. index since sharing lows in January 2009, except for a brief period when they tracked closely together in 2011 and then experienced slight dips in July 2013 and July 2014.

In the third quarter of 2016, Consumer Confidence for Massachusetts reached 115.0, down from a 16-year high of 125.0 in quarter two. The U.S. has yet to recover to its 2007 levels and stood at 96.7 in the third quarter of 2016.

Poverty

Since 2005, the Massachusetts poverty rate, which was 11.5 percent in 2015, has been three to four percentage points lower than the national average, which was 14.7 percent in 2015. Massachusetts ranked 38th out of the 50 states and the District of Columbia in 2015, for percent of persons whose ratio of income to the poverty level was below 100 percent in the past 12 months. Poverty status is not determined for all people. Institutionalized people, people in military quarters, people in college dormitories, and unrelated individuals under 15 years old are excluded.

Transfer Payments.

Transfer payment income is payment to individuals from all levels of government and from businesses for which no current services are performed, including payments to nonprofit institutions serving individuals. These payments accounted for 14.8 percent of total personal income in Massachusetts in 2014, dropping from 15.0 percent in 2013. Total transfer payments to individuals in Massachusetts from governments and businesses totaled $59.0 billion for 2014, adjusted for inflation. Fifty-one percent of government transfer payments to individuals were medical payments, up from over 48.4 percent in 2013.

Health Insurance Coverage

Massachusetts leads the nation in the percent of individuals with health insurance coverage. Massachusetts passed legislation in 2006 mandating universal coverage in the Commonwealth. In 2015, 97.2 percent of the civilian non-institutionalized population was covered in the State by either private or public insurance, compared with 90.6 percent nationwide. Massachusetts also leads the other New England states in coverage, with Vermont as the next closest at 96.2 percent. All of the New England states have higher rates of coverage than the nation. These data do not indicate the comprehensiveness of coverage, however.

Employment

Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors, Education and Health Services, Professional and Business Services, and Leisure and Hospitality have grown to take the place of manufacturing in driving the Massachusetts economy and now account for almost half of total payroll employment, while Financial Activities, Government, Information, and Trade, Transportation & Utilities have remained relatively level or declined in share.

After significant declines from 2002 to 2004, total non-agricultural employment in Massachusetts eventually increased 0.6 percent in 2005 and continued to increase every year through 2008. After a large dip in 2009, employment has continued to grow steadily with nonfarm employment increasing 1.7 percent in 2015. With an annual average just under 3.5 million nonfarm employees, 2015 had the highest numbers to date.

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). After a steep drop of 9.5 percent in 2009, the decline returned to a less dramatic 2.4 percent in 2010. September 2016 saw manufacturing employment increase by 0.6 percent since September of 2015. The 2015 employment total was slightly higher than 2014 (250.3 thousand compared to 250.2).

Unemployment Insurance Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide for the payment of benefits to eligible individuals when they become unemployed through no fault of their own. Benefits are paid from the Commonwealth’s Unemployment Insurance Trust Fund, financed through employer contributions. The assets and liabilities of the Commonwealth Unemployment Insurance Trust Fund are not assets and liabilities of the Commonwealth.

As of August 31, 2016, the preliminary Massachusetts Unemployment Trust Fund had a balance of $1.114 billion. This balance is the sum of the private contributory account balance of $1.004 billion and the government contributory account balance of $110 million. This compares to the May 31, 2016 balance of $1.133 billion with a private contributory portion of $1.019 billion. The September 2016 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $1.132 billion by the end of 2020 according to the Moody’s-based outlook.

Unemployment. The unemployment rate in Massachusetts was consistently below or equal to the national average from mid-1995 through September 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate was greater than or equal to the U.S. rate for 19 months between January 2006 and June 2007, but has not exceeded the U.S. rate since then. The Massachusetts rate peaked at 9.6 percent in January 2010, the same month that the U.S. rate peaked at 10.6 percent. From July 2007 onward, the State rate remained equal to or below the comparable (not seasonally adjusted) U.S. unemployment rate.

Since reaching 6.8 percent in January 2014, the Massachusetts unemployment rate has gradually declined to 3.3 percent in September 2016, 1.5 percent below the national rate of 4.8 percent and the lowest level in over a decade.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy, real estate, rental and leasing; professional and technical services; government; and manufacturing, contributed 47.1 percent of the GDP in 2015. The real estate, rental and leasing sector remained the largest contributor in 2015. When measured in chained 2009 dollars, the change in Massachusetts total GDP grew 13.5 percent between 2004 and 2014. Between 2004 and 2014 (the latest data available for subsector data), several industries grew much faster than the State average.

Institute for Supply Management Purchasing Manager Indexes (“PMI”). The June 2016 national index indicated that the manufacturing sector has been expanding since December 2015, with the exception of a small dip in April 2016. The Boston region’s June 2015 (the last date for which data were available) index of 32.3 indicated that overall business conditions were contracting after hitting a four-year high of 58.5 in November 2014.

Total Trade Volume. Total trade volume, exports and imports, decreased 4.9 percent from 2014 to $58.9 billion in 2015. Canada’s trade volume was $10.9 billion and at 18.5 percent of the total State trade, was by far the State’s most valuable trading partner. Massachusetts trade deficit, $8.4 billion, grew 17.1 percent in 2015.

Exports. Massachusetts ranked 19th in the United States in 2015 and first in New England with $25.3 billion in exports. This was a 7.8 percent decrease from the previous year’s export value, while national exports decreased by 7.3 percent. Total exports from New England decreased by 6.7 percent. Canada was again the State’s top export destination in 2015 with $3.2 billion.
Imports. Imports decreased 2.6 percent to $33.7 billion in 2015. Canada was also the largest source for Massachusetts imports in 2015, from which Massachusetts imported $7.7 billion or 22.9 percent of Massachusetts’ total.

Federal Spending in Massachusetts. Massachusetts received approximately $58.6 billion in contracts, grants, direct payments, insurance, loans and guarantees, and other spending from the federal government in federal FY 2015. Massachusetts received 2.1 percent of all federal spending in fiscal year 2015 versus 2.5 percent in fiscal year 2014. Federal dollars to Massachusetts have dropped since fiscal year 2012. Massachusetts federal contracts declined from fiscal year 2012 to fiscal year 2014, but increased 5.2 percent in fiscal year 2015. The proportion of all Massachusetts federal contracts has averaged 2.9 percent over the last eight years.

In fiscal year 2015, the largest portion of federal spending in Massachusetts, 47.1 percent, was for Other Financial Assistance which includes direct payments to individuals (such as Medicare and food stamps), insurance payments (such as unemployment benefits, flood insurance), and other types of assistance payments (such as reimbursements for prescriptions for veterans). Other Financial Assistance decreased 29.2 percent while both Contracts and Grants increased 5.2 percent from fiscal year 2014.

Federal Contracts. In fiscal year 2015, the latest full year available, 3.0 percent of all federal contract work was performed in Massachusetts. This is slightly more than the 2.9 percent average it has been receiving over the last eight years. The work was primarily performed in Massachusetts and the vendors who were awarded the contracts may or may not have been located in Massachusetts.

State Revenues. Taxes collected by all states in FY 2014 totaled $866.8 billion, 0.6 percent more than FY 2013. Massachusetts collected $25.3 billion in FY 2014, 3.9 percent more than in FY 2013. Massachusetts ranked ninth in the nation in total taxes collected in 2014, up from tenth in 2013.

In fiscal year 2014, the national average of tax collection from individual income tax and sales and gross receipts tax was 83.4 percent of total revenue. Massachusetts collected most of its revenue, 52.5 percent, from individual income tax while overall states collected 47.5 percent of their revenue from sales and gross receipts tax. Sales and gross receipts tax accounted for 31.4 percent of Massachusetts’s nearly one billion in new revenue in 2014 and 47.5 percent of all U.S. states’ $4.9 billion in new revenue. Seven states do not have an individual income tax.

State Lottery Proceeds. Massachusetts ranked third in revenue, $4.64 billion, and second in prize money awarded, $3.59 billion, among the 43 states with lotteries in FY 2013. Massachusetts lottery revenue increased 0.8 percent from the previous year.

State Expenditures. Massachusetts ranked sixth in the nation in per capita expenditures, $8,610 in 2013, while it ranked sixth and spent $8,775 in 2012. This represents a 1.9 percent decrease in per capita expenditures from 2012 to 2013, with the largest per capita dollar increase in the Natural Resource, Parks and Recreation function.

Electricity Prices, Supply and Capacity by Source. Massachusetts had the sixth highest electric rate in the country in 2014, 15.37 cents per kilowatt hour in 2015 dollars, while the U.S. average was 10.45. Adjusted for inflation, this was an increase of 4.1 percent for Massachusetts and an increase of 2.0 percent for the U.S. from the previous year. Massachusetts electric utilities generated $8.4 billion in revenue in 2014. This was 2.6 percent more than in 2013, while they sold 1.4 percent less electricity. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.55 in 2014, the latest data available. In 2014, 59.4 percent of Massachusetts electricity was generated by burning natural gas, the State’s top fuel source for power generation.

Travel and Tourism. The Massachusetts Office of Travel and Tourism (MOTT) reported a 2.9 percent decrease in 2015 museum and attraction attendance compared to 2014, with 10.4 million visitors. Museum attendance was up 17.7 percent in April 2016 for the calendar year compared to April 2015. For May fiscal year 2016 year-to-date, net room occupancy tax collections totaled $222.4 million, a 7.6 percent increase from the same period in fiscal year 2015.

Transportation and Warehousing. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (Massport), an independent public authority. Based on total passenger volume data for calendar year 2015, Logan Airport was the most active airport in New England and the 17th most active in the U.S. according to the Federal Aviation Authority. Massport reported that as of August 2016 year-to-date, total airport flight operations were up 6.4 percent and total airport passengers were up 8.5 percent from the same period in 2015. According to the FAA, in calendar year 2015, Logan Airport ranked 27th in the nation in total air cargo volume. As of August 2016 year-to-date, Massport reported the airport handled 396.5 million pounds of cargo; a 2.8 percent increase from 2015. Massport reported that total express mail was up 1.3 percent from the same period in 2015.

Massport’s Port of Boston properties processed 237,166 full TEUs (twenty-foot equivalent units) of containerized cargo in 2015, an increase of 10.7 percent from calendar year 2014. It also processed 59,995 automobiles, a decrease of 53 automobiles, and 328,305 cruise passengers, a 4.0 percent increase, compared to 2014.

The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2014 decreased by 0.7 percent to 18.7 million short tons from 2013. Waterborne cargo in New England decreased 0.9 percent while the U.S. increased 3.1 percent.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of State finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual State budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (formerly the Highway Fund), from which approximately 98.4% of the statutory basis budgeted operating fund outflows in fiscal 2016 (preliminary and subject to change) were made. The remaining approximately 1.6% of statutory operating fund outflows occurred in other operating funds: the Commonwealth Stabilization Fund, the Intragovernmental Service Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Development Fund, the Public Safety Training Fund, the Community First Trust Fund, the Massachusetts Tourism Fund, and the Gaming Local Aid Fund. There were also 15 budgeted funds which were authorized by law but had no activity: the Collective Bargaining Reserve Fund, the Tax Reduction Fund, the Dam Safety Trust Fund, the International Educational and Foreign Language Grant Program Fund, the Education Fund, the Gaming Economic Development Fund, the Temporary Holding Fund, the Substance Abuse Prevention and Treatment Fund, the Children and Families Protection Fund, the Home and Community-based Services Policy Lab Fund, the Regional Water Entity Reimbursement Fund, the Local Capital Projects Fund, the Local Aid Stabilization Fund, the Manufacturing Fund, and the Community College Fund.

At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate the consolidated net surplus. Under State finance law, balances in the Stabilization Fund, the Tax Reduction Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Fund, the Public Safety Training Fund, the Community First Trust Fund and the Local Aid Stabilization Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplemental appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Committee on Ways and Means considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Committee on Ways and Means, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds roll-call vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the general appropriations act.

In years in which the general appropriations act is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that, under current law, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to State agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that: (i) sufficient cash is available to meet the Commonwealth’s obligations, (ii) State expenditures are consistent with periodic allotments of annual appropriations, and (iii) moneys are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. Regarding periodic allotments, at the beginning of each fiscal year the Executive Office for Administration and Finance schedules the rate at which agencies will have access to funds included in their appropriation through a published periodic allotment calendar. Under State finance law, monthly appropriation allotments are ordinarily one-twelfth of the annual amount, but the Executive Office for Administration and Finance may provide for greater or lesser monthly allotments in appropriate cases. This calendar is reviewed regularly, and depending on the fiscal climate, the Executive Office for Administration and Finance may choose to adjust the allotment schedule in order to tighten spending controls. In some cases agencies may request an ad hoc allotment in order to gain access to funds faster than the existing periodic allotment schedule would allow (e.g., exceptional cases where unique payment concerns must be considered); such requests are carefully reviewed by the Executive Office for Administration and Finance before they are approved. The Comptroller conducts the expenditure control function.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital spending requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds roll-call vote of each house of the Legislature. The State constitution requires the Governor to recommend the terms of the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

The Executive Office for Administration and Finance establishes a capital investment plan on or before July 1 each year pursuant to State law. The capital investment plan is an administrative guideline and is subject to amendment from time to time.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. Capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office utilizes approximately 900 operating accounts to track cash collections and disbursements for the Commonwealth. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before the last day of August, November, February and May. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper and revenue anticipation notes.

Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a short-term liquidity vehicle or “cash portfolio” structured similarly to a money market fund and a short-term bond fund.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every three years of the accounts of all departments, offices, commissions, institutions and activities of the Commonwealth. This audit encompasses hundreds of State entities, including the court system and independent authorities. The State Auditor also has the authority to audit federally aided programs and vendors and their subcontractors under contract with the Commonwealth as well as to conduct special audit projects. Further, the State Auditor upon a ratified majority vote by the board of selectmen or school committee, may, in the Auditor’s discretion, audit the accounts, programs, activities and other public functions of a town, district, regional school district, city or county. The State Auditor conducts both compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by State finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering State or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The fund is sometimes referred to as the State’s “rainy day fund,” serving as a source of financial support for the State budget in times of slow or declining revenue growth and as the primary source of protection against having to make drastic cuts in State services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. From fiscal 2005 through fiscal 2013, State finance law provided that (i) 0.5% of current year net tax revenues from each fiscal year be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5% of current-year net tax revenues be made available for the next fiscal year and (iii) any remaining amount of the year-end surplus be transferred to the Stabilization Fund. Since fiscal 2014, State finance law has required that the entire year-end surplus be transferred to the Stabilization Fund. Since fiscal 2011, State finance law has required that tax revenue from capital gains that exceeds $1 billion in a fiscal year (adjusted annually, beginning in fiscal 2014, for U. S. gross domestic product growth) be deposited into the Stabilization Fund, with 5% of such amount to be transferred to the State Retiree Benefits Trust Fund (“SRBTF”) and, beginning in fiscal 2013, with an additional 5% of such amount to be transferred to the Commonwealth’s Pension Liability Fund. However, all of these requirements may be modified or superseded by individual appropriation acts. Legislative enactments in 2015 retained all fiscal 2015 and fiscal 2016 capital gains tax revenues in the General Fund.

State finance law requires the Comptroller to transfer 75% of the growth in unclaimed property revenue relative to the prior year to the Stabilization Fund. In fiscal 2016, this provision resulted in a transfer of $27.1 million to the Stabilization Fund.

The fiscal 2015 budget included a provision modifying the law with respect to settlements and judgments such that settlements and judgments in excess of $10 million would be deposited in the Stabilization Fund only to the extent that the total of all such settlements and judgments exceeded the average of such total for the five preceding fiscal years.

The allowable Stabilization Fund balance at fiscal year-end is 15% of total revenues for that year. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as general obligation contract assistance liabilities or contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for (i) payments by the Commonwealth to the Massachusetts Clean Water Trust, the Massachusetts Department of Transportation and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds and (ii) payments from the Social Innovation Financing Trust Fund on “pay for success” contracts. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”) (pre-2000), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority (“Steamship Authority”), and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and state universities on bonds issued by the former Massachusetts Health and Educational Facilities Authority (now the Massachusetts Development Finance Agency) and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Since December, 1989, State finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. For fiscal 2012, the debt limit was $18.944 billion under the statute in place during fiscal 2012. In August, 2012, State finance law was amended, effective January 1, 2013, to specify that the debt limit be calculated for fiscal years starting in fiscal 2013 using a fiscal 2012 base value of $17,070,000,000 and increasing the limit for each subsequent fiscal year to 105% of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “direct” bonds during fiscal 2017 is $21,786,126,272. Prior to June 10, 2013, this limit was calculated using a statutory definition that differed from GAAP in that the principal amount of outstanding bonds included the amount of any premium and was measured net of any discount, costs of issuance and other financing costs (“net proceeds”). On June 10, 2013, State finance law was amended, effective January 1, 2013, to change the statutory definition of outstanding debt from net proceeds to principal outstanding, a change that brings the outstanding debt definition in conformance with GAAP.

The debt limit law provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October, 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s Accelerated Bridge Program. As of November 1, 2016, the statutory debt limit during fiscal 2016 was $20,748,692. On August 10, 2016, the Governor approved legislation that exempts from the statutory debt limit bonds that are issued to finance the Commonwealth’s rail enhancement program.

General Obligation Debt

General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth.

As of September 30, 2016, the Commonwealth had approximately $21.9 billion in general obligation bonds outstanding, of which $18.0 billion, or approximately 82% was fixed rate debt and $3.9 billion, or 18%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. These structures include floating rate notes in various interest rate modes, direct purchase agreements in various interest rate modes, multi-modal bonds currently in the Term Mode, and variable rate demand bonds. Variable rate demand bonds, which account for $636.1 million of outstanding general obligation debt as of September 30, 2016, are supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. For the purpose of reporting general obligation debt outstanding and variable rate debt outstanding, future compounded interest on the Commonwealth’s variable rate College Opportunity Bonds is included as debt outstanding. Additionally, any outstanding commercial paper, bond anticipation notes, or revenue anticipation notes are not reported in general obligation debt outstanding calculations.

Of all Commonwealth variable rate debt outstanding, the interest rates on $2.2 billion, or approximately 10% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under State finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit is pledged. The remaining variable rate debt of $1.7 billion or approximately 8% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

The Commonwealth has announced its intention to implement a multi-year asset/liability management strategy. The intent of the asset/liability strategy is to better balance the Commonwealth’s interest rate exposure between its cash assets and debt liabilities by increasing the portion of its outstanding debt issued as unhedged, floating rate bonds. The Commonwealth intends to achieve this balance over a number of years, in part by issuing additional variable rate debt.

As of September 30, 2016, the Commonwealth had outstanding approximately $145.0 million ($78.1 million principal and including a discount equal to $66.9 million) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority (“MEFA”), which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%. This debt is held directly by MEFA and has no secondary market.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Fixed-rate revenue anticipation notes (“RANs”) are issued by the State Treasurer annually in anticipation of revenue receipts for the same fiscal year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances special obligation bonds. In addition, as of September 30, 2016 the Commonwealth had liquidity support for a $400 million commercial paper program which it utilizes for cash flow purposes.

Special Obligation Debt

Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues which are accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees. In addition, a portion of the Commonwealth’s receipts from the sales tax is dedicated to the Commonwealth Transportation Fund, and as of November 1, 2016, State finance law provided for a series of substantial transfers from the General Fund to the Commonwealth Transportation Fund through fiscal 2020; none of the sales tax receipts or General Fund transfers has been pledged to secure Commonwealth special obligation bonds.

Between 1992 and 2005, the Commonwealth issued special obligation bonds secured by a lien on a specified portion of the motor fuels excise tax. As of September 30, 2016, the Commonwealth had outstanding approximately $170.7 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax. In December, 2010, the trust agreement securing such bonds was closed to further issuance of additional debt, with the exception of refunding bonds.

The Commonwealth is also authorized to issue approximately $1.876 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund (“CTF Bonds”) to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program (“Accelerated Bridge Program” or “ABP”). Additionally, in April, 2014, the Commonwealth was authorized to issue up to $6.7 billion in general obligation debt, special obligation debt, or a combination of both, for the purpose of funding capital expenditures of the Massachusetts Department of Transportation (“MassDOT”), for the benefit of the MBTA and for other rail improvement projects (“Rail Enhancement Program” or “REP”). As of September 30, 2016, the Commonwealth had outstanding approximately $2.0 billion of CTF Bonds, which are secured by a pledge of registry fees and a specified portion of the motor fuels excise tax, $1.5 billion of which, as of November 1, 2016, had been issued in support of the ABP and $450 million of which had been issued in support of the REP. Not included in these figures are $136.6 million of CTF Bonds issued on October 6, 2016, $51.2 million of which were issued in support of the ABP and $85.4 million of which were issued in support of the REP.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorized $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from moneys credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June, 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, and in June, 2005, the Commonwealth issued $527.6 million of special obligation refunding bonds, which advance refunded, in part, the 2004 issue. Of the 2004 and 2005 special obligation bonds secured solely by the pledge of receipts of tax revenues in the Convention Center Fund, approximately $597.6 million remained outstanding as of September 30, 2016.

On July 29, 2014, the Governor approved legislation authorizing the Commonwealth to issue an additional $1.1 billion in special obligation bonds to finance an expansion of the convention center in Boston, to finance costs of issuance and fund a debt service reserve fund. Such bonds would be secured by and payable from the Convention Center Fund, with the State Treasurer and Secretary of Administration and Finance having the authority to pledge additional State hotel/motel room occupancy excises to the new bonds. As of November 1, 2016, the expansion project was on hold.

Federal Grant Anticipation Notes

The Commonwealth is also authorized to issue $1.1 billion of grant anticipation notes (“GANs”) secured by future federal funds to fund a portion of the ABP. Such notes are secured by a back-up pledge of net amounts in the Commonwealth Transportation Fund after application of such amounts in accordance with the trust agreement securing the CTF Bonds and previously issued bonds secured by motor fuels excise taxes. The Commonwealth expects to pay interest on the notes supporting the ABP from State appropriations. As of September 30, 2016, $657.0 million of GANs was outstanding. Not included in this figure is $125.4 million of GANs in support of the ABP which the Commonwealth issued on October 6, 2016.

Build America Bonds

The Commonwealth has issued bonds in the form of Build America Bonds (“BABs”) and as Recovery Zone Economic Development Bonds (“RZEDBs”). BABs and RZEDBs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. In federal fiscal year 2016, such payments were subject to a sequestration reduction of 6.8%, with the Bipartisan Budget Act of 2015, approved by the President on November 2, 2015, extending the sequestration provisions through federal fiscal year 2025. For federal fiscal year 2017, this reduction is expected to increase to 6.9%. Beginning in fiscal 2012, such subsidy payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs and RZEDBs. The Commonwealth is obligated to make payments of principal and interest on the BABs and RZEDBs whether or not it receives interest subsidy payments. As of September 30, 2016, $2.1 billion of the Commonwealth’s outstanding general obligation debt was comprised of BABs, $419.8 million of the outstanding CTF bonds were comprised of BABs, $156.4 million of the outstanding CTF bonds were comprised of RZEDBs and $88.6 million of the outstanding GANs were comprised of BABs.

Interest Rate Swaps

The Commonwealth has entered into interest rate swap agreements for the sole purpose of hedging changes in the interest rates on a portion of its outstanding variable rate bonds, predicated on the assumption that the interest on such bonds, combined with the cost of the associated interest rate swaps, would produce lower aggregate interest costs than fixed-rate bonds. As of September 30, 2016, approximately $2.2 billion of the Commonwealth’s outstanding variable-rate debt was synthetically fixed via floating-to-fixed interest rate swap hedge agreements. Not included in this figure is an additional $142.0 million in synthetically fixed debt associated with special obligation issues.

Under the terms of these floating-to-fixed rate hedge agreements, the counterparties to the swaps are obligated to pay the Commonwealth an amount equal or approximately equal to the variable-rate payment on the related bonds or a payment based on a market index, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. The floating rate received by the Commonwealth from swap counterparties is used to offset the variable rate paid to bondholders. Only the net difference in interest payments is actually exchanged with the counterparty. The net payments made or received on these agreements are reported as part of interest expense in the Commonwealth’s basic financial statements. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders.

The intended effect of these agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds in order to hedge or mitigate the Commonwealth’s exposure to changes in interest rates on these bonds. For example, during a period when interest rates rise, the Commonwealth would receive higher payments from swap counterparties that would be used to offset higher payments to bondholders of the outstanding variable rate bonds. During a period when interest rates decline, the reduction in interest payments to bondholders would offset the higher payments made to swap counterparties. In both scenarios, the net obligation of the Commonwealth is essentially fixed through the life of the swap and bonds. This allows the Commonwealth to finance its capital budget using floating rate bonds, which, combined with interest rate swaps, are assumed to be less costly than fixed-rate bonds, while hedging the risk of rising interest rates on those bonds to provide long-term budget certainty. As of June 30, 2015, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements and were deemed effective hedges, as provided for in GASB Statement No. 53.

As of November 1, 2016, the bonds and related swap agreements had final maturities ranging from 2018 to 2037. The total notional value of approximately $2.3 billion effectively matches the par amount of the related variable-rate bonds. Under the swap agreements, the Commonwealth pays the relevant counterparties fixed rates ranging from 3.672% to 5.250% and receives variable-rate payments equal to or approximately equal to the amount of variable rate payments the Commonwealth pays on the related variable-rate refunding bonds or a payment based on a market index.

As of November 1, 2016, all of the Commonwealth’s counterparties were required to post collateral in certain circumstances. The Commonwealth was not required to post collateral under any of its existing swap agreements.

Liquidity Facilities

As of November 1, 2016, some of the Commonwealth’s outstanding variable rate debt consisted of variable rate demand bonds whose interest rates re-set daily or weekly through a remarketing process. Because these bonds offer a “put” or tender feature, they are supported by standby bond purchase agreements with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed.

As of November 1, 2016, the Commonwealth also had liquidity support for three series of commercial paper totaling $400 million.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority (“Turnpike Authority”) entered into a contract which provides for the Commonwealth to make annual operating assistance payments to MassDOT, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel Project (“CA/T”) to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to MassDOT, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Clean Water Trust. The Massachusetts Clean Water Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and drinking water projects. Under State law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of November 1, 2016, most new loans made by the Trust bore interest at 2%. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its full faith and credit is pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of September 30, 2016 the Trust had approximately $2.8 billion of bonds outstanding. Approximately 7.00% of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. Prior to August, 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.

Massachusetts Development Finance Agency. Under the infrastructure investment incentive program, known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property is assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality is required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new State tax revenues generated from the related private development. The municipality’s reimbursement obligation is secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date, or in some cases to the next redemption date, plus all remaining principal payments due. Pursuant to this program, MassDevelopment has issued tax-exempt contract assistance bonds to finance and refinance infrastructure projects associated with the Fan Pier development in Boston, the Assembly Row project in Somerville, the Chestnut Hill Square project in Newton, the Boston Landing project in Boston and the Boylston West project in Boston and the University Station project in Westwood. As of September 30, 2016, total “I-Cubed” program bonds were outstanding in the amount of approximately $101.9 million.

Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds issued by MassDevelopment to finance the parkway will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. As of September 30, 2016, approximately $25.8 million of such bonds were outstanding.

Social Innovation Financing Trust Fund. Legislation approved in 2012 established a Social Innovation Financing Trust Fund for the purpose of funding contracts to improve outcomes and lower costs for contracted government services, referred to as “pay for success contracts.” The legislation authorized the Secretary of Administration and Finance to enter into pay for success contracts in which a substantial portion of Commonwealth payments, from amounts appropriated by the Legislature to the Trust Fund, would be conditioned on the achievement of specified performance outcomes. The Commonwealth’s obligation to make such payments is a general obligation for which the Commonwealth’s full faith and credit are pledged. The first such contract was entered into in January, 2014, to help young men leaving the juvenile justice system or on probation avoid re-offending. The contract obligates the Commonwealth to make up to $28 million in success payments, in the aggregate, through fiscal 2020. In September, 2016, the Commonwealth entered into a side letter to permit the parties to negotiate a contract amendment to extend the period in which young men may be referred to the project without changing the timing or maximum amount of success payments. The Commonwealth entered into a second such contract in December, 2014, to address chronic individual homelessness through permanent stable, supportive housing. The contract obligates the Commonwealth to make up to $6 million in success payments, in the aggregate, through fiscal 2021. The Commonwealth entered into a third such contract in June, 2016, to assist individuals in Adult Basic Education (“ABE”) or English for Speakers of Other Languages (“ESOL”) programs transition to employment, higher wage jobs, and higher education. The contract obligates the Commonwealth to make up to $15 million in success payments, in the aggregate, through fiscal 2023.

Long-Term Operating Leases and Capital Leases

In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority (“MBTA”). The MBTA issues its own bonds and notes. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of September 30, 2016, the MBTA had approximately $206.5 million of such prior bonds outstanding. As of November 1, 2016, such bonds were scheduled to mature annually through fiscal 2030.

Massachusetts Development Finance Agency. Under legislation approved in 2010 and amended in 2011, MassDevelopment is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission (“GIC”), the Commonwealth Health Insurance Connector Authority (“Health Connector”) and MassHealth to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. As of November 1, 2016, no bonds had ever been issued pursuant to this legislation.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger and vehicle ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of November 1, 2016, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of November 1, 2016 the Steamship Authority had approximately $66.3 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority. This authority, created to assist the University of Massachusetts, is permitted by its enabling act to have outstanding up to $200 million in Commonwealth-guaranteed debt. The Commonwealth’s guaranty of principal and interest is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of the Authority, including dormitory rental income and student fees, are pledged to pay the Authority’s bonds. As of August 1, 2016, the Authority had approximately $117.4 million of Commonwealth-guaranteed debt outstanding.

Authorized and Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized and unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized and unissued debt. As of June 30, 2016, the Commonwealth had approximately $26,145,997 of authorized and unissued debt.

The Legislature has enacted various bond authorizations to fund the Commonwealth’s capital investment plan. As of November 1, 2016, capital spending and subsequent debt issuance were expected to continue to be constrained by the debt affordability policy and the statutory debt limit, and are to be published annually in the five-year capital investment plan.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Commonwealth’s budget for fiscal 2017 provides $5.986 billion of state-funded local aid to municipalities.

A large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula designed to ensure that each district reaches at least a minimum level of “foundation” spending per public education pupil. The fiscal 2017 budget includes state funding for so-called “Chapter 70” public education aid of $4.63 billion. This level of funding brings all school districts to the foundation level, ensures that all local educational authorities receive an increase of funding of at least $25 per pupil, and is an increase of $111 million over fiscal 2016.

The other major component of direct local aid is unrestricted general governmental aid, which provides unrestricted funds for municipal use. The fiscal 2017 budget provided for $1.022 billion in unrestricted general governmental aid, which was allocated to provide a 4.3% increase over fiscal 2016 levels to all municipalities.

Property Tax Limits. In November, 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended through November 1, 2016, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2016, the aggregate property tax levy grew from $3.347 billion to $15.179 billion, a compound annual growth rate of 4.41%.

Medicaid and the Health Connecter

MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to 1.9 million low-income children and families, low-income adults, disabled individuals and low-income elders.

The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures for adults, and 88% in federal reimbursement on most expenditures for children’s benefits reimbursable under the Children’s Health Insurance Program (“CHIP”). Under the federal Affordable Care Act (“ACA”), beginning January 1, 2014, MassHealth began receiving enhanced federal reimbursement for spending on newly eligible members and some existing members. In calendar 2015, the federal reimbursement rate for these members was 80%, and in calendar 2016, the federal reimbursement rate is 85%. As of November 1, 2016, the reimbursement rate for this population was expected to increase each year through 2019, and then will level off at 90% in 2020 and beyond. These federal reimbursement rates are also known as Federal Medical Assistance Percentages (“FMAP”).

The fiscal 2017 budget as approved in July, 2016 includes $15.9 billion in funding for non-administrative spending for the MassHealth program. The $15.9 billion includes $15.3 billion in programmatic spending, including costs related to the Hutchinson settlement (see Legal Matters), and approximately $658 million to support supplemental payments to providers.

The MassHealth program is projecting a deficiency relative to the fiscal 2017 budget. This increase is primarily driven by higher caseload relative to what was assumed in the budget.

The Executive Office of Health and Human Services (“EOHHS”) has initiated a renewed push toward MassHealth-wide system transformation efforts that will help make Massachusetts a national leader in accountable, coordinated care. As of November 1, 2016, EOHHS was in the process of soliciting input on a payment innovation and accountable care strategy designed to improve patient experience and health outcomes while reducing long-term cost growth for MassHealth. The development and launch of initiatives stemming from this effort are expected to be supported in large part by a $44 million federal State Innovation Model grant that is intended to support the transition away from fee-for-service payments towards alternative payment methodologies to promote better healthcare and better value for Massachusetts residents. MassHealth is also seeking additional federal resources to support this restructuring through an 1115 waiver.

Commonwealth Health Insurance Connector Authority. State health care reform legislation enacted in 2006 created the Health Connector. The Health Connector is governed by a board, of which the Secretary of Health and Human Services is the chairperson and the Secretary of Administration and Finance is also a member, each ex officio. Most of the funding to support the Health Connector and its programs is paid out of the Commonwealth Care Trust Fund (“CCTF”), which is supported by dedicated revenue sources. The Health Connector is also responsible for policy development relative to the Affordability Schedule and Minimum Credible Coverage rules and public education and outreach, including the ACA-required Navigator program. The Health Connector also administers the Massachusetts risk adjustment program, which was the only State-based program in the nation as of November 1, 2016.

The Health Connector administers the Commonwealth’s Health Insurance Marketplace under the ACA. As the Commonwealth’s Marketplace, the Health Connector offers qualified health plans (“QHPs”) to individuals and small businesses. Individuals with incomes under 400% of the federal poverty level (“FPL”) are eligible for federal tax credits, and certain small businesses shopping through the Marketplace were expected to have access to small business health care tax credits through 2016. Individuals with incomes between 133% and 300% FPL, as well as certain Aliens with Special Status (“AWSS”) with incomes between 0% and 300% FPL, are expected to have access to additional State and federal subsidies through a program called ConnectorCare. The State provides additional State subsidies via ConnectorCare to ensure that the premiums and point-of-service cost sharing for certain low-income members, after factoring in federal tax credits and cost sharing reductions, are similar to what was available through the Commonwealth Care program.

The fiscal 2017 budget for the Health Connector is expected to be fully funded from dedicated revenues in the CCTF. Total Health Connector gross spending in fiscal 2017 is projected to be $230.3 million, an increase of $12.2 million from fiscal 2016. Fiscal 2017 spending for the Health Connector, net of federal revenue, is projected to be $163.8 million, a decrease of $12.3 million compared to $176.1 million in fiscal 2016.

Federal 1115 MassHealth Demonstration Waiver. Section 1115 of the Social Security Act gives the U.S. Secretary of Health and Human Services authority to waive provisions of major health and welfare programs, including certain Medicaid requirements, and to allow a State to use federal Medicaid funds in ways that are not otherwise allowed under federal rules. The Commonwealth’s 1115 waiver was renewed on October 30, 2014. The $41.4 billion agreement preserves existing Medicaid eligibility and benefit levels and continues support for state and federal health care subsidies for low-and-middle income individuals to keep insurance affordable for them. This waiver includes more than $20 billion in revenue to the Commonwealth through federal financial participation. Additionally, the waiver provides that successful programs that have been established under the waiver continue, including an Express Lane Eligibility renewal process for parents and caretakers of children receiving Supplemental Nutritional Assistance Program (“SNAP”) benefits.

Although the 1115 waiver was renewed for five years, funding for the majority of the Safety Net Care Pool (“SNCP”) was only authorized for three years (fiscal 2015 through fiscal 2017). As of November 1, 2016, MassHealth was in discussion with the federal government for a new five-year 1115 waiver, with a focus on restructuring toward Accountable Care Organization and value-based payments. The proposed waiver would include new funding to accelerate the transition through support for providers participating in new payment and care delivery models described above. The SNCP funding supports Infrastructure and Capacity Building (“ICB”) grants and supplemental payments to critical safety net providers such as Boston Medical Center and Cambridge Health Alliance (“CHA”), including a new Public Hospital Transformation and Incentive Initiative payment totaling $220 million annually for CHA. The SNCP also supports a portion of the Health Safety Net (“HSN”), which makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it; designated State health programs (“DSHP”) that provide comprehensive community-based health services for Medicaid-eligible individuals; and Health Connector subsidies for enrollees in the ConnectorCare program, whose incomes are up to 300% of the FPL.

Health Care Cost Containment. On August 6, 2012, the Governor signed Chapter 224 of the Acts of 2012, legislation designed to improve the quality of health care and reduce costs through increased transparency, efficiency, and innovation. Chapter 224 of the Acts of 2012 seeks to move providers and payers away from fee-for-service payments toward alternative payment methodologies that are designed to support coordination of patient care, reduce costs, and improve quality. The law transferred the responsibilities of the Division of Health Care Finance and Policy to MassHealth, the Health Connector, and the newly-created Center for Health Information and Analysis (“CHIA”). CHIA was created as an independent state agency, funded through an industry assessment, to monitor the Massachusetts health care system through data collection and research and to release reliable information and meaningful analysis to a wide variety of audiences.

Chapter 224 also established the Health Policy Commission (“HPC”), an independent agency within, but not subject to the control of, the Executive Office for Administration and Finance. The HPC’s mission is to advance a more transparent, accountable, and innovative health care system through independent policy leadership and investment programs, to achieve better health and better care at a lower cost across the Commonwealth.

The HPC is integral to the implementation of Chapter 224. Among other responsibilities, the HPC monitors health care spending trends and the Commonwealth’s performance against an annual health care cost growth benchmark, promotes transparency around how provider organizations are organized to deliver care, monitors changes in the health care marketplace, and establishes standards for patient-centered medical homes and accountable care organizations. In addition, the HPC oversees the Office of Patient Protection, which administers an enrollment waiver process for consumers who want to buy non-group health insurance and provides information to consumers about health insurance appeal rights, waivers and other issues related to health insurance and health care.

The HPC is governed by an 11-member board appointed by the Governor, the Attorney General and the State Auditor. From 2013 to 2016, the HPC was funded through a portion of a one-time assessment on health care payers and providers, as well as a portion of the fees from any casino licenses issued in Massachusetts. In addition to supporting HPC operations, the $209 million one-time assessment (collected over four years) supports a community hospital grant program, a public health fund and a health information technology fund. The amount dedicated to HPC operations is equal to 5% of the total assessment (approximately $10.5 million over the four-year period, or approximately $2.6 million each year). Beginning in fiscal 2017, the HPC will be funded through an annual assessment on the health care industry, similar to CHIA’s assessment.

The HPC establishes the health care cost growth benchmark annually based on a calculation created by statute. For calendar years 2013 through 2017, the Commonwealth establishes the benchmark as equal to the growth rate of the Potential Gross State Product (“PGSP”). The PGSP is designed to measure the long-run average growth rate of the Commonwealth’s economy, ignoring fluctuations due to business cycles. Each year, CHIA releases a report on the Commonwealth’s performance under the benchmark.

The benchmark has been established as 3.6% every year since 2013. In 2014, the Commonwealth exceeded the benchmark with 4.8% health care cost growth. CHIA postulates that several factors contributed to the Commonwealth surpassing the benchmark in 2014, including increased spending due to expanded MassHealth enrollment under the ACA and the significant rise in prescription drug costs. Preliminary reports from CHIA and HPC indicate that the 2015 growth rate is 4.1%. As of November 1, 2016, HPC was expected to conduct a further analysis of the 2015 data and growth rate by the end of calendar year 2016.

As of November 1, 2016, the statutory cost growth target from 2018 through 2022 was expected to be equal to the growth rate of the PGSP minus 0.5%, and from 2023 onwards, was expected to be equal to the growth rate of the PGSP. However, the HPC and the Legislature have some ability to change those growth targets after 2018.

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health and the Department of Mental Health. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self-sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Children and Families (“DCF”), the Department of Youth Services, the Department of Transitional Assistance (“DTA”) and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

The DCF is charged with protecting children from abuse and neglect. As of November 1, 2016, DCF was undergoing an agency improvement initiative to review and update programmatic policies, review agency management structure, and address staffing needs.

Through the DTA the Commonwealth funds three major programs of public assistance for eligible State residents: Transitional Aid to Families with Dependent Children (“TAFDC”); Emergency Aid to the Elderly, Disabled and Children (“EAEDC”); and the State Supplemental Program (“SSP”) for individuals enrolled in the federal Supplemental Security Income (“SSI”) program. In addition, the DTA is responsible for administering the entirely federally funded SNAP (formerly the Food Stamp Program), as well as other smaller programs that assist DTA clients with completing their education, gaining career skills and finding employment.

Disabilities and Community Services. Programs and services provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, and the Department of Developmental Services assist some of the most disadvantaged residents of the Commonwealth. These agencies provide assistance to this population and create public awareness in the citizens of the Commonwealth, as well as promote inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Executive Office of Elder Affairs. The Executive Office of Elder Affairs provides a variety of services and programs to eligible seniors and their families. The office administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Executive Office of Elder Affairs also administers a State-supported prescription drug program for seniors.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides approximately 24,000 veterans, veterans’ spouses and parents with annuity and benefit payments. The Department also oversees the Chelsea Soldiers’ Home and Holyoke Soldiers’ Home, state-owned facilities providing long-term health care and domiciliary services to veterans.

Education

Executive Office of Education. The Executive Office of Education encompasses the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education), the Department of Higher Education (previously the Board of Higher Education) and the University of Massachusetts system. The office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and to create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing State leadership. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which includes 12 members. There are 322 school districts in the Commonwealth, serving over 940,000 students.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state universities and 15 community colleges. The higher education system is coordinated by the Department of Higher Education, which has a governing board, the Board of Higher Education. Each institution of higher education is governed by a separate board of trustees; the University of Massachusetts has one board that governs its five campuses. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of State appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education for the State universities and community colleges, while the University of Massachusetts board of trustees sets tuition levels for its campuses. The Massachusetts College of Art and Design, the Massachusetts Maritime Academy, and the University of Massachusetts (“UMass”) have authority to retain tuition from all students. The other public higher education institutions have authority to retain tuition received from out-of-state students and tuitions from self-supporting programs, such as colleges of continuing education and evening schools. Otherwise, tuition revenue is required to be remitted to the State Treasurer by each institution.

The fiscal 2017 budget is the first under an amended State law that allows UMass to establish its own tuition rates for all students and to retain all tuition it collects. This change resulted in a one-time reduction of approximately $31.1 million in General Fund revenue that reflects that revenue now being retained by UMass and a corresponding reduction of approximately $31.1 million in the annual appropriation from the Commonwealth to UMass.

The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care. The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the DCF or the DTA.

Public Safety

Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies.

Energy and Environmental Affairs

The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcements services and oversight of agencies and programs. Six State agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs, the Department of Environmental Protection, responsible for clean air, water, recycling and environmental remediation programs, and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for State government include constitutional officers, the judiciary and district attorneys, sheriffs, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development and various other programs.

Employee Benefits

Group Insurance. The GIC provides health insurance benefits to more than 430,000 people, including state and participating municipalities’ employees, retirees, their spouses, and dependents, and certain retired municipal teachers, their spouses and dependents. State employee contributions are based on date of hire; employees hired on or before June 30, 2003 contribute 20% of total premium costs, and employees hired after June 30, 2003 pay 25% of premium costs. Similarly, State retirees contribute either 10%, 15% or 20%, depending on their retirement date. The GIC also provides health insurance benefits for the employees and retirees of participating municipalities; the municipalities reimburse the State for their enrollees’ premium costs. The contribution ratio(s) for municipal enrollees is set through a collective bargaining process within each community. As of July 1, 2016, the GIC provides health insurance to employees and retirees of 54 municipal entities: 10 cities, 33 towns, eight regional school districts, two regional districts and one educational collaborative.

Fiscal 2017 GIC appropriations total $1.703 billion, approximately $560 million of which are offset by municipal revenue and $205 million of which are offset by non-state agency revenue to reimburse the State for providing health insurance benefits to the participating governmental units, including municipalities. In addition, the fiscal 2017 budget authorizes transfers of up to $440 million to the SRBTF for the purpose of making expenditures for current State retirees and their dependents.

In keeping with the GIC’s commitment to cost containment, the GIC approved a package of benefit changes for fiscal 2016 that is designed to encourage greater use of primary care physicians to coordinate healthcare and to lower the utilization of higher-cost services (the highest-cost hospitals and prescription drugs; the less-efficient and/or lower quality specialists). As of November 1, 2016, the average fiscal 2017 premium rates for GIC State and municipal members were projected to increase by 3.6% over fiscal 2016.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the State. Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to State law by 104 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 102 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for State employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the State employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Retirement board members are required to complete 18 hours of training and to file annual statements of financial interest with the Public Employee Retirement Administration Commission (“PERAC”). Many such retirement boards invest their assets with the PRIM Board, and the PRIM Board may take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2016, MSERS had 88,081 current members, 61,377 retirees and beneficiaries and 4,350 terminated employees entitled to benefits but not yet receiving them. As of January 1, 2016, MTRS had 91,059 current members and 63,744 retirees and beneficiaries.

The MSERS is a cost sharing, multiple-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after ten years of creditable service. For members who joined the system prior to April 2, 2012 superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with ten years of service. Normal retirement for those employees who were system members before April 2, 2012 occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55. Most members who joined the system after April 1, 2012 cannot retire prior to age 60.

The Commonwealth’s retirement systems’ funding policies have been statutorily established. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements generally provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. For employees hired after April 1, 2012, retirement allowances are calculated on the basis of the last five years or any five consecutive years, whichever is greater in terms of compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Boston teachers are not included in the membership data noted above for the MTRS. Legislation approved in May, 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the State Boston Retirement System (“SBRS”). Those costs were funded one fiscal year in arrears. The cost of pension benefits of the other participants of the SBRS is the responsibility of the City of Boston. The SBRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the SBRS. The Commonwealth’s actuarially determined contribution to the SBRS was $120.4 million for fiscal 2016.

Subject to legislative approval, annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3% or the previous year’s percentage increase in the United States consumer price index on the first $13,000 of benefits for members of the MSERS and MTRS. The Legislature approved the 3% increase in cost-of-living allowances for fiscal 2017. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees.

As of November 1, 2016, the MSERS and the MTRS, in conjunction with the Commonwealth, were evaluating whether certain of the statutes governing the systems may be in conflict with the exclusive benefit rule of Section 401(a)(2) of the Internal Revenue Code or other federal tax law requirements relating to operation of tax-exempt pension plans. The activities being reviewed include (i) the statutorily directed funding of the budget for PERAC solely from the investment income accounts of MSERS and MTRS, (ii) the statutorily directed contributions made from the MSERS account in the Massachusetts Pension Reserves Investment Trust (“PRIT”) Fund to a separate optional retirement plan available to certain employees of the Commonwealth’s higher education system, (iii) the statutorily mandated reimbursements paid by the MSERS to local retirement systems for local cost-of-living allowances for certain participants of those systems, (iv) the deposit of reimbursement revenues received from local retirement systems to the Commonwealth’s General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund and (v) the deposit of federal grant fringe payments to the General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund. As of November 1, 2016, the MSERS and the MTRS have engaged outside tax counsel to review these activities. Corrective actions, if necessary, could include administrative actions, amendments to state statutes, prospective corrections and/or retrospective corrections. As of November 1, 2016, PERAC and the Commonwealth have each engaged or were in the process of engaging separate legal counsel to review the issues presented.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation –5% for those hired before 1975, 7% for those hired from 1975 through 1983, 8% for those hired from 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired starting on January 1, 1979 (except those MTRS employees contributing 11%). Employee contributions, for MTRS, are 11% for those hired on or after July 1, 2001. Employee contributions, for MSERS, are 12% of compensation for members of the State police hired in or after 1996. Legislation enacted in fiscal 2000 established an alternative superannuation retirement benefit program for teachers hired on or after July 1, 2001 (and others who opt in) with an 11% contribution requirement for a minimum of five years. The contribution rate for most employees hired after April 1, 2012 will be reduced to 6% after 30 years of creditable service.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two State systems by making appropriations to pension reserves. As of November 1, 2016, under current law such unfunded liability was required to be amortized to zero by June 30, 2040. The law also requires that the Secretary of Administration and Finance file a proposed funding schedule with the legislature every three years identifying the appropriations or transfers required to amortize the unfunded liability to zero, to meet the normal cost of all future benefits for which the Commonwealth is obligated and to meet any other component of the Commonwealth’s pension liability. Previously designated amounts can be adjusted based on a new funding schedule so long as the adjustments represent an increase in the scheduled amounts for those years. The law requires the funding schedule submitted by the Secretary to be based on actuarial valuation reports and requires the Secretary to provide the actuarial, economic and demographic assumptions upon which the reports are based. The funding schedule is filed with the House Committee on Ways and Means and is deemed approved if no action is taken by the committee within 45 days.

As of November 1, 2016, the most recently approved funding schedule for payments into the Commonwealth’s Pension Liability Fund was filed by the Secretary of Administration and Finance on January 14, 2014. The assumptions underlying the funding schedule include valuation of assets and liabilities as of January 1, 2013, an annual rate of return on assets of 8.0%, and appropriation increases of 10% per year until fiscal 2017 with 7% increases thereafter until the final amortization payment in fiscal 2036 (four years before the statutory requirement). In fiscal 2016, more than the required amount was appropriated, because of the employee retirement incentive program approved by the Governor on May 4, 2015. According to a PERAC report released in February, 2016, the program increased the actuarial accrued liability to the MSERS by approximately $230 million, with an annual cost, when amortized on a 15-year level basis beginning in fiscal 2016, of approximately $25.5 million. A slightly larger amount, $29.1 million (based on an earlier estimate), was provided for in the fiscal 2016 budget. Legislation approved in August, 2015 mandated an increased payment in fiscal 2017 as well to reflect this adjustment.

As of November 1, 2016, the next funding schedule was due to be filed by the Secretary of Administration and Finance in early 2017. It is expected to be based on the January 1, 2016 actuarial valuation report and to take into account, among other things, the full costs of the employee retirement incentive program. The funding schedule filed in early 2017 is expected to govern payments in fiscal 2018 and beyond.

Actuarial Valuations. In August or September of each year, PERAC releases an updated actuarial valuation of the Commonwealth’s total pension obligation as of the preceding January 1 (based on member data and asset information as of December 31).

The most recently completed valuation report (as of January 1, 2016) was released on August 17, 2016. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2015. In the report, the unfunded actuarial accrued liability for the Commonwealth’s total pension obligation as of January 1, 2016 is approximately $37.866 billion, including approximately $13.500 billion for the MSERS, $21.969 billion for the MTRS, $2.236 billion for Boston teachers that are members of the SBRS (“Boston Teachers”) and $161.3 million for cost-of-living increases reimbursable to local systems. This valuation estimated the total actuarial accrued liability as of January 1, 2016 to be approximately $87.402 billion (comprised of $36.966 billion for MSERS, $46.563 billion for MTRS, $3.711 billion for Boston Teachers and $161.3 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $49.535 billion based on a five-year average valuation method, which equaled 101.2% of the December 31, 2015 total asset market value. During 2015 there was an overall actuarial loss of $296 million. There was a non-investment related loss (loss on actuarial accrued liability) of $30 million. There was a loss of $266 million on the actuarial value of assets.

The January 1, 2016 actuarial valuation reflects a decrease in the investment return assumption from 7.75% to 7.50%. This change increased the actuarial accrued liability (and therefore the unfunded actuarial accrued liability) for the Commonwealth’s total pension obligation by approximately $2.2 billion. Prior to the January 1, 2013 valuation, an 8.25% investment return assumption was used. For the January 1, 2013 and January 1, 2014 valuations, an 8.0% investment return assumption was used. The January 1, 2015 valuation used a 7.75% investment return assumption, which was reduced to 7.50% for the January 1, 2016 valuation. This change was based on PERAC’s analysis of the results of the most recent PRIM study, which analyzes expected long-term returns by asset class and general trends in public plans across the country.

The January 1, 2015 actuarial valuation also reflected a fully generational mortality assumption that takes into account all expected future mortality improvements (increasing life expectancy). This change increased the actuarial accrued liability (and therefore the unfunded actuarial accrued liability) for the Commonwealth’s total pension obligation by approximately $1.7 billion at that time. No change was made to the 2015 assumption in the January 1, 2016 actuarial valuation.

The MSERS unfunded actuarial liability increased from $10.959 billion to $13.500 billion (and the funded ratio decreased from 67.5% to 63.5%) from January 1, 2015 to January 1, 2016. Much of this increase was due to an assumption change and two plan amendments. The investment return assumption was reduced from 7.75% to 7.50% in this valuation. The actuarial accrued liability increased $933 million (2.6%) on account of this change. As noted above, the adoption of an employee retirement incentive program in 2015 increased the actuarial liability by $230 million. Finally, members of the Optional Retirement Plan (“ORP”, a defined contribution plan for higher education employees) were provided a one-time opportunity to transfer to the MSERS and purchase service for the period while subject to the ORP. In the 2016 valuation, approximately 1,450 members formerly in the ORP were included in the valuation data. Ultimately, approximately 1,600 will be transferred. The increase in actuarial liability for these transfers is estimated to be $400 million. The January 1, 2016 report does not reflect any ORP assets except for approximately $20 million that were transferred prior to December 31, 2015. Ultimately, as of November 1, 2016, PERAC estimates that $170—$200 million may be transferred.

The actuarial value of assets is determined in accordance with the deferred recognition method under which 20% of the gains or losses occurring in the prior year are recognized, 40% of those occurring two years prior are recognized, etc., so that 100% of gains and losses occurring five years ago are recognized. This has the effect of smoothing the short-term volatility of market values over a five-year period. The actuarial value of assets will be adjusted, if necessary, in order to remain between 90% and 110% of market value. In valuations prior to 1998, plan assets were determined at market value. As part of the 1998 valuation, this methodology was adjusted to reduce the potential volatility in the market value approach from year to year. The actuarial value of assets as of January 1, 2016 was 101.2% of the market value. This figure was 95.7% as of January 1, 2015.

Annual Required Contributions. The Annual Required Contribution (“ARC”) is determined annually based on the most recent Commonwealth valuation. Valuations have been performed annually since January 1, 2000.

The Commonwealth also develops a revised funding schedule by statute at least every three years, and the Commonwealth made the full contribution required, under the then-current funding schedule, for each year. The decrease from fiscal 2016, 77%, to fiscal 2017, 72%, reflects the assumptions and plan changes described in the January 1, 2016 valuation report that increased plan liabilities. The calculation of the Commonwealth’s ARC assumes amortization of the unfunded actuarial liability on a 4.0% annual increasing basis to fiscal 2040. (This is the minimum allowable funding schedule for local systems under state pension law.) The Commonwealth’s total annual required contribution for 2017 was $3,060,000,000.

Other Post-Employment Benefit (“OPEB”) Obligations. In addition to providing pension benefits, the Commonwealth is statutorily required to provide certain health care and life insurance benefits (“other post-employment benefits” or “OPEB”) for retired employees of the Commonwealth, as well as retired employees of housing authorities, redevelopment authorities and certain other governmental agencies (offline agencies). Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age and eligibility while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care/benefit costs. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies. (Although, the Commonwealth is required to pay pensions to retired municipal teachers, the Commonwealth has no OPEB obligations with respect to retired municipal teachers.)

The GIC manages the Commonwealth’s other post-employment benefits for all State and certain agency employees and retirees. The GIC has representation on the Board of Trustees of the State Retiree Benefits Trust (“SRBT”). The SRBT is set up to pay for former State employees’ OPEB benefits and to invest State and certain municipalities funds that have been set aside to pay for OPEB benefits and the cost to administer those funds and can only be dissolved when all such health care and other non-pension benefits, current and future, have been paid or defeased.

The Commonwealth also oversees the management and administration of the Massachusetts Turnpike Authority Retiree Benefits Trust, which is restricted for OBEP benefits of the retirees of the former Massachusetts Turnpike Authority.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2016, Commonwealth participants contributed 10% to 25% of premium costs, depending on the date of hire and whether the participant is active, retiree or survivor status. The GIC had 157,741 State enrollees as of the end of fiscal 2014.

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its OPEB liability in its fiscal 2008 financial reports.

The January 1, 2016 actuarial valuation was issued on October 24, 2016. According to the report, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 4.5%, was approximately $16.323 billion as of January 1, 2016. The 4.5% discount rate (which is the approximate rate of return since its inception of the Massachusetts Municipal Depository Trust) is intended to approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term. Assuming pre-funding, the study estimated the Commonwealth’s liability to be approximately $10.155 billion using a discount rate of 7.50%. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

A liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net position, as presented on a GAAP basis. The liability increases or decreases each year depending on the amount funded, investment return and changes in amortization and assumptions. This change is reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2015, this net OPEB obligation as reflected on the Commonwealth’s statement of net position was $5.605 billion.

The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the GIC, perform their own valuations, as the Commonwealth acts only as an agent for the entities that participate in the GIC with respect to providing OPEB health insurance benefits and does not assume the risk or financial burden of their health care costs.

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, coverage levels and retiree contribution requirements. Accordingly, the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The SRBT was created to consolidate the State’s retiree funding efforts and better project future liabilities, and beginning in fiscal 2008, expenses for current State retirees’ healthcare were paid from the fund. Also in fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The fiscal 2012 budget included a requirement that, beginning in fiscal 2013, 10% of the annual tobacco payments be transferred to the SRBT, with the amount deposited to the SRBT to increase by 10% increments annually thereafter until 100% of all payments would be transferred to that Fund. Pursuant to this requirement, in May, 2013, tobacco settlement proceeds in the amount of $25.3 million were transferred to the SRBT.

The fiscal 2014 budget included a provision that funded the scheduled transfer to the SRBT from unspent appropriations, to the extent that they were available, with any balance to be made up through a transfer of tobacco settlement proceeds. In fiscal 2014, pursuant to that provision, unspent appropriations in the amount of $56.4 million were transferred to the SRBT, and approximately $15 million of tobacco proceeds were used to fund the balance of the transfer.

The fiscal 2015 budget contained a similar provision requiring the transfer of tobacco settlement funds, equal to approximately $73.7 million, to be funded from unspent appropriations, to the extent that they were available, with any balance to be made up through a transfer of tobacco settlement proceeds. In fiscal 2015, pursuant to that provision, unspent appropriations in the amount of $44 million were transferred to the SRBT, and approximately $29.7 million of tobacco proceeds were used to fund the balance of the transfer.

The fiscal 2016 budget contained a similar provision requiring that transfers be made equivalent to 30% of fiscal 2016 tobacco settlement proceeds (the same percentage required in fiscal 2015), or approximately $77 million, to be funded from unspent appropriations, to the extent they were available, with any balance to be made up through a transfer of fiscal 2016 tax revenues exceeding $100 million generated by a tax amnesty program that was also authorized in the fiscal 2016 budget. In fiscal 2016, pursuant to the budget, unexpended appropriations in the amount of $77.3 million were transferred to the SRBT.

The fiscal 2017 budget enacted by the Legislature requires that transfers be made equivalent to 10% of fiscal 2017 tobacco settlement proceeds, or approximately $25.2 million. That transfer is contingent on the availability of unexpended appropriations, and if those are insufficient to fund the 10% transfer, the balance of the 10% is expected to be funded by tobacco settlement revenues. The Governor returned that section of the Legislature’s proposal with an amendment, proposing instead to require a 30% transfer, as in fiscal 2016, which would result in approximately $76 million. As of November 1, 2016, that proposal has not yet been acted upon by the Legislature.

State finance law also provides for annual deposits in to the SRBT in the amount of 5% of any capital gains tax revenues transferred to the Stabilization Fund in excess of the statutory capital gains threshold. This resulted in deposits to the SRBT of $23.4 million in fiscal 2013 and $2.3 million in fiscal 2014. This requirement was suspended by the legislature for fiscal years 2015 and 2016.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan on a rolling basis. The five-year plan coordinates capital expenditures by State agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements. The capital investment plan for fiscal 2017 through fiscal 2021 provides resources for various Commonwealth facilities and programs.

The Executive Office for Administration and Finance also sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. On May 19, 2016, the Governor announced the five-year capital investment plan for fiscal 2017 through fiscal 2021 and an administrative bond cap of $2.19 billion. This increase represents a 3% increase over fiscal 2016, a smaller increase than projected growth in tax revenues.

The different sources of funding for the capital program, include:

•	Administrative Bond Cap—Commonwealth general obligation borrowing to support the regular capital program.

•

Project Financed—General obligation bonds, the debt service for which is supported by savings or revenue related to the project; for example, energy efficiency improvements to Commonwealth facilities, the capital costs for which are expected to be reimbursed through operating savings as a result of reduced energy consumption.

•	Federal Funds—Federal reimbursements for capital expenditures.

•	Other Funds:

•

Accelerated Bridge Program (“ABP”)—Commonwealth special obligation bonds secured by revenues credited to the Commonwealth Transportation Fund (“CTF”) or federal grant anticipation notes secured by federal highway reimbursements issued to fund capital improvements to structurally deficient bridges through the ABP.

•

Rail Enhancement Program (“REP”)—Commonwealth special obligation bonds to be secured by revenues credited to the CTF to finance certain transit infrastructure projects through the REP, previously referred to as Special Obligation Transit Bonds.

•	Pay-As-You-Go—Funding from current revenue for capital projects, including toll revenue.

•

Contributions made by third parties to capital projects being carried out by the Commonwealth, including the I-Cubed program, contributions from campuses for higher education projects, and capital projects funded by assessments.

The administrative bond cap is reviewed and subject to revision annually. Actual capital spending is subject to variance from budget due to the nature of capital projects and programs comprising the plan. In addition, debt affordability analysis and the assumptions and methodology that inform the analysis are subject to periodic review and are updated annually. These and other factors are expected to affect the out-years of the current five-year plan.

The Commonwealth aggregates its capital expenditures into seven major categories based primarily on the agencies responsible for spending and carrying out capital projects: information technology, infrastructure and facilities, environment, housing, public safety, transportation and other.

One project for which capital spending is anticipated during fiscal 2017 is the extension of the MBTA’s Green Line from Cambridge into Somerville and Medford. As of November 1, 2016, MassDOT and the MBTA recently completed a comprehensive review of the project, following a preliminary analysis that projected a cost increase ranging from $700 million to $1 billion, as compared to the prior estimate. In the course of this review, the MBTA and MassDOT paused additional contracting for the project, analyzed the source of the cost overrun, considered a redesign of the project, and sought additional sources of funding. Following this review, a revised project scope with a new cost estimate of $2.3 billion, and pledged contributions for the project totaling approximately $227 million from corridor municipalities and the metropolitan planning organization, the MBTA’s Fiscal and Management Control Board (“FMCB”) voted on May 9, 2016 to approve the resubmission of the project to the Federal Transit Authority (“FTA”). MassDOT, the MBTA and the FMCB will only issue final approval of the project once a revised finance plan is approved by the FTA and certified bids come in within the revised cost estimate. Special obligation bonds funded from the Commonwealth Transportation Fund as well as municipal contributions may be used to finance additional project costs.

Debt Affordability Policy

The Executive Office for Administration and Finance has established a debt affordability policy for the Commonwealth. Pursuant to the debt affordability policy, the Executive Office for Administration and Finance has set an annual borrowing limit at a level designed to keep debt service on the Commonwealth’s direct debt within 8% of budgeted revenues.

For this purpose, debt service includes programs expected to be funded both within and outside of the bond cap, including principal and interest payments on all general obligation debt, special obligation gas tax debt, ABP debt, projected debt service for REP, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. This inclusive definition ensures that while some programs are expected to be funded outside of the bond cap, the related debt service costs of the programs should be fully accounted for under the debt affordability policy in setting the bond cap at appropriate levels.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the MBTA, the MSBA and the Massachusetts Convention Center Authority (“MCCA”).

For the fiscal 2016 capital budget, the Governor maintained the administrative bond cap at $2.125 billion. The fiscal 2016 debt affordability analysis was based on debt service as described above and assumed growth of budgeted revenues at a rate of 4% annually. The compound annual growth rate in budgeted revenues from fiscal 2006 through fiscal 2016 (estimated) is 4.42%. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million.

The Capital Debt Affordability Committee is charged with reviewing on a continuing basis the amount and condition of the Commonwealth’s tax-supported debt, as well as the debt of certain State authorities. The Committee is also responsible for providing an estimate of the total amount of new Commonwealth debt that can prudently be authorized for the next fiscal year, taking into account certain criteria, to the Governor and Legislature on or before December 15 of each year. The committee’s estimates are advisory and not binding on the Governor or the Legislature. The Legislature is responsible for authorizing Commonwealth debt. The Governor determines the total amount capital spending for each fiscal year and the amount of new Commonwealth debt that he considers advisable to finance such spending. The Committee consists of seven voting members—the Secretary of Administration and Finance (who chairs the committee), the State Treasurer, the Comptroller, the Secretary of Transportation, one appointee of the Governor and two appointees of the State Treasurer—and eight legislative leaders who are nonvoting members. For fiscal 2017, the committee determined that up to $2.19 billion of capital debt issuance may be prudently authorized. As of November 1, 2016, the committee was expected to release its recommendation regarding fiscal 2018 on or about December 15, 2016.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Commonwealth Transportation Fund (formerly the Highway Fund) and other budgeted operating funds. Revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2016, on a statutory basis, approximately 57.8% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 26.1% of such revenues, with the remaining 16.1% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of State taxes are the income tax, which accounted for approximately 56.6% of total tax revenues in fiscal 2016, the sales and use tax, which accounted for approximately 23.8%, and the corporations and other business and excise taxes (including taxes on insurance companies and financial institutions), which accounted for approximately 10.6%. Other tax and excise sources accounted for the remaining 8.9% of total fiscal 2016 tax revenues.

The Governor annually files a “tax expenditure budget” that provides a list, description and revenue estimate of various tax credits, deductions and exemptions that represent departures from the basic provisions of the state tax code.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% was applied to most types of income from January 1, 2002 to January 1, 2012. Under current law, the State personal income tax rate on most classes of taxable income is scheduled to be gradually reduced to 5.0%, contingent upon “baseline” State tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes). Pursuant to this law, the state income tax rate on most classes of taxable income has been gradually reduced from 5.3% to its current rate of 5.1%. In order to trigger a reduction, baseline revenues are measured for fiscal year-over-fiscal year growth of at least 2.5 percentage points more than the rate of inflation, as measured by the consumer price index for all urban consumers in Boston. Inflation-adjusted baseline revenues must also demonstrate positive growth for consecutive three-month periods, beginning in August and ending in November, in comparison with the same three-month periods in the prior calendar year. If these triggers are met, the personal income tax rate on most classes of taxable income is reduced by 0.05% on the following January 1. As of November 1, 2016, the State income tax rate on most classes of taxable income was reduced from 5.15% to 5.10%, effective January 1, 2016, as a result of satisfying these triggers. On August 30, 2016, the Department of Revenue certified that the fiscal 2016 inflation-adjusted baseline tax revenue growth over fiscal 2015 was 0.975%, and, therefore, the 2.5% fiscal 2016 growth threshold needed to trigger a further tax rate reduction was not met.

The Commonwealth has indicated that the Department of Revenue will undergo the same process during 2017 to determine whether the State income tax rate will be reduced further from 5.10% to 5.05%, effective January 1, 2018.

In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored.

Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

On September 2, 2015, the Attorney General certified an initiative petition to amend the State constitution to provide for an additional tax of 4.0% on that portion of annual taxable income in excess of $1 million for tax years beginning on or after January 1, 2019. As of November 1, 2016, the $1 million figure would be adjusted annually for inflation.

Capital Gains Tax. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%. As of November 1, 2016, the tax rate on gains from the sale of capital assets owned more than one year is currently 5.10% (effective January 1, 2016), and is equal to the State personal income tax rate. The 5.10% rate could further decline through the statutory mechanism. As of November 1, 2016, State finance law provides for tax revenues collected from capital gains income during a fiscal year that exceed a specified threshold to be transferred to the Commonwealth’s Stabilization Fund, with 5% of the amount so deposited then transferred to the SRBT and an additional 5% transferred to the Commonwealth’s Pension Liability Fund. Each quarter, the Department of Revenue certifies the amount of tax revenues estimated to have been collected during the preceding quarter from capital gains income after each quarter, and, once the threshold has been exceeded, the excess is transferred to the Commonwealth Stabilization Fund. The final certification of capital gains tax revenues is done in November following the end of the fiscal year, but no adjustment is made to Stabilization Fund transfers if the final amount of capital gains taxes certified differs from the amount certified the preceding July. The threshold is subject to annual adjustment to reflect the average annual rate of growth in U.S. gross domestic product over the preceding five years and is certified annually by the Department of Revenue each December for the ensuing fiscal year as part of the consensus revenue process. In fiscal years 2015 through 2016, the Commonwealth temporarily suspended the requirement to transfer capital gains tax collections above the threshold to the Stabilization Fund.

The fiscal 2017 capital gains collections threshold has been determined to be approximately $1.128 billion. The fiscal 2017 budget includes language that requires the Comptroller to transfer all capital gains tax collections that are above $1.278 billion to the Stabilization Fund in fiscal 2017. As of November 1, 2016 tax revenue estimates would not result in any transfer of capital gains tax revenues to the Stabilization Fund in fiscal 2017 under this provision.

Sales and Use Tax. The sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth is 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Certain sales tax receipts are required to be credited to the Convention Center Fund. The Convention Center Fund is not included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MSBA is the amount raised by a 1% sales tax (not including meals). The amount dedicated to the MBTA is a comparable amount, subject to an inflation-adjusted floor, plus $160 million annually. Effective for fiscal 2015, the $160 million adjustment was integrated into the inflation-adjusted floor, which was reset at $970.6 million. The floor grows by the allowable base revenue growth (lesser of sales tax growth or inflation, but not greater than 3% and not less than 0%) thereafter.

The Commonwealth’s receipts from the sales tax on account of motor vehicle sales (net of amounts required to be credited to the Convention Center Fund or dedicated to the MBTA or MSBA) are dedicated to the Commonwealth Transportation Fund.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 8.0%. The minimum tax is $456.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. This general rule does not apply to manufacturing companies nor to mutual fund service corporations. The net income of such entities is apportioned only by the percentage of their Massachusetts sales.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The net income allocated to Massachusetts is taxed at 9.0%.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Prior to January 1, 2014, public utility corporations were subject to an excise tax of 6.5% on net income. Legislation enacted in 2013 repealed the separate excise tax for utility corporations, which are now subject to the corporate excise imposed on business corporations.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes and other tobacco products, alcoholic beverages, deeds, and hotel/motel room occupancy, as well as taxes on estates, among other tax sources.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits.

The Governor annually publishes a “tax expenditure budget” that provides a list, description and revenue estimate of various tax credits, deductions and exemptions that represent departures from the basic provisions of the state tax code.

Under legislation approved June 16, 2008, in support of the life sciences industry, up to $25 million per year in tax incentives is available to certified life sciences companies over a ten-year period, commencing January 1, 2009 for an aggregate amount of $250 million. The Department of Revenue estimates that this program resulted in revenue reductions of $21.1 million in fiscal 2011, $17.4 million in fiscal 2012, $16.5 million in fiscal 2013, $19.4 million in fiscal 2014 and $22.5 million in fiscal 2015. As of November 1, 2016, the Massachusetts Life Sciences Center board has approved $20 million in tax incentives that are expected to be utilized in fiscal 2017.

Tax Revenue Forecasting

Under State law, on or before October 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the current fiscal year and the following fiscal year.

On or before January 15 of each year (January 31 in the first year of a new Governor), the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. State finance law has required that the consensus tax revenue forecasts be net of the amounts necessary to fully fund the pension system according to the applicable funding schedule, and to fulfill statutory commitments to the MBTA and the MSBA. These amounts are to be transferred without further appropriation from the General Fund.

An additional component of the consensus revenue process is the requirement that the consensus tax revenue forecast joint resolution include a benchmark for the estimated growth rate of Massachusetts potential gross state product, or PGSP. Health care cost control legislation requires that the Secretary and the House and Senate Committees on Ways and Means include a PGSP growth benchmark for the ensuing calendar year. The PGSP growth benchmark is used by the Massachusetts Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark.

The Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means agreed in January, 2016 on a PGSP estimate of 3.6% for calendar year 2017, which is identical to the PGSP figure that was adopted for calendar year 2016. The estimate of PGSP was developed through consultation with the Health Policy Commission, the Executive Office for Administration and Finance, the Department of Revenue, the House and Senate Ways and Means Committees and outside economists. The PGSP growth benchmark is to be used by the Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark. PGSP is a measure of the “full employment” output of the Commonwealth’s economy.

Fiscal 2016 and Fiscal 2017 Tax Revenues

Fiscal 2016. On January 30, 2015, a fiscal 2016 consensus tax revenue estimate of $25.479 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2016 consensus tax revenue estimate represented revenue growth of 4.8% actual from the then-current fiscal 2015 estimate of $24.325 billion. The tax estimate assumed a reduction in the Part B rate to 5.10%, effective January 1, 2016. The $25.479 billion figure included off-budget transfers of $3.783 billion, including pension funding and dedicated sales tax for the MBTA and MSBA. On July 17, 2015, the Governor approved the fiscal 2016 budget, which assumed tax revenues of $25.611 billion (excluding tax revenue from judgments and settlements exceeding $10 million each), based on the consensus estimate of $25.479 billion adjusted for the incremental impact of certain tax initiatives enacted as part of the budget.

In addition, the budget contained an earned income tax credit rate increase and other tax enhancements with no impact on fiscal 2016 revenues, but with expected impacts on fiscal 2017 and later years. Subsequent to the enactment of the budget, the legislature passed a two-day sales tax holiday.

Fiscal 2016 monthly tax revenue benchmarks for July through December, 2015, inclusive, were based on the $25.611 billion estimate. That estimate was revised upward by $140 million on January 14, 2016, and monthly benchmarks for the period of January through June, 2016, inclusive, were based on the revised estimate of $25.751 billion.

The tax revenue increase of approximately $492 million from fiscal 2015 to fiscal 2016 is attributable, in large part, to an increase of approximately $364 million, or 3.3%, in withholding collections, an increase of approximately $280 million, or 4.9%, in sales and use tax collections, an increase of approximately $143 million, or 5.6%, in corporate and business tax collections, an increase of approximately $124 million, or 5.8%, in tax collections other than income, sales, corporate and business tax collections, which were partly offset by a decrease of approximately $214 million, or 9.5%, in income tax return and bill payments, a decrease of approximately $42 million, or 1.7%, in income tax cash estimated payments, and an increase of approximately $163 million, or 11.5%, in income cash refunds. Fiscal 2016 tax collections (not including the $155.3 million in tax-related settlements) totaled $25.269 billion, which reflects an increase of $552 million, or 2.2%, from fiscal

2015 (not including large tax settlements received in such year); these collections were approximately $482 million below the benchmarks associated with the revised fiscal 2016 tax revenue estimate of $25.751 billion.

Capital Gains and Settlements. Under State law, fiscal 2016 tax revenues from realized capital gains exceeding $1.087 billion would have been required to be transferred to the Stabilization Fund, but that transfer was suspended for fiscal 2016. On July 21, 2016, the Department of Revenue certified that the Commonwealth collected $1.370 billion in capital gains tax during fiscal 2016.

On July 8, 2016, the Department of Revenue and the Office of the Attorney General jointly certified that fiscal 2016 tax-related settlement and judgment payments totaled $155.3 million and there were no non-tax related settlement and judgment payments.

Tax Amnesty Programs. In fiscal 2016, the State implemented a two-month tax amnesty program. The program collected approximately $136.3 million.

Fiscal 2017. On December 16, 2015, the Secretary of Administration and Finance and the House and Senate Ways and Means Committees conducted a hearing on state tax revenue estimates for fiscal 2017. On January 14, 2016, a fiscal 2017 consensus tax revenue estimate of $26.860 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2017 consensus tax revenue estimate represented actual revenue growth of 4.3% from the revised fiscal 2016 estimate of $25.751 billion. The $26.860 billion estimate assumed that another income tax rate reduction trigger would go into effect January 1, 2017, lowering the state’s Part B personal income tax rate from 5.1% to 5.05%. Of the forecasted $26.860 billion in fiscal 2017, an estimated $1.484 billion was projected to come from taxes on capital gains. The $26.860 billion figure included off-budget transfers of $2.198 billion for pension funding, $1.001 billion in dedicated sales tax receipts for the MBTA, $867.1 million in dedicated sales tax receipts for the MSBA and $21.4 million for the Workforce Training Fund. It did not include a previously legislated off-budget transfer of approximately $44 million for the Massachusetts Tourism Fund. The total amount of off-budget transfers was $4.088 billion excluding the allocation to the Tourism Fund. Accordingly, after taking into account these off-budget transfers, the Secretary and Committee chairs agreed that $22.772 billion would be the maximum amount of tax revenue available for the fiscal 2017 budget, and that they would base their respective budget recommendations on that number.

As a result of the Commonwealth’s relatively slow tax filing season in the spring of 2016, and after consulting with the Secretary of Administration and Finance, the Department of Revenue and independent economists, the House and Senate budget conferees revised the estimate of tax collections for fiscal 2017 downward. The budget as signed by the Governor assumed total taxes before transfers of $26.234 billion, or $750 million less than the January consensus tax revenue estimate, plus $124 million in other adjustments. Those adjustments reflected the revised expectations that another income tax rate reduction would not be triggered on January 1, 2017, that only $7 million in room occupancy taxes would be credited to the Massachusetts Tourism Fund, and that the life sciences tax credit would be capped at $20 million. After enactment of the budget and veto overrides, $10 million of room occupancy taxes will be credited to the Massachusetts Tourism Fund. Accordingly, revenue benchmarks for fiscal 2017 will total $26.231 billion, including revenues dedicated to the MBTA, the MSBA and the Workforce Training Fund.

Preliminary tax revenues (including large tax-related settlements) for the first three months of fiscal 2017, ended September 30, 2016, totaled $6.198 billion, an increase of approximately $246.7 million, or 4.1% over the same period in fiscal 2016.

The year-to-date tax revenue increase of approximately $246.7 million through September, 2016 from the same period in fiscal 2016 is attributable, in large part, to an increase of approximately $156.6 million, or 5.9%, in withholding collections, an increase of approximately $84.2 million, or 15.9%, in corporate and business tax collections, and an increase of approximately $35.8 million, or 2.3%, in sales and use tax collections, which were partly offset by a decrease of approximately $47.3 million, or 7.5% in income tax cash estimated payments. Year-to-date collections from large tax and non-tax related settlements and judgments exceeding $10 million each totaled $13.5 million. Excluding these payments, year-to-date fiscal 2017 tax collections through September were approximately $9.1 million below the year-to-date benchmark associated with the fiscal 2017 tax revenue estimate of $26.231 billion.

On October 14, 2016, the Secretary of Administrative and Finance revised the tax revenue projection downward by $175 million to $26.056 billion to reflect slower-than-expected growth in sales tax collections.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by State expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2016 were $10.643 billion and are projected to be $10.929 billion in fiscal 2017.

Departmental and other non-tax revenues are derived from a large number of sources, including but not limited to fees and assessments for services, licenses, tuition and reimbursements. For fiscal 2016, departmental and other non-tax revenues were $4.258 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2016 included $1.086 billion in drug rebates, recoveries and other fees, $588.6 million for Registry of Motor Vehicles fees, fines and assessments, $240.7 million from filing, registration and other fees paid to the Secretary of State’s office and $835.7 million in reimbursements from cities, towns and non-state entities for retiree benefits.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of net operating revenues from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.075 billion, $1.050 billion, $1.069 billion, $1.086 billion and $1.092 billion in fiscal 2012 through 2016, respectively. Under State law, the net balance in the State Lottery and Gaming Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to fund monthly local aid payments to cities and towns.

Tobacco Settlement. In November, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%, which equals more than $8.962 billion through fiscal 2024, subject to adjustments, reductions and offsets. However, since fiscal 2006 certain amounts have been withheld from each year’s payments by tobacco manufacturers who claim that because of certain developments they are entitled to reduce such payments under the master settlement agreement. Those withheld amounts have ranged from $21 million to $35 million to the Commonwealth in the period from 2006 through 2012, inclusive. A smaller amount has been withheld for 2013 through 2016, inclusive. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017, inclusive.

From fiscal 2003 through fiscal 2012, all payments received by the Commonwealth pursuant to the master settlement agreement were deposited in the General Fund. Since fiscal 2012, State law has stipulated that a portion of annual tobacco settlement revenues be deposited into the SRBT.

Settlements and Judgments. State finance law provides that any one-time settlement or judgment amounting to $10 million or more is to be deposited in the Stabilization Fund to the extent that the total of all such settlements and judgments in a fiscal year exceeds the average of such totals for the five preceding fiscal years. The threshold applicable in fiscal 2017 is $271 million (average of fiscal 2012 through fiscal 2016).

On September 6, 2016, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had not received any settlement and judgment payments during the first two months of fiscal 2017. As of November 1, 2016, the next certification, which was expected to be issued early November, was expected to reflect settlements received through October 31, 2016.

Gaming. On November 22, 2011 the Governor approved legislation that authorized the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent State gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. Licensing fees collected by the commission are to be applied to a variety of one-time State and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction. The legislation stipulates that initial licensing fees, which are to be set by the gaming commission, must be at least $85 million per casino (a “Category 1” license) and $25 million for the slot facility (a “Category 2” license). According to the Massachusetts Gaming Commission, aggregate State tax revenues from gaming licenses are expected to total approximately $300 million per year once the facilities are operational.

The Massachusetts Gaming Commission entered into agreements with the Category 1 licensees in two of the three regions, pursuant to which the licensees each received a license effective on November 7, 2014. The $85 million license fees were paid by each licensee in November, 2014. The facility in Springfield is expected to be operational in 2018; the facility in Everett is expected to be operational in 2019. In March, 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region, based upon the assumed power of the U.S. Secretary of the Interior to take land into trust for the tribe. On April 28, 2016, the commission voted to deny an application for a Category 1 license in that region. On July 28, 2016, in the case of Littlefield v. the U.S. Department of the Interior, the U.S. District Court held that the Secretary of the Interior lacked the authority to take land into trust for the Mashpee Wampanoag tribe and remanded the matter back to the Secretary for further proceedings consistent with the opinion as well as the declaratory judgment entered. The Bureau of Indian Affairs filed a motion for reconsideration, which was denied by the court, and the Mashpee Wampanoag filed a motion to intervene, which was granted. The Commission will continue to monitor this matter.

The Category 2 slot facility opened on June 24, 2015. In fiscal 2016, the facility generated approximately $160.9 million in gross gaming revenue, resulting in $64.4 million in budgetary fund taxes collected by the Commonwealth. Gross gaming revenue projections for fiscal 2017 are $160 million.

Various municipalities have filed suit contesting certain aspects of the Massachusetts Gaming Commission’s issuance of one of the Category 1 licenses. Certain of these claims have been dismissed, either voluntarily or by order of the Superior Court. On August 24, 2016, the City of Somerville entered into a dismissal of claims against the Massachusetts Gaming Commission and agreed to dismiss all of its litigation pertaining to the Region A category 1 licensee. As of July, 2016, the Massachusetts Gaming Commission is defending the remaining intervenor claim filed by Mohegan Sun and the appeals filed by the City of Revere and the individuals who filed an open meeting law claim as part of the Revere litigation.

Limitations on Tax Revenues

Chapter 62F of the General Laws establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable State tax revenue” for each fiscal year. Chapter 62F also requires that allowable State tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

FISCAL 2016 AND FISCAL 2017

Fiscal 2016

On January 30, 2015, a fiscal 2016 consensus tax revenue estimate of $25.479 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. After accounting for statutorily required transfers for pensions, to the MBTA, the MSBA and the Workforce Training Fund, and including expected capital gains tax revenue in excess of the fiscal 2016 threshold, the Secretary and Committee chairs agreed that $21.396 billion would be the maximum amount of tax revenue available for the fiscal 2016 budget.

An interim budget for the first month of fiscal 2016 was approved by the Governor on June 23, 2015. The fiscal 2016 budget was enacted by the Legislature on July 8, 2015 and approved by the Governor on July 17, 2015. Total spending in the fiscal 2016 budget approved by the Governor amounted to approximately $38.2 billion, after accounting for $162.8 million in vetoes.

The fiscal 2016 budget was approximately 3.4% greater than fiscal 2015 estimated spending levels at the time of its approval. This calculation assumed that a $565.5 million transfer from the General Fund to the Medical Assistance Trust Fund, which was delayed into fiscal 2016 to await necessary federal approval, counted as fiscal 2015 actual spending. The fiscal 2016 budget relied on approximately $629 million in fiscal initiatives, including retaining projected $300 million above-threshold capital gains tax revenues in the General Fund (rather than transferring to the Stabilization Fund), projected $100 million from a non-filer tax amnesty program, $67 million transfer from the Commonwealth Care Trust Fund, $46 million from FAS 109 delay and projected savings resulting from cash management in the MassHealth program. The fiscal 2016 budget also assumed savings for fiscal 2016 debt service attributable to the $113.2 million debt defeasance included in the final fiscal 2015 supplemental appropriation bill.

The fiscal 2016 budget also assumed gross payroll related savings of approximately $200 million due to an early retirement incentive program (“ERIP”) signed into law by the Governor on May 4, 2015. The ERIP was projected to increase the Commonwealth’s annual required contribution to the pension fund for the next 15 years by approximately $29.2 million annually. The fiscal 2016 budget provides for this additional contribution.

Legislation that was approved as part of the fiscal 2016 budget established a Fiscal Management and Control Board to focus specifically on improving management of the MBTA and allowed the University of Massachusetts to retain all the tuition it collects.

On July 28, 2015, the Legislature passed overrides to the Governor’s vetoes in the amount of $97.9 million. On August 6, 2015, the Governor approved legislation that authorized a two-day suspension of the sales tax on August 15 and 16, 2015, which resulted in approximately $25.5 million in foregone revenue.

On October 15, 2015, the Secretary of Administration and Finance maintained the fiscal 2016 tax revenue estimate of $25.611 billion without change and reduced the non-tax revenue estimate by $145 million.

On January 14, 2016, the Secretary of Administration and Finance revised the fiscal 2016 tax revenue estimate upwards by $140 million, for a revised estimate of $25.751 billion. On the same day, the Governor reduced spending allotments pursuant to his Section 9C authority by $47 million. The Governor also identified non-tax revenue solutions worth $56 million. This combination of revenue and spending adjustments resulted in a remaining statutory budget gap of approximately $75 million.

On April 1, 2016, the Governor approved a supplemental budget for fiscal 2016 including $167.6 million in supplemental appropriations. The bill consisted of routine midyear appropriations for identified deficiencies, including emergency assistance and shelter diversion costs ($44 million), representation of indigent defendants ($26 million), recognized sheriffs’ deficiencies ($18 million), collective bargaining costs ($16 million), settlement and judgments ($13 million), MassHealth ($11 million), and labor costs at the University of Massachusetts ($10.9 million).

On July 21, 2016, the Governor approved a supplemental budget for fiscal 2016 including $24 million in appropriations. The bill consisted of routine mid-year appropriations recommended by the Governor in February for representation of indigent defendants ($14 million) and sheriffs’ deficiencies ($10 million). It also authorized transferability between MassHealth line items, and continued certain prior appropriations.

On October 6, 2016, the Governor approved a final supplemental budget for fiscal 2016 containing $187 million in fiscal 2016 appropriations ($23 million net state cost), which provided funding for certain caseload-driven accounts, such as representation of indigent defendants, and which provided funding for two time-sensitive fiscal 2017 needs (student assessments and substance abuse services). The bill extended into fiscal 2017 certain spending authorizations which would otherwise have expired at the end of fiscal 2016 and appropriated $5 million for newly identified fiscal 2017 spending needs. Outside sections effectuated certain year-end transfers intended to close the fiscal year in balance, and made other technical or corrective changes in law.

Fiscal 2017

On January 14, 2016, a fiscal 2017 consensus tax revenue estimate of $26.860 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2017 consensus tax revenue estimate represented actual revenue growth of 4.3% from the revised fiscal 2016 estimate of $25.751 billion. After accounting for statutorily required transfers for pensions, to the MBTA, the MSBA, and the Workforce Training Fund, the Secretary and Committee chairs agreed that $22.772 billion would be the maximum amount of tax revenue available for the fiscal 2017 budget.

As a result of the Commonwealth’s relatively slow tax filing season in the spring of 2016, the tax revenue estimates on which the fiscal 2017 budget was based were revised to approximately $26.231 billion (after overrides) by the budget conferees, resulting in approximately $24.372 billion as the maximum amount of tax revenue available for the budget, after accounting for transfers and other adjustments.

An interim budget of approximately $5.3 billion for the first month of fiscal 2017 was enacted by the Legislature on June 23, 2016 and approved by the Governor on June 27, 2016. The interim budget was immediately superseded by the fiscal 2017 budget when it went into effect. The fiscal 2017 budget was enacted by the Legislature on June 30, 2016 and approved by the Governor on July 8, 2016. Total authorized line item spending in the fiscal 2017 budget approved by the Governor amounted to approximately $38.92 billion, after accounting for $264 million in line item vetoes. Excluding spending from beginning balances and excluding certain transfers in both years, the fiscal 2017 budget as signed was approximately $489 million, or 1.3%, greater than fiscal 2016 estimated spending levels at the time of its approval. An increase in the pension transfer represented an additional $226 million in increased spending over fiscal 2016 levels.

At the time he approved the budget, the Governor filed a supplemental budget for fiscal 2017, which proposed additional appropriations for identified deficiencies totaling $177 million, net of offsetting revenues.

Through July 31, 2016, the Legislature passed overrides to the Governor’s vetoes in the aggregate amount of $219 million, net of offsetting revenue impacts and increased caseload exposures, including approximately $112.7 million for the MassHealth program.

On October 14, 2016, the Secretary of Administration and Finance revised the tax revenue projection downward by $175 million to $26.056 billion, to reflect slower-than-expected growth in sales tax collections. Also on October 14, 2016, the Secretary of Administration and Finance reported to the Governor a budget shortfall of $294 million. The projected deficiency reflects both the tax revenue reduction of $175 million and non-discretionary spending obligations for indigent defendants’ legal costs, projected snow and ice costs, shelter and settlement and judgment costs, approximately $106 million of which had previously been recognized in the fiscal 2017 supplemental budget filed by the Governor in July. On October 27, 2016, the Secretary of Administration and Finance reported to the House and Senate Committees on Ways and Means that she had identified solutions to close the announced gap. These solutions include unneeded trust balances and other budget closing measures identified but not ultimately needed to close fiscal 2016, increased non-tax revenue, decreased transfers to the MBTA and MSBA due to the lower sales tax projection, and payroll savings. The Secretary also communicated that the Executive Office for Administration and Finance is tracking additional deficiencies, including approximately $100 million in additional MassHealth spending net of projected reimbursements, and is in the process of identifying solutions within the MassHealth program to manage spending within appropriated amounts, but further reductions or other actions may ultimately be necessary.

The Executive Office for Administration and Finance will continue to monitor revenues and spending and will actively manage the Commonwealth’s budget in fiscal 2017. The Secretary for Administration and Finance expects to implement measures to ensure that the Commonwealth’s budget will achieve statutory balance. Those measures include, but are not limited to, reducing allotments, maintaining payroll caps and other hiring limitations and otherwise imposing spending controls.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year. As of November 1, 2016, the State had liquidity support for a $400 million commercial paper program for general obligation notes. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

The Commonwealth ended fiscal 2016 with a non-segregated cash balance of approximately $2.398 billion. Fiscal 2017 is projected to end with a balance of approximately $2.287 billion.

Fiscal 2016 is based on actual spending and revenue through June, 2016. The fiscal 2017 statement is based upon the fiscal 2017 budget approved by the Governor on July 8, 2016 and subsequent overrides of the Governor’s vetoes. Quarterly cash flow statements, as submitted by the State Treasurer to the House and Senate Committees on Ways and Means, are posted on the cash management page of the State Treasurer’s website.

Commonwealth cash deposits are held in insured or collateralized bank accounts and with the Massachusetts Municipal Depository Trust (“MMDT”), the Commonwealth’s investment pool for governmental entities. MMDT is comprised of two portfolios, professionally managed by Federated Investors Inc., the Cash Portfolio and the Short Term Bond Fund. The Cash Portfolio investments are carried at amortized cost, which approximates fair value and the Short Term Bond Fund investments are carried at fair value. General operating cash is invested in the cash portfolio, and moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the cash portfolio and the short-term bond fund.

The Cash Portfolio invests in a diversified portfolio of high quality United States dollar-denominated money market instruments (eligible under Rule 2a-7 of the Securities and Exchange Commission) of domestic and foreign issuers, United States government securities and repurchase agreements. As of September 30, 2016, the Cash Portfolio holdings were made up of commercial paper and notes (50.4%), variable rate instruments (12.1%), repurchase agreements (15.4%) and bank instruments (22.1%). As of September 30, 2016 the Cash Portfolio’s monthly weighted average life was 64 days, and the monthly weighted average maturity was 54 days. The three objectives for the cash portfolio are safety, liquidity and yield. The cash portfolio maintains a stable net asset value of one dollar and is marked to market daily. The Cash Portfolio is fully compliant with GASB 79 as of July 1, 2016.

The Short Term Bond Fund invests in a diversified portfolio of investment grade debt securities. As of August 31, 2016, the Short Term Bond Fund holdings were made up of U. S. Treasury securities (55.1%), Financial Institution—Banking (6.3%), FNMA MBS (2.3%), Technology (3.4%), FHLMC MBS (3.1%), Utility—Electric (3.2%), Commercial MBS (1.5%), Consumer Non-Cyclical Food/Beverage (1.8%), Energy—Integrated (1.4%), Consumer Cyclical—Pharmaceuticals (1.4%), Other (20.5%). The Other (20.1%) is composed of over 30 sub-sectors, ranging from 1.1% to 0.02%, which broadly can be classified as the following: Financial (3.4%); Consumer non-cyclical (2.9%); Energy (2.6%); Communications (2.3%); Consumer Cyclical (2.1%); Capital Goods (1.8%); FHLMC Agency (1.1%); FNMA Agency (1.1%); Transportation (1.0%); Basic Industry (0.4%); and Utility (0.3%). The short-term bond fund seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. The benchmark for the short-term bond fund is the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds.

The fiscal 2016 capital plan projected $3.963 billion of spending on capital projects, including $2.125 billion of bond cap spending, approximately $374.6 million of spending authorized under the ABP, approximately $353.0 million in special obligation spending for REP, approximately $657.1 million in federal reimbursements and grants, approximately $64.0 million of spending on projects funded by anticipated savings or revenues, approximately $144.1 million from non-Commonwealth sources such as contributions from campuses, and approximately $245.0 million in pay-as-you-go capital funded by operating funds, including tolls.

For cash flow needs for fiscal year 2017, the State Treasurer issued $1.5 billion in RANs on August 30, 2016. As in previous years, the RANs are scheduled to mature in April, May and June of the same fiscal year.

As of November 1, 2016, the fiscal 2017 capital plan currently projected $4.146 billion of spending on capital projects, including $2.19 billion of bond cap spending, approximately $472.4 million of special obligation bond spending authorized under the ABP and for REP, approximately $877.5 million in federal reimbursements and grants, approximately $77.7 million of spending on projects funded by anticipated savings or revenues, approximately $330.0 million from non-commonwealth sources such as contributions from campuses, and approximately $198.4 million in pay-as-you-go capital funded by operating funds, including tolls.

As of November 1, 2016, the next official, quarterly cash flow statement was expected to be released on or about November 30, 2016.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of November 1, 2016, in the opinion of the Attorney General, no litigation was pending or, to her knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D., et al. v. The Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. In February 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has undertaken implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the Court modified the judgment to extend the date for full implementation to November 30, 2009. MassHealth estimates that its implementation of program changes in compliance with the remedy order will increase its costs, including administrative costs, prospectively by over $20 million annually. The Court had extended the monitoring period several times, most recently through December 31, 2016. The Commonwealth maintains that it is in full compliance with the Court’s judgment. As of November 1, 2016, a status conference was scheduled for November 8, 2016.

SEIU v. Department of Mental Health, Supreme Judicial Court. The Service Employees International Union (“SEIU”) has challenged the Department of Mental Health’s contracts for the provision of Community Based Flexible Supports (“CBFS”) as unlawful privatization contracts under the so-called Pacheco Law. The union seeks declaratory relief invalidating portions of the CBFS contracts as well as reinstatement of and back pay for up to 100 former Department case managers who the union claims were laid off in 2009 as a result of these allegedly unlawful contracts. On August 15, 2012, the Department of Mental Health (“Department”) filed a motion for judgment on the pleadings seeking to dismiss the case due to lack of subject matter jurisdiction based on SEIU’s lack of standing to pursue the action and its failure to include as defendants in the action the private contractors whose contracts would be partially invalidated were the requested relief granted. By Memorandum of Decision and Order dated March 8, 2013, the Superior Court allowed the Department’s motion, and on March 24, 2013, judgment entered dismissing the case. SEIU subsequently appealed. On August 15, 2014, the Supreme Judicial Court issued a decision affirming the Superior Court’s determination that the complaint was deficient for failing to name the state contractors in the CBFS program as parties. It remanded the case to the Superior Court for the sole purpose of allowing SEIU to move to amend its complaint to add as necessary parties the DMH contractors. In its August 15, 2014 decision, the Supreme Judicial Court reversed the Superior Court’s separate determination that, based on the pleadings, SEIU lacked direct standing to seek enforcement of the Pacheco Law. The union filed an amended complaint naming the CBFS contractors on October 8, 2014. After the Department moved to dismiss this amended complaint, the Superior Court in late August, 2015 issued a memorandum of decision dismissing SEIU’s complaint for lack of jurisdiction on the ground that the only extant contracts are renewal contracts, which are expressly excluded from the purview of the Pacheco Law. A judgment dismissing the case with prejudice was entered on August 28, 2015. SEIU filed a notice of appeal and, on January 13, 2016, the Supreme Judicial Court allowed SEIU’s application for direct appellate review. The Supreme Judicial Court heard oral arguments on September 6, 2016, and as of November 1, 2016, a decision was expected by early 2017. If the Court rejects DMH’s arguments, the case will likely be remanded for trial. The Department believes that the potential costs associated with rehiring the laid-off case managers, if such relief were ultimately ordered, could reach $10 million annually. This would be in addition to whatever back pay might be awarded if the plaintiff prevails.

Hutchinson et al v. Patrick et al, United States District Court, Massachusetts. This is a class action, commenced in 2007, brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs asserted claims under the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act; they sought declaratory and injunctive relief. After the court certified a class in October 2007, the parties engaged in an intensive period of settlement negotiations. In May, 2008, the parties entered into a settlement agreement which was subsequently amended in July, 2013 (“Agreement”). Under the terms of the Agreement, the defendants are to use the Massachusetts Money Follows the Person Demonstration Project (“MFP Project”) and various waiver programs to provide community residential and non-residential supports in an integrated setting to Massachusetts Medicaid-eligible persons with an acquired brain injury who are in nursing and long-term rehabilitation facilities (“Class Members in Facilities”). Over the six-year term of the Agreement, the defendants are to provide between 905 and 1,174 waiver slots for Class Members in Facilities. The exact number of slots to be added will depend on the level of demand for waiver services.

As of November 1, 2016, the cost of implementing these programs was originally projected to be approximately $386 million, phased in over six years, with approximately half of that amount expected to be reimbursed by the federal government. The fiscal 2015 budget provided a new, $34.3 million line item at EHS/MassHealth specifically for the purposes of funding the Hutchinson Settlement. The fiscal 2016 budget increased the appropriation to $49.4 million. The fiscal 2017 appropriation is approximately $71.6 million. The majority of this funding is expected to be allocated to the Department of Developmental Services and the Massachusetts Rehabilitation Commission to fund Hutchinson-related services, while the residual EHS/MassHealth funding is expected to pay for the development of the IT systems necessary to support and track these services. By year six of the agreement, fiscal 2019, when the program is expected to be fully implemented, the annualized cost of the program as initially projected is to be approximately $112 million (gross) or $56 million (net) state cost.

Massachusetts Council of Human Service Providers, Inc., et al. v. Secretary of the Executive Office of Health and Human Services (Suffolk Superior Court). A coalition of providers of social services has brought suit against EOHHS, alleging that EOHHS has failed to promulgate new (higher) rates of reimbursement to providers of various behavioral health services, and to reimburse those providers consistent with such rates, notwithstanding statutory requirements which set a timetable by which such rates were required to be promulgated and to become effective. The plaintiffs argue that EOHHS had a non-discretionary statutory duty to promulgate the new rates, and to reimburse providers consistent with such rates, but has failed to do so in a timely manner. Plaintiffs have brought an action seeking relief under the mandamus and declaratory judgment statutes. In their complaint, plaintiffs allege that, if EOHHS is ordered promptly to set and pay according to all rates that have not yet been promulgated, EOHHS would be liable for approximately $52 million in higher rate payments (i.e., the difference between the currently extant rates and the new rates required to be set) in fiscal 2015 alone. The complaint was filed on or about June 30, 2014; on July 29, 2014, EOHHS filed its answer denying some allegations and asserting several affirmative defenses. The plaintiffs filed a motion for judgment on the pleadings on October 30, 2014. On January 12, 2015, the court granted the Plaintiffs’ motion for judgment on the pleadings, but permitted the parties to attempt to negotiate a schedule for rate promulgation and implementation. After negotiations, the court granted a joint motion for entry of judgment in the form proposed by the parties on May 14, 2015. Pursuant to this interim, agreed-upon resolution, the promulgation of new rates will be delayed up to two years—but, in the meanwhile, service providers will benefit from interim supplemental payments representing some fraction of the liability plaintiffs had alleged in their complaint.

Fowler, et al., for themselves and others similarly situated v. Thomas Turco, in his official capacity as the Commissioner of the Massachusetts Department of Correction, and the Massachusetts Partnership for Correctional Healthcare, LLC, United States District Court, Massachusetts. Four state prisoners have filed a class action suit relating to treatment of the Hepatitis C virus (“HCV”) among prisoners in the custody of the Massachusetts Department of Correction. The suit alleges that the Department of Correction and its healthcare services provider, the Massachusetts Partnership for Correctional Healthcare (“MPCH”), have failed to provide HCV-positive prisoners with access to new medications that, plaintiffs claim, enjoy higher success rates, fewer side effects, and shorter treatment duration than prior treatments. Employing the uppermost range estimate for the rate of HCV infection among prisoners nationwide—41.1%—to the Massachusetts prison population, the number of HCV-infected individuals in Massachusetts custody could be as high as 4,800. (At present, approximately 1,500 prisoners have been identified as HCV-positive.) The State Office of Pharmacy Services, which procures the medications for MPCH, pays between approximately $39,000 and $75,000 per patient, depending on the specific medication, for the typical 12-week course of treatment. Based on these figures, if the defendants are required to provide the medications to all HCV-infected prisoners in Department custody, the total cost could reach $150-$350 million dollars.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. Federal responses to the Commonwealth’s most recent waiver submissions have been pending since 2000. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. Updated federal regulations on health care-related taxes took effect June 30, 2010. By the end of Health Safety Net fiscal year 2016, the Commonwealth is expected to have collected an estimated $5.811 billion in acute hospital assessments since 1990 and an estimated $2.692 billion in surcharge payments since 1998.

In re: Office of the Inspector General Report Number: A-01-12-0006 (Claiming the correct Federal medical assistance percentage for claim adjustments made to the Form CMS-64). On April 6, 2012, the federal Office of the Inspector General (“OIG”) initiated an audit of MassHealth’s federal reporting of certain claims with dates of service between January 1, 2006 and December 31, 2010. The OIG issued a draft report on June 3, 2014. MassHealth responded on July 3, 2014. The OIG draft report concludes that during the audit period MassHealth over-claimed $105 million in federal financial participation (“FFP”) due to timing issues associated with the temporary FMAP increase due to ARRA and EOHHS’ “void and replace” claiming system. EOHHS’ response to the draft report states that MassHealth worked closely with the federal Centers for Medicare and Medicaid Services (CMS) to develop the system it uses to submit claims and adjustments for federal matching funds on the CMS form since June 2009, and that CMS validated and accepted the “void and replace” claims adjustment system EOHHS used. The OIG’s audit focused on a specific time period that, based on its calculations, resulted in a federal overpayment. Based on the OIG’s methodology, there was a $108 million federal underpayment to the Commonwealth for the subsequent period of January, 2011 through September, 2013. Based on the OIG’s audit report, MassHealth has implemented the OIG’s interpretation of the claiming rules after the audit period, and has requested increased federal reimbursement totaling approximately $108.2 million from CMS, which will offset OIG’s recommended adjustment. In its response to the OIG’s report, EOHHS advised the OIG that if CMS agrees with the OIG’s interpretation of federal claiming rules and the rules are applied consistently, EOHHS has no objection to the OIG’s recommended finding. The OIG issued its final report in September, 2014. The OIG did not accept EOHHS’ position. EOHHS is pursuing this matter further with CMS. As of November 1, 2016, CMS has not taken any action to disallow the $108.2 million that the OIG insists is an overpayment.

In re: Centers for Medicare and Medicaid Financial Management Review: 01-MS-2012-MA-01 (Massachusetts Medicaid Nursing Facility User Fees—Federal Fiscal Year 2010). In 2011, the Centers for Medicare and Medicaid Services (“CMS”) Office initiated a financial review of Massachusetts’ Nursing Facility User Fees for federal fiscal year 2010. In September 2013, CMS issued a draft audit report. In its report, CMS referenced that the Commonwealth collected $220.7 million in federal fiscal year 2010 in nursing facility user fees and that non-compliance with requirements for federal funding could result in recoupment of federal funds. The findings and recommendations included a request to submit a new application for a waiver of federal requirements applicable to the user fee. EOHHS responded to CMS’s draft report agreeing to seek new waiver authority from CMS. In June, 2014, CMS issued a final audit report accepting EOHHS’ response and stating it would work with EOHHS to implement a new waiver. As of November 1, 2016, EOHHS was working with CMS to gain approval of modifications to its nursing facility user fee structure, which may require a change in State law.

Taxes

Comcast of Massachusetts I, Inc. v. Commissioner of Revenue, Appellate Tax Board. On June 7, 2016, the Appellate Tax Board (the “Board”) issued a Decision in favor of the Commissioner in these ten consolidated corporate excise tax cases for the years 2003-2008. The case presented a variety of issues, including: (a) whether the taxpayers were entitled to a re-computation of the sales factor of various members of the combined group based on the costs of performance rule under G.L c. 63, section 38(f), as in effect during the years at issue; (b) whether the taxpayers were entitled to a refund of corporate excise attributable to final IRS determinations adjusting the income of the taxpayers; (c) whether the taxpayers may properly claim interest expense deductions that they had added back under the Massachusetts Add Back Statute, G.L. c. 63, § 31J, on their originally filed returns; (d) whether the taxpayers improperly treated as sales within the meaning of G.L. c. 63, § 38(f), certain intercompany reimbursements made at cost, and (e) whether the taxpayers’ position that investment expenses were apportionable to Massachusetts, when these same expenses were associated with dividend income that the parties agreed was properly allocable 100% to Pennsylvania, was without legal merit. The potential refund claims total approximately $195 million. The Board issued its decision following a seven-day trial that started on October 13, 2015 and terminated on November 20, 2015, and which was followed by the filing of post-trial and reply briefs by the parties. As of November 1, 2016, the Commissioner had requested that the Board issue Findings of Fact and a Report explaining the reasoning for its Decision. On September 2, 2016, the taxpayers filed a Motion to Alter, Amend or Clarify Decision, which was heard on September 29, 2016. The taxpayers contend that during the course of proceedings of the case, the Commissioner conceded five issues and that the Board’s decision should therefore be in favor of the taxpayers on those five issues. By Order dated September 30, 2016, the Board denied the motion without a hearing and indicated that, to the extent necessary, it will take the taxpayers’ motion into consideration when issuing its Report.

Northeastern University, et al. v. Commissioner of Revenue (Appeals Court, Suffolk Superior Court) and related Brownfields Credits Claims. The plaintiffs in a consolidated Superior Court case, three Massachusetts universities and one corporation, allege that the Commissioner of Revenue (“Commissioner”) wrongfully denied their requests for Brownfields Tax Credits and, in the case of the corporate plaintiff, the request to transfer or sell tax credits already obtained. Legislation in 2006 made not-for-profit institutions eligible, for the first time, to claim tax credits for work those institutions performed to remediate an environmentally contaminated site. (Because not-for-profits do not typically pay corporate excise taxes, against which such a credit may be applied, the legislation also made it possible, for the first time, for taxpayers granted such a credit to “sell” that credit to individuals or corporations who do incur tax liability, so that the buyer can make use of the credit. The law specifies that any unused portion of a credit, as reduced from year to year, can be carried over and applied to a tax liability for any subsequent year, not to exceed five years.) The sole issue in the Northeastern University litigation, filed in August, 2014, is whether the nonprofits may receive a Brownfields Tax Credit for site-

remediation work performed prior to the taxable year commencing on or after June 24, 2006 (i.e., the effective date of the legislative amendment). The Commissioner denied the plaintiffs’ applications for the credit because the site remediation work had been achieved prior to the taxable year commencing on or after June 24, 2006. But the plaintiffs have prevailed in the Superior Court and, if all other application conditions are met, they would be entitled to tax credits in the cumulative amount of $17.7 million. Additionally, other entities may now be bolstered in claims for credits that they have not yet asserted; those claims may be worth tens of millions of dollars. The Commonwealth has appealed the adverse Superior Court judgment. On June 17, 2016, the court dismissed the appeal with respect to 131 Willow Ave. LLC only, following the filing of a partial motion to dismiss under Rule 29(b) of the MA Rules of Appellate Procedure by the Commissioner on June 15, 2016, reflecting the agreement of the Commissioner and 131 Willow Ave. LLC that the appeal be dismissed with respect to 131 Willow Ave. LLC only. The Commissioner filed his initial appellate brief on June 28, 2016. The taxpayers filed their brief on August 22, 2016. The Commissioner filed his reply brief on September 30, 2016, and, as of November 1, 2016, the appeal was ready to be scheduled for oral argument. There is also an unrelated Superior Court case filed in February, 2016 by Arborway Corporation, which likewise presents a Brownfields Credit claim; the potential revenue loss in that case is estimated at $1.7 million. As of November 1, 2016, in the category of Brownfields Credits claims not yet docketed at the Appellate Tax Board, the Department of Revenue estimates $20.3 million worth of potential revenue loss (even though none of the individual credit amounts exceeds $10 million).

Film Credits Claims. Under the provisions of General Laws chapter 63, § 38X, personal income tax and corporate excise credits and sales tax exemptions are available to qualifying taxpayers in the motion picture industry (commonly referred to as “Film Credits”). In summary, a taxpayer engaged in the making of a motion picture shall be allowed a credit against the taxes imposed by the General Laws in chapter 63 for the employment of persons within the Commonwealth in connection with the filming or production of one or more motion pictures in the Commonwealth within any consecutive 12-month period. As of November 1, 2016, the Department of Revenue was reviewing applications from various taxpayers for Film Credits, against taxable income, in amounts that total approximately $54.1 million. As of November 1, 2016, all applications were pending action within the Department’s Audit Division.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Supreme Judicial Court, Middlesex Superior Court (a/k/a the Tobacco Master Settlement Agreement, Nonparticipating Manufacturer (“NPM”) Adjustment Disputes)

These matters arise under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 51 other states or dependencies (collectively the “States”) against the major tobacco manufacturers. Under the MSA, yearly payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively, the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the PMs suffer a specified market share loss as compared to their market share during the base year 1997. Under the MSA, a nationally recognized economic firm selected jointly by the States and the PMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for a given year. Even if such a determination is made, the States can still avoid the NPM adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes.

(a) (2004 NPM Adjustment) The PMs sought to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales and so they deposited a portion of this amount into an escrow account pending a resolution of this claim. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2004 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $17 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2004 sales, depending upon the outcome of similar NPM proceedings against other states. As of November 1, 2016, an arbitration to resolve the 2004 NPM Adjustment Dispute had been commenced. As of November 1, 2016, the arbitrators had been selected and proceedings were underway.

(b) (2005 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $753 million, the MSA payments they made to the States for 2005 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2005 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $30 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2005 sales, depending upon the outcome of similar NPM proceedings against other states.

(c) (2006 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $704 million, the MSA payments they made to the States for 2006 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2006 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $7 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2006 sales, depending upon the outcome of similar NPM proceedings against other states.

(d) (2007 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $791 million, the MSA payments they made to the States for 2007 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2007 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $8.8 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2007 sales, depending upon the outcome of similar NPM proceedings against other states.

(e) (2008 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $888 million, the MSA payments they made to the States for 2008 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2008 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $900,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2008 sales, depending upon the outcome of similar NPM proceedings against other states.

(f) (2009 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $859 million, the MSA payments they made to the States for 2009 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2009. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $1.3 million, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2009 sales, depending upon the outcome of similar NPM proceedings against other states.

(g) (2010 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $873 million, the MSA payments they made to the States for 2010 sales. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2010. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $500,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2010 sales, depending upon the outcome of similar NPM proceedings against other states.

(h) (2011 NPM Adjustment) In the same manner as described above, the PMs sought to reduce, by approximately $728 million, the MSA payments they made to the States for 2011 sales. This amount is subject to revision until a Final Calculation in March, 2016. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2011. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $500,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2011 sales, depending upon the outcome of similar NPM proceedings against other states.

(i) (2012 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $789 million, the MSA payments they made to the States for 2012 sales. This amount is subject to revision until a Final Calculation in March, 2017. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2012. If the matter is arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $200,000, plus interest, up to but not exceeding the full amount of the State’s MSA payment for 2012 sales, depending upon the outcome of similar NPM proceedings against other states.

(j) (2013 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $814 million, the MSA payments they made to the States for 2013 sales. This amount is subject to revision until a Final Calculation in March, 2018. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2013. The largest PMs have not yet had an opportunity to designate funds related to 2013 sales as disputed and place the funds in escrow. Until they have had such an opportunity and Final Calculations are received in March, 2018, the Commonwealth’s potential exposure cannot be determined.

(k) (2014 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $816 million, the MSA payments they made to the States for 2014 sales. This amount is subject to revision until a Final Calculation in March, 2019. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2014. The largest PMs have not yet had an opportunity to designate funds related to 2014 sales as disputed and place the funds in escrow. Until they have had such an opportunity and Final Calculations are received in March, 2019, the Commonwealth’s potential exposure cannot be determined.

(l) (2015 NPM Adjustment) In the same manner as described above, the PMs sought to reduce by approximately $890 million, the MSA payments they made to the States for 2015 sales. This amount is subject to revision until a Final Calculation in March, 2020. A determination has been made that the PMs suffered a market share loss and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to the market share loss. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each state diligently enforced its NPM Escrow Statute during 2015. The largest PMs have not yet had an opportunity to designate funds related to 2015 sales as disputed and place the funds in escrow. Until they have had such an opportunity and Final Calculations are received in March, 2020, the Commonwealth’s potential exposure cannot be determined.

Environment

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Energy and Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior and the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed, as of November 1, 2016. While no recent comprehensive estimate of natural resource damages and response actions was available as of November 1, 2016, it was expected that the damages and response actions may cost at least tens of millions of dollars. In 2013, the state and federal trustees reopened preliminary discussions per a Trustee Council resolution on a potential settlement framework.

Other

Drug Testing Laboratory disputes. In August, 2012, Annie Dookhan, a chemist formerly employed at the State’s drug testing laboratory in Boston, admitted to several types of misconduct involving her handling of laboratory samples, which were used in criminal cases. The Attorney General’s Office conducted a criminal investigation, and in December, 2012 Ms. Dookhan was indicted by a Statewide Grand Jury on charges in connection with altering drug evidence during the testing process and obstructing justice; she pled guilty in 2013 and was sentenced to 3-to-5 years in State prison. In advance of oral argument in follow-on litigation scheduled for November 8, 2016, the Supreme Judicial Court requested amicus briefs on the following question:

Whether the persons who were convicted of drug-related charges and in whose cases former Hinton Drug Lab Assistant Analyst Annie Dookhan signed the certificate of drug analysis as the analyst, who are collectively referred to as the “Dookhan defendants,” are entitled to a comprehensive remedy, including whether all cases involving misconduct by Dookhan should be dismissed or subjected to a court-imposed deadline.

Meanwhile, in January, 2013, Sonja Farak, a chemist formerly employed at the State’s Amherst drug testing laboratory was arrested for theft of a controlled substance and tampering with evidence. In January, 2014, Ms. Farak pled guilty to charges that she removed drug samples for her own use and mixed drug evidence samples with counterfeit drugs to hide the theft, and she was given a split sentence of 2.5 years in a house of correction with 18 months to serve. The Attorney General’s Office conducted an investigation into the full scope and timing of Ms. Farak’s misconduct and the operations of the Amherst laboratory, issuing a report dated April 1, 2016, to the Hampden County Superior Court. As of November 1, 2016, it was anticipated that there would be litigation to determine whether any criminal cases over the course of Ms. Farak’s employment at the Amherst laboratory were so tainted by malfeasance or affected by alleged delay in disclosure of her misconduct as to warrant relief to criminal defendants. As of November 1, 2016, court hearings on motions for new trials or to dismiss filed by a small, initial group of defendants were expected to take place in Hampden Superior Court prior to the end of 2016. Given the thousands of cases from both laboratories potentially affected, there likely will be continuing significant, but as yet undetermined, State costs to remedy alleged malfeasance, including costs to defend civil complaints alleging State liability in both State and federal court and for potential judgments.

*   *  *  *  *

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

C-51